UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (713) 626-1919

Date of fiscal year end:   12/31

Date of reporting period:   12/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	December 31, 2023

Invesco Active Allocation Fund

Nasdaq:

A: OAAAX ∎ C: OAACX ∎ R: OAANX ∎ Y: OAAYX ∎ R5: PAAJX ∎ R6: PAAQX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
7	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Fund Expenses
27	Tax Information
T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Active Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Active Allocation Index.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.52%
Class C Shares	12.66
Class R Shares	13.33
Class Y Shares	13.86
Class R5 Shares	13.89
Class R6 Shares	13.91
MSCI All Country World Index▼	22.20
Bloomberg Global Aggregate USD Hedged Index▼	7.15
Custom Invesco Active Allocation Index∎	19.15
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the United States, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. The Fund may also implement a tactical overlay strategy using futures contracts on a percentage of the underlying assets under management. From an absolute performance perspective, almost all equity and fixed income allocations contributed positively, with the exception of the Invesco S&P SmallCap Low Volatility ETF and Invesco Master Loan Fund, which detracted from absolute performance.

 From a relative performance perspective, the portfolio underperformed its custom benchmark during the year. Underperfor-mance was driven mainly by style selection within the equity allocations, although asset allocation and manager selection also detracted from relative performance. Within the equity allocation, the Invesco S&P 500 Low Volatility ETF and Invesco S&P 500 Pure Value ETF were the primary detractors from relative performance. Additionally, both the allocation to alternatives and the overweight allocation to fixed income detracted from performance given the strong equity market performance for the year.

 Conversely, a pair of equity funds, the Invesco Global Fund and Invesco NASDAQ 100 ETF were the most significant contributors to relative performance, and performance within the fixed income sector was roughly equal to that of the benchmark due mainly to a positive contribution from the Invesco High Yield Fund.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds.

Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Active Allocation Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2      Invesco Active Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3      Invesco Active Allocation Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	4.68%
10 Years	4.78
5 Years	6.57
1 Year	7.29

Class C Shares
Inception (4/5/05)	4.65%
10 Years	4.73
5 Years	6.95
1 Year	11.66

Class R Shares
Inception (4/5/05)	4.75%
10 Years	5.10
5 Years	7.51
1 Year	13.33

Class Y Shares
Inception (4/5/05)	5.31%
10 Years	5.63
5 Years	8.04
1 Year	13.86

Class R5 Shares
10 Years	5.51%
5 Years	8.05
1 Year	13.89

Class R6 Shares
10 Years	5.51%
5 Years	8.06
1 Year	13.91

Effective May 24, 2019, Class A, Class C, Class R, and Class Y shares of the Oppenheimer Portfolio Series: Active Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Active Allocation Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4      Invesco Active Allocation Fund

Supplemental Information

Invesco Active Allocation Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Active Allocation Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Global Aggregate USD Hedged Index.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5      Invesco Active Allocation Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	59.11%
Fixed Income Funds	21.95
Exchange-Traded Funds	11.82
Alternative Funds	4.92
Money Market Funds	2.20

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6      Invesco Active Allocation Fund

Schedule of Investments

December 31, 2023

Invesco Active Allocation Fund

Schedule of Investments in Affiliated Issuers–99.77%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/23	12/31/23
Alternative Funds–5.00%
Invesco Global Real Estate Income Fund, Class R6	2.59%	$43,481,788	$2,484,750	$–	$3,836,375	$–	$1,629,293	5,935,985	$49,802,913
Invesco Macro Allocation Strategy Fund, Class R6	2.41%	45,537,838	742,007	(24,556)	(54,573)	(3,272)	742,008	6,151,457	46,197,444
Total Alternative Funds		89,019,626	3,226,757	(24,556)	3,781,802	(3,272)	2,371,301		96,000,357
Domestic Equity Funds–43.73%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	4.72%	106,935,659	–	(27,940,805)	15,998,675	(4,393,400)	–	3,156,799	90,600,129
Invesco Main Street Small Cap Fund, Class R6	6.48%	110,633,687	3,014,795	(8,198,088)	17,346,147	1,662,880	789,261	5,937,949	124,459,421
Invesco NASDAQ 100 ETF(c)	4.59%	–	81,887,843	(17,411,079)	21,421,589	2,271,664	464,642	523,140	88,170,017
Invesco Russell 1000® Dynamic Multifactor ETF	12.00%	215,419,331	–	(25,297,635)	40,777,195	(364,215)	3,323,478	4,484,238	230,534,676
Invesco S&P 500® Low Volatility ETF(c)	8.39%	148,832,877	14,708,925	–	(2,410,672)	–	3,855,318	2,571,515	161,131,130
Invesco S&P 500® Pure Growth ETF	4.68%	96,001,423	–	(11,378,911)	6,526,733	(1,213,107)	1,370,352	2,787,853	89,936,138
Invesco S&P SmallCap Low Volatility ETF	–	63,519,817	–	(60,624,633)	(14,399,247)	11,504,063	487,050	–	–
Invesco Value Opportunities Fund, Class R6(d)	2.87%	55,116,230	1,202,228	(7,650,267)	7,077,152	569,603	110,055	3,059,433	55,222,773
Total Domestic Equity Funds		796,459,024	100,813,791	(158,501,418)	92,337,572	10,037,488	10,400,156		840,054,284
Fixed Income Funds–22.28%
Invesco Core Plus Bond Fund, Class R6	7.15%	139,733,537	11,071,657	(15,282,865)	6,233,921	(4,378,124)	6,467,740	14,867,763	137,378,126
Invesco Equal Weight 0-30 Year Treasury ETF(e)	3.82%	35,009,688	39,380,668	–	(919,840)	–	1,876,500	2,548,405	73,470,516
Invesco Floating Rate ESG Fund, Class R6(d)	0.77%	–	14,744,813	–	13,085	–	474,185	2,170,039	14,756,262
Invesco High Yield Fund, Class R6	2.90%	–	57,091,922	(3,069,520)	1,735,495	(90,229)	2,956,800	15,859,735	55,667,668
Invesco Income Fund, Class R6	0.97%	19,584,264	1,100,329	(2,108,026)	160,618	(130,411)	1,100,338	2,716,318	18,606,774
Invesco International Bond Fund, Class R6(d)	0.97%	–	19,026,203	(1,250,803)	1,459,512	(7,789)	202,829	4,209,299	18,689,287
Invesco Master Loan Fund, Class R6	–	14,004,125	825,310	(14,253,771)	781,621	(1,357,285)	820,086	–	–
Invesco Senior Floating Rate Fund, Class R6(d)	1.46%	20,622,107	8,458,861	(1,664,953)	874,035	(110,829)	2,299,013	4,215,760	28,076,961
Invesco Taxable Municipal Bond ETF(c)	3.29%	66,747,659	–	(6,497,454)	4,737,340	(1,707,604)	2,368,620	2,351,540	63,279,941
Invesco Variable Rate Investment Grade ETF	0.95%	18,441,765	–	(435,697)	204,461	(2,040)	1,092,008	728,631	18,208,489
Total Fixed Income Funds		314,143,145	151,699,763	(44,563,089)	15,280,248	(7,784,311)	19,658,119		428,134,024
Foreign Equity Funds–28.28%
Invesco EQV Emerging Markets All Cap Fund, Class R6	2.93%	64,268,620	1,057,919	(13,796,505)	8,902,211	(4,232,809)	1,057,919	1,696,331	56,199,436
Invesco Developing Markets Fund, Class R6	3.17%	67,766,472	575,499	(14,124,835)	13,289,074	(6,526,079)	575,499	1,581,025	60,980,131
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(c)	2.52%	–	45,474,975	(1,849,291)	4,759,153	81,864	1,358,820	1,022,638	48,466,701
Invesco Global Fund, Class R6	8.18%	191,852,708	14,851,991	(83,836,654)	38,786,659	10,354,122	–	1,709,341	157,156,835
Invesco Global Infrastructure Fund, Class R6	0.96%	18,564,649	530,570	(528,981)	(72,995)	(78,385)	530,570	1,599,901	18,414,858
Invesco International Select Equity Fund, Class R6	–	31,381,131	–	(32,766,611)	10,908,497	(9,523,017)	–	–	–

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7      Invesco Active Allocation Fund

Invesco Active Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–99.77%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend		Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income		12/31/23	12/31/23
Invesco International Small-Mid Company Fund, Class R6	2.06%	$61,811,906	$1,058,463	$(27,810,662)	$(2,248,076)	$7,308,401	$473,641		924,152	$39,535,210
Invesco Oppenheimer International Growth Fund, Class R6	2.01%	–	41,020,930	(3,008,434)	514,556	3,949,332	389,630		1,087,275	38,706,996
Invesco RAFI™ Strategic Developed ex-US ETF	–	79,501,652	–	(81,632,092)	(6,927,077)	9,057,517	–		–	–
Invesco S&P Emerging Markets Low Volatility ETF	4.48%	67,057,261	15,141,156	–	3,860,528	–	3,343,791		3,579,823	86,058,945
Invesco S&P International Developed Low Volatility ETF	1.97%	17,985,984	17,918,664	–	1,920,084	–	1,146,457		1,342,731	37,824,732
Total Foreign Equity Funds		600,190,383	137,630,167	(259,354,065)	73,692,614	10,390,946	8,876,327			543,343,844
Money Market Funds–0.48%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.17%	2,420,887	118,366,685	(117,582,123)	–	–	171,928		3,205,449	3,205,449
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.12%	1,730,064	84,547,632	(83,987,230)	299	155	116,410		2,289,318	2,290,920
Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.19%	2,766,728	135,276,212	(134,379,569)	–	–	181,835		3,663,371	3,663,371
Total Money Market Funds		6,917,679	338,190,529	(335,948,922)	299	155	470,173			9,159,740
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $1,695,422,550)	99.77%	1,806,729,857	731,561,007	(798,392,050)	185,092,535	12,641,006	41,776,076			1,916,692,249
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.76%
Invesco Private Government Fund, 5.32%(f)(g)	0.49%	2,191,900	219,590,227	(212,314,762)	–	–	427,952	(h)	9,467,365	9,467,365
Invesco Private Prime Fund, 5.55%(f)(g)	1.27%	5,636,313	417,946,103	(399,236,170)	528	(2,119)	1,031,259	(h)	24,327,626	24,344,655
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $33,811,244)	1.76%	7,828,213	637,536,330	(611,550,932)	528	(2,119)	1,459,211			33,812,020
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,729,233,794)	101.53%	$1,814,558,070	$1,369,097,337	$(1,409,942,982)	$185,093,063	$12,638,887 (i)	$43,235,287			$1,950,504,269
OTHER ASSETS LESS LIABILITIES	(1.53)%									(29,435,831)
NET ASSETS	100.00%									$1,921,068,438

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8      Invesco Active Allocation Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(e)	Effective August 25, 2023, the underlying fund’s name changed.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Global Fund	$14,851,991
Invesco International Small-Mid Company Fund	584,822
Invesco Oppenheimer International Growth Fund	3,769,388
Invesco Value Opportunities Fund	1,092,173

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

MSCI Emerging Markets Index	269	March-2024	$13,903,265	$615,607	$615,607

Nikkei 225 Index	19	March-2024	4,507,447	93,695	93,695

S&P/TSX 60 Index	12	March-2024	2,301,015	70,528	70,528

SPI 200 Index	19	March-2024	2,455,179	117,941	117,941

STOXX Europe 600 Index	446	March-2024	11,811,759	82,583	82,583

Subtotal–Long Futures Contracts				980,354	980,354

Short Futures Contracts

Equity Risk

E-Mini S&P 500 Index	64	March-2024	(15,424,000)	(512,346)	(512,346)

Interest Rate Risk

U.S. Treasury 10 Year Notes	200	March-2024	(22,578,125)	(703,559)	(703,559)

Subtotal–Short Futures Contracts				(1,215,905)	(1,215,905)

Total Futures Contracts				$(235,551)	$(235,551)

(a)	Futures contracts collateralized by $3,066,406 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

03/20/2024	Barclays Bank PLC	USD	109,740	CZK	2,490,000	$1,376

03/20/2024	BNP Paribas S.A.	USD	49,396	DKK	340,000	1,152

03/20/2024	BNP Paribas S.A.	USD	6,651,945	GBP	5,300,000	106,257

03/20/2024	BNP Paribas S.A.	USD	4,997,757	HUF	1,790,060,000	118,197

03/20/2024	Deutsche Bank AG	USD	5,382,605	PLN	21,670,000	119,008

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	4,901,028	IDR	76,755,000,000	83,664

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	4,965,808	SEK	51,720,000	177,563

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	5,244,137	SGD	6,995,000	74,848

03/20/2024	Merrill Lynch International	USD	5,578,105	COP	22,703,000,000	190,999

03/20/2024	Merrill Lynch International	USD	4,548,439	ZAR	86,870,000	168,866

03/20/2024	Morgan Stanley and Co. International PLC	USD	10,003,108	EUR	9,250,000	239,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9      Invesco Active Allocation Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

03/20/2024	Morgan Stanley and Co. International PLC	USD	5,091,203	NOK	55,220,000	$353,140

Subtotal–Appreciation						1,634,897

Currency Risk

03/20/2024	Barclays Bank PLC	HKD	700,000	USD	89,755	(48)

03/20/2024	Citibank, N.A.	KRW	9,543,670,000	USD	7,315,007	(87,548)

03/04/2024	Goldman Sachs International	BRL	3,075,000	USD	620,021	(9,193)

03/20/2024	Goldman Sachs International	THB	179,665,000	USD	5,066,123	(232,609)

03/20/2024	J.P. Morgan Chase Bank, N.A.	CNY	69,655,000	USD	9,761,451	(98,691)

03/20/2024	J.P. Morgan Chase Bank, N.A.	INR	175,700,000	USD	2,099,239	(4,751)

03/20/2024	J.P. Morgan Chase Bank, N.A.	MXN	100,525,000	USD	5,698,684	(147,782)

03/20/2024	J.P. Morgan Chase Bank, N.A.	TWD	72,605,000	USD	2,336,745	(68,193)

03/20/2024	Merrill Lynch International	CLP	250,300,000	USD	282,850	(29)

03/20/2024	Morgan Stanley and Co. International PLC	AUD	6,505,000	USD	4,297,587	(145,496)

03/20/2024	Morgan Stanley and Co. International PLC	CAD	5,220,000	USD	3,850,410	(93,217)

03/20/2024	Morgan Stanley and Co. International PLC	CHF	3,825,000	USD	4,395,560	(188,084)

03/20/2024	Morgan Stanley and Co. International PLC	NZD	8,885,000	USD	5,442,196	(175,576)

03/20/2024	Morgan Stanley and Co. International PLC	PHP	277,080,000	USD	4,987,400	(17,263)

03/21/2024	Morgan Stanley and Co. International PLC	JPY	294,305,000	USD	2,072,234	(39,978)

Subtotal–Depreciation						(1,308,458)

Total Forward Foreign Currency Contracts						$326,439

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 40, Version 1	Sell	5.00%	Quarterly	06/20/2028	3.362%	USD	26,977,500	$371,180	$1,654,072	$1,282,892

Credit Risk

Markit CDX North America Investment Grade Index, Series 40, Version 1	Buy	(1.00)	Quarterly	06/20/2028	0.508	USD	154,800,000	(1,768,111)	(3,111,170)	(1,343,059)

Total Centrally Cleared Credit Default Swap Agreements								$(1,396,931)	$(1,457,098)	$(60,167)

(a)	Centrally cleared swap agreements collateralized by $1,285,496 cash held with J.P. Morgan Chase Bank, N.A.
(b)

Implied credit spreads represent the current level, as of December 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10      Invesco Active Allocation Fund

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PHP	–Philippines Peso
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11      Invesco Active Allocation Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in affiliated underlying funds, at value (Cost $1,729,233,794)*	$1,950,504,269

Other investments:
Variation margin receivable – futures contracts	957,065

Variation margin receivable–centrally cleared swap agreements	16,308

Unrealized appreciation on forward foreign currency contracts outstanding	1,634,897

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,066,406

Cash collateral – centrally cleared swap agreements	1,285,496

Cash	97,915

Receivable for:
Fund shares sold	1,048,241

Dividends - affiliated underlying funds	1,625,332

Investment for trustee deferred compensation and retirement plans	111,627

Other assets	48,467

Total assets	1,960,396,023

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,308,458

Payable for:
Investments purchased - affiliated underlying funds	1,556,350

Fund shares reacquired	1,627,400

Collateral upon return of securities loaned	33,811,244

Accrued fees to affiliates	782,983

Accrued trustees’ and officers’ fees and benefits	35,247

Accrued other operating expenses	94,276

Trustee deferred compensation and retirement plans	111,627

Total liabilities	39,327,585

Net assets applicable to shares outstanding	$1,921,068,438

Net assets consist of:
Shares of beneficial interest	$1,685,395,668

Distributable earnings	235,672,770

$1,921,068,438

Net Assets:
Class A	$1,589,240,333

Class C	$159,486,339

Class R	$146,168,205

Class Y	$25,831,689

Class R5	$287,447

Class R6	$54,425

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	121,479,885

Class C	12,533,700

Class R	11,254,938

Class Y	1,936,805

Class R5	22,015

Class R6	4,171

Class A:
Net asset value per shareA	$13.08

Maximum offering price per share (Net asset value of $13.08 ÷ 94.50%)	$13.84

Class C:
Net asset value and offering price per shareC	$12.72

Class R:
Net asset value and offering price per shareR	$12.99

Class Y:
Net asset value and offering price per shareY	$13.34

Class R5:
Net asset value and offering price per shareR5	$13.06

Class R6:
Net asset value and offering price per shareR6	$13.05

*	At December 31, 2023, securities with an aggregate value of $29,534,430 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12      Invesco Active Allocation Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $417,155)	$42,193,231

Interest	679,189

Total investment income	42,872,420

Expenses:
Advisory fees	1,597,442

Administrative services fees	266,602

Custodian fees	56,922

Distribution fees:

Class A	3,709,021

Class C	1,636,571

Class R	681,582

Transfer agent fees – A, C, R and Y	1,929,399

Transfer agent fees – R5	61

Transfer agent fees – R6	10

Trustees’ and officers’ fees and benefits	37,527

Registration and filing fees	118,104

Reports to shareholders	89,784

Professional services fees	66,080

Other	35,190

Total expenses	10,224,295

Less: Fees waived and/or expense offset arrangement(s)	(99,368)

Net expenses	10,124,927

Net investment income	32,747,493

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(7,659,487)

Foreign currencies	3,205

Forward foreign currency contracts	4,421,881

Futures contracts	483,547

Swap agreements	(183,741)

Capital gain distributions from affiliated underlying fund shares	20,298,374

17,363,779

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	185,093,063

Foreign currencies	(29,957)

Forward foreign currency contracts	(149,944)

Futures contracts	753,982

Swap agreements	(244,367)

185,422,777

Net realized and unrealized gain	202,786,556

Net increase in net assets resulting from operations	$235,534,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13      Invesco Active Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$32,747,493	$21,574,524

Net realized gain	17,363,779	28,205,668

Change in net unrealized appreciation (depreciation)	185,422,777	(512,994,170)

Net increase (decrease) in net assets resulting from operations	235,534,049	(463,213,978)

Distributions to shareholders from distributable earnings:
Class A	(48,417,973)	(66,983,477)

Class C	(3,828,078)	(6,373,062)

Class R	(4,113,023)	(5,367,820)

Class Y	(843,262)	(1,201,353)

Class R5	(9,602)	(477)

Class R6	(1,833)	(1,311)

Total distributions from distributable earnings	(57,213,771)	(79,927,500)

Share transactions–net:
Class A	(56,958,270)	(30,892,240)

Class C	(24,013,123)	(25,738,511)

Class R	5,215,520	(1,315,735)

Class Y	(1,734,632)	553,590

Class R5	263,667	1,497

Class R6	22,806	17,817

Net increase (decrease) in net assets resulting from share transactions	(77,204,032)	(57,373,582)

Net increase (decrease) in net assets	101,116,246	(600,515,060)

Net assets:
Beginning of year	1,819,952,192	2,420,467,252

End of year	$1,921,068,438	$1,819,952,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14      Invesco Active Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/23	$11.89	$0.23	$1.37	$1.60	$(0.23)	$(0.18)	$(0.41)	$13.08	13.52	%(f)	$1,589,240	0.46	%(f)	0.46	%(f)	1.84	%(f)	21%
Year ended 12/31/22	15.42	0.15	(3.12)	(2.97)	(0.17)	(0.39)	(0.56)	11.89	(19.32	)(f)	1,498,861	0.47	(f)	0.47	(f)	1.18	(f)	20
Year ended 12/31/21	14.70	0.10	1.92	2.02	(0.32)	(0.98)	(1.30)	15.42	13.92	(f)	1,973,745	0.45	(f)	0.47	(f)	0.64	(f)	16
Year ended 12/31/20	14.66	0.13	1.76	1.89	(0.14)	(1.71)	(1.85)	14.70	13.04	(f)	1,973,119	0.44	(f)	0.48	(f)	0.94	(f)	70
Eleven months ended 12/31/19	13.89	0.21	1.85	2.06	(0.44)	(0.85)	(1.29)	14.66	14.84		1,867,751	0.52	(g)	0.56	(g)	1.52	(g)	24
Year ended 01/31/19	15.25	0.15	(1.27)	(1.12)	(0.24)	–	(0.24)	13.89	(7.22)		1,636,759	0.53		0.57		1.04		38
Class C
Year ended 12/31/23	11.57	0.13	1.33	1.46	(0.13)	(0.18)	(0.31)	12.72	12.66		159,486	1.22		1.22		1.08		21
Year ended 12/31/22	15.01	0.05	(3.03)	(2.98)	(0.07)	(0.39)	(0.46)	11.57	(19.93)		167,991	1.23		1.23		0.42		20
Year ended 12/31/21	14.34	(0.02)	1.86	1.84	(0.19)	(0.98)	(1.17)	15.01	13.01		247,857	1.21		1.23		(0.12)		16
Year ended 12/31/20	14.35	0.02	1.70	1.72	(0.02)	(1.71)	(1.73)	14.34	12.18		263,343	1.20		1.24		0.18		70
Eleven months ended 12/31/19	13.60	0.10	1.81	1.91	(0.31)	(0.85)	(1.16)	14.35	14.09		342,957	1.28	(g)	1.32	(g)	0.76	(g)	24
Year ended 01/31/19	14.92	0.04	(1.23)	(1.19)	(0.13)	–	(0.13)	13.60	(7.92)		489,474	1.28		1.32		0.28		38
Class R
Year ended 12/31/23	11.80	0.20	1.37	1.57	(0.20)	(0.18)	(0.38)	12.99	13.33		146,168	0.72		0.72		1.58		21
Year ended 12/31/22	15.31	0.12	(3.11)	(2.99)	(0.13)	(0.39)	(0.52)	11.80	(19.56)		127,968	0.73		0.73		0.92		20
Year ended 12/31/21	14.60	0.06	1.91	1.97	(0.28)	(0.98)	(1.26)	15.31	13.64		166,900	0.71		0.73		0.38		16
Year ended 12/31/20	14.58	0.09	1.74	1.83	(0.10)	(1.71)	(1.81)	14.60	12.70		147,675	0.70		0.74		0.68		70
Eleven months ended 12/31/19	13.82	0.17	1.83	2.00	(0.39)	(0.85)	(1.24)	14.58	14.54		139,693	0.77	(g)	0.81	(g)	1.27	(g)	24
Year ended 01/31/19	15.17	0.11	(1.26)	(1.15)	(0.20)	–	(0.20)	13.82	(7.44)		125,162	0.78		0.82		0.78		38
Class Y
Year ended 12/31/23	12.11	0.27	1.40	1.67	(0.26)	(0.18)	(0.44)	13.34	13.86		25,832	0.22		0.22		2.08		21
Year ended 12/31/22	15.70	0.19	(3.19)	(3.00)	(0.20)	(0.39)	(0.59)	12.11	(19.15)		25,095	0.23		0.23		1.42		20
Year ended 12/31/21	14.94	0.14	1.96	2.10	(0.36)	(0.98)	(1.34)	15.70	14.24		31,941	0.21		0.23		0.88		16
Year ended 12/31/20	14.88	0.17	1.77	1.94	(0.17)	(1.71)	(1.88)	14.94	13.22		28,284	0.20		0.24		1.18		70
Eleven months ended 12/31/19	14.08	0.24	1.88	2.12	(0.47)	(0.85)	(1.32)	14.88	15.11		26,168	0.28	(g)	0.32	(g)	1.76	(g)	24
Year ended 01/31/19	15.42	0.19	(1.29)	(1.10)	(0.24)	–	(0.24)	14.08	(7.00)		24,190	0.29		0.33		1.28		38
Class R5
Year ended 12/31/23	11.87	0.26	1.38	1.64	(0.27)	(0.18)	(0.45)	13.06	13.89		287	0.20		0.20		2.10		21
Year ended 12/31/22	15.39	0.19	(3.12)	(2.93)	(0.20)	(0.39)	(0.59)	11.87	(19.08)		10	0.17		0.17		1.48		20
Year ended 12/31/21	14.68	0.14	1.92	2.06	(0.37)	(0.98)	(1.35)	15.39	14.19		11	0.19		0.21		0.90		16
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.18)	(1.71)	(1.89)	14.68	13.29		10	0.18		0.22		1.20		70
Period ended 12/31/19(h)	14.28	0.16	1.54	1.70	(0.48)	(0.85)	(1.33)	14.65	11.94		10	0.22	(g)	0.26	(g)	1.82	(g)	24
Class R6
Year ended 12/31/23	11.86	0.27	1.37	1.64	(0.27)	(0.18)	(0.45)	13.05	13.91		54	0.14		0.14		2.16		21
Year ended 12/31/22	15.39	0.18	(3.12)	(2.94)	(0.20)	(0.39)	(0.59)	11.86	(19.14)		27	0.23		0.23		1.42		20
Year ended 12/31/21	14.67	0.14	1.93	2.07	(0.37)	(0.98)	(1.35)	15.39	14.29		14	0.19		0.21		0.90		16
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.19)	(1.71)	(1.90)	14.67	13.25		10	0.17		0.22		1.21		70
Period ended 12/31/19(h)	14.28	0.17	1.54	1.71	(0.49)	(0.85)	(1.34)	14.65	12.02		10	0.14	(g)	0.18	(g)	1.90	(g)	24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.52%, 0.53%, 0.53% and 0.63% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(d)	Does not include indirect expenses from affiliated fund fees and expenses of 0.62% and 0.63% for the eleven months ended December 31, 2019 and the year ended January 31, 2019, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15      Invesco Active Allocation Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Active Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

16      Invesco Active Allocation Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds

17      Invesco Active Allocation Fund

(collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $33,089 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted

18      Invesco Active Allocation Fund

through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks - Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

19      Invesco Active Allocation Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $3 billion	0.100%
Over $3 billion	0.080%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.09%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

For the year ended December 31, 2023, the Adviser waived advisory fees of $10,238.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $197,536 in front-end sales commissions from the sale of Class A shares and $3,470 and $4,740 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

20      Invesco Active Allocation Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$1,907,532,509	$–	$–	$1,907,532,509
Money Market Funds	9,159,740	33,812,020	–	42,971,760
Total Investments in Securities	1,916,692,249	33,812,020	–	1,950,504,269

Other Investments - Assets*
Futures Contracts	980,354	–	–	980,354
Forward Foreign Currency Contracts	–	1,634,897	–	1,634,897
Swap Agreements	–	1,282,892	–	1,282,892
	980,354	2,917,789	–	3,898,143

Other Investments - Liabilities*
Futures Contracts	(1,215,905)	–	–	(1,215,905)
Forward Foreign Currency Contracts	–	(1,308,458)	–	(1,308,458)
Swap Agreements	–	(1,343,059)	–	(1,343,059)
	(1,215,905)	(2,651,517)	–	(3,867,422)
Total Other Investments	(235,551)	266,272	–	30,721
Total Investments	$1,916,456,698	$34,078,292	$–	$1,950,534,990

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Derivative Assets	Value
	Credit	Currency	Equity
	Risk	Risk	Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$980,354	$980,354

Unrealized appreciation on swap agreements – Centrally Cleared(a)	1,282,892	–	–	1,282,892

Unrealized appreciation on forward foreign currency contracts outstanding	–	1,634,897	–	1,634,897

Total Derivative Assets	1,282,892	1,634,897	980,354	3,898,143

Derivatives not subject to master netting agreements	(1,282,892)	–	(980,354)	(2,263,246)

Total Derivative Assets subject to master netting agreements	$–	$1,634,897	$–	$1,634,897

	Value
	Credit	Currency	Equity	Interest
Derivative Liabilities	Risk	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(512,346)	$(703,559)	$(1,215,905)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(1,343,059)	–	–	–	(1,343,059)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(1,308,458)	–	–	(1,308,458)

Total Derivative Liabilities	(1,343,059)	(1,308,458)	(512,346)	(703,559)	(3,867,422)

Derivatives not subject to master netting agreements	1,343,059	–	512,346	703,559	2,558,964

Total Derivative Liabilities subject to master netting agreements	$–	$(1,308,458)	$–	$–	$(1,308,458)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

21      Invesco Active Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$ 1,376	$(48)	$ 1,328	$–	$–	$ 1,328

BNP Paribas S.A.	225,606	–	225,606	–	–	225,606

Citibank, N.A.	–	(87,548)	(87,548)	–	–	(87,548)

Deutsche Bank AG	119,008	–	119,008	–	–	119,008

Goldman Sachs International	–	(241,802)	(241,802)	–	–	(241,802)

J.P. Morgan Chase Bank, N.A.	336,075	(319,417)	16,658	–	–	16,658

Merrill Lynch International	359,865	(29)	359,836	–	–	359,836

Morgan Stanley and Co. International PLC	592,967	(659,614)	(66,647)	–	–	(66,647)

Total	$1,634,897	$(1,308,458)	$326,439	$–	$–	$326,439

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$4,421,881	$-	$-	$4,421,881

Futures contracts	-	-	225,162	258,385	483,547

Swap agreements	(183,741)	-	-	-	(183,741)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(149,944)	-	-	(149,944)

Futures contracts	-	-	1,309,603	(555,621)	753,982

Swap agreements	(244,367)	-	-	-	(244,367)

Total	$(428,108)	$4,271,937	$1,534,765	$(297,236)	$5,081,358

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$156,841,056	$44,497,196	$152,557,083

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $89,130.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

22      Invesco Active Allocation Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$31,128,618	$22,960,352

Long-term capital gain	26,085,153	56,967,148

Total distributions	$57,213,771	$79,927,500

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,363,725

Undistributed long-term capital gain	18,009,401

Net unrealized appreciation – investments	215,755,540

Net unrealized appreciation – foreign currencies	683,590

Temporary book/tax differences	(139,486)

Shares of beneficial interest	1,685,395,668

Total net assets	$1,921,068,438

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $393,370,478 and $462,443,128, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$284,157,370

Aggregate unrealized (depreciation) of investments	(68,401,830)

Net unrealized appreciation of investments	$215,755,540

Cost of investments for tax purposes is $1,734,779,450.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $960,405 and undistributed net realized gain was increased by $960,405. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	6,849,089	$86,095,067	7,552,885	$99,240,838

Class C	1,782,409	21,736,050	1,929,933	24,470,488

Class R	1,498,750	18,705,794	1,394,339	17,925,314

Class Y	672,961	8,604,188	754,937	10,078,225

Class R5	20,486	254,430	110	1,497

Class R6	2,183	26,915	1,352	17,169

23      Invesco Active Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	3,683,286	$47,403,894	5,483,458	$65,691,442

Class C	304,043	3,806,623	543,671	6,339,766

Class R	320,573	4,096,926	450,191	5,357,270

Class Y	51,929	681,310	79,245	967,583

Class R5	719	9,237	–	–

Class R6	118	1,516	75	899

Automatic conversion of Class C shares to Class A shares:
Class A	1,845,496	23,080,284	1,919,489	24,854,209

Class C	(1,901,984)	(23,080,284)	(1,977,621)	(24,854,209)

Reacquired:
Class A	(16,989,562)	(213,537,515)	(16,857,896)	(220,678,729)

Class C	(2,170,624)	(26,475,512)	(2,485,525)	(31,694,556)

Class R	(1,405,868)	(17,587,200)	(1,902,271)	(24,598,319)

Class Y	(860,365)	(11,020,130)	(796,572)	(10,492,218)

Class R6	(431)	(5,625)	(20)	(251)

Net increase (decrease) in share activity	(6,296,792)	$(77,204,032)	(3,910,220)	$(57,373,582)

24      Invesco Active Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Active Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the four years in the period ended December 31, 2023 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Oppenheimer Portfolio Series: Active Allocation Fund (subsequently renamed Invesco Active Allocation Fund) as of and for the year ended January 31, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25      Invesco Active Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,048.70	$2.38	$1,022.89	$2.35	0.46%
Class C	1,000.00	1,044.50	6.29	1,019.06	6.21	1.22
Class R	1,000.00	1,048.10	3.72	1,021.58	3.67	0.72
Class Y	1,000.00	1,051.00	1.14	1,024.10	1.12	0.22
Class R5	1,000.00	1,050.40	1.03	1,024.20	1.02	0.20
Class R6	1,000.00	1,051.30	0.67	1,024.55	0.66	0.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26      Invesco Active Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$26,085,153
Qualified Dividend Income*	51.07%
Corporate Dividends Received Deduction*	33.18%
U.S. Treasury Obligations*	11.02%
Qualified Business Income*	1.79%
Business Interest Income*	40.64%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27      Invesco Active Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

T-1      Invesco Active Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2      Invesco Active Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

T-3      Invesco Active Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company	N/A	N/A

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-4      Invesco Active Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-5      Invesco Active Allocation Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSAA-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Convertible Securities Fund

Nasdaq:

A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/ edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed the ICE BofA US Convertible Index, the Fund’s broad market/style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.87%
Class C Shares	7.12
Class Y Shares	8.17
Class R5 Shares	8.22
Class R6 Shares	8.29
ICE BofA US Convertible Index▼ (Broad Market/Style-Specific Index)	12.87
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	9.73
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

Convertible securities (as represented by the ICE BofA US Convertible Index) participated in the rally, returning 12.87% for the year ended December 31, 2023.5 Within the index, consumer discretionary, technology and materials had the highest returns, while utilities and transportation were the only sec-

tors that declined. New US convertible issuance totaled $53.4 billion in 2023, up from a historically weak $28.7 billion in 2022.5 Issuance in 2023 was still far below the record issuance amid the pandemic in 2020-2021, but in line with historical averages.5

Security selection in the health care sector was the largest detractor from the Fund’s performance relative to the ICE BofA US Convertible Index during the fiscal year, due in part to overweight positions in Dexcom and Insulet. Insulet manufactures and sells automated insulin delivery systems and Dexcom makes continuous glucose monitors. The stocks and convertibles of both companies declined along with other medical device makers amid concerns about future growth prospects, due to the popularity of GLP-1 agonist drugs for diabetes like Ozempic. We held both positions at year-end.

The Fund’s lack of exposure to BridgeBio Pharma (not a Fund holding) also hurt relative performance as the two convertible issues from this company were up over 100% each for the year.

Security selection in consumer discretionary was another detractor from the Fund’s performance relative to its benchmark index, particularly due to the Fund’s overweights in Burlington Stores, Vail Resorts and Marriott Vacations Worldwide. During the period, off-price retailer Burlington Stores reported weaker than expected earnings and revenues. Same store sales also came in below expectations. Vail Resorts’ stock and convertible issues dropped sharply following its earnings releases in the second half of the year, which reflected the slow summer period. The company reported weaker guidance, with earnings missed due to poor weather conditions in Australia and underperformance in the North America summer season due to normalizing US leisure demand. However, the company’s season pass sales were strong going into the North American ski season. Timeshare operator Marriott Vacations Worldwide performed well immediately after the pandemic, but a potential recession and moderating travel trends put pressure on the stock and convertible. We maintained our positions in these issues at year-end.

The Fund’s underweight in Carnival Corp. and Royal Caribbean also hurt relative performance in the consumer discretionary sector. Both companies have benefited from a strong rebound in bookings following the end of the pandemic.

Security selection and an underweight in technology also weighed on the Fund’s relative performance. Within the sector, Enphase Energy and Microchip Technology were key detractors. Enphase Energy’s stock and convertible dropped sharply following its earnings report, which indicated a slowdown in sales and weaker outlook going forward. Microchip traded lower amid overall volatility within the semiconductor industry as investors worried about a potential recession. The backlog that

2 Invesco Convertible Securities Fund

helped the company in prior quarters has abated and the supply/demand environment is normalizing, meaning, we believe, potentially tougher comparisons going forward. We sold our positions in these issues during the fiscal year.

The Fund’s underweight in Palo Alto Networks, MicroStrategy and MongoDB,and lack of exposure to Marathon Digital also contributed to the Fund’s underperformance relative to its benchmark as these issues had strong returns. Cybersecurity firm Palo Alto Networks benefited from industry consolidation which drove revenue growth and profitability. Palo Alto was one of the top performers in the first half of the year.

The Fund benefited from security selection in industrials and materials. Within industrials, key contributors included RBC Bearings, Axon Enterprise and Greenbrier Companies. The Fund’s lack of exposure to Plug Power (not a Fund holding) also helped relative performance, as this was one of the weaker issues in the sector. RBC Bearings is a manufacturer of precision bearings and products used in aircraft and mechanical systems. During the year, the company reported higher sales and strength in its aerospace and defense business. We held these positions at year-end.

In materials, the Fund’s overweight exposure to Parsons was a key contributor to the Fund’s performance relative to its benchmark index. Parsons provides technology-driven solutions in the defense, intelligence, and critical infrastructure markets. The company reported a double-digit revenue increase during the year. We held this issue at year-end.

During the year, we sold or exchanged higher priced convertibles where applicable and redeployed those assets into what we viewed to be more attractively priced issues trading closer to par value. The Fund’s largest absolute sector exposures at year-end were in technology and health care. The Fund’s largest overweight positions relative to the benchmark were in health care and consumer discretionary, while the largest underweight positions were in technology and transportation.

As always, we are focused on the area of the market that we believe offers the best opportunity – balanced convertibles that offer both upside participation should their underlying stocks rise, along with downside support via the securities’ fixed-income attributes. We seek to avoid issue-specific underperformers, and we continue to seek companies with healthy balance sheets and reasonable valuations that can benefit from the current economic environment.

Thank you for your continued investment in Invesco Convertible Securities Fund and for sharing our commitment to a long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

5 BofA Global Research, ICE Data Indices, LLC

Portfolio manager(s):

Ramez Nashed

Robert Young - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.80%
10 Years	6.20
5 Years	9.52
1 Year	1.92

Class C Shares
Inception (7/28/97)	6.78%
10 Years	6.19
5 Years	9.97
1 Year	6.12

Class Y Shares
Inception (7/28/97)	7.29%
10 Years	7.07
5 Years	11.05
1 Year	8.17

Class R5 Shares
Inception (5/23/11)	7.50%
10 Years	7.10
5 Years	11.07
1 Year	8.22

Class R6 Shares
Inception (9/24/12)	8.33%
10 Years	7.18
5 Years	11.16
1 Year	8.29

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Convertible Securities Fund

Supplemental Information

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The ICE BofA US Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance. Prior to July 1, 2022, index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, index returns reflect no deduction for taxes, but include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Fund.

∎	The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Convertible Securities Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.31%

Health Care	18.22

Consumer Discretionary	15.92

Financials	9.69

Utilities	7.69

Industrials	7.06

Communication Services	7.00

Consumer Staples	3.06

Real Estate	2.77

Energy	1.14
Money Market Funds Plus Other Assets Less Liabilities	1.14

Top Five Debt Issuers*

		% of total net assets

1.	DexCom, Inc.	2.20%
2.	Palo Alto Networks, Inc.	2.14
3.	Rivian Automotive, Inc.	1.88
4.	Jazz Investments I Ltd.	1.81
5.	Splunk, Inc.	1.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

7             Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–90.70%
Aerospace & Defense–0.91%
Axon Enterprise, Inc., Conv., 0.50%, 12/15/2027	$6,000,000	$7,593,000

Alternative Carriers–0.73%
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(b)	7,000,000	6,111,700

Apparel Retail–0.82%
Burlington Stores, Inc., Conv., 1.25%, 12/15/2027(b)	6,005,000	6,788,653

Application Software–10.28%
Bentley Systems, Inc., Conv., 0.13%, 01/15/2026	10,674,000	10,600,349
BILL Holdings, Inc., Conv., 0.00%, 12/01/2025(c)	9,800,000	9,241,400
Box, Inc., Conv., 0.00%, 01/15/2026(c)	3,000,000	3,363,000
Datadog, Inc., Conv., 0.13%, 06/15/2025	5,000,000	7,005,000
Dropbox, Inc., Conv., 0.00%, 03/01/2026(c)	9,383,000	9,251,638
Envestnet, Inc., Conv., 2.63%, 12/01/2027	8,000,000	7,930,000
HubSpot, Inc., Conv., 0.38%, 06/01/2025	1,000,000	2,075,500
MicroStrategy, Inc., Conv., 0.75%, 12/15/2025	3,000,000	4,968,900
RingCentral, Inc., Conv., 0.00%, 03/01/2025(c)	3,750,000	3,506,250
Splunk, Inc., Conv., 1.13%, 06/15/2027	14,793,000	14,400,986
Tyler Technologies, Inc., Conv., 0.25%, 03/15/2026	10,000,000	10,135,000
Workiva, Inc., Conv., 1.25%, 08/15/2028(b)	3,000,000	3,040,500
		85,518,523

Automobile Manufacturers–1.88%
Rivian Automotive, Inc., Conv., 4.63%, 03/15/2029(b)	5,700,000	8,031,300
3.63%, 10/15/2030(b)	6,200,000	7,645,220
		15,676,520

Biotechnology–6.13%
Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027	5,270,000	5,204,125
BioMarin Pharmaceutical, Inc., Conv., 1.25%, 05/15/2027	8,800,000	9,080,720
Exact Sciences Corp., Conv., 0.38%, 03/15/2027	6,371,000	6,195,797
0.38%, 03/01/2028	6,000,000	5,640,000
Insmed, Inc., Conv., 0.75%, 06/01/2028	5,000,000	5,735,000
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	14,900,000	15,101,150

	Principal Amount	Value
Biotechnology–(continued)
Sarepta Therapeutics, Inc., Conv., 1.25%, 09/15/2027	$4,000,000	$4,067,600
		51,024,392

Broadcasting–0.65%
Liberty Media Corp., Conv., 2.38%, 09/30/2028(b)(d)	5,000,000	5,430,000

Broadline Retail–0.70%
Etsy, Inc., Conv., 0.13%, 10/01/2026	3,000,000	3,463,500
0.13%, 09/01/2027	2,778,000	2,376,857
		5,840,357

Cable & Satellite–1.75%
Cable One, Inc., Conv., 1.13%, 03/15/2028	2,000,000	1,525,000
Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(b)(d)	13,115,000	13,024,506
		14,549,506

Casinos & Gaming–0.49%
DraftKings Holdings, Inc., Conv., 0.00%, 03/15/2028(c)	5,000,000	4,057,500

Communications Equipment–0.61%
Lumentum Holdings, Inc., Conv., 0.25%, 03/15/2024	5,000,000	5,031,500

Computer & Electronics Retail–1.46%
Seagate HDD Cayman, Conv., 3.50%, 06/01/2028(b)	10,000,000	12,115,000

Construction & Engineering–1.31%
Fluor Corp., Conv., 1.13%, 08/15/2029(b)	10,000,000	10,912,500

Construction Machinery & Heavy Transportation Equipment– 0.30%
Greenbrier Cos., Inc. (The), Conv., 2.88%, 04/15/2028	2,500,000	2,465,000

Distillers & Vintners–0.56%
MGP Ingredients, Inc., Conv., 1.88%, 11/15/2026(d)	4,000,000	4,680,000

Diversified Banks–0.46%
Barclays Bank PLC (United Kingdom), Conv., 0.00%, 02/04/2025(c)	2,000,000	3,800,320

Electric Utilities–5.39%
Alliant Energy Corp., Conv., 3.88%, 03/15/2026(b)	2,300,000	2,294,250
Duke Energy Corp., Conv., 4.13%, 04/15/2026(b)	8,400,000	8,442,000
Evergy, Inc., Conv., 4.50%, 12/15/2027(b)	5,000,000	5,157,500
FirstEnergy Corp., Conv., 4.00%, 05/01/2026(b)	8,458,000	8,419,939
NRG Energy, Inc., Conv., 2.75%, 09/01/2025(d)	3,000,000	3,870,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8             Invesco Convertible Securities Fund

	Principal Amount	Value
Electric Utilities–(continued)
PG&E Corp., Conv., 4.25%, 12/01/2027(b)	$7,900,000	$8,318,700
Southern Co. (The), Conv., 3.88%, 12/15/2025(b)	8,300,000	8,345,650
		44,848,039

Electronic Components–0.24%
Vishay Intertechnology, Inc., Conv., 2.25%, 09/15/2030(b)	2,000,000	1,974,000

Electronic Equipment & Instruments–0.58%
Advanced Energy Industries, Inc., Conv., 2.50%, 09/15/2028(b)	4,600,000	4,864,500

Financial Exchanges & Data–1.20%
Coinbase Global, Inc., Conv., 0.50%, 06/01/2026	11,000,000	10,016,600

Food Distributors–0.46%
Chefs’ Warehouse, Inc. (The), Conv., 2.38%, 12/15/2028	4,000,000	3,816,868

Health Care Equipment–8.73%
CONMED Corp., Conv., 2.25%, 06/15/2027	12,000,000	12,052,800
DexCom, Inc., Conv., 0.25%, 11/15/2025	17,480,000	18,336,520
Enovis Corp., Conv., 3.88%, 10/15/2028(b)	4,000,000	4,810,000
Envista Holdings Corp., Conv., 1.75%, 08/15/2028(b)	3,000,000	2,745,000
Insulet Corp., Conv., 0.38%, 09/01/2026	10,000,000	11,540,000
Integer Holdings Corp., Conv., 2.13%, 02/15/2028(b)	6,500,000	8,326,500
Shockwave Medical, Inc., Conv., 1.00%, 08/15/2028(b)	7,000,000	6,849,500
TransMedics Group, Inc., Conv., 1.50%, 06/01/2028(b)	7,000,000	7,936,600
		72,596,920

Health Care REITs–1.28%
Ventas Realty L.P., Conv., 3.75%, 06/01/2026(b)	3,750,000	3,975,000
Welltower OP LLC, Conv., 2.75%, 05/15/2028(b)	6,000,000	6,663,600
		10,638,600

Health Care Services–0.39%
NeoGenomics, Inc., Conv., 0.25%, 01/15/2028	4,275,000	3,271,338

Health Care Supplies–1.11%
Lantheus Holdings, Inc., Conv., 2.63%, 12/15/2027	3,770,000	4,243,512
Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029(b)	4,500,000	5,001,750
		9,245,262

Health Care Technology–0.21%
Evolent Health, Inc., Conv., 3.50%, 12/01/2029(b)	1,500,000	1,756,500

	Principal Amount	Value
Homefurnishing Retail–1.11%
Wayfair, Inc., Conv., 3.25%, 09/15/2027	$7,500,000	$9,272,250

Hotels, Resorts & Cruise Lines–5.53%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(c)	7,450,000	6,709,470
Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	4,004,000	7,562,755
Carnival Corp., Conv., 5.75%, 12/01/2027	4,000,000	6,584,000
Expedia Group, Inc., Conv., 0.00%, 02/15/2026(c)	10,034,000	9,537,317
Marriott Vacations Worldwide Corp., Conv., 3.25%, 12/15/2027	5,000,000	4,447,500
Royal Caribbean Cruises Ltd., Conv., 6.00%, 08/15/2025	4,200,000	11,201,400
		46,042,442

Interactive Home Entertainment–0.95%
Spotify USA, Inc., Conv., 0.00%, 03/15/2026(c)	9,000,000	7,942,500

Interactive Media & Services–0.87%
Snap, Inc., Conv., 0.75%, 08/01/2026	6,800,000	7,253,900

Internet Services & Infrastructure–5.99%
Akamai Technologies, Inc., Conv., 0.38%, 09/01/2027	12,600,000	14,093,100
Cloudflare, Inc., Conv., 0.00%, 08/15/2026(c)	8,560,000	7,718,980
MongoDB, Inc., Conv., 0.25%, 01/15/2026	2,000,000	3,957,500
Okta, Inc., Conv., 0.13%, 09/01/2025	6,000,000	5,553,000
0.38%, 06/15/2026	8,582,000	7,629,398
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	11,500,000	10,902,000
		49,853,978

Leisure Facilities–2.47%
NCL Corp. Ltd., Conv., 5.38%, 08/01/2025	9,500,000	12,236,000
Vail Resorts, Inc., Conv., 0.00%, 01/01/2026(c)	9,262,000	8,283,701
		20,519,701

Life Sciences Tools & Services–0.61%
Repligen Corp., Conv., 1.00%, 12/15/2028(b)	4,500,000	5,044,500

Movies & Entertainment–2.05%
Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	9,200,000	9,378,726
Live Nation Entertainment, Inc., Conv., 2.00%, 02/15/2025	7,300,000	7,715,370
		17,094,096

Multi-Utilities–0.66%
CMS Energy Corp., Conv., 3.38%, 05/01/2028(b)	5,500,000	5,467,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9             Invesco Convertible Securities Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–1.14%
EQT Corp., Conv., 1.75%, 05/01/2026	$500,000	$1,329,700
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	6,857,000	8,118,688
		9,448,388

Other Specialty Retail–0.73%
National Vision Holdings, Inc., Conv., 2.50%, 05/15/2025	6,000,000	6,033,000

Packaged Foods & Meats–2.04%
Freshpet, Inc., Conv., 3.00%, 04/01/2028(b)	4,000,000	5,751,000
Post Holdings, Inc., Conv., 2.50%, 08/15/2027	11,070,000	11,241,585
		16,992,585

Passenger Airlines–0.80%
American Airlines Group, Inc., Conv., 6.50%, 07/01/2025	6,000,000	6,675,000

Passenger Ground Transportation–1.58%
Uber Technologies, Inc., Series 2028, Conv., 0.88%, 12/01/2028(b)	12,000,000	13,110,000

Pharmaceuticals–1.04%
Amphastar Pharmaceuticals, Inc., Conv., 2.00%, 03/15/2029(b)	5,120,000	6,233,600
Pacira BioSciences, Inc., Conv., 0.75%, 08/01/2025	2,575,000	2,386,703
		8,620,303

Real Estate Services–1.49%
Zillow Group, Inc., Conv., 1.38%, 09/01/2026	9,000,000	12,357,000

Research & Consulting Services–0.78%
Parsons Corp., Conv., 0.25%, 08/15/2025	4,500,000	6,459,750

Restaurants–0.73%
Cheesecake Factory, Inc. (The), Conv., 0.38%, 06/15/2026	6,998,000	6,070,765

Semiconductors–3.43%
Impinj, Inc., Conv., 1.13%, 05/15/2027	3,000,000	3,281,400
MACOM Technology Solutions Holdings, Inc., Conv., 0.25%, 03/15/2026	7,200,000	8,892,000
ON Semiconductor Corp., Conv., 0.50%, 03/01/2029(b)	12,140,000	12,959,450
Wolfspeed, Inc., Conv., 1.75%, 05/01/2026	3,000,000	3,427,500
		28,560,350

Systems Software–3.93%
CyberArk Software Ltd., Conv., 0.00%, 11/15/2024(c)	3,500,000	4,973,500
Palo Alto Networks, Inc., Conv., 0.38%, 06/01/2025	6,000,000	17,808,000

	Principal Amount	Value
Systems Software–(continued)
Zscaler, Inc., Conv., 0.13%, 07/01/2025	$6,500,000	$9,883,250
		32,664,750

Technology Hardware, Storage & Peripherals–1.25%
Western Digital Corp., Conv., 3.00%, 11/15/2028(b)	8,500,000	10,416,750

Transaction & Payment Processing Services–2.00%
Affirm Holdings, Inc., Conv., 0.00%, 11/15/2026(c)	7,000,000	5,757,500
Shift4 Payments, Inc., Conv., 0.00%, 12/15/2025(c)	9,800,000	10,921,120
		16,678,620

Water Utilities–0.89%
American Water Capital Corp., Conv., 3.63%, 06/15/2026(b)	7,400,000	7,425,900
Total U.S. Dollar Denominated Bonds & Notes (Cost $712,146,870)		754,626,626

	Shares

Preferred Stocks–8.16%
Diversified Banks–5.01%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	17,100	20,610,288
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	17,600	21,042,912
		41,653,200

Diversified Financial Services–1.02%
Apollo Global Management, Inc., 6.75%, Conv. Pfd.	150,800	8,503,612

Electric Utilities–0.75%
NextEra Energy, Inc., 6.93%, Conv. Pfd.	165,000	6,289,800

Industrial Machinery & Supplies & Components–1.38%
Chart Industries, Inc., 6.75%, Series B, Conv. Pfd.	73,000	4,057,340
RBC Bearings, Inc., 5.00%, Series A, Conv. Pfd.	57,044	7,404,882
		11,462,222
Total Preferred Stocks (Cost $62,479,483)		67,908,834

Money Market Funds–0.88%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(e)(f)	2,570,371	2,570,371
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(e)(f)	1,834,695	1,835,979
Invesco Treasury Portfolio, Institutional Class, 5.26%(e)(f)	2,937,567	2,937,567
Total Money Market Funds (Cost $7,343,917)		7,343,917
TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $781,970,270)		829,879,377
OTHER ASSETS LESS LIABILITIES–0.26%		2,158,226
NET ASSETS–100.00%		$832,037,603

Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 10 Invesco Convertible Securities Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $235,388,568, which represented 28.29% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,854,025	$92,595,793	$(101,879,447)	$ -	$ -	$ 2,570,371	$855,854
Invesco Liquid Assets Portfolio, Institutional Class	8,904,180	66,139,852	(73,213,813)	(3,752)	9,512	1,835,979	647,613
Invesco Treasury Portfolio, Institutional Class	13,547,457	105,823,763	(116,433,653)	-	-	2,937,567	976,525
Total	$34,305,662	$264,559,408	$(291,526,913)	$(3,752)	$9,512	$7,343,917	$2,479,992

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 11 Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 774,626,353)	$822,535,460

Investments in affiliated money market funds, at value (Cost $ 7,343,917)	7,343,917

Receivable for:
Investments sold	2,192,502

Fund shares sold	346,077

Dividends	602,790

Interest	2,366,378

Investment for trustee deferred compensation and retirement plans	92,671

Other assets	41,508

Total assets	835,521,303

Liabilities:
Payable for:
Fund shares reacquired	943,358

Amount due custodian	1,997,100

Accrued fees to affiliates	347,821

Accrued other operating expenses	55,851

Trustee deferred compensation and retirement plans	139,570

Total liabilities	3,483,700

Net assets applicable to shares outstanding	$832,037,603

Net assets consist of:
Shares of beneficial interest	$803,157,768

Distributable earnings	28,879,835

$832,037,603

Net Assets:
Class A	$460,620,571

Class C	$16,263,282

Class Y	$307,044,086

Class R5	$724,208

Class R6	$47,385,456

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,503,998

Class C	729,970

Class Y	13,641,304

Class R5	32,243

Class R6	2,108,681

Class A:
Net asset value per share	$22.46

Maximum offering price per share (Net asset value of $22.46 ÷ 94.50%)	$23.77

Class C:
Net asset value and offering price per share	$22.28

Class Y:
Net asset value and offering price per share	$22.51

Class R5:
Net asset value and offering price per share	$22.46

Class R6:
Net asset value and offering price per share	$22.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$12,528,482

Dividends	5,879,998

Dividends from affiliated money market funds	2,479,992

Total investment income	20,888,472

Expenses:
Advisory fees	4,962,778

Administrative services fees	143,058

Custodian fees	8,561

Distribution fees:
Class A	1,176,821

Class C	185,285

Transfer agent fees – A, C and Y	1,026,716

Transfer agent fees – R5	668

Transfer agent fees – R6	47,857

Trustees’ and officers’ fees and benefits	26,105

Registration and filing fees	91,921

Reports to shareholders	107,599

Professional services fees	76,202

Other	19,797

Total expenses	7,873,368

Less: Fees waived and/or expense offset arrangement(s)	(64,016)

Net expenses	7,809,352

Net investment income	13,079,120

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	(22,194,520)

Affiliated investment securities	9,512

(22,185,008)

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	82,954,385

Affiliated investment securities	(3,752)

82,950,633

Net realized and unrealized gain	60,765,625

Net increase in net assets resulting from operations	$73,844,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 13 Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$13,079,120	$10,806,145

Net realized gain (loss)	(22,185,008)	3,486,068

Change in net unrealized appreciation (depreciation)	82,950,633	(216,569,632)

Net increase (decrease) in net assets resulting from operations	73,844,745	(202,277,419)

Distributions to shareholders from distributable earnings:
Class A	(5,945,621)	(18,142,854)

Class C	(96,475)	(644,843)

Class Y	(4,870,385)	(14,432,013)

Class R5	(10,866)	(22,202)

Class R6	(2,635,818)	(5,880,841)

Total distributions from distributable earnings	(13,559,165)	(39,122,753)

Share transactions–net:
Class A	(60,939,626)	(53,910,378)

Class C	(6,718,352)	(15,661,262)

Class Y	(58,248,014)	(120,239,335)

Class R5	127,539	(3,856)

Class R6	(120,904,491)	123,442,993

Net increase (decrease) in net assets resulting from share transactions	(246,682,944)	(66,371,838)

Net increase (decrease) in net assets	(186,397,364)	(307,772,010)

Net assets:
Beginning of year	1,018,434,967	1,326,206,977

End of year	$832,037,603	$1,018,434,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Convertible Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/23	$21.09	$0.26	$1.38	$1.64	$(0.27)	$–	$(0.27)	$22.46	7.87%		$460,621	0.93%		0.94%		1.21%		65%
Year ended 12/31/22	25.93	0.20	(4.26)	(4.06)	(0.19)	(0.59)	(0.78)	21.09	(15.72)		492,448	0.93		0.93		0.86		45
Year ended 12/31/21	31.91	0.14	1.17	1.31	(0.23)	(7.06)	(7.29)	25.93	4.68		666,916	0.88		0.88		0.43		61
Year ended 12/31/20	24.64	0.23	10.47	10.70	(0.37)	(3.06)	(3.43)	31.91	44.35		675,347	0.91		0.91		0.84		65
Year ended 12/31/19	21.42	0.28	4.28	4.56	(0.36)	(0.98)	(1.34)	24.64	21.42	(d)	473,599	0.90	(d)	0.90	(d)	1.13	(d)	57
Class C
Year ended 12/31/23	20.91	0.10	1.38	1.48	(0.11)	–	(0.11)	22.28	7.12	(e)	16,263	1.66	(e)	1.67	(e)	0.48	(e)	65
Year ended 12/31/22	25.72	0.03	(4.22)	(4.19)	(0.03)	(0.59)	(0.62)	20.91	(16.35	)(e)	21,915	1.66	(e)	1.66	(e)	0.13	(e)	45
Year ended 12/31/21	31.73	(0.09)	1.16	1.07	(0.02)	(7.06)	(7.08)	25.72	3.94	(f)	44,798	1.60	(f)	1.60	(f)	(0.29	)(f)	61
Year ended 12/31/20	24.51	0.03	10.41	10.44	(0.16)	(3.06)	(3.22)	31.73	43.25		61,221	1.66		1.66		0.09		65
Year ended 12/31/19	21.31	0.10	4.26	4.36	(0.18)	(0.98)	(1.16)	24.51	20.54	(d)	65,607	1.63	(d)	1.63	(d)	0.40	(d)	57
Class Y
Year ended 12/31/23	21.13	0.31	1.40	1.71	(0.33)	–	(0.33)	22.51	8.17		307,044	0.68		0.69		1.46		65
Year ended 12/31/22	25.98	0.26	(4.27)	(4.01)	(0.25)	(0.59)	(0.84)	21.13	(15.51)		345,453	0.68		0.68		1.11		45
Year ended 12/31/21	31.96	0.22	1.17	1.39	(0.31)	(7.06)	(7.37)	25.98	4.93		562,488	0.63		0.63		0.68		61
Year ended 12/31/20	24.68	0.30	10.48	10.78	(0.44)	(3.06)	(3.50)	31.96	44.69		647,484	0.66		0.66		1.09		65
Year ended 12/31/19	21.44	0.33	4.30	4.63	(0.41)	(0.98)	(1.39)	24.68	21.73		582,112	0.67		0.67		1.36		57
Class R5
Year ended 12/31/23	21.08	0.32	1.39	1.71	(0.33)	–	(0.33)	22.46	8.22		724	0.65		0.66		1.49		65
Year ended 12/31/22	25.93	0.26	(4.26)	(4.00)	(0.26)	(0.59)	(0.85)	21.08	(15.51)		556	0.64		0.64		1.15		45
Year ended 12/31/21	31.91	0.23	1.17	1.40	(0.32)	(7.06)	(7.38)	25.93	4.96		688	0.60		0.60		0.71		61
Year ended 12/31/20	24.65	0.31	10.46	10.77	(0.45)	(3.06)	(3.51)	31.91	44.70		1,773	0.64		0.64		1.11		65
Year ended 12/31/19	21.43	0.34	4.29	4.63	(0.43)	(0.98)	(1.41)	24.65	21.74		1,334	0.64		0.64		1.39		57
Class R6
Year ended 12/31/23	21.09	0.33	1.40	1.73	(0.35)	–	(0.35)	22.47	8.29		47,385	0.58		0.59		1.56		65
Year ended 12/31/22	25.94	0.27	(4.26)	(3.99)	(0.27)	(0.59)	(0.86)	21.09	(15.45)		158,063	0.57		0.57		1.22		45
Year ended 12/31/21	31.92	0.25	1.17	1.42	(0.34)	(7.06)	(7.40)	25.94	5.06		51,316	0.52		0.52		0.79		61
Year ended 12/31/20	24.65	0.33	10.47	10.80	(0.47)	(3.06)	(3.53)	31.92	44.86		55,585	0.56		0.56		1.19		65
Year ended 12/31/19	21.43	0.36	4.29	4.65	(0.45)	(0.98)	(1.43)	24.65	21.82		42,492	0.56		0.56		1.47		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% and 0.96% for Class A and Class C shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% for the years ended December 31, 2023 and 2022, respectively.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for Class C shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Convertible Securities Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

16 Invesco Convertible Securities Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

17 Invesco Convertible Securities Fund

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $54,140.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $41,839 in front-end sales commissions from the sale of Class A shares and $1,723 and $763 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, whenthere is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the bestavailable information.

18 Invesco Convertible Securities Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ –	$754,626,626	$–	$754,626,626
Preferred Stocks	67,908,834	–	–	67,908,834
Money Market Funds	7,343,917	–	–	7,343,917
Total Investments	$75,252,751	$754,626,626	$–	$829,879,377

NOTE 4 – Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,876.

NOTE 5 – Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$13,559,165	$12,728,268
Long-term capital gain	–	26,394,485
Total distributions	$13,559,165	$39,122,753

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023
Undistributed ordinary income	$12,551,579
Net unrealized appreciation – investments	45,509,456
Temporary book/tax differences	(108,170)
Capital loss carryforward	(29,073,030)
Shares of beneficial interest	803,157,768
Total net assets	$832,037,603

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, convertible securities and deemed dividends.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long- Term	Total
Not subject to expiration	$7,454,884	$21,618,146	$29,073,030

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19 Invesco Convertible Securities Fund

NOTE 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $588,022,337 and $790,380,339, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$63,569,921
Aggregate unrealized (depreciation) of investments	(18,060,465)
Net unrealized appreciation of investments	$45,509,456

Cost of investments for tax purposes is $784,369,921.

NOTE 9 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of deemed dividends and amortization and accretion on debt securities, on December 31, 2023, undistributed net investment income was increased by $7,290,031 and undistributed net realized gain (loss) was decreased by $7,290,031. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10 – Share Information

		Summary of Share Activity
	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount
Sold:
Class A	878,866	$18,829,325	1,247,434	$28,648,289
Class C	73,648	1,568,731	96,634	2,193,782
Class Y	1,891,020	40,523,602	4,114,601	94,372,792
Class R5	11,624	249,699	518	11,755
Class R6	634,070	13,498,817	6,365,089	142,204,287

Issued as reinvestment of dividends:
Class A	236,714	5,064,803	716,823	15,556,769
Class C	4,014	85,161	27,741	594,742
Class Y	164,425	3,522,158	499,435	10,874,856
Class R5	410	8,759	927	20,114
Class R6	115,483	2,470,391	257,346	5,569,262

Automatic conversion of Class C shares to Class A shares:
Class A	128,106	2,722,755	359,355	8,145,807
Class C	(129,298)	(2,722,755)	(362,500)	(8,145,807)

Reacquired:
Class A	(4,092,895)	(87,556,509)	(4,688,973)	(106,261,243)
Class C	(266,478)	(5,649,489)	(455,541)	(10,303,979)
Class Y	(4,764,433)	(102,293,774)	(9,912,476)	(225,486,983)
Class R5	(6,161)	(130,919)	(1,626)	(35,725)
Class R6	(6,133,933)	(136,873,699)	(1,107,651)	(24,330,556)
Net increase (decrease) in share activity	(11,254,818)	$(246,682,944)	(2,842,864)	$(66,371,838)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20 Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Convertible Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21 Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,038.00	$4.78	$1,020.52	$4.74	0.93%
Class C	1,000.00	1,034.30	8.51	1,016.84	8.44	1.66
Class Y	1,000.00	1,039.70	3.50	1,021.78	3.47	0.68
Class R5	1,000.00	1,039.40	3.34	1,021.93	3.31	0.65
Class R6	1,000.00	1,039.80	2.98	1,022.28	2.96	0.58

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22 Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	64.13%
Corporate Dividends Received Deduction*	64.32%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	33.81%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23 Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2             Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3             Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4             Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5             Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6             Invesco Convertible Securities Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Income Advantage International Fund

Nasdaq:

A: GTNDX ∎ C: GNDCX ∎ R: GTNRX ∎ Y: GTNYX ∎ R5: GNDIX ∎ R6:GNDSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

20	Financial Statements

23	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Fund Expenses

34	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/ edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Income Advantage International Fund (the Fund), at net asset value (NAV), underper-formed the MSCI All Country World ex USA Index, the Fund’s broad market/style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.13%
Class C Shares	12.26
Class R Shares	12.75
Class Y Shares	13.41
Class R5 Shares	13.36
Class R6 Shares	13.37
MSCI All Country World ex USA Index▼ (Broad Market/Style-Specific Index)	15.62
Lipper Global Equity Income Funds Index∎ (Peer Group Index)	14.45

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the first half of 2023, international equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

 The first half rally in equities came to a halt in the third quarter of 2023 as international equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries cut supplies. International developed market equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

 Equity markets continued their decline in the month of October, but growth stocks managed to outperform value stocks. However, market sentiment improved significantly in November, as equities rallied sharply in response to favorable economic data, moderate job growth and easing inflation in most regions. Global central banks began to hint at the potential for rate cuts in 2024, giving a boost to risk assets and helping most major equity indices end the year with meaningful positive performance. China was the one notable market that failed to participate in the late year rally, as expectations for a reopening rebound post COVID-19 lockdowns failed to materialize in the country’s underlying data. For the year, technology and communication services finished as the best performing sectors, while utilities, a rate sensitive sector, and energy, a supply and demand driven sector, finished as two of the worst.

 For the fiscal year ended December 31, 2023, the Fund underperformed the MSCI All Country World ex USA Index with performance behavior that was in-line with the team’s expectations for the Fund, given market conditions. The Fund’s underperformance over the year was largely driven by the sub-portfolio of customized ELNs that reduced overall returns relative to the MSCI All Country World ex USA Index as equity markets rallied through much of the year; however, the defensiveness also helped reduce volatility and downside impact to performance during the more volatile periods throughout the year. In addition, the strategy delivered a higher yield relative to the dividend yield of the MSCI All Country World ex USA Index.

 Thank you for investing in Invesco Income Advantage International Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2 Invesco Income Advantage International Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco Income Advantage International Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	4.88%
10 Years	1.78
5 Years	3.71
1 Year	6.92

Class C Shares
Inception (1/2/98)	5.11%
10 Years	1.73
5 Years	4.11
1 Year	11.26

Class R Shares
Inception (10/31/05)	3.43%
10 Years	2.10
5 Years	4.62
1 Year	12.75

Class Y Shares
Inception (10/3/08)	5.09%
10 Years	2.61
5 Years	5.15
1 Year	13.41

Class R5 Shares
Inception (4/30/04)	4.89%
10 Years	2.72
5 Years	5.22
1 Year	13.36

Class R6 Shares
10 Years	2.58%
5 Years	5.20
1 Year	13.37

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco Income Advantage International Fund

Supplemental Information

Invesco Income Advantage International Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Income Advantage International Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Financials	21.55%
Industrials	9.59
Information Technology	7.51
Health Care	6.75
Consumer Discretionary	6.07
Consumer Staples	5.62
Energy	4.75
Materials	4.38
Communication Services	4.24
Other Sectors, Each Less than 2% of Net Assets	2.76
Money Market Funds Plus Other Assets Less Liabilities	26.78

Top 10 Equity Holdings*

		% of total net assets
1.	Novo Nordisk A/S, Class B	1.85%
2.	Samsung Electronics Co. Ltd.	1.28
3.	Taiwan Semiconductor Manufacturing Co. Ltd.	1.27
4.	Petroleo Brasileiro S.A., Preference Shares	1.12
5.	Nestle S.A.	0.96
6.	Roche Holding AG	0.91
7.	Novartis AG	0.84
8.	ASML Holding N.V.	0.70
9.	Sanofi S.A.	0.62
10.	BHP Group Ltd.	0.55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

6             Invesco Income Advantage International Fund

Schedule of Investments

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–61.77%

Australia–2.53%
AGL Energy Ltd.	185	$1,196
ALS Ltd.	125	1,095
Alumina Ltd.	648	400
Ampol Ltd.	66	1,627
ANZ Group Holdings Ltd.	125	2,209
APA Group	354	2,060
Aristocrat Leisure Ltd.	887	24,644
Aurizon Holdings Ltd.	10,905	28,232
BHP Group Ltd.	9,507	324,803
BlueScope Steel Ltd.	902	14,380
Boral Ltd.(a)	82	301
Brambles Ltd.	784	7,267
Cochlear Ltd.	17	3,459
Coles Group Ltd.	1,780	19,553
Commonwealth Bank of Australia	70	5,335
Computershare Ltd.	147	2,448
CSL Ltd.	561	109,366
Dexus	295	1,542
Endeavour Group Ltd.	3,160	11,222
Evolution Mining Ltd.	500	1,345
Fortescue Ltd.	3,735	73,644
Glencore PLC	16,123	96,916
Goodman Group	500	8,608
GPT Group (The)	529	1,670
Harvey Norman Holdings Ltd.	215	616
Incitec Pivot Ltd.	538	1,042
James Hardie Industries PLC, CDI(a)	911	35,124
Lendlease Corp. Ltd.	191	972
Lottery Corp. Ltd. (The)	618	2,039
Macquarie Group Ltd.	16	2,003
Mineral Resources Ltd.	46	2,191
Mirvac Group	1,088	1,548
National Australia Bank Ltd.	131	2,738
Northern Star Resources Ltd.	312	2,895
Orica Ltd.	125	1,359
Origin Energy Ltd.	2,249	12,978
Pilbara Minerals Ltd.	5,930	15,917
Qantas Airways Ltd.(a)	247	905
Ramsay Health Care Ltd.	62	2,224
REA Group Ltd.	14	1,726
Reece Ltd.	80	1,220
Rio Tinto Ltd.	1,275	118,062
Rio Tinto PLC	958	71,257
Santos Ltd.	864	4,492
Scentre Group Ltd.	6,360	12,952
SEEK Ltd.	90	1,637
Sonic Healthcare Ltd.	1,215	26,549
South32 Ltd.	17,881	40,440
Stockland	3,942	11,955
Telstra Group Ltd.	32,426	87,624
TPG Telecom Ltd.	116	410
Transurban Group	853	7,971
Treasury Wine Estates Ltd.	200	1,472

	Shares	Value
Australia–(continued)
Vicinity Ltd.	1,002	$1,392
Wesfarmers Ltd.	4,575	177,917
Westpac Banking Corp.	146	2,278
WiseTech Global Ltd.	43	2,204
Woodside Energy Group Ltd.	2,755	58,176
Woolworths Group Ltd.	1,869	47,416
		1,505,023

Austria–0.06%
ANDRITZ AG	30	1,866
Erste Group Bank AG	114	4,618
Mondi PLC	1,204	23,556
OMV AG	39	1,711
Raiffeisen Bank International AG	41	845
Verbund AG	31	2,873
Vienna Insurance Group AG Wiener Versicherung Gruppe	10	292
voestalpine AG	38	1,197
Wienerberger AG	29	966
		37,924

Belgium–0.75%
Ageas S.A./N.V.	42	1,826
Anheuser-Busch InBev S.A./N.V.	2,462	158,917
Colruyt Group N.V	11	496
D’Ieteren Group	6	1,174
Elia Group S.A./N.V.	8	1,001
Galapagos N.V.(a)	12	490
Groupe Bruxelles Lambert N.V.	3,450	271,698
KBC Group N.V.	73	4,738
Proximus SADP	39	367
Sofina S.A.	4	997
Solvay S.A., Class A	20	613
UCB S.A.	33	2,877
Umicore S.A.	56	1,540
		446,734

Brazil–1.60%
B3 S.A. - Brasil, Bolsa, Balcao	18,297	54,744
Banco BTG Pactual S.A., Series CPO	5,349	41,372
Neoenergia S.A.	4,258	18,700
Petroleo Brasileiro S.A., Preference Shares	86,991	663,725
Raia Drogasil S.A.	1,584	9,589
Rumo S.A.	2,970	14,040
Telefonica Brasil S.A.	1,326	14,566
Vale S.A.	6,177	97,836
XP, Inc., BDR	1,153	30,430
Yara International ASA	164	5,826
		950,828

Burkina Faso–0.00%
Endeavour Mining PLC	51	1,141

Canada–5.25%
Agnico Eagle Mines Ltd.	314	17,216
Algonquin Power & Utilities Corp.	191	1,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Income Advantage International Fund

	Shares	Value
Canada–(continued)
Alimentation Couche-Tard, Inc.	912	$53,706
AltaGas Ltd.	78	1,638
ARC Resources Ltd.	1,470	21,822
ATCO Ltd., Class I	20	584
Bank of Montreal	197	19,493
Bank of Nova Scotia (The)	331	16,112
Barrick Gold Corp.	1,695	30,624
BCE, Inc.	1,326	52,207
BlackBerry Ltd.(a)	159	564
Brookfield Asset Management Ltd., Class A	92	3,695
Brookfield Corp.	3,899	156,395
CAE, Inc.(a)	88	1,899
Cameco Corp.	59	2,544
Canadian Imperial Bank of Commerce	253	12,182
Canadian National Railway Co.	2,251	282,936
Canadian Natural Resources Ltd.	1,497	98,075
Canadian Pacific Kansas City Ltd.	1,755	138,858
Canadian Tire Corp. Ltd., Class A	116	12,319
Canadian Utilities Ltd., Class A	33	794
CCL Industries, Inc., Class B	1,961	88,190
Cenovus Energy, Inc.	1,839	30,644
CGI, Inc., Class A(a)	56	5,999
Constellation Software, Inc.	71	176,034
Dollarama, Inc.	1,006	72,498
Emera, Inc.	75	2,847
Enbridge, Inc.	3,248	116,924
Fairfax Financial Holdings Ltd.	109	100,565
Finning International, Inc.	42	1,215
Fortis, Inc.	134	5,512
Franco-Nevada Corp.	87	9,637
George Weston Ltd.	163	20,236
GFL Environmental, Inc.	58	2,001
Gildan Activewear, Inc.	49	1,620
Great-West Lifeco, Inc.	1,711	56,635
Hydro One Ltd.(b)	88	2,637
IGM Financial, Inc.	22	581
Imperial Oil Ltd.	644	36,685
Intact Financial Corp.	538	82,772
Ivanhoe Mines Ltd., Class A(a)	157	1,522
Keyera Corp.	63	1,523
Kinross Gold Corp.	466	2,820
Loblaw Cos. Ltd.	536	51,891
Magna International, Inc.	610	36,042
Manulife Financial Corp.	11,548	255,179
Metro, Inc.	332	17,186
National Bank of Canada	93	7,089
Nutrien Ltd.	2,694	151,773
Onex Corp.	359	25,069
Open Text Corp.	74	3,110
Pembina Pipeline Corp.	153	5,268
Power Corp. of Canada	2,841	81,239
Quebecor, Inc., Class B	102	2,426
RB Global, Inc.	50	3,346
Restaurant Brands International, Inc.	85	6,641
RioCan REIT	83	1,166
Rogers Communications, Inc., Class B	1,112	52,056
Royal Bank of Canada	382	38,631
Saputo, Inc.	67	1,357

	Shares	Value
Canada–(continued)
Shopify, Inc., Class A(a)	1,082	$84,238
SNC-Lavalin Group, Inc.	49	1,578
Sun Life Financial, Inc.	2,200	114,097
Suncor Energy, Inc.	5,558	178,059
TC Energy Corp.	761	29,727
Teck Resources Ltd., Class B	562	23,756
TELUS Corp.	1,141	20,305
TFI International, Inc.	441	59,987
Thomson Reuters Corp.	338	49,417
Toronto-Dominion Bank (The)	505	32,631
Tourmaline Oil Corp.	868	39,036
West Fraser Timber Co. Ltd.	18	1,540
Wheaton Precious Metals Corp.	126	6,216
WSP Global, Inc.	34	4,766
		3,128,787

Chile–0.06%
Antofagasta PLC	94	2,010
Cencosud S.A.	7,659	14,394
Enel Chile S.A.	302,072	19,566
Lundin Mining Corp.	215	1,759
		37,729

China–2.23%
Alibaba Group Holding Ltd.	18,772	180,822
BOC Hong Kong (Holdings) Ltd.	996	2,706
BYD Co. Ltd., H Shares	2,407	66,396
China Overseas Land & Investment Ltd.	11,147	19,666
China Petroleum & Chemical Corp., H Shares	123,682	64,816
China Shenhua Energy Co. Ltd., H Shares	6,481	22,226
China Tower Corp. Ltd., H Shares(b)	340,908	35,832
CITIC Ltd.	80,569	80,557
COSCO SHIPPING Holdings Co. Ltd., H Shares	54,959	55,259
CSPC Pharmaceutical Group Ltd.	16,846	15,679
Daqo New Energy Corp., ADR(a)	222	5,905
Dongfeng Motor Group Co. Ltd., H Shares	76,221	37,982
ESR Group Ltd.(b)	854	1,181
JD.com, Inc., A Shares	3,917	56,574
KE Holdings, Inc., ADR	1,035	16,777
Kunlun Energy Co. Ltd.	33,958	30,646
Lenovo Group Ltd.	24,718	34,591
Li Auto, Inc., A Shares(a)	1,095	20,516
MINISO Group Holding Ltd., ADR	1,280	26,112
NetEase, Inc.	2,417	43,607
New Oriental Education & Technology Group, Inc.(a)	4,596	33,503
Nongfu Spring Co. Ltd., H Shares(b)	2,816	16,295
NXP Semiconductors N.V.	298	68,445
PDD Holdings, Inc., ADR(a)	846	123,778
PetroChina Co. Ltd., H Shares	115,538	76,346
Ping An Insurance (Group) Co. of China Ltd., H Shares	16,151	73,120
Prosus N.V.	401	11,936
Sino Biopharmaceutical Ltd.	21,742	9,672
Sinopharm Group Co. Ltd., H Shares	5,350	14,021
Smoore International Holdings Ltd.(b)	498	415
Tencent Music Entertainment Group, ADR(a)	3,657	32,950
Topsports International Holdings Ltd.(b)	619	483
Vipshop Holdings Ltd., ADR(a)	1,307	23,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Income Advantage International Fund

	Shares	Value
China–(continued)
Wharf (Holdings) Ltd. (The)	265	$854
Wilmar International Ltd.	3,955	10,684
Xinyi Glass Holdings Ltd.	424	476
XPeng, Inc.(a)	1,426	10,388
Yum China Holdings, Inc.	135	5,728
		1,330,156

Denmark–2.22%
A.P. Moller - Maersk A/S, Class B	81	145,802
Ambu A/S, Class B(a)	52	810
Ascendis Pharma A/S, ADR(a)	16	2,015
Carlsberg A/S, Class B	53	6,651
Chr. Hansen Holding A/S	28	2,348
Coloplast A/S, Class B	40	4,571
Danske Bank A/S	186	4,972
Demant A/S(a)	60	2,632
DSV A/S	25	4,393
Genmab A/S(a)	18	5,739
GN Store Nord A/S(a)	32	814
H. Lundbeck A/S	85	413
ISS A/S	51	974
Jyske Bank A/S	13	932
Novo Nordisk A/S, Class B	10,640	1,102,636
Novozymes A/S, Class B	57	3,133
Orsted A/S(b)	52	2,883
Pandora A/S	23	3,180
ROCKWOOL A/S, Class B	6	1,755
Tryg A/S	903	19,651
Vestas Wind Systems A/S(a)	271	8,575
		1,324,879

Finland–0.26%
Elisa OYJ	39	1,803
Fortum OYJ	120	1,733
Kesko OYJ, Class B	108	2,141
Kojamo OYJ	40	525
Kone OYJ, Class B	91	4,552
Metso OYJ	193	1,959
Neste OYJ	117	4,159
Nokia OYJ	1,457	4,963
Nordea Bank Abp	930	11,545
Orion OYJ, Class B	38	1,647
Sampo OYJ	809	35,444
Stora Enso OYJ, Class R	617	8,549
TietoEVRY OYJ	29	691
UPM-Kymmene OYJ	1,973	74,423
Wartsila OYJ Abp	130	1,889
		156,023

France–4.44%
Accor S.A.	66	2,526
Adevinta ASA, Class B(a)	92	1,016
Aeroports de Paris S.A.	9	1,168
Air France-KLM(a)	23	346
Air Liquide S.A.	1,173	228,378
Airbus SE	162	25,027
ALD S.A.(b)	63	450
Alstom S.A.	98	1,322
Amundi S.A.(b)	17	1,160

	Shares	Value
France–(continued)
Arkema S.A.	373	$42,491
AXA S.A.	5,248	171,381
bioMerieux	11	1,224
BNP Paribas S.A.	297	20,625
Bollore SE	13,923	87,128
Bouygues S.A.	287	10,828
Bureau Veritas S.A.	81	2,049
Capgemini SE	140	29,259
Carrefour S.A.	1,911	34,999
Cie de Saint-Gobain S.A.	127	9,366
Cie Generale des Etablissements Michelin S.C.A.	689	24,753
Cie Plastic Omnium SE	15	199
Covivio S.A.	28	1,507
Credit Agricole S.A.	339	4,819
Danone S.A.	1,918	124,437
Dassault Aviation S.A.	5	991
Dassault Systemes SE	784	38,375
Edenred SE	644	38,540
Eiffage S.A.	186	19,967
ENGIE S.A.	5,190	91,429
EssilorLuxottica S.A.	85	17,068
Eurazeo SE	12	954
Forvia SE(a)	43	974
Gecina S.A.	20	2,435
Getlink SE	98	1,795
Hermes International S.C.A.	7	14,879
ICADE	330	12,952
Imerys S.A.	9	284
Ipsen S.A.	10	1,193
JCDecaux SE(a)	17	342
Kering S.A.	65	28,788
Klepierre S.A.	62	1,693
La Francaise des Jeux SAEM(b)	33	1,199
Legrand S.A.	571	59,462
L’Oreal S.A.	642	320,037
LVMH Moet Hennessy Louis Vuitton SE	199	161,695
Orange S.A.	10,868	123,870
Pernod Ricard S.A.	335	59,202
Publicis Groupe S.A.	870	80,833
Remy Cointreau S.A.	6	765
Renault S.A.	56	2,290
Rexel S.A.	84	2,305
Rubis S.C.A.	26	647
Safran S.A.	525	92,563
Sartorius Stedim Biotech S.A.	7	1,856
Schneider Electric SE	746	150,174
SCOR SE	1,419	41,578
SEB S.A.	7	877
Societe BIC S.A.	7	486
Societe Generale S.A.	208	5,534
Sodexo S.A.	23	2,532
Teleperformance SE	89	13,030
Thales S.A.	27	3,998
TotalEnergies SE	4,623	314,359
Ubisoft Entertainment S.A.(a)	25	639
Unibail-Rodamco-Westfield SE(a)	33	2,441
Valeo SE	60	927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Income Advantage International Fund

	Shares	Value
France–(continued)
Veolia Environnement S.A.	193	$6,100
Vinci S.A.	658	82,806
Vivendi SE	164	1,756
Wendel SE	7	625
Worldline S.A.(a)(b)	593	10,312
		2,644,015

Germany–3.94%
adidas AG	44	8,941
Allianz SE	752	200,965
BASF SE	1,526	82,171
Bayer AG	2,048	75,989
Bayerische Motoren Werke AG	1,296	144,208
Bechtle AG	23	1,152
Beiersdorf AG	27	4,043
Brenntag SE	35	3,217
Carl Zeiss Meditec AG, BR	25	2,721
Commerzbank AG	283	3,364
Continental AG	30	2,548
Covestro AG(a)(b)	54	3,147
Daimler Truck Holding AG	141	5,297
Deutsche Bank AG	11,326	154,612
Deutsche Boerse AG	541	111,411
Deutsche Lufthansa AG(a)	113	1,005
Deutsche Post AG	1,299	64,295
Deutsche Telekom AG	7,165	172,270
Dr. Ing. h.c. F. Porsche AG, Preference
Shares(b)	24	2,114
DWS Group GmbH & Co. KGaA(b)	11	423
E.ON SE	615	8,263
Evonik Industries AG	57	1,164
Fraport AG Frankfurt Airport Services Worldwide(a)	10	603
Fresenius Medical Care AG	559	23,371
Fresenius SE & Co. KGaA	1,683	52,166
FUCHS SE, Preference Shares	36	1,602
GEA Group AG	44	1,829
Hannover Rueck SE	181	43,278
Heidelberg Materials AG	1,144	102,260
HelloFresh SE(a)	46	725
Henkel AG & Co. KGaA, Preference Shares	105	8,446
HOCHTIEF AG	6	665
HUGO BOSS AG	16	1,192
Infineon Technologies AG	361	15,076
KION Group AG	19	811
Knorr-Bremse AG	45	2,906
LANXESS AG	23	719
LEG Immobilien SE	21	1,838
Mercedes-Benz Group AG	2,141	147,724
Merck KGaA	223	35,505
METRO AG(a)	36	251
MTU Aero Engines AG	15	3,232
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	301	124,859
Nemetschek SE	16	1,381
Porsche Automobil Holding SE, Preference Shares	546	27,902
Puma SE	28	1,558
Rational AG	1	772

	Shares	Value
Germany–(continued)
Rheinmetall AG	60	$19,028
RWE AG	1,796	81,741
SAP SE	1,550	238,578
Sartorius AG, Preference Shares	12	4,407
Scout24 SE(b)	20	1,414
Siemens AG	745	139,769
Siemens Energy AG, Class A(a)	136	1,797
Siemens Healthineers AG(b)	75	4,354
Suedzucker AG	17	266
Symrise AG	37	4,066
Talanx AG(a)	17	1,215
TeamViewer SE(a)(b)	37	575
Telefonica Deutschland Holding AG	243	631
thyssenkrupp AG	137	953
United Internet AG	22	560
Volkswagen AG, Preference Shares	1,474	181,680
Vonovia SE	225	7,070
Wacker Chemie AG	5	630
Zalando SE(a)(b)	64	1,515
		2,344,240

Greece–0.29%
JUMBO S.A.	856	23,747
Mytilineos S.A.	2,599	105,301
OPAP S.A.	2,564	43,497
		172,545

Guatemala–0.00%
Millicom International Cellular S.A., SDR(a)	44	788

Hong Kong–1.25%
AIA Group Ltd.	19,040	165,703
ASMPT Ltd.	86	820
Cathay Pacific Airways Ltd.(a)	268	280
CK Asset Holdings Ltd.	10,977	55,095
CK Hutchison Holdings Ltd.	26,764	143,792
CK Infrastructure Holdings Ltd.	169	935
CLP Holdings Ltd.	2,665	22,019
DFI Retail Group Holdings Ltd.	351	842
Futu Holdings Ltd., ADR(a)	367	20,049
Hang Lung Properties Ltd.	483	672
Hang Seng Bank Ltd.	201	2,347
Henderson Land Development Co. Ltd.	365	1,124
HK Electric Investments & HK Electric Investments Ltd.	630	380
HKT Trust & HKT Ltd.	949	1,133
Hong Kong & China Gas Co. Ltd. (The)	60,596	46,464
Hong Kong Exchanges & Clearing Ltd.	331	11,353
Hongkong Land Holdings Ltd.	4,841	16,837
Hysan Development Co. Ltd.	163	324
Jardine Matheson Holdings Ltd.	1,121	46,143
Kerry Properties Ltd.	157	287
Link REIT	2,554	14,341
Man Wah Holdings Ltd.	420	288
Melco Resorts & Entertainment Ltd., ADR(a)	123	1,091
MTR Corp. Ltd.	434	1,685
New World Development Co. Ltd.	380	589
PCCW Ltd.	1,084	578
Power Assets Holdings Ltd.	379	2,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Income Advantage International Fund

	Shares	Value
Hong Kong–(continued)
Prudential PLC	736	$8,304
Sino Land Co. Ltd.	931	1,012
Sun Hung Kai Properties Ltd.	6,817	73,769
Swire Pacific Ltd., Class A	6,965	58,991
Techtronic Industries Co. Ltd.	368	4,385
WH Group Ltd.	63,217	40,825
Wharf Real Estate Investment Co. Ltd.	430	1,454
		746,108

India–1.22%
DLF Ltd.	2,104	18,349
Dr. Reddy’s Laboratories Ltd., ADR	408	28,389
Hindustan Unilever Ltd.	570	18,238
Infosys Ltd., ADR	4,608	84,695
Larsen & Toubro Ltd.	2,009	85,077
Piramal Enterprises Ltd.	2,042	22,843
Reliance Industries Ltd.	2,946	91,438
SBI Cards & Payment Services Ltd.	19,697	179,729
Sun Pharmaceutical Industries Ltd.	2,254	34,098
Suzlon Energy Ltd.(a)	49,392	22,654
Tata Consultancy Services Ltd.	2,339	106,527
Tata Motors Ltd.	1,752	16,414
Tata Steel Ltd.	10,929	18,318
		726,769

Indonesia–0.14%
PT Adaro Energy Indonesia Tbk	106,948	16,518
PT Astra International Tbk	140,932	51,683
PT Indofood Sukses Makmur Tbk	35,635	14,929
PT Telkom Indonesia (Persero) Tbk	1,904	488
		83,618

Ireland–0.12%
AerCap Holdings N.V.(a)	648	48,159
AIB Group PLC	391	1,675
Bank of Ireland Group PLC	284	2,578
Flutter Entertainment PLC(a)	49	8,698
Glanbia PLC	54	890
Kerry Group PLC, Class A	44	3,819
Kingspan Group PLC	42	3,630
Smurfit Kappa Group PLC	72	2,854
		72,303

Israel–0.20%
Azrieli Group Ltd.	13	841
Bank Hapoalim B.M.	345	3,099
Bank Leumi le-Israel B.M.	406	3,267
Check Point Software Technologies Ltd.(a)	234	35,753
Elbit Systems Ltd.	7	1,485
ICL Group Ltd.	5,922	29,774
Israel Discount Bank Ltd., Class A	342	1,712
Mizrahi Tefahot Bank Ltd.	56	2,168
Nice Ltd.(a)	18	3,580
Teva Pharmaceutical Industries Ltd., ADR(a)	307	3,205
Wix.com Ltd.(a)	253	31,124
		116,008

Italy–0.79%
A2A S.p.A.	422	867
Amplifon S.p.A.	34	1,178

	Shares	Value
Italy–(continued)
Assicurazioni Generali S.p.A.	7,203	$152,181
Banca Mediolanum S.p.A.	60	567
Banco BPM S.p.A.	372	1,971
Brembo S.p.A.	40	491
Buzzi S.p.A.	23	699
Coca-Cola HBC AG	57	1,674
Davide Campari-Milano N.V.	137	1,547
DiaSorin S.p.A.	6	618
Enel S.p.A.	4,997	37,177
Eni S.p.A.	4,184	70,966
Ferrari N.V.	328	110,735
FinecoBank Banca Fineco S.p.A.	169	2,542
Hera S.p.A.	219	719
Infrastrutture Wireless Italiane S.p.A.(b)	87	1,101
Intesa Sanpaolo S.p.A.	4,991	14,606
Italgas S.p.A.	127	727
Leonardo S.p.A.	341	5,634
Mediobanca Banca di Credito Finanziario S.p.A.	224	2,776
Moncler S.p.A.	56	3,448
Nexi S.p.A.(a)(b)	156	1,278
Pirelli & C. S.p.A.(b)	72	393
Poste Italiane S.p.A.(b)	128	1,455
Prada S.p.A.	142	812
Prysmian S.p.A.	511	23,294
Recordati Industria Chimica e Farmaceutica S.p.A.	27	1,456
Salvatore Ferragamo S.p.A.	9	122
Snam S.p.A.	2,621	13,485
Telecom Italia S.p.A.(a)	3,881	1,263
Terna S.p.A.	390	3,254
UniCredit S.p.A.	460	12,526
		471,562

Japan–9.85%
ABC-MART, Inc.	27	471
ACOM Co. Ltd.	131	327
Advantest Corp.	1,718	57,889
AEON Co. Ltd.	195	4,351
AEON Mall Co. Ltd.	25	314
AGC, Inc.	54	2,001
Aisin Corp.	39	1,360
Ajinomoto Co., Inc.	1,020	39,264
Alfresa Holdings Corp.	52	883
Amada Co. Ltd.	92	956
ANA Holdings, Inc.(a)	45	975
Asahi Group Holdings Ltd.	125	4,655
Asahi Intecc Co. Ltd.	58	1,176
Asahi Kasei Corp.	331	2,443
ASICS Corp.	43	1,342
Astellas Pharma, Inc.	4,952	58,895
Bandai Namco Holdings, Inc.	157	3,140
Bridgestone Corp.	1,029	42,499
Brother Industries Ltd.	62	987
Calbee, Inc.	22	442
Canon Marketing Japan, Inc.	14	424
Canon, Inc.	2,355	60,414
Capcom Co. Ltd.	46	1,484
Central Japan Railway Co.	200	5,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Income Advantage International Fund

	Shares	Value
Japan–(continued)
Chiba Bank Ltd. (The)	139	$1,001
Chubu Electric Power Co., Inc.	179	2,311
Chugai Pharmaceutical Co. Ltd.	719	27,163
Concordia Financial Group Ltd.	269	1,226
CyberAgent, Inc.	114	714
Dai Nippon Printing Co. Ltd.	59	1,742
Daifuku Co. Ltd.	84	1,694
Dai-ichi Life Holdings, Inc.	1,767	37,483
Daiichi Sankyo Co. Ltd.	476	13,031
Daikin Industries Ltd.	67	10,869
Daito Trust Construction Co. Ltd.	76	8,797
Daiwa House Industry Co. Ltd.	971	29,354
Daiwa Securities Group, Inc.	19,274	129,370
Denso Corp.	1,432	21,498
Dentsu Group, Inc.	58	1,485
Disco Corp.	163	40,256
East Japan Railway Co.	704	40,524
Ebara Corp.	25	1,474
Eisai Co. Ltd.	68	3,386
Electric Power Development Co. Ltd.	3,108	50,399
ENEOS Holdings, Inc.	800	3,173
FANUC Corp.	1,326	38,917
Fast Retailing Co. Ltd.	46	11,375
Fuji Electric Co. Ltd.	35	1,500
FUJIFILM Holdings Corp.	1,021	61,188
Fujitsu Ltd.	50	7,525
Fukuoka Financial Group, Inc.	42	988
GMO Payment Gateway, Inc.	11	762
Hakuhodo DY Holdings, Inc.	85	650
Hamamatsu Photonics K.K.	39	1,600
Hankyu Hanshin Holdings, Inc.	61	1,939
Hikari Tsushin, Inc.	5	826
Hirose Electric Co. Ltd.	9	1,016
Hitachi Construction Machinery Co. Ltd.	29	763
Hitachi Ltd.	2,245	161,482
Honda Motor Co. Ltd.	18,706	192,956
Hoshizaki Corp.	35	1,279
Hoya Corp.	511	63,639
Hulic Co. Ltd.	102	1,066
IBIDEN Co. Ltd.	30	1,655
Idemitsu Kosan Co. Ltd.	295	1,602
IHI Corp.	39	761
Iida Group Holdings Co. Ltd.	39	583
INPEX Corp.	3,576	47,853
Isetan Mitsukoshi Holdings Ltd.	95	1,032
Isuzu Motors Ltd.	157	2,013
ITO EN Ltd.	17	516
ITOCHU Corp.	2,299	93,661
Japan Airlines Co. Ltd.	39	766
Japan Exchange Group, Inc.	1,167	24,630
Japan Post Bank Co. Ltd.	394	4,010
Japan Post Holdings Co. Ltd.	15,236	136,019
Japan Post Insurance Co. Ltd.	53	941
Japan Tobacco, Inc.	5,418	139,921
JFE Holdings, Inc.	305	4,719
JSR Corp.	51	1,451
JTEKT Corp.	53	447
Kajima Corp.	117	1,951

	Shares	Value
Japan–(continued)
Kansai Electric Power Co., Inc. (The)	193	$2,562
Kansai Paint Co. Ltd.	49	836
Kao Corp.	183	7,522
Kawasaki Heavy Industries Ltd.	41	904
KDDI Corp.	5,453	172,961
Keikyu Corp.	57	520
Keio Corp.	26	817
Keisei Electric Railway Co. Ltd.	35	1,652
Keyence Corp.	262	115,111
Kikkoman Corp.	39	2,383
Kintetsu Group Holdings Co. Ltd.	46	1,457
Kirin Holdings Co. Ltd.	213	3,118
Kobayashi Pharmaceutical Co. Ltd.	13	625
Kobe Bussan Co. Ltd.	57	1,684
Koito Manufacturing Co. Ltd.	54	839
Komatsu Ltd.	2,358	61,363
Konami Group Corp.	31	1,619
KOSE Corp.	9	673
Kubota Corp.	265	3,977
Kuraray Co. Ltd.	84	848
Kurita Water Industries Ltd.	27	1,053
Kyocera Corp.	372	5,416
Kyowa Kirin Co. Ltd.	68	1,141
Kyushu Electric Power Co., Inc.(a)	109	789
Kyushu Railway Co.	34	748
Lasertec Corp.	21	5,513
Lawson, Inc.	13	671
Lion Corp.	61	566
Lixil Corp.	77	960
LY Corp.	735	2,599
M3, Inc.	114	1,881
Makita Corp.	62	1,705
Marubeni Corp.	2,146	33,788
Marui Group Co. Ltd.	6,555	109,644
Mazda Motor Corp.	621	6,638
McDonald’s Holdings Co. (Japan) Ltd.	24	1,040
Medipal Holdings Corp.	54	874
MEIJI Holdings Co. Ltd.	631	14,989
Mercari, Inc.(a)	29	536
MINEBEA MITSUMI, Inc.	98	2,006
MISUMI Group, Inc.	79	1,334
Mitsubishi Chemical Group Corp.	2,591	15,839
Mitsubishi Corp.	11,460	182,549
Mitsubishi Electric Corp.	4,919	69,575
Mitsubishi Estate Co. Ltd.	2,399	32,886
Mitsubishi Gas Chemical Co., Inc.	41	655
Mitsubishi HC Capital, Inc.	207	1,387
Mitsubishi Heavy Industries Ltd.	87	5,065
Mitsubishi Motors Corp.	180	570
Mitsubishi UFJ Financial Group, Inc.	3,009	25,824
Mitsui & Co. Ltd.	5,160	193,314
Mitsui Chemicals, Inc.	47	1,390
Mitsui Fudosan Co. Ltd.	1,418	34,670
Mitsui OSK Lines Ltd.	2,165	69,216
Mizuho Financial Group, Inc.	664	11,326
MonotaRO Co. Ltd.	68	740
MS&AD Insurance Group Holdings, Inc.	1,174	46,160
Murata Manufacturing Co. Ltd.	441	9,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Income Advantage International Fund

	Shares	Value
Japan–(continued)
Nagoya Railroad Co. Ltd.	49	$785
NEC Corp.	68	4,018
Nexon Co. Ltd.	123	2,237
NGK Insulators Ltd.	1,208	14,406
NH Foods Ltd.	22	746
Nidec Corp.	112	4,514
Nihon M&A Center Holdings, Inc.	83	457
Nikon Corp.	78	770
Nintendo Co. Ltd.	1,902	98,968
Nippon Express Holdings, Inc.	8	454
Nippon Paint Holdings Co. Ltd.	240	1,936
Nippon Prologis REIT, Inc.	1	1,923
Nippon Sanso Holdings Corp.	49	1,308
Nippon Steel Corp.	2,078	47,469
Nippon Telegraph & Telephone Corp.	173,286	211,597
Nippon Yusen K.K.	2,559	79,031
Nissan Chemical Corp.	34	1,324
Nissan Motor Co. Ltd.	15,474	60,502
Nisshin Seifun Group, Inc.	52	700
Nissin Foods Holdings Co. Ltd.	60	2,095
Niterra Co. Ltd.	42	995
Nitori Holdings Co. Ltd.	22	2,954
Nitto Denko Corp.	39	2,910
Nomura Holdings, Inc.	33,618	151,401
Nomura Real Estate Holdings, Inc.	31	813
Nomura Real Estate Master Fund, Inc.	1	1,170
Nomura Research Institute Ltd.	119	3,456
NSK Ltd.	114	616
NTT DATA Group Corp.	166	2,347
Obayashi Corp.	176	1,520
OBIC Co. Ltd.	18	3,097
Odakyu Electric Railway Co. Ltd.	78	1,188
Oji Holdings Corp.	223	857
Olympus Corp.	328	4,734
OMRON Corp.	48	2,234
Ono Pharmaceutical Co. Ltd.	103	1,832
Oriental Land Co. Ltd.	784	29,140
ORIX Corp.	5,557	104,367
Osaka Gas Co. Ltd.	998	20,833
Otsuka Corp.	31	1,276
Otsuka Holdings Co. Ltd.	215	8,040
Pan Pacific International Holdings Corp.	700	16,663
Panasonic Holdings Corp.	3,779	37,214
Pola Orbis Holdings, Inc.	45	505
Rakuten Group, Inc.	334	1,489
Recruit Holdings Co. Ltd.	3,185	133,168
Renesas Electronics Corp.(a)	2,448	43,773
Resona Holdings, Inc.	46,332	234,872
Resonac Holdings Corp.	48	954
Ricoh Co. Ltd.	1,380	10,569
Rinnai Corp.	29	671
Rohm Co. Ltd.	104	1,985
Ryohin Keikaku Co. Ltd.	73	1,219
Santen Pharmaceutical Co. Ltd.	94	935
SBI Holdings, Inc.	988	22,174
SECOM Co. Ltd.	57	4,101
Sega Sammy Holdings, Inc.	43	600
Seibu Holdings, Inc.	59	818

	Shares	Value
Japan–(continued)
Seiko Epson Corp.	76	$1,135
Sekisui Chemical Co. Ltd.	102	1,467
Sekisui House Ltd.	162	3,591
Seven & i Holdings Co. Ltd.	1,164	46,036
SG Holdings Co. Ltd.	59	846
Sharp Corp.(a)	59	420
Shimadzu Corp.	63	1,757
SHIMAMURA Co. Ltd.	6	670
Shimano, Inc.	20	3,081
Shimizu Corp.	160	1,061
Shin-Etsu Chemical Co. Ltd.	3,581	149,769
Shionogi & Co. Ltd.	256	12,321
Shiseido Co. Ltd.	106	3,195
SMC Corp.	125	66,867
SoftBank Corp.	13,602	169,504
SoftBank Group Corp.	1,306	57,645
Sohgo Security Services Co. Ltd.	102	586
Sojitz Corp.	63	1,419
Sompo Holdings, Inc.	883	43,204
Sony Group Corp.	760	71,921
Square Enix Holdings Co. Ltd.	23	825
Stanley Electric Co. Ltd.	34	638
Subaru Corp.	703	12,822
SUMCO Corp.	96	1,436
Sumitomo Chemical Co. Ltd.	392	953
Sumitomo Corp.	2,009	43,719
Sumitomo Electric Industries Ltd.	194	2,462
Sumitomo Heavy Industries Ltd.	31	779
Sumitomo Metal Mining Co. Ltd.	63	1,871
Sumitomo Mitsui Financial Group, Inc.	353	17,177
Sumitomo Mitsui Trust Holdings, Inc.	178	3,409
Sumitomo Realty & Development Co. Ltd.	75	2,223
Sundrug Co. Ltd.	19	610
Suntory Beverage & Food Ltd.	35	1,151
Suzuki Motor Corp.	96	4,091
Sysmex Corp.	49	2,724
T&D Holdings, Inc.	135	2,143
Taisei Corp.	48	1,639
Taisho Pharmaceutical Holdings Co. Ltd.	15	917
Takeda Pharmaceutical Co. Ltd.	6,542	187,612
TDK Corp.	103	4,885
Terumo Corp.	178	5,821
THK Co. Ltd.	31	606
Tobu Railway Co. Ltd.	51	1,368
Toho Co. Ltd.	29	979
Tohoku Electric Power Co., Inc.	124	843
Tokio Marine Holdings, Inc.	5,037	125,426
Tokyo Century Corp.	36	389
Tokyo Electric Power Co. Holdings, Inc.(a)	411	2,151
Tokyo Electron Ltd.	274	48,701
Tokyo Gas Co. Ltd.	2,704	62,026
Tokyo Tatemono Co. Ltd.	48	717
Tokyu Corp.	131	1,597
Tokyu Fudosan Holdings Corp.	157	1,000
TOPPAN Holdings, Inc.	72	2,005
Toray Industries, Inc.	371	1,922
Tosoh Corp.	70	892
TOTO Ltd.	37	972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Income Advantage International Fund

	Shares	Value
Japan–(continued)
Toyota Boshoku Corp.	21	$332
Toyota Industries Corp.	39	3,170
Toyota Motor Corp.	13,355	244,713
Toyota Tsusho Corp.	54	3,169
Trend Micro, Inc.	36	1,921
Tsuruha Holdings, Inc.	10	915
Unicharm Corp.	270	9,765
USS Co. Ltd.	59	1,184
Welcia Holdings Co. Ltd.	26	454
West Japan Railway Co.	60	2,500
Workman Co. Ltd.	3	89
Yakult Honsha Co. Ltd.	72	1,616
Yamada Holdings Co. Ltd.	144	447
Yamaha Corp.	36	829
Yamaha Motor Co. Ltd.	237	2,109
Yamato Holdings Co. Ltd.	35	646
Yamazaki Baking Co. Ltd.	34	777
Yaskawa Electric Corp.	64	2,664
Yokogawa Electric Corp.	64	1,217
ZOZO, Inc.	35	790
		5,868,600

Jordan–0.00%
Hikma Pharmaceuticals PLC	44	1,003

Luxembourg–0.21%
ArcelorMittal S.A.	4,155	117,919
Eurofins Scientific SE	53	3,457
RTL Group S.A.	10	386
		121,762

Macau–0.01%
Galaxy Entertainment Group Ltd.	693	3,881
Sands China Ltd.(a)	674	1,973
SJM Holdings Ltd.(a)	650	206
Wynn Macau Ltd.(a)	402	331
		6,391

Malaysia–0.14%
IHH Healthcare Bhd.	7,217	9,473
Sime Darby Bhd.	90,835	46,447
Tenaga Nasional Bhd.	13,485	29,461
		85,381

Mexico–0.23%
America Movil S.A.B. de C.V., Class B	70,955	65,769
Fibra Uno Administracion S.A. de C.V.	12,137	21,850
Fresnillo PLC	50	379
Wal-Mart de Mexico S.A.B. de C.V., Series V	11,607	48,920
		136,918

Netherlands–2.15%
ABN AMRO Bank N.V., CVA(b)	121	1,820
Adyen N.V.(a)(b)	8	10,327
Aegon Ltd.	4,749	27,611
Akzo Nobel N.V.	47	3,892
argenx SE(a)	43	16,306
ASM International N.V.	13	6,766
ASML Holding N.V.	553	417,453
ASR Nederland N.V.	58	2,740

	Shares	Value
Netherlands–(continued)
Euronext N.V.(b)	24	$2,086
EXOR N.V.	1,290	129,126
Heineken Holding N.V.	528	44,708
Heineken N.V.	509	51,714
IMCD N.V.	15	2,612
ING Groep N.V.	968	14,515
Koninklijke Ahold Delhaize N.V.	4,447	127,947
Koninklijke KPN N.V.	1,641	5,653
Koninklijke Philips N.V.(a)	783	18,324
Koninklijke Vopak N.V.	18	606
NN Group N.V.	72	2,845
OCI N.V.	916	26,547
Randstad N.V.	482	30,250
SBM Offshore N.V.	36	495
Shell PLC	7,348	240,530
Universal Music Group N.V.	813	23,209
Wolters Kluwer N.V.	529	75,260
		1,283,342

New Zealand–0.18%
Auckland International Airport Ltd.	4,975	27,676
Fisher & Paykel Healthcare Corp. Ltd.	152	2,267
Meridian Energy Ltd.	341	1,194
Ryman Healthcare Ltd.	166	619
Spark New Zealand Ltd.	22,532	73,765
Xero Ltd.(a)	35	2,670
		108,191

Norway–0.22%
Aker BP ASA	110	3,195
DNB Bank ASA	276	5,868
Equinor ASA	3,280	103,950
Gjensidige Forsikring ASA	421	7,769
Mowi ASA	123	2,203
Norsk Hydro ASA	368	2,474
Orkla ASA	207	1,607
SalMar ASA	18	1,008
Schibsted ASA, Class A	59	1,699
Storebrand ASA	120	1,064
Telenor ASA	175	2,008
		132,845

Philippines–0.07%
SM Prime Holdings, Inc.	67,486	40,086

Poland–0.08%
PGE Polska Grupa Energetyczna S.A.(a)	21,589	47,627

Portugal–0.03%
Galp Energia SGPS S.A.	122	1,795
Jeronimo Martins SGPS S.A.	657	16,721
		18,516

Qatar–0.09%
Industries Qatar Q.S.C.	14,188	50,194

Russia–0.01%
Tatneft PJSC, ADR(c)	576	0
X5 Retail Group N.V., GDR(a)(b)(c)	422	4,763
		4,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Income Advantage International Fund

	Shares	Value
Singapore–0.19%
CapitaLand Ascendas REIT	966	$2,215
CapitaLand Integrated Commercial Trust	1,673	2,608
CapitaLand Investment Ltd.	1,421	3,397
City Developments Ltd.	130	655
DBS Group Holdings Ltd.	509	12,872
Genting Singapore Ltd.	1,573	1,191
Jardine Cycle & Carriage Ltd.	65	1,465
Keppel Ltd.	2,406	12,874
Oversea-Chinese Banking Corp. Ltd.	952	9,367
SATS Ltd.(a)	245	510
Sea Ltd., ADR(a)	143	5,791
Sembcorp Industries Ltd.	244	981
Singapore Airlines Ltd.	7,671	38,089
Singapore Exchange Ltd.	226	1,681
Singapore Technologies Engineering Ltd.	423	1,246
Singapore Telecommunications Ltd.	2,120	3,969
STMicroelectronics N.V.	180	9,019
United Overseas Bank Ltd.	352	7,597
		115,527

South Africa–0.43%
Anglo American PLC	1,327	33,210
Aspen Pharmacare Holdings Ltd.	1,926	21,485
Exxaro Resources Ltd.	1,844	20,702
Gold Fields Ltd.	2,103	31,912
Sanlam Ltd.	6,022	24,021
Sappi Ltd.	12,876	31,173
Shoprite Holdings Ltd.	1,953	29,299
Thungela Resources Ltd.	1,472	12,379
Woolworths Holdings Ltd.	13,019	51,149
		255,330

South Korea–2.77%
Amorepacific Corp.	9	1,010
Celltrion, Inc.	30	4,685
CJ CheilJedang Corp.	2	502
Coway Co. Ltd.	15	663
DB Insurance Co. Ltd.	256	16,579
Delivery Hero SE(a)(b)	50	1,376
Doosan Enerbility Co. Ltd.(a)	124	1,524
Ecopro BM Co. Ltd.	134	29,719
Ecopro Co. Ltd.	76	37,869
GS Holdings Corp.	2,172	68,765
Hana Financial Group, Inc.	80	2,684
Hankook Tire & Technology Co. Ltd.	19	668
Hanmi Pharm Co. Ltd.	2	546
Hanon Systems	44	248
HD Hyundai Co. Ltd.	13	637
HD Hyundai Heavy Industries Co. Ltd.(a)	5	499
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	12	1,122
HMM Co. Ltd.	3,500	53,099
Hyundai Engineering & Construction Co. Ltd.	20	540
Hyundai Glovis Co. Ltd.	112	16,595
Hyundai Mobis Co. Ltd.	127	23,268
Hyundai Motor Co.	456	71,731
Hyundai Steel Co.	456	12,851
Industrial Bank of Korea	70	643
Kakao Corp.	81	3,398

	Shares	Value
South Korea–(continued)
KakaoBank Corp.	45	$991
Kangwon Land, Inc.	32	397
KB Financial Group, Inc.	103	4,297
Kia Corp.	993	76,792
Korea Aerospace Industries Ltd.	20	774
Korea Electric Power Corp.(a)	71	1,040
Korea Zinc Co. Ltd.	2	770
Korean Air Lines Co. Ltd.	1,177	21,745
Krafton, Inc.(a)	8	1,198
KT&G Corp.	607	40,892
Kumho Petrochemical Co. Ltd.	3	308
L&F Co. Ltd.	7	1,099
LG Chem Ltd.	13	5,000
LG Corp.	662	43,993
LG Display Co. Ltd.(a)	62	610
LG Electronics, Inc.	31	2,438
LG Energy Solution Ltd.(a)	12	3,960
LG H&H Co. Ltd.	3	824
LG Innotek Co. Ltd.	4	741
LOTTE Chemical Corp.	5	592
Mirae Asset Securities Co. Ltd.	73	431
NAVER Corp.	39	6,748
NCSoft Corp.	4	744
Netmarble Corp.(a)(b)	4	179
Orion Corp.	6	538
POSCO Future M Co. Ltd.	77	21,266
POSCO Holdings, Inc.	152	58,443
Samsung Biologics Co. Ltd.(a)(b)	5	2,941
Samsung C&T Corp.	435	43,634
Samsung Card Co. Ltd.	4	100
Samsung Electro-Mechanics Co. Ltd.	16	1,896
Samsung Electronics Co. Ltd.	12,580	763,566
Samsung Fire & Marine Insurance Co. Ltd.	9	1,834
Samsung Heavy Industries Co. Ltd.(a)	186	1,115
Samsung Life Insurance Co. Ltd.	24	1,284
Samsung SDI Co. Ltd.	14	5,097
Samsung SDS Co. Ltd.	79	10,389
Shinhan Financial Group Co. Ltd.	117	3,627
SK Biopharmaceuticals Co. Ltd.(a)	8	621
SK Bioscience Co. Ltd.(a)	7	390
SK hynix, Inc.	1,044	113,940
SK IE Technology Co. Ltd.(a)(b)	7	426
SK Innovation Co. Ltd.(a)	16	1,732
SK Square Co. Ltd.(a)	26	1,057
SK Telecom Co. Ltd.	1,076	41,802
SK, Inc.	10	1,377
S-Oil Corp.	13	700
Woori Financial Group, Inc.	184	1,852
Yuhan Corp.	21	1,120
		1,648,531

Spain–1.54%
Acciona S.A.	7	1,031
Acerinox S.A.	49	577
ACS Actividades de Construccion y Servicios S.A.	2,214	98,334
Aena SME S.A.(b)	20	3,630
Amadeus IT Group S.A.	123	8,834
Banco Bilbao Vizcaya Argentaria S.A.	1,637	14,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Income Advantage International Fund

	Shares	Value
Spain–(continued)
Banco de Sabadell S.A.	1,550	$1,908
Banco Santander S.A.	4,446	18,596
Bankinter S.A.	177	1,135
CaixaBank S.A.	1,113	4,584
Cellnex Telecom S.A.(b)	151	5,945
Enagas S.A.	63	1,063
Endesa S.A.	88	1,795
Fluidra S.A.	27	563
Grifols S.A.(a)	117	2,002
Iberdrola S.A.	19,678	258,112
Industria de Diseno Textil S.A.	4,635	202,244
Mapfre S.A.	253	544
Merlin Properties SOCIMI S.A.	86	955
Redeia Corp. S.A.	852	14,040
Repsol S.A.	8,485	125,866
Telefonica S.A.	38,352	149,951
		916,629

Sweden–0.80%
Alfa Laval AB	74	2,963
Assa Abloy AB, Class B	270	7,781
Atlas Copco AB, Class A	3,178	54,760
Boliden AB	75	2,347
Electrolux AB, Class B(a)	61	655
Elekta AB, Class B	100	819
Embracer Group AB(a)	212	575
Epiroc AB, Class A	242	4,871
EQT AB	126	3,568
Essity AB, Class B	183	4,535
Evolution AB(b)	51	6,075
Fastighets AB Balder, Class B(a)	177	1,255
Getinge AB, Class B	60	1,336
H & M Hennes & Mauritz AB, Class B	166	2,912
Hexagon AB, Class B	564	6,774
Holmen AB, Class B	36	1,521
Husqvarna AB, Class B	141	1,163
Industrivarden AB, Class C	2,147	70,056
Indutrade AB	74	1,929
Investment AB Latour, Class B	37	965
Investor AB, Class B	7,633	177,007
Kinnevik AB, Class B(a)	76	817
L E Lundbergforetagen AB, Class B	21	1,144
Lifco AB, Class B	61	1,498
NIBE Industrier AB, Class B	456	3,202
Sagax AB, Class B	60	1,651
Sandvik AB	290	6,300
Securitas AB, Class B	129	1,265
Skandinaviska Enskilda Banken AB, Class A	450	6,210
Skanska AB, Class B	98	1,776
SKF AB, Class B	107	2,144
SSAB AB, Class B	244	1,868
Svenska Cellulosa AB S.C.A., Class B	183	2,749
Svenska Handelsbanken AB, Class A	464	5,043
Swedbank AB, Class A	272	5,499
Swedish Orphan Biovitrum AB, Class B(a)	51	1,354
Tele2 AB, Class B	153	1,315
Telefonaktiebolaget LM Ericsson, Class B	1,474	9,276
Telia Co. AB	600	1,531

	Shares	Value
Sweden–(continued)
Trelleborg AB, Class B	58	$1,947
Volvo AB, Class B	2,589	67,366
		477,822

Switzerland–2.92%
ABB Ltd.	1,415	62,823
Adecco Group AG	47	2,308
Alcon, Inc.	136	10,640
Baloise Holding AG	13	2,038
Banque Cantonale Vaudoise	8	1,032
Barry Callebaut AG	1	1,688
Belimo Holding AG	3	1,656
BKW AG	5	889
Chocoladefabriken Lindt & Spruengli AG, PC	1	12,004
Cie Financiere Richemont S.A.	141	19,475
Clariant AG	59	872
DKSH Holding AG	10	695
DSM-Firmenich AG	50	5,085
EMS-Chemie Holding AG	2	1,622
Flughafen Zureich AG	5	1,045
Geberit AG	9	5,777
Givaudan S.A.	2	8,293
Helvetia Holding AG	10	1,379
Julius Baer Group Ltd.	54	3,029
Kuehne + Nagel International AG, Class R	95	32,784
Logitech International S.A., Class R	321	30,523
Lonza Group AG	20	8,432
Nestle S.A.	4,915	569,746
Novartis AG	4,958	500,810
Partners Group Holding AG	94	135,919
PSP Swiss Property AG	13	1,818
Sandoz Group AG(a)	116	3,732
Schindler Holding AG, PC	79	19,778
SGS S.A.	41	3,540
SIG Group AG	82	1,889
Sika AG	42	13,695
Sonova Holding AG, Class A	13	4,252
Stadler Rail AG	15	541
Straumann Holding AG	29	4,686
Sulzer AG	5	511
Swatch Group AG (The), BR	14	3,809
Swiss Life Holding AG	8	5,560
Swiss Prime Site AG	21	2,244
Swisscom AG	7	4,213
Temenos AG	18	1,677
UBS Group AG	5,685	176,585
VAT Group AG(b)	7	3,516
Zurich Insurance Group AG	132	69,013
		1,741,623

Taiwan–3.04%
Accton Technology Corp.	1,201	20,413
Alchip Technologies Ltd.	255	27,096
ASE Technology Holding Co. Ltd.	980	4,295
Asia Vital Components Co. Ltd.	1,432	15,644
Asustek Computer, Inc.	1,414	22,504
Catcher Technology Co. Ltd.	5,033	31,781
Cathay Financial Holding Co. Ltd.	21,596	32,174
Chunghwa Telecom Co. Ltd.	11,941	46,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Income Advantage International Fund

	Shares	Value
Taiwan–(continued)
Compal Electronics, Inc.	20,507	$26,563
Delta Electronics, Inc.	3,327	33,930
Elite Material Co. Ltd.	760	9,438
eMemory Technology, Inc.	134	10,655
Evergreen Marine Corp. Taiwan Ltd.	9,202	42,958
Far Eastern New Century Corp.	20,257	20,584
Far EasTone Telecommunications Co. Ltd.	8,177	21,264
Faraday Technology Corp.	788	9,131
Formosa Chemicals & Fibre Corp.	6,992	14,186
Formosa Plastics Corp.	7,991	20,612
Fubon Financial Holding Co. Ltd.	17,974	37,917
Gigabyte Technology Co. Ltd.	2,134	18,409
Global Unichip Corp.	254	14,357
Hon Hai Precision Industry Co. Ltd.	27,120	92,269
Inventec Corp.	10,068	17,241
King Yuan Electronics Co. Ltd.	4,099	11,314
Largan Precision Co. Ltd.	135	12,609
Lite-On Technology Corp.	5,329	20,235
MediaTek, Inc.	1,310	43,256
Novatek Microelectronics Corp.	666	11,202
Pegatron Corp.	17,072	48,509
Quanta Computer, Inc.	10,736	78,162
Taiwan Mobile Co. Ltd.	8,425	27,061
Taiwan Semiconductor Manufacturing Co. Ltd.	39,583	758,867
Tripod Technology Corp.	1,473	9,340
Unimicron Technology Corp.	2,039	11,650
Uni-President Enterprises Corp.	17,408	42,234
United Microelectronics Corp.	15,497	26,404
Wan Hai Lines Ltd.	7,908	14,148
Wistron Corp.	15,687	50,184
Wiwynn Corp.	394	23,329
Yang Ming Marine Transport Corp.	14,716	24,563
Yuanta Financial Holding Co. Ltd.	10,733	9,643
		1,812,850

Thailand–0.21%
Advanced Info Service PCL, NVDR	13,888	88,250
Delta Electronics Thailand PCL, NVDR	8,863	22,782
PTT Exploration & Production PCL, NVDR	3,353	14,606
		125,638

Turkey–0.29%
BIM Birlesik Magazalar A.S.	2,166	22,091
KOC Holding A.S.	9,853	47,309
Turk Hava Yollari AO(a)	7,914	61,315
Turkiye Petrol Rafinerileri A.S.	4,433	21,469
Turkiye Sise ve Cam Fabrikalari A.S.	13,300	20,643
		172,827

United Arab Emirates–0.10%
Emaar Properties PJSC	12,777	27,554
International Holding Co. PJSC(a)	300	32,636
		60,190

United Kingdom–5.45%
3i Group PLC	7,471	229,954
abrdn PLC	553	1,257
Admiral Group PLC	67	2,291
AngloGold Ashanti PLC	1,563	30,012

	Shares	Value
United Kingdom–(continued)
Ashtead Group PLC	120	$8,341
Associated British Foods PLC	92	2,773
AstraZeneca PLC	2,237	301,749
Auto Trader Group PLC(b)	251	2,306
Aviva PLC	14,234	78,763
B&M European Value Retail S.A.	259	1,847
BAE Systems PLC	6,401	90,601
Barclays PLC	3,627	7,102
Barratt Developments PLC	270	1,934
Bellway PLC	34	1,111
Berkeley Group Holdings PLC (The)	29	1,731
BP PLC	46,679	276,716
British American Tobacco PLC	9,423	275,709
British Land Co. PLC (The)	247	1,256
BT Group PLC	12,607	19,863
Bunzl PLC	94	3,820
Burberry Group PLC	97	1,750
Centrica PLC	6,448	11,559
CNH Industrial N.V.	1,648	20,210
Coca-Cola Europacific Partners PLC	315	21,023
Compass Group PLC	1,383	37,843
ConvaTec Group PLC(b)	334	1,039
Croda International PLC	38	2,444
DCC PLC	1,442	106,104
Derwent London PLC	29	872
Diageo PLC	4,019	145,870
Direct Line Insurance Group PLC(a)	358	829
DS Smith PLC	368	1,440
easyJet PLC(a)	1,805	11,709
Entain PLC	176	2,220
Haleon PLC	6,871	28,132
Halma PLC	103	2,995
Hargreaves Lansdown PLC	97	907
Hiscox Ltd.	95	1,276
Howden Joinery Group PLC	151	1,563
HSBC Holdings PLC	5,266	42,602
IMI PLC	72	1,543
Imperial Brands PLC	2,293	52,803
Inchcape PLC	99	901
Informa PLC	7,543	75,026
InterContinental Hotels Group PLC	42	3,787
Intermediate Capital Group PLC	80	1,709
International Consolidated Airlines Group S.A.(a)	1,021	2,015
Intertek Group PLC	44	2,382
ITV PLC	1,007	810
J Sainsbury PLC	10,973	42,305
JD Sports Fashion PLC	692	1,460
Johnson Matthey PLC	51	1,103
Just Eat Takeaway.com N.V.(a)(b)	57	869
Kingfisher PLC	3,630	11,247
Land Securities Group PLC	203	1,822
Legal & General Group PLC	1,640	5,241
Lloyds Banking Group PLC	17,199	10,432
London Stock Exchange Group PLC	828	97,879
M&G PLC	636	1,800
Man Group PLC	14,914	44,191
Marks & Spencer Group PLC	3,928	13,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Income Advantage International Fund

	Shares	Value
United Kingdom–(continued)
Melrose Industries PLC (Acquired 12/15/2023; Cost $13,692)(d)	1,948	$14,081
National Grid PLC	6,080	81,906
NatWest Group PLC	1,374	3,827
Next PLC	339	35,044
Ocado Group PLC(a)	148	1,430
Pearson PLC	194	2,383
Pennon Group PLC	3,433	32,921
Persimmon PLC	86	1,520
Phoenix Group Holdings PLC	237	1,614
Reckitt Benckiser Group PLC	388	26,773
RELX PLC	3,795	150,562
Rentokil Initial PLC	693	3,906
Rightmove PLC	224	1,647
Rolls-Royce Holdings PLC(a)	28,253	107,767
RS Group PLC	130	1,357
Sage Group PLC (The)	283	4,225
Schroders PLC	251	1,372
Segro PLC	333	3,755
Severn Trent PLC	71	2,335
Smith & Nephew PLC	238	3,269
Smiths Group PLC	1,248	28,012
Spirax-Sarco Engineering PLC	20	2,676
SSE PLC	296	6,987
St. James’s Place PLC	150	1,305
Standard Chartered PLC	572	4,854
Tate & Lyle PLC	109	914
Taylor Wimpey PLC	970	1,816
Tesco PLC	22,144	82,037
Unilever PLC	4,875	236,004
United Utilities Group PLC	186	2,513
Vodafone Group PLC	236,252	206,328
Weir Group PLC (The)	71	1,706
Whitbread PLC	52	2,421
Wise PLC, Class A(a)	151	1,679
WPP PLC	3,551	33,919
		3,249,326

United States–3.39%
ARM Holdings PLC, ADR(a)	282	21,191
Atlassian Corp., Class A(a)	448	106,561
Bausch Health Cos., Inc.(a)	98	786
Experian PLC	449	18,317
Ferguson PLC	1,140	218,341
Ferrovial SE	1,504	54,897
GSK PLC	9,781	180,647
Holcim AG	610	47,910
ICON PLC(a)	23	6,511
JBS S.A.	4,420	22,440
JS Global Lifestyle Co. Ltd.(b)	198	39
Oracle Corp.	9	693
QIAGEN N.V.(a)	63	2,739
Roche Holding AG	1,867	542,725
Sanofi S.A.	3,723	369,965
Signify N.V.	35	1,174
Spotify Technology S.A.(a)	316	59,380
Stellantis N.V.	13,832	324,093
Swiss Re AG	324	36,460

	Shares	Value
United States–(continued)
Tenaris S.A.	129	$2,244
		2,017,113

Zambia–0.02%
First Quantum Minerals Ltd.	1,453	11,898
Total Common Stocks & Other Equity Interests (Cost $32,795,320)		36,808,103

	Principal Amount
Equity Linked Notes–11.45%
Canada–7.08%
Bank of Montreal (MSCI EAFE Index), 17.40%, 01/05/2024(b)	$1,384,000	1,398,751
Bank of Nova Scotia (The) (MSCI EAFE Index), 19.05%, 01/26/2024(b)	1,401,000	1,409,826
Canadian Imperial Bank of Commerce (MSCI EAFE Index), 20.50%, 01/19/2024(b)	1,387,000	1,406,263
		4,214,840

Japan–3.12%
Mizuho Financial Group, Inc. (MSCI Emerging Markets Index), 163.70%, 01/09/2024(b)	174,000	152,217
Mizuho Markets Cayman L.P. (MSCI EAFE Index), 145.70%, 01/16/2024(b)	186,000	148,949
Mizuho Markets Cayman L.P. (MSCI EAFE Index), 19.82%, 01/12/2024(b)	1,398,000	1,417,619
Mizuho Markets Cayman L.P. (MSCI Emerging Markets Index), 174.30%, 01/30/2024(b)	148,000	138,551
		1,857,336

United Kingdom–0.45%
HSBC Holdings PLC (MSCI EAFE Index), 151.72%, 01/08/2024(b)	174,000	123,525
HSBC Holdings PLC (MSCI EAFE Index), 143.98%, 01/22/2024(b)	176,000	146,451
		269,976

United States–0.80%
Citigroup Global Markets Holdings, Inc. (MSCI Emerging Markets Index), 158.19%, 01/17/2024(b)	167,000	133,816
Citigroup, Inc. (MSCI EAFE Index), 127.30%, 01/29/2024(b)	199,000	191,289
Citigroup, Inc. (MSCI Emerging Markets Index), 134.44%, 01/23/2024(b)	167,000	153,589
		478,694
Total Equity Linked Notes (Cost $6,961,000)		6,820,846

	Shares
Money Market Funds–25.72%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(e)(f)	5,365,255	5,365,255
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(e)(f)	3,822,791	3,825,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco Income Advantage International Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.26%(e)(f)	6,131,721	$6,131,721
Total Money Market Funds (Cost $15,319,357)		15,322,443
TOTAL INVESTMENTS IN SECURITIES–98.94% (Cost $55,075,677)		58,951,392
OTHER ASSETS LESS LIABILITIES–1.06%		632,320
NET ASSETS–100.00%		$59,583,712

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
BR	– Bearer Shares
CDI	– CREST Depository Interest
CPO	– Certificates of Ordinary Participation
CVA	– Dutch Certificates
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
PC	– Participation Certificate
REIT	– Real Estate Investment Trust
SDR	– Swedish Depository Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $6,958,799, which represented 11.68% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Restricted security. The value of this security at December 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 3,926,442	$34,417,592	$(32,978,779)	$ -	$-	$ 5,365,255	$241,650
Invesco Liquid Assets Portfolio, Institutional Class	2,796,563	24,583,994	(23,556,270)	1,762	(582)	3,825,467	176,150
Invesco Treasury Portfolio, Institutional Class	4,487,362	39,334,390	(37,690,031)	-	-	6,131,721	275,776
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,120	12,575	(29,695)	-	-	-	135*
Invesco Private Prime Fund	41,740	11,892	(53,623)	(7)	(2)	-	361*
Total	$11,269,227	$98,360,443	$(94,308,398)	$1,755	$(584)	$15,322,443	$694,072

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
MSCI Emerging Markets Index	84	March-2024	$4,341,540	$192,370	$192,370

(a)	Futures contracts collateralized by $124,262 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19 Invesco Income Advantage International Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $39,756,320)	$43,628,949

Investments in affiliated money market funds, at value (Cost $15,319,357)	15,322,443

Other investments:
Variation margin receivable – futures contracts	37,946

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	124,262

Cash	21,641

Foreign currencies, at value (Cost $161,337)	163,302

Receivable for:
Fund shares sold	5,513

Dividends	228,495

Interest	125,470

Investment for trustee deferred compensation and retirement plans	52,395

Other assets	40,665

Total assets	59,751,081

Liabilities:
Payable for:
Fund shares reacquired	22,128

Accrued foreign taxes	46

Accrued fees to affiliates	31,332

Accrued other operating expenses	56,319

Trustee deferred compensation and retirement plans	57,544

Total liabilities	167,369

Net assets applicable to shares outstanding	$59,583,712

Net assets consist of:
Shares of beneficial interest	$70,180,993

Distributable earnings (loss)	(10,597,281)

$59,583,712

Net Assets:
Class A	$51,801,495
Class C	$902,792
Class R	$1,741,276
Class Y	$4,692,294
Class R5	$435,702
Class R6	$10,153

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,177,439
Class C	76,984
Class R	140,147
Class Y	377,487
Class R5	34,738
Class R6	810
Class A:
Net asset value per share	$12.40
Maximum offering price per share (Net asset value of $12.40 ÷ 94.50%)	$13.12
Class C:
Net asset value and offering price per share	$11.73
Class R:
Net asset value and offering price per share	$12.42
Class Y:
Net asset value and offering price per share	$12.43
Class R5:
Net asset value and offering price per share	$12.54
Class R6:
Net asset value and offering price per share	$12.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20 Invesco Income Advantage International Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$3,253,332

Dividends (net of foreign withholding taxes of $139,027)	1,168,356

Dividends from affiliated money market funds (includes net securities lending income of $25)	693,601

Total investment income	5,115,289

Expenses:
Advisory fees	440,563

Administrative services fees	8,231

Custodian fees	30,843

Distribution fees:
Class A	128,497

Class C	8,942

Class R	8,293

Transfer agent fees – A, C, R and Y	109,670

Transfer agent fees – R5	353

Transfer agent fees – R6	4

Trustees’ and officers’ fees and benefits	16,682

Registration and filing fees	78,676

Reports to shareholders	16,475

Professional services fees	104,222

Other	30,254

Total expenses	981,705

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(274,759)

Net expenses	706,946

Net investment income	4,408,343

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $205)	(1,720,525)

Affiliated investment securities	(584)

Foreign currencies	(885)

Forward foreign currency contracts	(2,207)

Futures contracts	(154,867)

(1,879,068)

Change in net unrealized appreciation of: Unaffiliated investment securities (net of foreign taxes of $469)	4,494,267

Affiliated investment securities	1,755

Foreign currencies	7,970

Futures contracts	194,922

4,698,914

Net realized and unrealized gain	2,819,846

Net increase in net assets resulting from operations	$7,228,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21 Invesco Income Advantage International Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$4,408,343	$4,475,055

Net realized gain (loss)	(1,879,068)	(11,726,912)

Change in net unrealized appreciation (depreciation)	4,698,914	(1,314,338)

Net increase (decrease) in net assets resulting from operations	7,228,189	(8,566,195)

Distributions to shareholders from distributable earnings:
Class A	(4,163,349)	(3,964,473)

Class C	(65,862)	(66,117)

Class R	(130,572)	(109,626)

Class Y	(362,190)	(264,840)

Class R5	(40,123)	(43,278)

Class R6	(1,227)	(1,381)

Total distributions from distributable earnings	(4,763,323)	(4,449,715)

Share transactions–net:
Class A	(1,181,578)	(1,617,317)

Class C	(76,812)	(16,632)

Class R	74,468	268,141

Class Y	835,545	2,015,756

Class R5	(95,498)	(42,742)

Class R6	(6,939)	(1,077)

Net increase (decrease) in net assets resulting from share transactions	(450,814)	606,129

Net increase (decrease) in net assets	2,014,052	(12,409,781)

Net assets:
Beginning of year	57,569,660	69,979,441

End of year	$59,583,712	$57,569,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22 Invesco Income Advantage International Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 12/31/23	$11.89	$0.91	$0.59	$1.50	$(0.99)	$–	$(0.99)	$12.40	13.13%	$51,801	1.20%	1.68%	7.52%	49%
Year ended 12/31/22	14.56	0.92	(2.68)	(1.76)	(0.91)	–	(0.91)	11.89	(12.16)	50,826	1.21	1.59	7.25	97
Year ended 12/31/21	13.02	0.48	1.45	1.93	(0.39)	–	(0.39)	14.56	14.84	64,112	1.43	1.55	3.33	115
Year ended 12/31/20	14.04	0.19	(0.95)	(0.76)	(0.21)	(0.05)	(0.26)	13.02	(5.16)	62,139	1.55	1.55	1.54	71
Year ended 12/31/19	12.23	0.29	1.81	2.10	(0.29)	–	(0.29)	14.04	17.26	74,917	1.59	1.59	2.19	103
Class C
Year ended 12/31/23	11.25	0.78	0.55	1.33	(0.85)	–	(0.85)	11.73	12.26	903	1.95	2.43	6.77	49
Year ended 12/31/22	13.76	0.78	(2.52)	(1.74)	(0.77)	–	(0.77)	11.25	(12.72)	939	1.96	2.34	6.50	97
Year ended 12/31/21	12.32	0.35	1.36	1.71	(0.27)	–	(0.27)	13.76	13.86	1,176	2.18	2.30	2.58	115
Year ended 12/31/20	13.27	0.09	(0.88)	(0.79)	(0.13)	(0.03)	(0.16)	12.32	(5.82)	1,302	2.30	2.30	0.79	71
Year ended 12/31/19	11.56	0.18	1.71	1.89	(0.18)	–	(0.18)	13.27	16.40	2,781	2.34	2.34	1.44	103
Class R
Year ended 12/31/23	11.92	0.88	0.58	1.46	(0.96)	–	(0.96)	12.42	12.75	1,741	1.45	1.93	7.27	49
Year ended 12/31/22	14.58	0.88	(2.66)	(1.78)	(0.88)	–	(0.88)	11.92	(12.28)	1,595	1.46	1.84	7.00	97
Year ended 12/31/21	13.04	0.45	1.44	1.89	(0.35)	–	(0.35)	14.58	14.55	1,655	1.68	1.80	3.08	115
Year ended 12/31/20	14.06	0.16	(0.95)	(0.79)	(0.18)	(0.05)	(0.23)	13.04	(5.41)	1,307	1.80	1.80	1.29	71
Year ended 12/31/19	12.25	0.26	1.81	2.07	(0.26)	–	(0.26)	14.06	16.95	1,818	1.84	1.84	1.94	103
Class Y
Year ended 12/31/23	11.92	0.95	0.58	1.53	(1.02)	–	(1.02)	12.43	13.41	4,692	0.95	1.43	7.77	49
Year ended 12/31/22	14.59	0.94	(2.66)	(1.72)	(0.95)	–	(0.95)	11.92	(11.90)	3,679	0.96	1.34	7.50	97
Year ended 12/31/21	13.05	0.52	1.45	1.97	(0.43)	–	(0.43)	14.59	15.10	2,335	1.18	1.30	3.58	115
Year ended 12/31/20	14.07	0.23	(0.96)	(0.73)	(0.23)	(0.06)	(0.29)	13.05	(4.89)	2,001	1.30	1.30	1.79	71
Year ended 12/31/19	12.26	0.33	1.80	2.13	(0.32)	–	(0.32)	14.07	17.52	2,910	1.34	1.34	2.44	103
Class R5
Year ended 12/31/23	12.03	0.96	0.58	1.54	(1.03)	–	(1.03)	12.54	13.36	436	0.95	1.31	7.76	49
Year ended 12/31/22	14.72	0.96	(2.69)	(1.73)	(0.96)	–	(0.96)	12.03	(11.87)	514	0.96	1.23	7.50	97
Year ended 12/31/21	13.17	0.53	1.46	1.99	(0.44)	–	(0.44)	14.72	15.15	679	1.10	1.16	3.66	115
Year ended 12/31/20	14.20	0.25	(0.97)	(0.72)	(0.25)	(0.06)	(0.31)	13.17	(4.74)	557	1.16	1.16	1.93	71
Year ended 12/31/19	12.38	0.35	1.83	2.18	(0.36)	–	(0.36)	14.20	17.69	594	1.17	1.17	2.61	103
Class R6
Year ended 12/31/23	12.02	0.96	0.58	1.54	(1.03)	–	(1.03)	12.53	13.37	10	0.95	1.27	7.76	49
Year ended 12/31/22	14.71	0.96	(2.69)	(1.73)	(0.96)	–	(0.96)	12.02	(11.89)	17	0.96	1.18	7.50	97
Year ended 12/31/21	13.16	0.53	1.46	1.99	(0.44)	–	(0.44)	14.71	15.16	22	1.10	1.15	3.66	115
Year ended 12/31/20	14.21	0.24	(0.98)	(0.74)	(0.25)	(0.06)	(0.31)	13.16	(4.88)	19	1.16	1.16	1.93	71
Year ended 12/31/19	12.38	0.35	1.84	2.19	(0.36)	–	(0.36)	14.21	17.77	1,494	1.17	1.17	2.61	103

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23 Invesco Income Advantage International Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Income Advantage International Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

24 Invesco Income Advantage International Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

25 Invesco Income Advantage International Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

26 Invesco Income Advantage International Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.730%
Next $500 million	0.710%
Next $1.5 billion	0.690%
Next $2.5 billion	0.670%
Next $2.5 billion	0.650%
Next $2.5 billion	0.630%
Over $10 billion	0.610%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to shares to 1.23%, 1.98%, 1.48%, 0.98%, 0.98% and 0.98% respectively, of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2024, the Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $160,104 and reimbursed class level expenses of $96,787, $1,685, $3,122, $8,076, $353 and $5 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $3,062 in front-end sales commissions from the sale of Class A shares and $13 and $5 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2023, the Fund incurred $1,291 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

27 Invesco Income Advantage International Fund

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ –	$ 1,505,023	$ –	$ 1,505,023
Austria	–	37,924	–	37,924
Belgium	490	446,244	–	446,734
Brazil	–	950,828	–	950,828
Burkina Faso	–	1,141	–	1,141
Canada	3,128,787	4,214,840	–	7,343,627
Chile	1,759	35,970	–	37,729
China	302,907	1,027,249	–	1,330,156
Denmark	2,015	1,322,864	–	1,324,879
Finland	–	156,023	–	156,023
France	–	2,644,015	–	2,644,015
Germany	–	2,344,240	–	2,344,240
Greece	–	172,545	–	172,545
Guatemala	–	788	–	788
Hong Kong	21,140	724,968	–	746,108
India	113,084	613,685	–	726,769
Indonesia	–	83,618	–	83,618
Ireland	48,159	24,144	–	72,303
Israel	70,082	45,926	–	116,008
Italy	–	471,562	–	471,562
Japan	89	7,725,847	–	7,725,936
Jordan	–	1,003	–	1,003
Luxembourg	–	121,762	–	121,762
Macau	–	6,391	–	6,391
Malaysia	–	85,381	–	85,381
Mexico	136,539	379	–	136,918
Netherlands	16,306	1,267,036	–	1,283,342
New Zealand	–	108,191	–	108,191
Norway	–	132,845	–	132,845
Philippines	–	40,086	–	40,086
Poland	–	47,627	–	47,627
Portugal	–	18,516	–	18,516
Qatar	–	50,194	–	50,194
Russia	–	–	4,763	4,763
Singapore	5,791	109,736	–	115,527
South Africa	–	255,330	–	255,330
South Korea	–	1,648,531	–	1,648,531
Spain	–	916,629	–	916,629
Sweden	–	477,822	–	477,822
Switzerland	3,732	1,737,891	–	1,741,623
Taiwan	–	1,812,850	–	1,812,850
Thailand	–	125,638	–	125,638
Turkey	–	172,827	–	172,827
United Arab Emirates	–	60,190	–	60,190
United Kingdom	21,023	3,498,279	–	3,519,302
United States	194,429	2,301,378	–	2,495,807
Zambia	11,898	–	–	11,898
Money Market Funds	15,322,443	–	–	15,322,443
Total Investments in Securities	19,400,673	39,545,956	4,763	58,951,392

28 Invesco Income Advantage International Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$ 192,370	$ –	$ –	$ 192,370
Total Investments	$19,593,043	$39,545,956	$4,763	$59,143,762

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts–Exchange-Traded(a)	$192,370

Derivatives not subject to master netting agreements	(192,370)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Currency Risk	Equity Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(2,207)	$-	$(2,207)

Futures contracts	-	(154,867)	(154,867)

Change in Net Unrealized Appreciation:
Futures contracts	-	194,922	194,922

Total	$(2,207)	$40,055	$37,848

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$50,416	$3,764,304

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,627.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29 Invesco Income Advantage International Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$4,763,323	$4,449,715

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$447,827

Net unrealized appreciation – investments	2,894,139

Net unrealized appreciation – foreign currencies	6,420

Temporary book/tax differences	(39,578)

Capital loss carryforward	(13,906,089)

Shares of beneficial interest	70,180,993

Total net assets	$59,583,712

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales,derivative instruments and passive foreign investment companies.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$12,198,556	$1,707,533	$13,906,089

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $18,150,038 and $16,012,308, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,380,858

Aggregate unrealized (depreciation) of investments	(1,486,719)

Net unrealized appreciation of investments	$2,894,139

 Cost of investments for tax purposes is $56,249,623.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2023, undistributed net investment income was increased by $79,539 and undistributed net realized gain (loss) was decreased by $79,539. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	94,447	$1,149,697	112,648	$1,482,722

Class C	13,954	161,543	15,946	190,876

Class R	14,794	180,086	19,730	262,615

Class Y	86,861	1,053,112	159,553	2,150,970

Class R5	1,826	22,314	2,853	35,376

30 Invesco Income Advantage International Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	312,255	$3,785,533	288,224	$3,605,512

Class C	5,269	60,418	5,157	60,985

Class R	10,732	130,336	8,788	109,606

Class Y	28,195	342,278	19,956	246,887

Class R5	3,271	40,123	3,418	43,278

Class R6	-	-	4	58

Automatic conversion of Class C shares to Class A shares:
Class A	12,078	148,181	11,730	144,450

Class C	(12,771)	(148,181)	(12,403)	(144,450)

Reacquired:
Class A	(514,632)	(6,264,989)	(543,804)	(6,850,001)

Class C	(12,968)	(150,592)	(10,617)	(124,043)

Class R	(19,242)	(235,954)	(8,171)	(104,080)

Class Y	(46,157)	(559,845)	(30,933)	(382,101)

Class R5	(13,067)	(157,935)	(9,713)	(121,396)

Class R6	(574)	(6,939)	(95)	(1,135)

Net increase (decrease) in share activity	(35,729)	$(450,814)	32,271	$606,129

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31 Invesco Income Advantage International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Income Advantage International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage International Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32 Invesco Income Advantage International Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,049.20	$6.20	$1,019.16	$6.11	1.20%
Class C	1,000.00	1,045.60	10.05	1,015.38	9.91	1.95
Class R	1,000.00	1,047.90	7.48	1,017.90	7.38	1.45
Class Y	1,000.00	1,050.50	4.91	1,020.42	4.84	0.95
Class R5	1,000.00	1,050.50	4.91	1,020.42	4.84	0.95
Class R6	1,000.00	1,050.40	4.91	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33 Invesco Income Advantage International Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	21.38%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	12.03%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34 Invesco Income Advantage International Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Income Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2             Invesco Income Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3             Invesco Income Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4             Invesco Income Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5             Invesco Income Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6             Invesco Income Advantage International Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	GLVEY-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Income Allocation Fund

Nasdaq:

A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

2	Management’s Discussion
2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Fund Expenses

20	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Income Allocation Index, the Fund’s style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.14%
Class C Shares	6.43
Class R Shares	6.86
Class Y Shares	7.41
Class R5 Shares	7.53
Class R6 Shares	7.60
S&P 500 Index▼ (Broad Market Index)	26.29
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	11.78
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	9.67
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the US, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds. From an absolute performance perspective, the portfolio’s allocation to fixed income was the leading contributor to positive performance, followed by alternatives and equity, respectively. Only individual allocations within those asset classes, most notably the Invesco Master Loan Fund and the S&P 500 Enhanced Value ETF were detractors from absolute performance as the portfolio produced a positive return for the year.

 From a relative Fund performance perspective, the portfolio underperformed its custom benchmark during the year. Underperformance was driven mainly by style selection within the US equity allocation. Within the allocation, the Invesco S&P 500 High Dividend Low Volatility ETF, Invesco Dividend Income Fund and Invesco International Developed Low Volatility ETF were the primary detractors.

 Conversely, style selection within the fixed income allocation contributed to relative performance. Within the allocation the Invesco High Yield Fund and Invesco Corporate Bond Fund were the leading contributors.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, we believe some of the strategy performance, both positive and negative, can be attributed to these instruments. We believe derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Income Allocation Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2 Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper, Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.29%
10 Years	3.18
5 Years	2.49
1 Year	1.22

Class C Shares
Inception (10/31/05)	4.27%
10 Years	3.14
5 Years	2.91
1 Year	5.43

Class R Shares
Inception (10/31/05)	4.36%
10 Years	3.51
5 Years	3.43
1 Year	6.86

Class Y Shares
Inception (10/3/08)	5.43%
10 Years	4.02
5 Years	3.93
1 Year	7.41

Class R5 Shares
Inception (10/31/05)	4.88%
10 Years	4.03
5 Years	3.93
1 Year	7.53

Class R6 Shares
10 Years	3.94%
5 Years	3.96
1 Year	7.60

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco Income Allocation Fund

Supplemental Information

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Custom Invesco Income Allocation Index is composed of the following indexes: S&P 500®, MSCI EAFE®, FTSE NAREIT Equity REITs and Bloomberg U.S. Universal. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.

∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective

Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Income Allocation Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Fixed Income Funds	59.48%
Equity Funds	18.25
Alternative Funds	13.20
Money Market Funds	5.16
Equity Funds	3.75
Money Market Funds	0.16

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

6             Invesco Income Allocation Fund

Schedule of Investments

December 31, 2023

Invesco Income Allocation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.81%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/23	Value 12/31/23

Alternative Funds–13.89%
Invesco Global Real Estate Income Fund, Class R6	3.89%	$31,171,300	$554,288	$(18,376,958)	$ 2,228,078	$(752,341)	$554,288	1,766,909	$14,824,367

Invesco Multi-Asset Income Fund, Class R6	10.00%	42,725,008	2,920,766	(8,713,983)	4,255,059	(3,009,762)	2,920,766	4,888,231	38,177,088

Total Alternative Funds		73,896,308	3,475,054	(27,090,941)	6,483,137	(3,762,103)	3,475,054		53,001,455

Domestic Equity Funds–11.20%
Invesco Dividend Income Fund, Class R6	3.40%	24,720,742	843,417	(12,439,502)	(2,801,920)	3,118,865	376,703	526,151	12,974,888

Invesco S&P 500® Enhanced Value ETF	-	24,570,839	1,527,710	(25,212,810)	(7,883,406)	6,997,667	224,664	-	-

Invesco S&P 500® High Dividend Low Volatility ETF(b)	4.30%	29,855,418	1,145,516	(13,217,638)	(3,533,979)	2,162,420	895,962	386,978	16,411,737

Invesco S&P 500® Pure Value ETF(b)	3.50%	-	14,904,781	(3,071,021)	1,355,457	166,676	257,030	162,718	13,355,893

Total Domestic Equity Funds		79,146,999	18,421,424	(53,940,971)	(12,863,848)	12,445,628	1,754,359		42,742,518

Fixed Income Funds–62.60%
Invesco Core Plus Bond Fund, Class R6	9.90%	42,967,487	2,185,541	(7,785,192)	1,835,152	(1,416,759)	1,926,367	4,089,419	37,786,229

Invesco Corporate Bond Fund, Class R6	12.66%	31,028,803	25,066,764	(9,058,594)	2,479,037	(1,193,992)	2,352,550	7,658,006	48,322,018

Invesco Equal Weight 0-30 Year Treasury ETF(c)	9.76%	40,766,577	1,702,822	(5,345,382)	796,218	(684,704)	1,126,043	1,291,555	37,235,531

Invesco Floating Rate ESG Fund, Class R6(d)	5.51%	-	21,268,145	(244,381)	6,601	(2,530)	734,224	3,091,948	21,025,250

Invesco Fundamental High Yield® Corporate Bond ETF	-	29,791,436	-	(29,805,458)	3,161,814	(3,147,792)	293,318	-	-

Invesco High Yield Fund, Class R6	10.05%	-	44,012,189	(6,866,111)	1,195,373	3,715	2,116,159	10,924,549	38,345,166

Invesco Income Fund, Class R6	8.26%	26,756,383	11,173,425	(6,257,338)	393,119	(549,569)	1,874,467	4,600,879	31,516,020

Invesco International Bond Fund, Class R6(d)	2.95%	12,755,094	772,950	(2,637,316)	1,207,061	(416,813)	131,544	2,530,141	11,233,828

Invesco Master Loan Fund, Class R6	-	24,248,411	1,366,066	(24,690,022)	(266,345)	(658,110)	1,357,021	-	-

Invesco Taxable Municipal Bond ETF	3.51%	22,312,321	310,439	(10,091,189)	2,771,753	(1,894,582)	593,706	498,281	13,408,742

Invesco Variable Rate Preferred ETF	-	-	-	-	-	-	-	-	-

Total Fixed Income Funds		230,626,512	107,858,341	(102,780,983)	13,579,783	(9,961,136)	12,505,399		238,872,784

Foreign Equity Funds–11.95%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	4.00%	-	17,056,273	(3,464,609)	1,499,338	178,096	462,238	322,175	15,269,098

Invesco RAFI™ Strategic Developed ex-US ETF	-	21,370,246	-	(21,993,094)	1,799,990	(1,177,142)	-	-	-

Invesco S&P International Developed Low Volatility ETF	4.01%	22,570,077	248,137	(8,318,929)	1,377,457	(592,208)	662,562	542,583	15,284,534

iShares Global Infrastructure ETF(b)(e)	3.94%	-	17,028,612	(2,204,765)	202,575	21,109	520,368	319,820	15,047,531

Total Foreign Equity Funds		43,940,323	34,333,022	(35,981,397)	4,879,360	(1,570,145)	1,645,168		45,601,163

Money Market Funds–0.17%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.06%	11	37,664,246	(37,438,875)	-	-	24,265	225,382	225,382

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.04%	-	26,903,033	(26,741,878)	28	(181)	16,920	160,890	161,002

Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.07%	12	43,044,853	(42,787,285)	-	-	26,324	257,580	257,580

Total Money Market Funds		23	107,612,132	(106,968,038)	28	(181)	67,509		643,964

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $384,743,237)	99.81%	427,610,165	271,699,973	(326,762,330)	12,078,460	(2,847,937)	19,447,489		380,861,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Income Allocation Fund

Invesco Income Allocation Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.81%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/23	Value 12/31/23

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.43%
Invesco Private Government Fund, 5.32%(f)(g)	1.52%	$2,073,105	$61,271,053	$(57,540,165)	$ -	$-		$191,825	(h)	5,803,993	$5,803,993

Invesco Private Prime Fund, 5.55%(f)(g)	3.91%	5,330,842	144,161,817	(134,571,583)	1,266	2,211		522,480	(h)	14,914,114	14,924,553

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,726,828)	5.43%	7,403,947	205,432,870	(192,111,748)	1,266	2,211		714,305			20,728,546

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $405,470,065)	105.24%	$435,014,112	$477,132,843	$(518,874,078)	$12,079,726	$(2,845,726	)(i)	$20,161,794			$401,590,430

OTHER ASSETS LESS LIABILITIES	(5.24)%										(19,995,294)

NET ASSETS	100.00%										$381,595,136

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)	Effective August 25, 2023, the underlying fund’s name changed.
(d)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(e)	Not affiliated with Invesco Advisers, Inc.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Dividend Income Fund	$466,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated underlying funds, at value (Cost $390,625,109)*	$386,542,899

Investments in unaffiliated underlying funds, at value (Cost $ 14,844,956)	15,047,531

Cash	3,000

Receivable for:
Investments sold - affiliated underlying funds	1,217,626

Fund shares sold	185,804

Dividends - affiliated underlying funds	1,087,045

Investment for trustee deferred compensation and retirement plans	33,380

Other assets	56,594

Total assets	404,173,879

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	1,076,637

Fund shares reacquired	529,213

Collateral upon return of securities loaned	20,726,828

Accrued fees to affiliates	168,831

Accrued other operating expenses	38,312

Trustee deferred compensation and retirement plans	38,922

Total liabilities	22,578,743

Net assets applicable to shares outstanding	$381,595,136

Net assets consist of:

Shares of beneficial interest	$420,247,787

Distributable earnings (loss)	(38,652,651)

$381,595,136

Net Assets:

Class A	$336,481,924

Class C	$20,703,957

Class R	$3,693,150

Class Y	$20,641,938

Class R5	$65,067

Class R6	$9,100

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	32,404,310

Class C	1,991,443

Class R	355,423

Class Y	1,988,265

Class R5	6,268

Class R6	877

Class A: Net asset value per share	$10.38

Maximum offering price per share (Net asset value of $10.38 ÷ 94.50%)	$10.98

Class C: Net asset value and offering price per share	$10.40

Class R: Net asset value and offering price per share	$10.39

Class Y: Net asset value and offering price per share	$10.38

Class R5: Net asset value and offering price per share	$10.38

Class R6: Net asset value and offering price per share	$10.38

*	At December 31, 2023, securities with an aggregate value of $20,204,573 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $82,769)	$19,009,890

Dividends from unaffiliated underlying funds	520,368

Interest	83,427

Total investment income	19,613,685

Expenses:

Administrative services fees	56,875

Custodian fees	5,111

Distribution fees:
Class A	879,014

Class C	251,950

Class R	18,431

Transfer agent fees – A, C, R and Y	462,257

Transfer agent fees – R5	65

Transfer agent fees – R6	59

Trustees’ and officers’ fees and benefits	19,946

Registration and filing fees	102,928

Reports to shareholders	44,115

Professional services fees	47,968

Other	13,871

Total expenses	1,902,590

Less: Expense offset arrangement(s)	(4,229)

Net expenses	1,898,361

Net investment income	17,715,324

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(3,333,549)

Unaffiliated underlying fund shares	21,109

Capital gain distributions from affiliated underlying fund shares	466,714

(2,845,726)

Change in net unrealized appreciation of:
Affiliated underlying fund shares	11,877,151

Unaffiliated underlying fund shares	202,575

12,079,726

Net realized and unrealized gain	9,234,000

Net increase in net assets resulting from operations	$26,949,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$17,715,324	$15,637,345

Net realized gain (loss)	(2,845,726)	(7,372,451)

Change in net unrealized appreciation (depreciation)	12,079,726	(72,982,115)

Net increase (decrease) in net assets resulting from operations	26,949,324	(64,717,221)

Distributions to shareholders from distributable earnings:

Class A	(14,406,488)	(13,588,812)

Class C	(817,701)	(966,467)

Class R	(143,544)	(130,234)

Class Y	(1,051,534)	(1,287,015)

Class R5	(2,993)	(4,154)

Class R6	(8,158)	(5,592)

Total distributions from distributable earnings	(16,430,418)	(15,982,274)

Share transactions–net:

Class A	(39,007,640)	(24,462,024)

Class C	(9,497,899)	(10,376,817)

Class R	138,694	(929,219)

Class Y	(8,167,044)	(13,917,530)

Class R5	(30,616)	(21,428)

Class R6	(327,954)	220,424

Net increase (decrease) in net assets resulting from share transactions	(56,892,459)	(49,486,594)

Net increase (decrease) in net assets	(46,373,553)	(130,186,089)

Net assets:

Beginning of year	427,968,689	558,154,778

End of year	$381,595,136	$427,968,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Income Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (d)
Class A
Year ended 12/31/23	$10.10	$0.45	$ 0.25	$ 0.70	$(0.42)	$ –	$(0.42)	$10.38	7.14%	$336,482	0.43%	0.43%	4.41%	41%
Year ended 12/31/22	11.84	0.35	(1.73)	(1.38)	(0.36)	–	(0.36)	10.10	(11.78)	366,254	0.37	0.43	3.25	30
Year ended 12/31/21	11.37	0.34	0.51	0.85	(0.38)	–	(0.38)	11.84	7.56	458,085	0.25	0.42	2.90	16
Year ended 12/31/20	11.60	0.40	(0.17)	0.23	(0.46)	(0.00)	(0.46)	11.37	2.33	414,703	0.25	0.43	3.65	66
Year ended 12/31/19	10.76	0.49	1.12	1.61	(0.53)	(0.24)	(0.77)	11.60	15.19	434,337	0.25	0.44	4.28	14
Class C
Year ended 12/31/23	10.11	0.37	0.27	0.64	(0.35)	–	(0.35)	10.40	6.43	20,704	1.18	1.18	3.66	41
Year ended 12/31/22	11.85	0.27	(1.73)	(1.46)	(0.28)	–	(0.28)	10.11	(12.43)	29,588	1.12	1.18	2.50	30
Year ended 12/31/21	11.38	0.25	0.51	0.76	(0.29)	–	(0.29)	11.85	6.76	46,368	1.00	1.17	2.15	16
Year ended 12/31/20	11.61	0.31	(0.16)	0.15	(0.38)	(0.00)	(0.38)	11.38	1.56	57,434	1.00	1.18	2.90	66
Year ended 12/31/19	10.78	0.41	1.10	1.51	(0.44)	(0.24)	(0.68)	11.61	14.22	78,374	1.00	1.19	3.53	14
Class R
Year ended 12/31/23	10.11	0.42	0.26	0.68	(0.40)	–	(0.40)	10.39	6.86	3,693	0.68	0.68	4.16	41
Year ended 12/31/22	11.84	0.32	(1.72)	(1.40)	(0.33)	–	(0.33)	10.11	(11.91)	3,470	0.62	0.68	3.00	30
Year ended 12/31/21	11.38	0.31	0.50	0.81	(0.35)	–	(0.35)	11.84	7.20	5,115	0.50	0.67	2.65	16
Year ended 12/31/20	11.60	0.37	(0.16)	0.21	(0.43)	(0.00)	(0.43)	11.38	2.17	4,975	0.50	0.68	3.40	66
Year ended 12/31/19	10.77	0.46	1.11	1.57	(0.50)	(0.24)	(0.74)	11.60	14.80	6,847	0.50	0.69	4.03	14
Class Y
Year ended 12/31/23	10.10	0.47	0.26	0.73	(0.45)	–	(0.45)	10.38	7.41	20,642	0.18	0.18	4.66	41
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.38)	–	(0.38)	10.10	(11.48)	28,227	0.12	0.18	3.50	30
Year ended 12/31/21	11.37	0.37	0.50	0.87	(0.41)	–	(0.41)	11.83	7.74	48,311	0.00	0.17	3.15	16
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	49,435	0.00	0.18	3.90	66
Year ended 12/31/19	10.76	0.52	1.11	1.63	(0.55)	(0.24)	(0.79)	11.60	15.48	70,139	0.00	0.19	4.53	14
Class R5
Year ended 12/31/23	10.09	0.48	0.26	0.74	(0.45)	–	(0.45)	10.38	7.53	65	0.16	0.16	4.68	41
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.39)	–	(0.39)	10.09	(11.55)	93	0.11	0.16	3.51	30
Year ended 12/31/21	11.37	0.37	0.50	0.87	(0.41)	–	(0.41)	11.83	7.74	136	0.00	0.16	3.15	16
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	367	0.00	0.16	3.90	66
Year ended 12/31/19	10.77	0.52	1.10	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	1,712	0.00	0.16	4.53	14
Class R6
Year ended 12/31/23	10.09	0.49	0.26	0.75	(0.46)	–	(0.46)	10.38	7.60	9	0.10	0.10	4.74	41
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.39)	–	(0.39)	10.09	(11.51)	337	0.06	0.09	3.56	30
Year ended 12/31/21	11.36	0.37	0.51	0.88	(0.41)	–	(0.41)	11.83	7.83	139	0.00	0.12	3.15	16
Year ended 12/31/20	11.60	0.45	(0.20)	0.25	(0.49)	(0.00)	(0.49)	11.36	2.50	10	0.00	0.14	3.90	66
Year ended 12/31/19	10.77	0.53	1.09	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	187	0.00	0.13	4.53	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.46%, 0.45%, 0.45%, 0.51% and 0.52% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Income Allocation Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

13 Invesco Income Allocation Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower

14 Invesco Income Allocation Fund

or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $10,088 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $20,606 in front-end sales commissions from the sale of Class A shares and $20,170 and $119 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

15 Invesco Income Allocation Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$365,170,389	$–	$–	$365,170,389

Unaffiliated Issuers	15,047,531	–	–	15,047,531

Money Market Funds	643,964	20,728,546	–	21,372,510

Total Investments	$380,861,884	$20,728,546	$–	$401,590,430

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,229.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$16,430,418	$15,982,274

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,287,027

Net unrealized appreciation (depreciation) – investments	(15,129,357)

Temporary book/tax differences	(29,168)

Capital loss carryforward	(24,781,153)

Shares of beneficial interest	420,247,787

Total net assets	$381,595,136

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

16 Invesco Income Allocation Fund

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,384,884	$16,396,269	$24,781,153

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $164,087,841 and $219,794,292, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,986,215

Aggregate unrealized (depreciation) of investments	(31,115,572)

Net unrealized appreciation (depreciation) of investments	$(15,129,357)

Cost of investments for tax purposes is $416,719,787.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $3,915,728, undistributed net realized gain (loss) was increased by $3,881,941 and shares of beneficial interest was increased by $33,787. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,842,109	$39,041,764	7,103,803	$76,464,730

Class C	125,465	1,287,920	222,019	2,404,896

Class R	82,253	840,947	100,775	1,094,491

Class Y	471,786	4,771,451	625,101	6,744,550

Class R5	118	1,225	6,743	77,809

Class R6	9,525	97,151	28,699	292,417

Issued as reinvestment of dividends:
Class A	1,174,259	11,913,832	1,054,439	11,167,729

Class C	66,324	674,579	73,472	780,705

Class R	14,121	143,288	11,994	127,241

Class Y	63,253	641,505	70,588	752,844

Class R5	244	2,479	348	3,713

Class R6	745	7,569	500	5,250

Automatic conversion of Class C shares to Class A shares:
Class A	310,401	3,135,823	247,882	2,658,020

Class C	(310,011)	(3,135,823)	(247,606)	(2,658,020)

Reacquired:
Class A	(9,191,014)	(93,099,059)	(10,839,541)	(114,752,503)

Class C	(816,674)	(8,324,575)	(1,034,470)	(10,904,398)

Class R	(84,321)	(845,541)	(201,243)	(2,150,951)

Class Y	(1,342,288)	(13,580,000)	(1,982,322)	(21,414,924)

Class R5	(3,303)	(34,320)	(9,343)	(102,950)

Class R6	(42,790)	(432,674)	(7,583)	(77,243)

Net increase (decrease) in share activity	(5,629,798)	$(56,892,459)	(4,775,745)	$(49,486,594)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17 Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Income Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18 Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,041.40	$2.32	$1,022.94	$2.29	0.45%
Class C	1,000.00	1,038.50	6.17	1,019.16	6.11	1.20
Class R	1,000.00	1,041.10	3.60	1,021.68	3.57	0.70
Class Y	1,000.00	1,043.70	1.03	1,024.20	1.02	0.20
Class R5	1,000.00	1,043.80	0.82	1,024.40	0.82	0.16
Class R6	1,000.00	1,044.20	0.46	1,024.75	0.46	0.09

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19 Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	15.11%
Corporate Dividends Received Deduction*	10.20%
U.S. Treasury Obligations*	10.58%
Qualified Business Income*	2.18%
Business Interest Income*	58.65%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20 Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2             Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3             Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4             Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5             Invesco Income Allocation  Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6             Invesco Income Allocation Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	INCAL-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco International Diversified Fund

Nasdaq:

A: OIDAX ∎ C: OIDCX ∎ R: OIDNX ∎ Y: OIDYX ∎ R5: INDFX ∎ R6: OIDIX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
7	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Fund Expenses
19	Tax Information
T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco International Diversified Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	15.43%
Class C Shares	14.57
Class R Shares	15.15
Class Y Shares	15.74
Class R5 Shares	15.86
Class R6 Shares	15.86
MSCI All Country World ex USA Index▼	15.62
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

 The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

 In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

 Both developed and emerging market equities finished the fiscal year ended December 31, 2023, in positive territory, with developed market equities outperforming emerging market equities.

 As of the fiscal year-end, the Fund’s portfolio consisted of four underlying mutual funds: Invesco Oppenheimer International Growth Fund, Invesco Developing Markets Fund, Invesco International Small-Mid Company Fund, and Invesco EQV International Equity Fund. For the one-year period, the underlying funds produced the following absolute returns: Invesco International Small-Mid Company Fund, returned 12.73%, followed by Invesco Oppenheimer International Growth Fund which returned 21.20%, followed by Invesco International Equity Fund which returned 15.19% and Invesco EQV International Equity Fund which returned 2.66%. Finally, the Invesco Developing Markets Fund returned 11.54%.

 At the close of business on July 28, 2023, Invesco International Equity Fund was merged into Invesco EQV International Equity Fund, which became one of the fund’s four underlying portfolios. International Equity’s return and contribution are for July 1 through July 28, 2023. EQV International Equity’s return and contribution reflect the period from July 29, 2023 through year end.

 International Diversified Fund’s marginal underperformance compared to the MSCI All Country World ex USA Index was driven most by stock selection in industrials, consumer discretionary, and health care. The fund’s overweight allocation to health care also detracted from relative results. Stock selection in materials and an overweight allocation were the largest positive contributors to relative performance. An underweight allocation to real estate also contributed positively. Geographically, stock selection in Japan detracted the most from the Fund’s relative per formance during the period. Stock selection in North America had the strongest positive contribution to relative performance.

 The Fund is designed to offer investors broad-based exposure to non-US equities with a single portfolio by combining four that have varied individual mandates.

 We thank you for your continued investment in Invesco International Diversified Fund.

Portfolio manager(s):

Robert Dunphy

George R. Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2 Invesco International Diversified Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund	and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco International Diversified Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (9/27/05)	5.30%
10 Years	3.16
5 Years	4.92
1 Year	9.05

Class C Shares
Inception (9/27/05)	5.28%
10 Years	3.12
5 Years	5.32
1 Year	13.57

Class R Shares
Inception (9/27/05)	5.33%
10 Years	3.48
5 Years	5.85
1 Year	15.15

Class Y Shares
Inception (9/27/05)	5.93%
10 Years	4.02
5 Years	6.40
1 Year	15.74

Class R5 Shares
10 Years	3.92%
5 Years	6.47
1 Year	15.86

Class R6 Shares
Inception (8/28/12)	6.71%
10 Years	4.18
5 Years	6.53
1 Year	15.86

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Diversified Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Diversified Fund. The Fund was subsequently renamed the Invesco International Diversified Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco International Diversified Fund

Supplemental Information

Invesco International Diversified Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco International Diversified Fund

Fund Information

Portfolio Composition

% of total investments

Invesco International Small-Mid Company Fund, Class R6	30.08%

Invesco EQV International Equity Fund, Class R6	24.98

Invesco Oppenheimer International Growth Fund, Class R6	24.89

Invesco Developing Markets Fund, Class R6	20.05
Invesco International Equity Fund, Class R6	0.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6             Invesco International Diversified Fund

Schedule of Investments

December 31, 2023

Invesco International Diversified Fund

Schedule of Investments in Affiliated Issuers–99.45%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/23	Value 12/31/23

Foreign Equity Funds–99.45%
Invesco Developing Markets Fund, Class R6	19.94%	$466,673,274	$34,008,177	$(124,537,383)	$38,609,023	$8,566,775		$3,983,868	10,975,366	$ 423,319,866

Invesco EQV International Equity Fund, Class R6	24.84%	–	446,573,367	(56,354,513)	138,259,117	3,601,278		5,349,171	22,507,062	527,340,461

Invesco International Equity Fund, Class R6(b)(c)	–	583,517,330	21,604,487	(529,028,691)	(80,894,539)	20,739,937		5,665,963	–	–

Invesco International Small-Mid Company Fund, Class R6	29.91%	707,750,993	39,759,745	(175,940,198)	52,910,963	20,089,506		7,770,302	14,842,841	634,976,734

Invesco Oppenheimer International Growth Fund, Class R6	24.76%	583,012,390	59,878,161	(168,178,171)	14,967,521	87,523,247		5,344,807	14,761,124	525,496,022

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,409,514,175)	99.45%	$2,340,953,987	$601,823,937	$(1,054,038,956)	$163,852,085	$140,520,743	(d)	$28,114,111		$ 2,111,133,083

OTHER ASSETS LESS LIABILITIES	0.55%									11,771,704

NET ASSETS	100.00%									$ 2,122,904,787

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(c)	At the close of business on July 28, 2023, Invesco International Equity Fund merged into Invesco EQV International Equity Fund.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco EQV International Equity Fund	$4,738,788
Invesco International Equity Fund	14,616,330
Invesco International Small-Mid Company Fund	9,594,275
Invesco Oppenheimer International Growth Fund	51,707,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7             Invesco International Diversified Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated underlying funds, at value (Cost $1,409,514,175)	$2,111,133,083
Cash	15,054,163
Receivable for:
Interest	60
Fund shares sold	1,783,586
Investment for trustee deferred compensation and retirement plans	155,004
Other assets	53,981
Total assets	2,128,179,877

Liabilities:
Payable for:
Fund shares reacquired	4,155,069
Accrued fees to affiliates	823,194
Accrued trustees’ and officers’ fees and benefits	18,097
Accrued other operating expenses	108,717
Trustee deferred compensation and retirement plans	170,013
Total liabilities	5,275,090
Net assets applicable to shares outstanding	$2,122,904,787

Net assets consist of:
Shares of beneficial interest	$1,503,111,245
Distributable earnings	619,793,542
$2,122,904,787

Net Assets:
Class A	$846,830,835
Class C	$70,156,461
Class R	$126,234,306
Class Y	$795,603,622
Class R5	$32,141
Class R6	$284,047,422

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	52,520,934
Class C	4,682,022
Class R	8,043,103
Class Y	48,433,123
Class R5	1,978
Class R6	17,175,463
Class A:
Net asset value per shareA	$16.12
Maximum offering price per share (Net asset value of $16.12 ÷ 94.50%)	$17.06
Class C:
Net asset value and offering price per shareC	$14.98
Class R:
Net asset value and offering price per shareR	$15.69
Class Y:
Net asset value and offering price per shareY	$16.43
Class R5:
Net asset value and offering price per shareR5	$16.25
Class R6:
Net asset value and offering price per shareR6	$16.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8             Invesco International Diversified Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated underlying funds	$28,114,111

Expenses:
Custodian fees	12,574

Distribution fees:
Class A	2,096,088

Class C	780,146

Class R	623,803

Transfer agent fees – A, C, R and Y	2,843,553

Transfer agent fees – R5	30

Transfer agent fees – R6	102,399

Trustees’ and officers’ fees and benefits	40,024

Registration and filing fees	140,578

Reports to shareholders	216,286

Professional services fees	70,221

Other	11,119

Total expenses	6,936,821

Less: Expense offset arrangement(s)	(63,852)

Net expenses	6,872,969

Net investment income	21,241,142

Realized and unrealized gain from:
Net realized gain from:
Affiliated underlying fund shares	59,864,224

Capital gain distributions from affiliated underlying fund shares	80,656,519

140,520,743

Change in net unrealized appreciation of affiliated underlying fund shares	163,852,085

Net realized and unrealized gain	304,372,828

Net increase in net assets resulting from operations	$325,613,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9             Invesco International Diversified Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$21,241,142	$12,137,177

Net realized gain (loss)	140,520,743	(127,879,473)

Change in net unrealized appreciation (depreciation)	163,852,085	(946,231,538)

Net increase (decrease) in net assets resulting from operations	325,613,970	(1,061,973,834)

Distributions to shareholders from distributable earnings:

Class A	(3,239,175)	(109,807,177)

Class C	(294,258)	(11,734,501)

Class R	(494,193)	(16,350,183)

Class Y	(2,992,352)	(116,865,722)

Class R5	(122)	(3,778)

Class R6	(1,058,137)	(57,455,724)

Total distributions from distributable earnings	(8,078,237)	(312,217,085)

Share transactions–net:

Class A	(109,431,454)	(55,551,595)

Class C	(22,722,950)	(29,672,442)

Class R	(14,937,226)	6,282,249

Class Y	(194,396,263)	(393,070,728)

Class R5	91	(25,327)

Class R6	(197,721,990)	(126,965,668)

Net increase (decrease) in net assets resulting from share transactions	(539,209,792)	(599,003,511)

Net increase (decrease) in net assets	(221,674,059)	(1,973,194,430)

Net assets:

Beginning of year	2,344,578,846	4,317,773,276

End of year	$2,122,904,787	$2,344,578,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10              Invesco International Diversified Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income loss(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/23	$14.02	$0.13	$2.03	$2.16	$(0.06)	$–	$(0.06)	$16.12	15.43%	$846,831	0.42%		0.42%		0.84%		7%
Year ended 12/31/22	21.53	0.05	(5.49)	(5.44)	(0.06)	(2.01)	(2.07)	14.02	(25.32)	838,141	0.44		0.44		0.26		15
Year ended 12/31/21	22.41	0.06	0.77	0.83	(0.11)	(1.60)	(1.71)	21.53	3.89	1,337,605	0.42		0.42		0.26		20
Year ended 12/31/20	18.88	(0.01)	3.79	3.78	(0.19)	(0.06)	(0.25)	22.41	20.56	1,403,095	0.44		0.44		(0.04)		12
Eight months ended 12/31/19	18.00	0.14	1.14	1.28	(0.18)	(0.22)	(0.40)	18.88	7.16	1,279,901	0.44	(f)	0.44	(f)	1.16	(f)	5
Year ended 04/30/19	18.47	0.13	(0.47)	(0.34)	(0.13)	–	(0.13)	18.00	(1.73)	1,226,049	0.45		0.45		0.76		7
Class C
Year ended 12/31/23	13.13	0.01	1.90	1.91	(0.06)	–	(0.06)	14.98	14.57	70,156	1.17		1.17		0.09		7
Year ended 12/31/22	20.49	(0.08)	(5.21)	(5.29)	(0.06)	(2.01)	(2.07)	13.13	(25.88)	82,628	1.19		1.19		(0.49)		15
Year ended 12/31/21	21.46	(0.11)	0.74	0.63	–	(1.60)	(1.60)	20.49	3.11	164,886	1.17		1.17		(0.49)		20
Year ended 12/31/20	18.24	(0.14)	3.61	3.47	(0.19)	(0.06)	(0.25)	21.46	19.58	211,223	1.19		1.19		(0.79)		12
Eight months ended 12/31/19	17.48	0.05	1.11	1.16	(0.18)	(0.22)	(0.40)	18.24	6.68	282,376	1.19	(f)	1.19	(f)	0.40	(f)	5
Year ended 04/30/19	17.92	0.00	(0.44)	(0.44)	–	–	–	17.48	(2.46)	417,155	1.20		1.20		0.01		7
Class R
Year ended 12/31/23	13.68	0.09	1.98	2.07	(0.06)	–	(0.06)	15.69	15.15	126,234	0.67		0.67		0.59		7
Year ended 12/31/22	21.13	0.00	(5.38)	(5.38)	(0.06)	(2.01)	(2.07)	13.68	(25.52)	123,943	0.69		0.69		0.01		15
Year ended 12/31/21	22.02	0.00	0.76	0.76	(0.05)	(1.60)	(1.65)	21.13	3.62	179,362	0.67		0.67		0.01		20
Year ended 12/31/20	18.61	(0.05)	3.71	3.66	(0.19)	(0.06)	(0.25)	22.02	20.21	196,106	0.69		0.69		(0.29)		12
Eight months ended 12/31/19	17.77	0.11	1.13	1.24	(0.18)	(0.22)	(0.40)	18.61	7.03	187,607	0.69	(f)	0.69	(f)	0.90	(f)	5
Year ended 04/30/19	18.23	0.09	(0.46)	(0.37)	(0.09)	–	(0.09)	17.77	(1.96)	200,643	0.70		0.70		0.51		7
Class Y
Year ended 12/31/23	14.25	0.17	2.07	2.24	(0.06)	–	(0.06)	16.43	15.74	795,604	0.17		0.17		1.09		7
Year ended 12/31/22	21.83	0.09	(5.57)	(5.48)	(0.09)	(2.01)	(2.10)	14.25	(25.15)	871,554	0.19		0.19		0.51		15
Year ended 12/31/21	22.71	0.12	0.78	0.90	(0.18)	(1.60)	(1.78)	21.83	4.17	1,823,128	0.17		0.17		0.51		20
Year ended 12/31/20	19.10	0.04	3.84	3.88	(0.21)	(0.06)	(0.27)	22.71	20.83	2,019,871	0.19		0.19		0.21		12
Eight months ended 12/31/19	18.17	0.17	1.16	1.33	(0.18)	(0.22)	(0.40)	19.10	7.37	2,349,592	0.17	(f)	0.19	(f)	1.43	(f)	5
Year ended 04/30/19	18.65	0.18	(0.48)	(0.30)	(0.18)	–	(0.18)	18.17	(1.41)	2,386,585	0.16		0.20		1.05		7
Class R5
Year ended 12/31/23	14.08	0.17	2.06	2.23	(0.06)	–	(0.06)	16.25	15.86	32	0.12		0.12		1.14		7
Year ended 12/31/22	21.61	0.10	(5.51)	(5.41)	(0.11)	(2.01)	(2.12)	14.08	(25.09)	28	0.10		0.10		0.60		15
Year ended 12/31/21	22.50	0.15	0.78	0.93	(0.22)	(1.60)	(1.82)	21.61	4.32	73	0.07		0.07		0.61		20
Year ended 12/31/20	18.93	0.07	3.80	3.87	(0.24)	(0.06)	(0.30)	22.50	20.96	24	0.05		0.05		0.35		12
Period ended 12/31/19(g)	17.05	0.16	2.12	2.28	(0.18)	(0.22)	(0.40)	18.93	13.42	11	0.07	(f)	0.07	(f)	1.52	(f)	5
Class R6
Year ended 12/31/23	14.33	0.19	2.08	2.27	(0.06)	–	(0.06)	16.54	15.86	284,047	0.05		0.05		1.21		7
Year ended 12/31/22	21.94	0.11	(5.58)	(5.47)	(0.13)	(2.01)	(2.14)	14.33	(25.02)	428,285	0.04		0.04		0.66		15
Year ended 12/31/21	22.82	0.16	0.78	0.94	(0.22)	(1.60)	(1.82)	21.94	4.31	812,719	0.03		0.03		0.65		20
Year ended 12/31/20	19.19	0.07	3.86	3.93	(0.24)	(0.06)	(0.30)	22.82	20.99	842,979	0.04		0.04		0.36		12
Eight months ended 12/31/19	18.23	0.19	1.17	1.36	(0.18)	(0.22)	(0.40)	19.19	7.51	805,573	0.03	(f)	0.03	(f)	1.57	(f)	5
Year ended 04/30/19	18.73	0.20	(0.49)	(0.29)	(0.21)	–	(0.21)	18.23	(1.37)	734,849	0.04		0.04		1.17		7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.83%, 0.82% and 0.81% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(d)	Does not include indirect expenses from affiliated fund fees and expenses of 0.80% and 0.83% for the eight months ended December 31, 2019 and the year ended April 30, 2019, respectively.
(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $103,226,025 and sold of $86,850,094 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco International Allocation Fund into the Fund.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11             Invesco International Diversified Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco International Diversified Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

12 Invesco International Diversified Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in

13 Invesco International Diversified Fund

privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $76,542 in front-end sales commissions from the sale of Class A shares and $1,229 and $4,384 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2023, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $63,852.

14 Invesco International Diversified Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$8,078,237	$18,397,437
Long-term capital gain	—	293,819,648
Total distributions	$8,078,237	$312,217,085

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023
Undistributed ordinary income	$21,215,031
Net unrealized appreciation - investments	644,657,860
Temporary book/tax differences	(173,992)
Capital loss carryforward	(45,905,357)
Shares of beneficial interest	1,503,111,245
Total net assets	$2,122,904,787

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$15,085,259	$30,820,098	$45,905,357

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $165,338,529 and $617,553,548, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$644,657,860
Aggregate unrealized (depreciation) of investments	—
Net unrealized appreciation of investments	$644,657,860

  Cost of investments for tax purposes is $1,466,475,223.

15 Invesco International Diversified Fund

NOTE 9–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022

	Shares	Amount	Shares	Amount

Sold:
Class A	3,532,434	$53,657,133	4,166,805	$71,384,490

Class C	435,306	6,169,744	552,171	8,898,630

Class R	1,049,393	15,503,737	1,131,838	18,910,093

Class Y	6,675,032	102,727,318	12,035,575	207,644,155

Class R6	3,423,264	52,930,890	7,117,851	123,909,430

Issued as reinvestment of dividends:
Class A	189,559	2,983,640	7,240,485	102,241,217

Class C	18,959	277,362	833,265	11,024,367

Class R	32,123	492,127	1,181,096	16,275,523

Class Y	145,232	2,329,551	6,779,405	97,284,462

Class R5	5	91	193	2,742

Class R6	62,952	1,016,051	3,874,365	55,907,084

Automatic conversion of Class C shares to Class A shares:
Class A	760,966	11,511,741	903,229	15,202,129

Class C	(815,464)	(11,511,741)	(952,903)	(15,202,129)

Reacquired:
Class A	(11,736,518)	(177,583,968)	(14,657,386)	(244,379,431)

Class C	(1,248,158)	(17,658,315)	(2,186,473)	(34,393,310)

Class R	(2,095,435)	(30,933,090)	(1,742,819)	(28,903,367)

Class Y	(19,551,916)	(299,453,132)	(41,183,465)	(697,999,345)

Class R5	-	-	(1,608)	(28,069)

Class R6	(16,199,804)	(251,668,931)	(18,142,862)	(306,782,182)

Net increase (decrease) in share activity	(35,322,070)	$(539,209,792)	(33,051,238)	$(599,003,511)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16 Invesco International Diversified Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco International Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Diversified Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended December 31, 2023 and the eight months ended December 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5.

The financial statements of Oppenheimer International Diversified Fund (subsequently renamed Invesco International Diversified Fund) as of and for the year ended April 30, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

17 Invesco International Diversified Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,034.10	$2.31	$1,022.94	$2.29	0.45%
Class C	1,000.00	1,030.30	6.14	1,019.16	6.11	1.20
Class R	1,000.00	1,033.00	3.59	1,021.68	3.57	0.70
Class Y	1,000.00	1,036.00	1.03	1,024.20	1.02	0.20
Class R5	1,000.00	1,036.40	0.62	1,024.60	0.61	0.12
Class R6	1,000.00	1,036.40	0.31	1,024.90	0.31	0.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18 Invesco International Diversified Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	7.49%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19 Invesco International Diversified Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2             Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3             Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4             Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers –(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5             Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6             Invesco International Diversified Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-IDIV-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Main Street Mid Cap Fund®

Nasdaq:

A: OPMSX ∎ C: OPMCX ∎ R: OPMNX ∎ Y: OPMYX ∎ R5: MSMJX ∎ R6: OPMIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2023, Class A shares of Invesco Main Street Mid Cap Fund® (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.48%
Class C Shares	13.61
Class R Shares	14.15
Class Y Shares	14.74
Class R5 Shares	14.86
Class R6 Shares	14.92
Russell Midcap Index▼	17.23
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed Chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the health care, information technology, and consumer staples were the largest contributors to the Fund’s relative performance versus its benchmark, the Russell Midcap Index. This was offset by weaker stock selection in the financials, industrials, and energy sectors.

 The largest individual contributors to the Fund’s performance relative to its benchmark during the fiscal year included TopBuild, Manhattan Associates, and Synopsys. Top-

Build, which installs and distributes insulation and other building products, outperformed expectations after reporting better-than-expected third quarter results and 2024 guidance. The company also benefited from falling mortgage rates given its significant exposure to new home sales. Manhattan Associates reported strong results driven by the company’s market leading position in software solutions for warehouse, transportation and inventory management, as retailers continued to accelerate ecommerce and omni channel sales strategies. During the period, Synopsys benefited from a strong demand backdrop as the company’s business momentum is tied to semiconductor design activity. We believe design activity has been strong from both the company’s core semiconductor customer base in addition to the entrance of new customers including hyper-scalers.

 The largest individual detractors from the Fund’s performance relative to the benchmark during the fiscal year included SVB Financial, APA, and Valmont Industries. SVB Financial failed and the bank was taken over by the Federal Deposit Insurance Corporation (FDIC) following a bank run precipitated by the company’s decision to sell their entire available-for-sale bond portfolio at a loss and to seek an equity capital raise. APA and the energy sector in general underperformed as oil prices declined and market leadership rotated into areas that had previously underperformed. Valmont Industries underperformed expectations as its CEO stepped down in July and disappointing earnings confirmed investor concerns that growth would moderate after a run of outperformance expectations in 2021 and 2022. We exited our position in Valmont in the fourth quarter of 2023.

 We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are outexecuting peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco Main Street Mid Cap Fund®.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Portfolio manager(s):

Joy Budzinski

Belinda Cavazos - Lead

Magnus Krantz

Raman Vardharaj

Adam Weiner - Lead

Matthew Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic

2 Invesco Main Street Mid Cap Fund®

conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Main Street Mid Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Main Street Mid Cap Fund®

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (8/2/99)	9.41%
10 Years	6.93
5 Years	10.45
1 Year	8.18

Class C Shares
Inception (8/2/99)	9.40%
10 Years	6.89
5 Years	10.88
1 Year	12.61

Class R Shares
Inception (3/1/01)	8.34%
10 Years	7.27
5 Years	11.44
1 Year	14.15

Class Y Shares
Inception (8/2/99)	10.05%
10 Years	7.81
5 Years	12.00
1 Year	14.74

Class R5 Shares
10 Years	7.71%
5 Years	12.07
1 Year	14.86

Class R6 Shares
Inception (10/26/12)	10.42%
10 Years	7.99
5 Years	12.17
1 Year	14.92

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Mid Cap Fund®, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Mid Cap Fund®. The Fund was subsequently renamed the Invesco Main Street Mid Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Main Street Mid Cap Fund®

Supplemental Information

Invesco Main Street Mid Cap Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Main Street Mid Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	21.01%
Financials	12.99
Information Technology	12.44
Consumer Discretionary	11.51
Health Care	9.87
Real Estate	7.40
Materials	5.47
Consumer Staples	4.83
Energy	4.49
Utilities	4.09
Communication Services	3.91
Money Market Funds Plus Other Assets Less Liabilities	1.99

Top 10 Equity Holdings*

		% of total net assets

1.	Republic Services, Inc.	1.99%
2.	Curtiss-Wright Corp.	1.92
3.	TopBuild Corp.	1.78
4.	D.R. Horton, Inc.	1.75
5.	Howmet Aerospace, Inc.	1.71
6.	Raymond James Financial, Inc.	1.70
7.	Tyler Technologies, Inc.	1.69
8.	Arthur J. Gallagher & Co.	1.63
9.	Hubbell, Inc.	1.58
10.	M&T Bank Corp.	1.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

7 Invesco Main Street Mid Cap Fund®

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–98.01%
Advertising–1.29%
Trade Desk, Inc. (The), Class A(b)(c)	434,172	$31,243,017

Aerospace & Defense–4.18%
Curtiss-Wright Corp.	209,089	46,582,938

Howmet Aerospace, Inc.	766,903	41,504,791

Huntington Ingalls Industries, Inc.	50,636	13,147,131

		101,234,860

Application Software–3.80%
Autodesk, Inc.(b)	104,814	25,520,113

Manhattan Associates, Inc.(b)	119,750	25,784,570

Tyler Technologies, Inc.(b)	97,705	40,852,414

		92,157,097

Automotive Parts & Equipment–2.85%
Aptiv PLC(b)	359,418	32,246,983

Mobileye Global, Inc., Class A (Israel)(b)(c)	280,895	12,168,371

Visteon Corp.(b)	197,416	24,657,259

		69,072,613

Biotechnology–1.85%
Ascendis Pharma A/S, ADR (Denmark)(b)	161,356	20,322,788

Biogen, Inc.(b)	94,785	24,527,515

		44,850,303

Communications Equipment–1.39%
Motorola Solutions, Inc.	107,475	33,649,348

Construction Machinery & Heavy Transportation Equipment– 0.99%
Allison Transmission Holdings, Inc.	413,032	24,017,811

Construction Materials–2.04%
Summit Materials, Inc., Class A(b)	601,469	23,132,498

Vulcan Materials Co.	115,831	26,294,795

		49,427,293

Consumer Staples Merchandise Retail–1.19%
BJ’s Wholesale Club Holdings, Inc.(b)	433,473	28,895,310

Distillers & Vintners–1.00%
Constellation Brands, Inc., Class A	100,278	24,242,207

Distributors–1.13%
LKQ Corp.	575,187	27,488,187

Diversified Financial Services–1.44%
Equitable Holdings, Inc.	1,048,335	34,909,556

Electrical Components & Equipment–3.63%
Hubbell, Inc.	116,095	38,187,127

Regal Rexnord Corp.	127,238	18,833,769

Rockwell Automation, Inc.	99,719	30,960,755

		87,981,651

Electronic Equipment & Instruments–1.08%
Keysight Technologies, Inc.(b)	164,106	26,107,624

	Shares	Value

Environmental & Facilities Services–1.99%
Republic Services, Inc.	292,307	$48,204,347

Fertilizers & Agricultural Chemicals–1.01%
Mosaic Co. (The)	682,897	24,399,910

Financial Exchanges & Data–0.96%
Cboe Global Markets, Inc.	130,022	23,216,728

Footwear–1.03%
Deckers Outdoor Corp.(b)	37,524	25,082,167

Health Care Equipment–2.01%
GE HealthCare Technologies, Inc.	212,443	16,426,093

Zimmer Biomet Holdings, Inc.	264,788	32,224,699

		48,650,792

Health Care Facilities–3.37%
Acadia Healthcare Co., Inc.(b)	353,904	27,519,575

Encompass Health Corp.	354,708	23,666,118

Tenet Healthcare Corp.(b)	405,432	30,638,496

		81,824,189

Health Care Supplies–0.99%
Cooper Cos., Inc. (The)	63,142	23,895,458

Homebuilding–3.53%
D.R. Horton, Inc.	279,358	42,456,829

TopBuild Corp.(b)	115,121	43,085,185

		85,542,014

Hotels, Resorts & Cruise Lines–1.14%
Choice Hotels International, Inc.(c)	243,094	27,542,550

Household Products–1.18%
Church & Dwight Co., Inc.(c)	302,862	28,638,631

Human Resource & Employment Services–3.78%
ASGN, Inc.(b)	292,976	28,175,502

Korn Ferry	509,479	30,237,579

Paylocity Holding Corp.(b)	201,629	33,238,540

		91,651,621

Industrial Machinery & Supplies & Components–4.17%
Lincoln Electric Holdings, Inc.	143,553	31,217,035

Parker-Hannifin Corp.	73,854	34,024,538

Xylem, Inc.	313,762	35,881,822

		101,123,395

Industrial REITs–1.56%
First Industrial Realty Trust, Inc.	718,710	37,854,456

Insurance Brokers–1.62%
Arthur J. Gallagher & Co.	175,113	39,379,411

Interactive Home Entertainment–1.42%
Electronic Arts, Inc.	252,172	34,499,651

Interactive Media & Services–1.20%
Pinterest, Inc., Class A(b)	786,027	29,114,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Main Street Mid Cap Fund®

	Shares	Value

Internet Services & Infrastructure–1.12%
MongoDB, Inc.(b)	66,524	$27,198,337

Investment Banking & Brokerage–1.70%
Raymond James Financial, Inc.	369,758	41,228,017

IT Consulting & Other Services–1.00%
Amdocs Ltd.	277,056	24,350,452

Life Sciences Tools & Services–0.93%
Bio-Techne Corp.(c)	291,624	22,501,708

Managed Health Care–0.70%
Molina Healthcare, Inc.(b)	47,302	17,090,686

Metal, Glass & Plastic Containers–1.05%
Silgan Holdings, Inc.	560,885	25,380,046

Multi-Family Residential REITs–1.19%
Mid-America Apartment Communities, Inc.	213,696	28,733,564

Multi-line Insurance–1.24%
American International Group, Inc.	443,856	30,071,244

Multi-Utilities–4.09%
Ameren Corp.	392,897	28,422,169

CMS Energy Corp.	597,189	34,678,765

WEC Energy Group, Inc.	429,458	36,147,480

		99,248,414

Oil & Gas Equipment & Services–1.08%
NOV, Inc.	1,296,002	26,282,921

Oil & Gas Exploration & Production–3.41%
APA Corp.	821,456	29,473,841

Chesapeake Energy Corp.(c)	334,319	25,722,504

Marathon Oil Corp.	1,138,265	27,500,483

		82,696,828

Other Specialized REITs–1.21%
Lamar Advertising Co., Class A	276,824	29,420,855

Other Specialty Retail–0.97%
Tractor Supply Co.(c)	109,436	23,532,023

Packaged Foods & Meats–0.81%
Lamb Weston Holdings, Inc.	182,391	19,714,643

Property & Casualty Insurance–1.33%
Hartford Financial Services Group, Inc. (The)	402,013	32,313,805

Regional Banks–4.70%
Columbia Banking System, Inc.	611,055	16,302,947

M&T Bank Corp.	278,259	38,143,744

Webster Financial Corp.	723,830	36,741,611

Wintrust Financial Corp.	246,268	22,841,357

		114,029,659

Research & Consulting Services–2.27%
CACI International, Inc., Class A(b)	98,835	32,008,703

TransUnion	334,917	23,012,147

		55,020,850

	Shares	Value

Restaurants–0.86%
Yum! Brands, Inc.(c)	159,389	$20,825,767

Retail REITs–1.35%
Kimco Realty Corp.	1,538,354	32,782,324

Semiconductor Materials & Equipment–1.86%
KLA Corp.	41,880	24,344,844

MKS Instruments, Inc.	201,552	20,733,654

		45,078,498

Semiconductors–1.15%
Marvell Technology, Inc.	461,937	27,859,420

Single-Family Residential REITs–1.37%
American Homes 4 Rent, Class A	924,360	33,239,986

Soft Drinks & Non-alcoholic Beverages–0.65%
Coca-Cola Consolidated, Inc.	16,953	15,739,165

Specialty Chemicals–1.38%
PPG Industries, Inc.	223,674	33,450,447

Systems Software–1.05%
GitLab, Inc., Class A(b)	403,009	25,373,447

Telecom Tower REITs–0.72%
SBA Communications Corp., Class A	69,122	17,535,560

Total Common Stocks & Other Equity Interests (Cost $1,854,775,937)		2,376,595,303

Money Market Funds–0.98%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	8,284,585	8,284,585

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	5,915,358	5,919,499

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	9,468,098	9,468,098

Total Money Market Funds (Cost $23,670,481)		23,672,182

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.99% (Cost $1,878,446,418)		2,400,267,485

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–5.44%
Invesco Private Government Fund, 5.32%(d)(e)(f)	37,179,045	37,179,045

Invesco Private Prime Fund, 5.55%(d)(e)(f)	94,663,184	94,729,448

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $131,901,833)		131,908,493

TOTAL INVESTMENTS IN SECURITIES–104.43% (Cost $2,010,348,251)		2,532,175,978

OTHER ASSETS LESS LIABILITIES–(4.43)%		(107,380,971)

NET ASSETS–100.00%		$2,424,795,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Main Street Mid Cap Fund®

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,887,964	$152,016,744	$(147,620,123)	$-	$-	$8,284,585	$382,252
Invesco Liquid Assets Portfolio, Institutional Class	2,777,233	108,583,389	(105,440,813)	1,701	(2,011)	5,919,499	263,001
Invesco Treasury Portfolio, Institutional Class	4,443,388	173,733,422	(168,708,712)	-	-	9,468,098	410,810
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	36,445,618	494,252,688	(493,519,261)	-	-	37,179,045	1,519,091*
Invesco Private Prime Fund	93,717,304	1,029,957,836	(1,028,989,593)	(177)	44,078	94,729,448	4,137,931*
Total	$141,271,507	$1,958,544,079	$(1,944,278,502)	$1,524	$42,067	$155,580,675	$6,713,085

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Main Street Mid Cap Fund®

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 1,854,775,937)*	$2,376,595,303

Investments in affiliated money market funds, at value (Cost $ 155,572,314)	155,580,675

Cash	5,010,881

Receivable for:
Investments sold	26,906,034

Fund shares sold	1,275,838

Dividends	1,606,689

Investment for trustee deferred compensation and retirement plans	555,210

Other assets	176,483

Total assets	2,567,707,113

Liabilities:
Payable for:
Investments purchased	6,568,493

Fund shares reacquired	2,462,339

Collateral upon return of securities loaned	131,901,833

Accrued fees to affiliates	1,292,370

Accrued other operating expenses	104,734

Trustee deferred compensation and retirement plans	582,337

Total liabilities	142,912,106

Net assets applicable to shares outstanding	$2,424,795,007

Net assets consist of:
Shares of beneficial interest	$1,873,494,035

Distributable earnings	551,300,972

$2,424,795,007

Net Assets:
Class A	$1,790,675,912

Class C	$62,801,116

Class R	$142,752,976

Class Y	$326,887,826

Class R5	$14,377,341

Class R6	$87,299,836

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	67,005,015

Class C	3,372,415

Class R	5,878,863

Class Y	10,791,691

Class R5	532,196

Class R6	2,881,969

Class A:
Net asset value per share	$26.72

Maximum offering price per share (Net asset value of $26.72 ÷ 94.50%)	$28.28

Class C:
Net asset value and offering price per share	$18.62

Class R:
Net asset value and offering price per share	$24.28

Class Y:
Net asset value and offering price per share	$30.29

Class R5:
Net asset value and offering price per share	$27.02

Class R6:
Net asset value and offering price per share	$30.29

*	At December 31, 2023, securities with an aggregate value of $128,600,456 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Main Street Mid Cap Fund®

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $(17,517))	$28,554,501

Dividends from affiliated money market funds (includes net securities lending income of $361,222)	1,417,285

Total investment income	29,971,786

Expenses:
Advisory fees	14,609,439

Administrative services fees	336,510

Custodian fees	13,005

Distribution fees:
Class A	4,249,994

Class C	640,082

Class R	694,959

Transfer agent fees – A, C, R and Y	3,643,679

Transfer agent fees – R5	13,908

Transfer agent fees – R6	25,561

Trustees’ and officers’ fees and benefits	36,805

Registration and filing fees	128,084

Reports to shareholders	252,439

Professional services fees	88,063

Other	(41,596)

Total expenses	24,690,932

Less: Fees waived and/or expense offset arrangement(s)	(120,052)

Net expenses	24,570,880

Net investment income	5,400,906

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	88,554,960

Affiliated investment securities	42,067

Foreign currencies	(986)

88,596,041

Change in net unrealized appreciation of:
Unaffiliated investment securities	224,980,849

Affiliated investment securities	1,524

224,982,373

Net realized and unrealized gain	313,578,414

Net increase in net assets resulting from operations	$318,979,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Main Street Mid Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$5,400,906	$9,086,660

Net realized gain (loss)	88,596,041	(9,911,571)

Change in net unrealized appreciation (depreciation)	224,982,373	(427,614,166)

Net increase (decrease) in net assets resulting from operations	318,979,320	(428,439,077)

Distributions to shareholders from distributable earnings:
Class A	–	(63,970,132)

Class C	–	(3,394,552)

Class R	–	(5,534,162)

Class Y	–	(11,211,195)

Class R5	(2,878)	(559,132)

Class R6	(70,204)	(2,974,376)

Total distributions from distributable earnings	(73,082)	(87,643,549)

Share transactions–net:
Class A	(167,365,425)	(117,153,382)

Class C	(12,528,845)	(12,709,797)

Class R	(16,789,896)	(11,468,950)

Class Y	(27,628,508)	(54,503,086)

Class R5	(1,331,166)	(575,616)

Class R6	(4,745,984)	2,965,885

Net increase (decrease) in net assets resulting from share transactions	(230,389,824)	(193,444,946)

Net increase (decrease) in net assets	88,516,414	(709,527,572)

Net assets:
Beginning of year	2,336,278,593	3,045,806,165

End of year	$2,424,795,007	$2,336,278,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Main Street Mid Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period (a)	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 12/31/23	$23.34	$ 0.05	$ 3.33	$ 3.38	$ –	$ –	$ –	$26.72	14.48	%(e)	$1,790,676	1.06	%(e)	1.06	%(e)	0.21	%(e)	34%
Year ended 12/31/22	28.30	0.09	(4.16)	(4.07)	(0.03)	(0.86)	(0.89)	23.34	(14.35	)(e)	1,723,024	1.06	(e)	1.06	(e)	0.35	(e)	54
Year ended 12/31/21	27.52	(0.04)	6.20	6.16	(0.07)	(5.31)	(5.38)	28.30	23.02		2,217,085	1.06		1.06		(0.13)		65
Year ended 12/31/20	26.13	0.06	2.06	2.12	–	(0.73)	(0.73)	27.52	9.13	(e)	1,946,102	1.10	(e)	1.11	(e)	0.27	(e)	76
Six months ended 12/31/19	25.18	0.07	2.18	2.25	–	(1.30)	(1.30)	26.13	8.95		1,326,188	1.10	(f)	1.12	(f)	0.51	(f)	27
Year ended 06/30/19	27.59	0.08	0.25	0.33	–	(2.74)	(2.74)	25.18	2.50		1,364,726	1.09		1.09		0.30		59
Class C
Year ended 12/31/23	16.39	(0.09)	2.32	2.23	–	–	–	18.62	13.61		62,801	1.82		1.82		(0.55)		34
Year ended 12/31/22	20.29	(0.07)	(2.97)	(3.04)	–	(0.86)	(0.86)	16.39	(14.95)		67,259	1.82		1.82		(0.41)		54
Year ended 12/31/21	21.11	(0.21)	4.70	4.49	–	(5.31)	(5.31)	20.29	22.08		97,388	1.81		1.81		(0.88)		65
Year ended 12/31/20	20.41	(0.09)	1.52	1.43	–	(0.73)	(0.73)	21.11	8.29		90,764	1.84		1.87		(0.47)		76
Six months ended 12/31/19	20.00	(0.02)	1.73	1.71	–	(1.30)	(1.30)	20.41	8.56		111,246	1.84	(f)	1.88	(f)	(0.23	)(f)	27
Year ended 06/30/19	22.69	(0.09)	0.14	0.05	–	(2.74)	(2.74)	20.00	1.75		123,764	1.84		1.85		(0.46)		59
Class R
Year ended 12/31/23	21.27	(0.01)	3.02	3.01	–	–	–	24.28	14.15		142,753	1.32		1.32		(0.05)		34
Year ended 12/31/22	25.90	0.02	(3.79)	(3.77)	–	(0.86)	(0.86)	21.27	(14.53)		140,983	1.32		1.32		0.09		54
Year ended 12/31/21	25.58	(0.11)	5.75	5.64	(0.01)	(5.31)	(5.32)	25.90	22.73		184,312	1.31		1.31		(0.38)		65
Year ended 12/31/20	24.41	0.01	1.89	1.90	–	(0.73)	(0.73)	25.58	8.87		163,178	1.34		1.37		0.03		76
Six months ended 12/31/19	23.63	0.03	2.05	2.08	–	(1.30)	(1.30)	24.41	8.81		145,346	1.34	(f)	1.38	(f)	0.27	(f)	27
Year ended 06/30/19	26.13	0.01	0.23	0.24	–	(2.74)	(2.74)	23.63	2.28		152,799	1.34		1.35		0.05		59
Class Y
Year ended 12/31/23	26.40	0.13	3.76	3.89	–	–	–	30.29	14.74		326,888	0.82		0.82		0.45		34
Year ended 12/31/22	31.87	0.17	(4.67)	(4.50)	(0.11)	(0.86)	(0.97)	26.40	(14.10)		310,823	0.82		0.82		0.59		54
Year ended 12/31/21	30.40	0.04	6.87	6.91	(0.13)	(5.31)	(5.44)	31.87	23.31		436,518	0.81		0.81		0.12		65
Year ended 12/31/20	28.69	0.14	2.30	2.44	–	(0.73)	(0.73)	30.40	9.44		395,290	0.84		0.87		0.53		76
Six months ended 12/31/19	27.49	0.11	2.39	2.50	–	(1.30)	(1.30)	28.69	9.11		458,670	0.84	(f)	0.88	(f)	0.77	(f)	27
Year ended 06/30/19	29.84	0.15	0.30	0.45	(0.06)	(2.74)	(2.80)	27.49	2.73		477,999	0.84		0.85		0.55		59
Class R5
Year ended 12/31/23	23.53	0.13	3.37	3.50	(0.01)	–	(0.01)	27.02	14.86		14,377	0.76		0.76		0.51		34
Year ended 12/31/22	28.54	0.17	(4.19)	(4.02)	(0.13)	(0.86)	(0.99)	23.53	(14.06)		13,795	0.75		0.75		0.66		54
Year ended 12/31/21	27.70	0.06	6.25	6.31	(0.16)	(5.31)	(5.47)	28.54	23.41		17,284	0.74		0.74		0.19		65
Year ended 12/31/20	26.19	0.16	2.08	2.24	–	(0.73)	(0.73)	27.70	9.58		14,535	0.72		0.72		0.65		76
Six months ended 12/31/19	25.18	0.11	2.20	2.31	–	(1.30)	(1.30)	26.19	9.19		11	0.72	(f)	0.72	(f)	0.88	(f)	27
Period ended 06/30/19(g)	23.91	0.02	1.25	1.27	–	–	–	25.18	5.31		11	0.72	(f)	0.74	(f)	0.66	(f)	59
Class R6
Year ended 12/31/23	26.38	0.16	3.77	3.93	(0.02)	–	(0.02)	30.29	14.92		87,300	0.69		0.69		0.58		34
Year ended 12/31/22	31.86	0.21	(4.68)	(4.47)	(0.15)	(0.86)	(1.01)	26.38	(14.00)		80,394	0.68		0.68		0.73		54
Year ended 12/31/21	30.38	0.09	6.87	6.96	(0.17)	(5.31)	(5.48)	31.86	23.50		93,221	0.67		0.68		0.26		65
Year ended 12/31/20	28.63	0.18	2.30	2.48	–	(0.73)	(0.73)	30.38	9.60		87,060	0.67		0.69		0.70		76
Six months ended 12/31/19	27.41	0.13	2.39	2.52	–	(1.30)	(1.30)	28.63	9.21		65,001	0.67	(f)	0.69	(f)	0.94	(f)	27
Year ended 06/30/19	29.77	0.20	0.29	0.49	(0.11)	(2.74)	(2.85)	27.41	2.92		123,716	0.67		0.68		0.71		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended December 31, 2019 and the year ended June 30, 2019, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $96,615,194 in connection with the acquisition of Invesco Endeavor Fund into the Fund. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $654,478,527 in connection with the acquisition of Invesco Mid Cap Core Equity Fund into the Fund.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended December 31, 2023, 2022 and 2020, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Main Street Mid Cap Fund®

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Main Street Mid Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

 The Fund’s investment objective is to seek capital appreciation.

 The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

15 Invesco Main Street Mid Cap Fund®

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

16 Invesco Main Street Mid Cap Fund®

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $23,281 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $200 million	0.735%
Next $200 million	0.730%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive

17 Invesco Main Street Mid Cap Fund®

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $22,789.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $114,844 in front-end sales commissions from the sale of Class A shares and $1,959 and $1,536 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2023, the Fund incurred $22,465 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$2,376,595,303	$ –	$–	$2,376,595,303
Money Market Funds	23,672,182	131,908,493	–	155,580,675
Total Investments	$2,400,267,485	$131,908,493	$–	$2,532,175,978

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $13,000,030.

18 Invesco Main Street Mid Cap Fund®

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $97,263.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$73,082	$15,601,433
Long-term capital gain	–	72,042,116
Total distributions	$73,082	$87,643,549

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$7,461,498

Undistributed long-term capital gain	27,867,097

Net unrealized appreciation – investments	521,763,475

Temporary book/tax differences	(441,241)

Capital loss carryforward	(5,349,857)

Shares of beneficial interest	1,873,494,035

Total net assets	$2,424,795,007

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,349,857	$–	$5,349,857

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $787,815,204 and $1,045,769,450, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$561,213,531

Aggregate unrealized (depreciation) of investments	(39,450,056)

Net unrealized appreciation of investments	$521,763,475

19 Invesco Main Street Mid Cap Fund®

 Cost of investments for tax purposes is $2,010,412,503.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, ordinary income, return of capital and partnerships, on December 31, 2023, undistributed net investment income was increased by $372,064, undistributed net realized gain was decreased by $371,294 and shares of beneficial interest was decreased by $770. Further, as a result of tax deferrals acquired in the reorganization of Invesco Mid Cap Core Equity Fund into the Fund, and. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,913,182	$71,781,709	3,724,323	$92,878,240

Class C	430,398	7,410,405	513,421	9,128,755

Class R	748,735	16,802,614	754,696	17,214,956

Class Y	1,231,763	34,388,738	1,309,201	36,854,972

Class R5	64,766	1,611,978	83,613	2,067,184

Class R6	631,973	17,533,540	611,788	17,039,515

Issued as reinvestment of dividends:
Class A	-	-	2,654,164	61,683,358

Class C	-	-	205,887	3,359,828

Class R	-	-	260,901	5,522,448

Class Y	-	-	370,664	9,741,062

Class R5	107	2,878	23,834	558,441

Class R6	2,226	66,948	109,305	2,870,348

Automatic conversion of Class C shares to Class A shares:
Class A	328,226	8,017,494	383,621	9,494,074

Class C	(469,154)	(8,017,494)	(537,395)	(9,494,074)

Reacquired:
Class A	(10,043,421)	(247,164,628)	(11,305,114)	(281,209,054)

Class C	(692,419)	(11,921,756)	(877,003)	(15,704,306)

Class R	(1,499,426)	(33,592,510)	(1,502,386)	(34,206,354)

Class Y	(2,215,660)	(62,017,246)	(3,602,287)	(101,099,120)

Class R5	(118,882)	(2,946,022)	(126,864)	(3,201,241)

Class R6	(799,300)	(22,346,472)	(599,972)	(16,943,978)

Net increase (decrease) in share activity	(9,486,886)	$(230,389,824)	(7,545,603)	$(193,444,946)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20 Invesco Main Street Mid Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Main Street Mid Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street Mid Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21 Invesco Main Street Mid Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,039.30	$5.50	$1,019.81	$5.45	1.07%
Class C	1,000.00	1,035.60	9.39	1,015.98	9.30	1.83
Class R	1,000.00	1,038.00	6.83	1,018.50	6.77	1.33
Class Y	1,000.00	1,040.90	4.27	1,021.02	4.23	0.83
Class R5	1,000.00	1,041.10	4.01	1,021.27	3.97	0.78
Class R6	1,000.00	1,041.40	3.55	1,021.73	3.52	0.69

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22 Invesco Main Street Mid Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23 Invesco Main Street Mid Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
				(non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2 Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3 Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4 Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5 Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6 Invesco Main Street Mid Cap Fund®

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSM-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Main Street Small Cap Fund®

Nasdaq:

A: OSCAX ∎ C: OSCCX ∎ R: OSCNX ∎ Y: OSCYX ∎ R5: MNSQX ∎ R6: OSSIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Main Street Small Cap Fund® (the Fund), at net asset value (NAV), outperformed the Russell 2000 Index.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.54%
Class C Shares	16.65
Class R Shares	17.21
Class Y Shares	17.82
Class R5 Shares	17.98
Class R6 Shares	17.94
Russell 2000 Index▼	16.93

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed Chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the health care, consumer staples, and consumer discretionary sectors were the largest contributors to the Fund’s relative performance versus its benchmark, the Russell 2000 Index. This was partially offset by weaker stock selection in the information technology, financials, and industrials sectors.

 The largest individual contributors to the Fund’s performance relative to its benchmark during the fiscal year included TopBuild,

Reata Pharmaceuticals, and BellRing Brands. TopBuild, which installs and distributes insulation and other building products, outperformed after reporting better than expected third quarter results and 2024 guidance. We believe the company also benefited from falling mortgage rates given their significant exposure to new home sales. Reata posted a strong return as it was acquired for a significant premium by Biogen. BellRing reported revenue and earnings-per-share ahead of consensus expectations. The company experienced strong volume growth as it continued to expand distribution and gain market share with their various nutrition products including shakes and snack bars. The company also generated strong cash flow which management used to pay down debt.

 The largest individual detractors from the Fund’s performance relative to the benchmark during the fiscal year included Valmont Industries, Acadia Healthcare, and Helmerich &Payne. Valmont Industries underperformed expectations as its CEO stepped down in July and disappointing earnings confirmed investor concerns that growth would moderate after a run of outperformance in 2021 and 2022. We exited our position in Valmont in the fourth quarter of 2023. Acadia, a behavioral healthcare services company, reported higher wage inflation numbers that drove increased expenses. Helmerich & Payne, an oil and gas drilling services company, underperformed expectations along with the energy sector in general.

 We continue to maintain our discipline around valuation and focus on companies which we believe have skilled management teams that are outexecuting peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco Main Street Small Cap Fund®.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

2	Invesco Main Street Small Cap Fund®

Portfolio manager(s):

Joy Budzinski

Magnus Krantz

Raman Vardharaj

Adam Weiner - Lead

Matthew Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Main Street Small Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Main Street Small Cap Fund®

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (5/17/13)	8.88%
10 Years	7.86
5 Years	11.31
1 Year	11.06

Class C Shares
Inception (5/17/13)	8.81%
10 Years	7.80
5 Years	11.73
1 Year	15.65

Class R Shares
Inception (5/17/13)	9.15%
10 Years	8.17
5 Years	12.28
1 Year	17.21

Class Y Shares
Inception (5/17/13)	9.78%
10 Years	8.79
5 Years	12.86
1 Year	17.82

Class R5 Shares
10 Years	8.65%
5 Years	12.95
1 Year	17.98

Class R6 Shares
Inception (5/17/13)	9.91%
10 Years	8.92
5 Years	13.03
1 Year	17.94

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Small Cap Fund®, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Small Cap Fund®. The Fund was subsequently renamed the Invesco Main Street Small Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Main Street Small Cap Fund®

Supplemental Information

Invesco Main Street Small Cap Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Main Street Small Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	20.99%

Health Care	16.57

Information Technology	13.44

Financials	13.15

Consumer Discretionary	11.64

Real Estate	5.95

Materials	5.39

Energy	5.24

Consumer Staples	4.20

Other Sectors, Each Less than 2% of Net Assets	1.97

Money Market Funds Plus Other Assets Less Liabilities	1.46

Top 10 Equity Holdings*

		% of total net assets

1.	BellRing Brands, Inc.	2.15%

2.	TopBuild Corp.	2.11

3.	Atkore, Inc.	2.08

4.	Summit Materials, Inc., Class A	2.00

5.	AutoNation, Inc.	1.88

6.	Acadia Healthcare Co., Inc.	1.87

7.	Curtiss-Wright Corp.	1.82

8.	Enpro, Inc.	1.74

9.	Sprout Social, Inc., Class A	1.52

10.	ASGN, Inc.	1.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

7	Invesco Main Street Small Cap Fund®

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–98.54%
Aerospace & Defense–3.65%

BWX Technologies, Inc.	233,693	$17,931,264

Curtiss-Wright Corp.	141,079	31,430,990

Spirit AeroSystems Holdings, Inc., Class A(b)(c)	424,906	13,503,513
		62,865,767

Air Freight & Logistics–1.40%

Hub Group, Inc., Class A(b)	262,436	24,128,366

Aluminum–1.58%

Century Aluminum Co.(b)(c)	1,143,167	13,878,047

Kaiser Aluminum Corp.	188,562	13,423,729

		27,301,776

Application Software–2.76%

Envestnet, Inc.(b)(c)	259,532	12,852,025

HashiCorp, Inc., Class A(b)	359,355	8,495,152

Sprout Social, Inc., Class A(b)(c)	427,485	26,264,678

		47,611,855

Asset Management & Custody Banks–1.16%

Federated Hermes, Inc., Class B	589,776	19,969,815

Automotive Parts & Equipment–2.39%

Dorman Products, Inc.(b)	225,070	18,773,089

Visteon Corp.(b)	179,282	22,392,322

		41,165,411

Automotive Retail–2.43%

AutoNation, Inc.(b)	215,620	32,381,811

Murphy USA, Inc.	26,437	9,426,377

		41,808,188

Biotechnology–4.25%

ADMA Biologics, Inc.(b)(c)	2,748,305	12,422,339

Ascendis Pharma A/S, ADR (Denmark)(b)	130,246	16,404,484

BridgeBio Pharma, Inc.(b)(c)	350,139	14,135,111

Cabaletta Bio, Inc.(b)	319,173	7,245,227

Immunovant, Inc.(b)	165,987	6,993,032

Twist Bioscience Corp.(b)	434,194	16,004,391

		73,204,584

Building Products–1.40%

Zurn Elkay Water Solutions Corp.	822,318	24,184,372

Commercial & Residential Mortgage Finance–1.19%

PennyMac Financial Services, Inc.	232,772	20,570,062

Construction Machinery & Heavy Transportation Equipment– 1.38%

Allison Transmission Holdings, Inc.	407,787	23,712,814

Construction Materials–2.00%

Summit Materials, Inc., Class A(b)	894,687	34,409,662

Consumer Staples Merchandise Retail–0.96%

BJ’s Wholesale Club Holdings, Inc.(b)(c)	249,660	16,642,336

	Shares	Value
Diversified Banks–0.53%

Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	283,915	$9,088,120

Electric Utilities–0.95%

Portland General Electric Co.	378,769	16,415,848

Electrical Components & Equipment–2.76%

Atkore, Inc.(b)(c)	223,932	35,829,120

Regal Rexnord Corp.	79,045	11,700,241

		47,529,361

Electronic Components–1.90%

Belden, Inc.	198,734	15,352,201

Vishay Intertechnology, Inc.	723,347	17,338,628

		32,690,829

Electronic Equipment & Instruments–1.11%

Itron, Inc.(b)	252,488	19,065,369

Environmental & Facilities Services–1.82%

ABM Industries, Inc.	252,111	11,302,136

Casella Waste Systems, Inc., Class A(b)	234,551	20,044,729

		31,346,865

Footwear–1.01%

Steven Madden Ltd.	415,070	17,432,940

Health Care Equipment–1.50%

AtriCure, Inc.(b)	397,595	14,190,166

TransMedics Group, Inc.(b)(c)	147,964	11,678,798

		25,868,964

Health Care Facilities–4.23%

Acadia Healthcare Co., Inc.(b)	414,760	32,251,737

Encompass Health Corp.	236,061	15,749,990

Tenet Healthcare Corp.(b)	328,505	24,825,123

		72,826,850

Health Care Services–1.53%

Addus HomeCare Corp.(b)	145,231	13,484,698

Guardant Health, Inc.(b)	476,091	12,878,261

		26,362,959

Health Care Technology–0.93%

Evolent Health, Inc., Class A(b)(c)	483,354	15,965,183

Home Furnishings–0.78%

Tempur Sealy International, Inc.(c)	262,508	13,380,033

Homebuilding–3.36%

KB Home(c)	345,839	21,601,104

TopBuild Corp.(b)	96,958	36,287,501

		57,888,605

Hotel & Resort REITs–1.39%

DiamondRock Hospitality Co.	2,561,473	24,052,231

Human Resource & Employment Services–3.85%

ASGN, Inc.(b)	262,414	25,236,354

Korn Ferry	357,979	21,246,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Main Street Small Cap Fund®

	Shares	Value
Human Resource & Employment Services–(continued)
Paycor HCM, Inc.(b)(c)	916,880	$19,795,439
		66,277,847

Industrial Machinery & Supplies & Components–2.78%

Enpro, Inc.	191,284	29,981,854

ESAB Corp.	206,425	17,880,534

		47,862,388

Industrial REITs–1.18%

Terreno Realty Corp.	323,790	20,291,919

Interactive Media & Services–1.02%

Ziff Davis, Inc.(b)(c)	262,347	17,627,095

Investment Banking & Brokerage–1.29%

Stifel Financial Corp.	320,803	22,183,527

IT Consulting & Other Services–1.25%

Endava PLC, ADR (United Kingdom)(b)(c)	277,718	21,620,346

Life Sciences Tools & Services–1.62%

10X Genomics, Inc., Class A(b)(c)	185,353	10,372,354

BioLife Solutions, Inc.(b)(c)	507,634	8,249,053

CryoPort, Inc.(b)(c)	598,576	9,271,942

		27,893,349

Metal, Glass & Plastic Containers–1.03%

Silgan Holdings, Inc.	390,723	17,680,216

Oil & Gas Drilling–1.21%

Helmerich & Payne, Inc.	578,268	20,944,867

Oil & Gas Equipment & Services–0.68%

NOV, Inc.(c)	577,540	11,712,511

Oil & Gas Exploration & Production–2.13%

Chesapeake Energy Corp.(c)	192,044	14,775,865

CNX Resources Corp.(b)(c)	1,099,410	21,988,200

		36,764,065

Oil & Gas Storage & Transportation–1.20%

Equitrans Midstream Corp.	2,040,132	20,768,544

Other Specialized REITs–2.32%

Four Corners Property Trust, Inc.	839,751	21,245,700

Outfront Media, Inc.	1,347,160	18,806,354

		40,052,054

Personal Care Products–2.15%

BellRing Brands, Inc.(b)	667,855	37,019,203

Pharmaceuticals–2.52%

Collegium Pharmaceutical, Inc.(b)(c)	457,039	14,067,660

Intra-Cellular Therapies, Inc.(b)	264,476	18,941,771

Revance Therapeutics, Inc.(b)(c)	748,386	6,578,313

Structure Therapeutics, Inc., ADR(b)(c)	92,669	3,777,189

		43,364,933

Property & Casualty Insurance–1.04%

Definity Financial Corp. (Canada)	633,867	17,958,090

Real Estate Operating Companies–1.05%

DigitalBridge Group, Inc.	1,028,281	18,036,049

	Shares	Value
Regional Banks–7.23%

Berkshire Hills Bancorp, Inc.	485,988	$12,067,082

Cathay General Bancorp	420,594	18,745,874

Columbia Banking System, Inc.	651,812	17,390,344

OceanFirst Financial Corp.	591,408	10,266,843

Pacific Premier Bancorp, Inc.	625,369	18,204,492

Webster Financial Corp.	334,296	16,968,865

Wintrust Financial Corp.(c)	218,756	20,289,619

WSFS Financial Corp.(c)	233,905	10,743,257

		124,676,376

Research & Consulting Services–1.98%

CACI International, Inc., Class A(b)	63,015	20,408,038

KBR, Inc.	247,093	13,691,423

		34,099,461

Restaurants–1.68%

Papa John’s International, Inc.(c)	132,144	10,073,337

Texas Roadhouse, Inc.	154,435	18,876,590

		28,949,927

Semiconductor Materials & Equipment–0.93%

MKS Instruments, Inc.	155,596	16,006,161

Semiconductors–3.24%

Allegro MicroSystems, Inc. (Japan)(b)	569,576	17,241,066

MACOM Technology Solutions Holdings, Inc.(b)	242,591	22,548,833

Silicon Laboratories, Inc.(b)(c)	121,994	16,136,146

		55,926,045

Soft Drinks & Non-alcoholic Beverages–1.08%

Coca-Cola Consolidated, Inc.	20,031	18,596,780

Steel–0.78%

Commercial Metals Co.	268,837	13,452,604

Systems Software–2.25%

GitLab, Inc., Class A(b)	386,231	24,317,104

Progress Software Corp.	265,008	14,389,934

		38,707,038

Transaction & Payment Processing Services–0.70%

Marqeta, Inc., Class A(b)	1,730,249	12,077,138
Total Common Stocks & Other Equity Interests (Cost $1,217,682,495)		1,698,037,698

Money Market Funds–0.87%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	5,648,964	5,648,964

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	2,797,016	2,798,974

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	6,455,958	6,455,958
Total Money Market Funds (Cost $14,902,785)		14,903,896

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.41% (Cost $1,232,585,280)		1,712,941,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Main Street Small Cap Fund®

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–14.66%

Invesco Private Government Fund, 5.32%(d)(e)(f)	69,991,280	$69,991,280
Invesco Private Prime Fund, 5.55%(d)(e)(f)	182,566,532	182,694,328

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $252,624,464)		252,685,608

TOTAL INVESTMENTS IN SECURITIES–114.07% (Cost $1,485,209,744)		1,965,627,202

OTHER ASSETS LESS LIABILITIES–(14.07)%		(242,488,736)

NET ASSETS–100.00%		$1,723,138,466

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 6,219,757	$147,298,354	$(147,869,147)	$ -	$-	$5,648,964	$ 535,544
Invesco Liquid Assets Portfolio, Institutional Class	3,205,039	105,213,109	(105,620,819)	(292)	1,937	2,798,974	328,312
Invesco Treasury Portfolio, Institutional Class	7,108,293	168,340,975	(168,993,310)	-	-	6,455,958	611,090
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	63,136,710	456,346,524	(449,491,954)	-	-	69,991,280	2,494,344	*
Invesco Private Prime Fund	162,351,537	904,983,871	(884,729,439)	42,903	45,456	182,694,328	6,826,704	*
Total	$242,021,336	$1,782,182,833	$(1,756,704,669)	$42,611	$47,393	$267,589,504	$10,795,994

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Main Street Small Cap Fund®

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,217,682,495)*	$1,698,037,698

Investments in affiliated money market funds, at value (Cost $267,527,249)	267,589,504

Cash	513,501

Foreign currencies, at value (Cost $56,243)	56,065

Receivable for:
Fund shares sold	9,569,643

Dividends	1,064,120

Investment for trustee deferred compensation and retirement plans	131,763

Other assets	114,860

Total assets	1,977,077,154

Liabilities:
Payable for:
Fund shares reacquired	551,346

Collateral upon return of securities loaned	252,624,464

Accrued fees to affiliates	488,799

Accrued other operating expenses	135,756

Trustee deferred compensation and retirement plans	138,323

Total liabilities	253,938,688

Net assets applicable to shares outstanding	$1,723,138,466

Net assets consist of:
Shares of beneficial interest	$1,271,233,692

Distributable earnings	451,904,774

$1,723,138,466

Net Assets:
Class A	$376,241,056

Class C	$31,526,507

Class R	$67,413,279

Class Y	$681,306,307

Class R5	$9,425,872

Class R6	$557,225,445

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,235,835

Class C	1,660,838

Class R	3,356,494

Class Y	32,623,966

Class R5	453,437

Class R6	26,580,724

Class A:
Net asset value per share	$20.63

Maximum offering price per share (Net asset value of $20.63 ÷ 94.50%)	$21.83

Class C:
Net asset value and offering price per share	$18.98

Class R:
Net asset value and offering price per share	$20.08

Class Y:
Net asset value and offering price per share	$20.88

Class R5:
Net asset value and offering price per share	$20.79

Class R6:
Net asset value and offering price per share	$20.96

*	At December 31, 2023, securities with an aggregate value of $242,866,087 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Main Street Small Cap Fund®

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $42,486)	$17,949,939

Dividends from affiliated money market funds (includes net securities lending income of $270,473)	1,745,419

Total investment income	19,695,358

Expenses:
Advisory fees	9,694,678

Administrative services fees	216,373

Custodian fees	12,973

Distribution fees:
Class A	822,317

Class C	305,552

Class R	282,887

Transfer agent fees – A, C, R and Y	1,504,474

Transfer agent fees – R5	5,758

Transfer agent fees – R6	152,738

Trustees’ and officers’ fees and benefits	28,690

Registration and filing fees	152,322

Reports to shareholders	128,479

Professional services fees	69,299

Other	28,343

Total expenses	13,404,883

Less: Fees waived and/or expense offset arrangement(s)	(64,837)

Net expenses	13,340,046

Net investment income	6,355,312

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $3,167,188)	89,190,616

Affiliated investment securities	47,393

Foreign currencies	1,519

89,239,528
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	162,792,595

Affiliated investment securities	42,611

Foreign currencies	(86)

162,835,120

Net realized and unrealized gain	252,074,648

Net increase in net assets resulting from operations	$258,429,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$6,355,312	$5,102,309

Net realized gain (loss)	89,239,528	(80,233,971)

Change in net unrealized appreciation (depreciation)	162,835,120	(205,094,730)

Net increase (decrease) in net assets resulting from operations	258,429,960	(280,226,392)

Distributions to shareholders from distributable earnings:
Class A	(2,429,457)	(144,712)

Class C	(222,560)	–

Class R	(442,906)	–

Class Y	(4,329,453)	(1,456,560)

Class R5	(60,114)	(31,462)

Class R6	(3,520,353)	(2,534,347)

Total distributions from distributable earnings	(11,004,843)	(4,167,081)

Return of capital:
Class A	–	(26,386)

Class Y	–	(265,577)

Class R5	–	(5,736)

Class R6	–	(462,092)

Total return of capital	–	(759,791)

Total distributions	(11,004,843)	(4,926,872)

Share transactions–net:
Class A	2,074,022	(22,451,163)

Class C	(3,967,945)	(4,501,468)

Class R	9,184,024	698,301

Class Y	53,653,991	58,197,893

Class R5	174,036	344,297

Class R6	(10,105,315)	(151,172,732)

Net increase (decrease) in net assets resulting from share transactions	51,012,813	(118,884,872)

Net increase (decrease) in net assets	298,437,930	(404,038,136)

Net assets:
Beginning of year	1,424,700,536	1,828,738,672

End of year	$1,723,138,466	$1,424,700,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 12/31/23	$17.67	$0.04	$3.05	$3.09	$(0.13)	$–	$–	$(0.13)	$20.63	17.54%	$376,241	1.08%		1.08%		0.22%		42%
Year ended 12/31/22	21.07	0.02	(3.41)	(3.39)	(0.01)	–	(0.00)	(0.01)	17.67	(16.09)	320,730	1.11		1.11		0.12		36
Year ended 12/31/21	18.71	(0.06)	4.06	4.00	(0.01)	(1.63)	–	(1.64)	21.07	21.73	408,430	1.11		1.11		(0.28)		58
Year ended 12/31/20	15.68	0.01	3.10	3.11	–	(0.08)	–	(0.08)	18.71	19.82 (e)	158,769	1.20	(e)	1.23	(e)	0.03	(e)	43
Eight months ended 12/31/19	14.62	0.01	1.10	1.11	–	(0.05)	–	(0.05)	15.68	7.58	141,880	1.20	(f)	1.25	(f)	0.09	(f)	19
Year ended 04/30/19	15.09	0.00	0.58	0.58	–	(1.05)	–	(1.05)	14.62	4.46	140,651	1.17		1.17		0.01		46
Class C
Year ended 12/31/23	16.39	(0.09)	2.81	2.72	(0.13)	–	–	(0.13)	18.98	16.65	31,527	1.83		1.83		(0.53)		42
Year ended 12/31/22	19.68	(0.11)	(3.18)	(3.29)	–	–	–	–	16.39	(16.72)	31,022	1.86		1.86		(0.63)		36
Year ended 12/31/21	17.70	(0.21)	3.83	3.62	(0.01)	(1.63)	–	(1.64)	19.68	20.81	42,392	1.86		1.86		(1.03)		58
Year ended 12/31/20	14.95	(0.10)	2.93	2.83	–	(0.08)	–	(0.08)	17.70	18.92	34,635	1.94		1.99		(0.71)		43
Eight months ended 12/31/19	14.01	(0.06)	1.05	0.99	–	(0.05)	–	(0.05)	14.95	7.06	37,488	1.94	(f)	2.01	(f)	(0.66	)(f)	19
Year ended 04/30/19	14.62	(0.11)	0.55	0.44	–	(1.05)	–	(1.05)	14.01	3.62	44,391	1.93		1.93		(0.74)		46
Class R
Year ended 12/31/23	17.25	(0.01)	2.97	2.96	(0.13)	–	–	(0.13)	20.08	17.21	67,413	1.33		1.33		(0.03)		42
Year ended 12/31/22	20.60	(0.02)	(3.33)	(3.35)	–	–	–	–	17.25	(16.26)	48,875	1.36		1.36		(0.13)		36
Year ended 12/31/21	18.37	(0.11)	3.98	3.87	(0.01)	(1.63)	–	(1.64)	20.60	21.42	57,441	1.36		1.36		(0.53)		58
Year ended 12/31/20	15.45	(0.03)	3.03	3.00	–	(0.08)	–	(0.08)	18.37	19.40	33,457	1.45		1.49		(0.22)		43
Eight months ended 12/31/19	14.43	(0.02)	1.09	1.07	–	(0.05)	–	(0.05)	15.45	7.41	26,910	1.45	(f)	1.51	(f)	(0.16	)(f)	19
Year ended 04/30/19	14.95	(0.04)	0.57	0.53	–	(1.05)	–	(1.05)	14.43	4.16	24,188	1.43		1.43		(0.24)		46
Class Y
Year ended 12/31/23	17.84	0.09	3.08	3.17	(0.13)	–	–	(0.13)	20.88	17.82	681,306	0.83		0.83		0.47		42
Year ended 12/31/22	21.27	0.07	(3.44)	(3.37)	(0.05)	–	(0.01)	(0.06)	17.84	(15.87)	533,098	0.86		0.86		0.37		36
Year ended 12/31/21	18.83	(0.01)	4.09	4.08	(0.01)	(1.63)	–	(1.64)	21.27	22.03	566,299	0.86		0.86		(0.03)		58
Year ended 12/31/20	15.79	0.05	3.13	3.18	(0.06)	(0.08)	–	(0.14)	18.83	20.13	266,951	0.90		0.99		0.33		43
Eight months ended 12/31/19	14.69	0.04	1.11	1.15	–	(0.05)	–	(0.05)	15.79	7.82	152,406	0.90	(f)	1.01	(f)	0.38	(f)	19
Year ended 04/30/19	15.16	0.04	0.58	0.62	(0.04)	(1.05)	–	(1.09)	14.69	4.73	169,801	0.90		0.93		0.28		46
Class R5
Year ended 12/31/23	17.74	0.10	3.08	3.18	(0.13)	–	–	(0.13)	20.79	17.98	9,426	0.75		0.75		0.55		42
Year ended 12/31/22	21.16	0.09	(3.43)	(3.34)	(0.07)	–	(0.01)	(0.08)	17.74	(15.78)	7,887	0.74		0.74		0.49		36
Year ended 12/31/21	18.74	0.01	4.06	4.07	(0.02)	(1.63)	–	(1.65)	21.16	22.08	9,028	0.77		0.77		0.06		58
Year ended 12/31/20	15.71	0.07	3.12	3.19	(0.08)	(0.08)	–	(0.16)	18.74	20.30	13	0.77		0.77		0.46		43
Period ended 12/31/19(g)	13.89	0.04	1.83	1.87	–	(0.05)	–	(0.05)	15.71	13.45	11	0.82	(f)	0.82	(f)	0.47	(f)	19
Class R6
Year ended 12/31/23	17.88	0.11	3.10	3.21	(0.13)	–	–	(0.13)	20.96	18.00	557,225	0.71		0.71		0.59		42
Year ended 12/31/22	21.36	0.10	(3.47)	(3.37)	(0.09)	–	(0.02)	(0.11)	17.88	(15.79)	483,088	0.71		0.71		0.52		36
Year ended 12/31/21	18.88	0.03	4.10	4.13	(0.02)	(1.63)	–	(1.65)	21.36	22.23	745,149	0.68		0.68		0.15		58
Year ended 12/31/20	15.83	0.07	3.15	3.22	(0.09)	(0.08)	–	(0.17)	18.88	20.31	704,706	0.77		0.77		0.46		43
Eight months ended 12/31/19	14.72	0.05	1.11	1.16	–	(0.05)	–	(0.05)	15.83	7.87	271,711	0.77	(f)	0.78	(f)	0.52	(f)	19
Year ended 04/30/19	15.19	0.07	0.57	0.64	(0.06)	(1.05)	–	(1.11)	14.72	4.85	287,799	0.76		0.76		0.43		46

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eight months ended December 31, 2019 and the year ended April 30, 2019, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $205,907,350 in connection with the acquisition of Invesco Select Companies Fund into the Fund.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended December 31, 2020.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Main Street Small Cap Fund®

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

15	Invesco Main Street Small Cap Fund®

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt

16	Invesco Main Street Small Cap Fund®

securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $20,077 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

17	Invesco Main Street Small Cap Fund®

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $31,334.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $74,138 in front-end sales commissions from the sale of Class A shares and $539 and $837 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,698,037,698	$–	$–	$1,698,037,698

Money Market Funds	14,903,896	252,685,608	–	267,589,504

Total Investments	$1,712,941,594	$252,685,608	$–	$1,965,627,202

18	Invesco Main Street Small Cap Fund®

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities sales of $7,671,912, which resulted in net realized gains of $3,167,188.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $33,503.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:
	2023	2022

Ordinary income*	$11,004,843	$4,167,081

Return of capital	–	759,791

Total distributions	$11,004,843	$4,926,872

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$472,117,554

Net unrealized appreciation (depreciation) – foreign currencies	(178)

Temporary book/tax differences	(96,761)

Capital loss carryforward	(20,115,841)

Shares of beneficial interest	1,271,233,692

Total net assets	$1,723,138,466

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$14,524,490	$5,591,351	$20,115,841

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19	Invesco Main Street Small Cap Fund®

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $664,429,311 and $622,774,312, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$509,958,590

Aggregate unrealized (depreciation) of investments	(37,841,036)

Net unrealized appreciation of investments	$472,117,554

  Cost of investments for tax purposes is $1,493,509,648.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was increased by $18,350,802, undistributed net realized gain (loss) was decreased by $18,675,577 and shares of beneficial interest was increased by $324,775. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,628,069	$49,431,278	2,219,819	$41,006,882

Class C	234,294	4,043,602	330,840	5,673,120

Class R	1,127,956	20,135,035	614,480	11,038,254

Class Y	14,486,076	272,690,217	13,356,772	245,585,442

Class R5	84,190	1,573,825	64,975	1,215,021

Class R6	3,887,090	74,102,122	2,580,112	51,618,286

Issued as reinvestment of dividends:
Class A	118,620	2,354,610	8,483	154,815

Class C	11,888	217,192	-	-

Class R	22,918	442,782	-	-

Class Y	177,649	3,568,978	84,262	1,552,097

Class R5	2,998	59,936	2,017	36,956

Class R6	162,575	3,277,515	153,034	2,826,543

Automatic conversion of Class C shares to Class A shares:
Class A	174,577	3,243,879	165,697	3,055,056

Class C	(188,954)	(3,243,879)	(177,972)	(3,055,056)

Reacquired:
Class A	(2,838,647)	(52,955,745)	(3,627,922)	(66,667,916)

Class C	(289,358)	(4,984,860)	(414,068)	(7,119,532)

Class R	(628,495)	(11,393,793)	(568,184)	(10,339,953)

Class Y	(11,925,177)	(222,605,204)	(10,178,306)	(188,939,646)

Class R5	(78,269)	(1,459,725)	(49,055)	(907,680)

Class R6	(4,479,949)	(87,484,952)	(10,613,106)	(205,617,561)

Net increase (decrease) in share activity	2,690,051	$51,012,813	(6,048,122)	$(118,884,872)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

 In addition, 18% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20	Invesco Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street Small Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended December 31, 2023 and the eight months ended December 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5.

The financial statements of Invesco Oppenheimer Main Street Small Cap Fund® (subsequently renamed Invesco Main Street Small Cap Fund®) as of and for the year ended April 30, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,077.20	$5.81	$1,019.61	$5.65	1.11%
Class C	1,000.00	1,073.50	9.72	1,015.83	9.45	1.86
Class R	1,000.00	1,076.10	7.12	1,018.35	6.92	1.36
Class Y	1,000.00	1,079.00	4.51	1,020.87	4.38	0.86
Class R5	1,000.00	1,079.40	4.04	1,021.32	3.92	0.77
Class R6	1,000.00	1,079.20	3.83	1,021.53	3.72	0.73

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Main Street Small Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	98.96%
Corporate Dividends Received Deduction*	98.96%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Main Street Small Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Main Street Small Cap Fund®

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSS-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Quality Income Fund

Nasdaq:

A: VKMGX ∎ C: VUSCX ∎ R: VUSRX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

14	Financial Statements

17	Financial Highlights

18	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Fund Expenses

26	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semiannual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Quality Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Mortgage-Backed Securities Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.25%
Class C Shares	4.46
Class R Shares	4.97
Class Y Shares	5.38
Class R5 Shares	5.54
Class R6 Shares	5.50
Bloomberg U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style-Specific Index)	5.05
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

2023 was a year of transition for the bond market. The US Federal Reserve (the Fed) increased Fed Funds by 100 basis points in the first seven months of the year before pausing to gauge the impact of over 500 basis points of Fed hikes since March of 2022. The yield curve gyrated during the year with the 10-year Treasury topping out at just over 5% in October, while the two-year Treasury reached just over 5.2% in October as well.1 The two-year Treasury finished the year just 17 basis points below where it began at 4.42%, while the 10-year Treasury finished 2023 unchanged at 3.875%.1 Yields declined precipitously in November and December as inflation receded and the Fed indicated in their mid-December meeting that their policy rate had peaked, and that the Fed expected to cut rates in 2024.

 Given this market backdrop, Class A shares of Invesco Quality Income Fund, at NAV, generated a positive return and outperformed its broad market/style-specific index, the Bloomberg U.S. Mortgage-Backed Securities Index. Security selection with agency mortgage-backed securities was a significant contributor to performance and the modest allocation to non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities also added meaningfully to portfolio outperformance.

 The Fund utilizes duration and yield curve positioning for risk management and for generating returns. We believe duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

 Our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. We believe derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates continue to rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments.

 We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco Quality Income Fund.

1	Source: Bloomberg LP

Portfolio manager(s):

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2 Invesco Quality Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco Quality Income Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	5.25%
10 Years	0.86
5 Years	-0.64
1 Year	0.76

Class C Shares
Inception (8/13/93)	3.23%
10 Years	0.69
5 Years	-0.51
1 Year	3.46

Class R Shares
10 Years	1.02%
5 Years	-0.06
1 Year	4.97

Class Y Shares
Inception (9/25/06)	2.49%
10 Years	1.55
5 Years	0.45
1 Year	5.38

Class R5 Shares
Inception (6/1/10)	1.98%
10 Years	1.60
5 Years	0.49
1 Year	5.54

Class R6 Shares
10 Years	1.54%
5 Years	0.56
1 Year	5.50

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund and subsequently Invesco Quality Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R shares incepted on May 15, 2020. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco Quality Income Fund

Supplemental Information

Invesco Quality Income Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fund reports.

About indexes used in this report

∎	The Bloomberg U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Quality Income Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	85.80%
Asset-Backed Securities	4.36
Commercial Paper	4.35
Agency Credit Risk Transfer Notes	2.86
Certificates of Deposit	1.54
Security types each less than 1% of portfolio	0.17
Money Market Funds	0.92

Top Five Debt Issuers*

% of total net assets

1. Federal National Mortgage Association	55.76%
2. Federal Home Loan Mortgage Corp.	32.59
3. Government National Mortgage Association	25.01
4. Toronto-Dominion Bank (The)	2.62
5. BNP Paribas S.A.	1.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

6 Invesco Quality Income Fund

Schedule of Investments

December 31, 2023

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–109.70%

Collateralized Mortgage Obligations–5.32%
Fannie Mae Grantor Trust, Series 1999-T2, Class A1, 7.50%, 01/19/2039(a)	$98,058	$98,871

Fannie Mae Interest STRIPS, IO, 7.50%, 01/25/2024 to 01/25/2032(b)	64,509	5,993

6.50%, 10/25/2024 to 02/25/2033(b)	913,764	119,583

7.00%, 02/25/2028(b)	146,257	11,376

8.00%, 05/25/2030(b)	214,439	32,873

6.00%, 02/25/2033 to 09/25/2035(b)(d)	1,217,263	166,651

5.50%, 11/25/2033 to 06/25/2035(b)	566,895	87,173

PO, 0.00%, 09/25/2032(c)	32,654	28,976

Fannie Mae REMICs, 4.00%, 07/25/2024 to 08/25/2047(b)	624,852	358,782

2.50%, 12/25/2025 to 08/25/2049(b)	20,649,038	2,923,468

5.50%, 12/25/2025 to 07/25/2046(b)	298,411	59,027

7.00%, 03/18/2027 to 05/25/2033(b)	362,235	192,111

6.50%, 10/25/2028 to 05/25/2033(b)	90,298	79,703

6.45% (30 Day Average SOFR + 1.11%), 12/25/2031 to 12/25/2032(e)	291,941	296,164

6.44% (30 Day Average SOFR + 1.11%), 03/18/2032 to 12/18/2032(e)	253,834	257,968

5.95% (30 Day Average SOFR + 0.61%), 08/25/2032 to 06/25/2046(e)	916,532	908,726

5.94% (30 Day Average SOFR + 0.61%), 10/18/2032(e)	27,789	27,749

5.85% (30 Day Average SOFR + 0.51%), 03/25/2033 to 03/25/2042(e)	163,168	161,389

5.79% (30 Day Average SOFR + 0.45%), 06/25/2035(e)	657,443	651,762

5.80% (30 Day Average SOFR + 0.46%), 08/25/2035 to 10/25/2035(e)	470,162	466,417

4.58% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(e)	115,335	139,277

4.21% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	145,895	168,435

6.39% (30 Day Average SOFR + 1.05%), 06/25/2037(e)	528,072	533,135

5.90% (30 Day Average SOFR + 0.56%), 08/25/2037(e)	337,283	330,994

6.59%, 06/25/2039(a)	287,332	299,761

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
5.00%, 04/25/2040	$87,462	$86,416

2.00%, 05/25/2044 to 03/25/2051(b)	6,285,356	930,214

IO, 3.00%, 10/25/2026 to 07/25/2045(b)	6,034,092	3,616,798

8.00%, 08/18/2027 to 09/18/2027(b)	106,806	8,690

0.75%, 10/25/2031(b)	2,643	40

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 10/25/2031 to 05/25/2035(b)(e)	508,829	38,408

2.45% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(b)(e)	63,558	6,199

2.46% (7.90% - (30 Day Average SOFR + 0.11%)), 12/18/2031(b)(e)	46,788	3,431

2.50% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(b)(e)	41,995	3,688

2.56% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032(b)(e)	100,192	9,696

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 to 04/25/2032(b)(e)	135,073	14,058

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 08/25/2032(b)(e)	214,394	16,025

2.35% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(b)(e)	44,057	4,654

2.55% (8.00% - (30 Day Average SOFR + 0.11%)), 07/25/2032 to 09/25/2032(b)(e)	292,204	31,504

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(b)(e)	180,593	15,116

2.80% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(b)(e)	240,301	33,086

6.00%, 05/25/2033(b)	14,402	2,097

0.60% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(b)(e)	698,822	49,734

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035(b)(e)	39,257	2,819

1.15% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(b)(e)	140,656	8,593

3.50%, 08/25/2035 to 08/25/2042(b)	1,311,652	147,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Quality Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
1.10% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(b)(e)	$121,730	$10,291

0.70% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(b)(e)	370,685	43,570

4.50%, 02/25/2043(b)	290,028	39,487

0.45% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(b)(e)	1,561,880	129,217

0.00%, 02/25/2056(d)	4,168,823	296,854

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, IO, 1.91%, 03/25/2024(d)	206,649,855	572,647

Series KC03, Class X1, IO, 0.63%, 11/25/2024(d)	20,754,839	70,687

Series K051, Class X1, IO, 0.49%, 09/25/2025(d)	55,303,877	378,610

Series K734, Class X1, IO, 0.65%, 02/25/2026(d)	16,515,602	162,489

Series K735, Class X1, IO, 1.10%, 05/25/2026(d)	15,420,521	275,227

Series K093, Class X1, IO, 0.94%, 05/25/2029(d)	12,787,139	523,232

Series Q004, Class AFL, 5.80% (12 mo. MTA Rate + 0.74%), 05/25/2044(e)	349,073	348,919

Freddie Mac REMICs, IO, 0.55% (6.00% - (30 Day Average SOFR + 0.11%)), 03/15/2024 to 04/15/2038(b)(e)	36,622	2,460

2.20% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026(b)(e)	9,323	208

2.50%, 09/15/2027 to 09/25/2048(b)	9,806,468	1,836,029

3.25% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(b)(e)	1,245	7

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029 to 09/15/2029(b)(e)	121,557	7,152

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(b)(e)	607,076	31,571

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(b)(e)	89,299	4,895

1.27% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(b)(e)	136,286	7,429

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(b)(e)	12,036	1,211

0.62% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(b)(e)	759,481	64,372

0.00%, 02/15/2039(d)	1,642,761	110,148

0.80% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(b)(e)	191,151	13,907

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
0.65% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(b)(e)	$255,145	$20,883

4.46% (COFI 11 + 1.37%), 03/15/2024(e)	2,121	2,119

4.00%, 10/15/2024 to 03/15/2045(b)	179,166	111,288

3.50%, 11/15/2025 to 05/15/2032	484,484	473,492

3.00%, 07/15/2026 to 05/15/2040(b)	2,833,615	220,840

1.50%, 08/15/2027	5,999,309	5,647,694

6.95%, 03/15/2028	79,522	80,470

6.50%, 08/15/2028 to 03/15/2032	877,333	888,322

6.00%, 01/15/2029 to 04/15/2029	135,725	137,034

6.05% (30 Day Average SOFR + 0.71%), 01/15/2029 to 12/15/2032(e)	68,068	68,401

5.80% (30 Day Average SOFR + 0.46%), 02/15/2029(e)	69,404	69,195

6.35% (30 Day Average SOFR + 1.01%), 03/15/2029(e)	80,861	81,195

5.85% (30 Day Average SOFR + 0.51%), 06/15/2029 to 01/15/2033(e)	117,751	117,607

6.10% (30 Day Average SOFR + 0.76%), 07/15/2029(e)	19,710	19,758

8.00%, 03/15/2030	34,405	35,876

6.40% (30 Day Average SOFR + 1.06%), 08/15/2031(e)	68,257	69,313

5.95% (30 Day Average SOFR + 0.61%), 02/15/2032 to 03/15/2032(e)	204,872	204,700

6.45% (30 Day Average SOFR + 1.11%), 02/15/2032 to 03/15/2032(e)	139,316	141,356

6.00% (30 Day Average SOFR + 0.66%), 03/15/2032 to 10/15/2036(e)	452,314	447,373

4.76% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(e)	19,837	24,113

5.75% (30 Day Average SOFR + 0.41%), 03/15/2036(e)	1,095,989	1,080,115

5.90% (30 Day Average SOFR + 0.56%), 07/15/2037(e)	64,979	64,206

5.67% (30 Day Average SOFR + 0.61%), 03/15/2042(e)	96,308	98,016

Freddie Mac Seasoned Loans Structured Transaction, Series 2019-1, Class A2, 3.50%, 05/25/2029	2,000,000	1,855,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Quality Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(b)	$245,809	$10,686

3.27%, 12/15/2027(d)	65,073	2,522

6.50%, 02/01/2028(b)	16,865	1,454

7.00%, 09/01/2029(b)	169,408	20,727

7.50%, 12/15/2029(b)	12,784	1,694

8.00%, 06/15/2031(b)	318,645	55,097

6.00%, 12/15/2032(b)	65,497	7,648

0.00%, 12/01/2031 to 03/01/2032(c)	174,372	153,794

5.95% (30 Day Average SOFR + 0.61%), 05/15/2036(e)	488,827	483,834

Freddie Mac Structured Pass-Through Ctfs., Series T-54, Class 2A, 6.50%, 02/25/2043	1,185,053	1,229,179

Freddie Mac Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.00%, 09/25/2045	226,519	198,129

		32,489,704

Federal Home Loan Mortgage Corp. (FHLMC)–28.00%
5.50%, 01/01/2024 to 05/01/2053	30,387,497	30,641,033

6.00%, 07/01/2024 to 10/01/2029	142,492	147,056

9.00%, 01/01/2025 to 05/01/2025	1,293	1,302

6.50%, 07/01/2028 to 04/01/2034	346,454	360,606

2.50%, 02/01/2031 to 04/01/2052	43,994,463	37,880,166

8.50%, 03/01/2031 to 08/01/2031	76,720	80,750

7.00%, 10/01/2031 to 10/01/2037	132,013	137,790

7.50%, 01/01/2032 to 08/01/2037	3,673,235	3,800,905

3.00%, 02/01/2032 to 05/01/2050	29,601,631	27,032,971

8.00%, 08/01/2032	50,668	52,855

5.00%, 01/01/2037 to 07/01/2052	8,683,829	8,644,921

4.50%, 05/01/2038 to 07/01/2052	15,921,656	15,635,191

5.35%, 07/01/2038 to 10/17/2038	998,784	1,012,303

5.45%, 11/25/2038	990,048	1,002,816

5.80%, 01/20/2039	422,650	423,929

4.00%, 06/01/2042 to 07/01/2049	16,290,103	15,763,190

3.50%, 09/01/2045 to 05/01/2050	16,989,621	15,882,667

2.00%, 01/01/2052	10,488,693	8,699,146

Series 43, Class PH, 6.50%, 10/17/2024	65	65

ARM, 3.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.17%), 11/01/2048(e)	3,889,889	3,854,108

		171,053,770

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–43.46%
5.50%, 05/01/2024 to 04/01/2038	$2,465,740	$2,533,923

6.50%, 05/01/2024 to 11/01/2038	1,639,889	1,696,681

5.00%, 03/01/2025 to 01/01/2053	8,583,682	8,549,833

4.50%, 07/01/2025 to 07/01/2044	3,452,267	3,447,961

6.00%, 05/01/2026 to 10/01/2053	11,914,687	12,252,418

7.50%, 02/01/2027 to 08/01/2037	1,421,884	1,458,664

3.00%, 02/01/2029 to 01/01/2052	57,318,339	52,158,112

7.00%, 04/01/2029 to 01/01/2036	1,033,615	1,066,961

9.50%, 04/01/2030	1,899	1,914

5.63%, 08/01/2032	50,540	50,079

8.50%, 10/01/2032	121,932	129,557

8.00%, 04/01/2033	120,227	126,457

3.50%, 11/01/2034 to 05/01/2050	40,138,028	38,123,802

2.50%, 03/01/2035 to 11/01/2051	46,336,494	40,143,027

2.00%, 09/01/2035 to 03/01/2052	80,628,778	67,960,756

5.45%, 01/01/2038	232,520	233,091

4.00%, 02/01/2042 to 03/01/2050	32,991,925	31,868,684

ARM, 3.07% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.58%), 04/01/2045(e)	3,720,943	3,695,745

		265,497,665

Government National Mortgage Association (GNMA)–25.01%
3.00%, 12/16/2025 to 02/20/2050	2,657,365	2,421,411

6.50%, 04/15/2026 to 10/15/2028	13,811	14,171

7.00%, 12/15/2027 to 01/20/2030	123,135	124,488

6.00%, 06/15/2028 to 04/20/2029	46,878	48,423

7.50%, 06/15/2028 to 08/15/2028	85,084	85,473

8.00%, 09/15/2028	2,571	2,568

5.50%, 05/15/2033 to 10/15/2034	238,311	241,056

7.04%, 11/20/2033(a)	566,133	585,582

5.00%, 11/20/2037	278,536	276,252

5.89%, 01/20/2039(a)	659,101	682,115

4.52%, 07/20/2041(a)	689,157	677,108

3.46%, 09/20/2041	518,295	512,733

4.00% (1 mo. Term SOFR + 0.56%), 07/20/2044(e)	396,775	386,834

3.50%, 05/20/2046 to 06/20/2050	10,854,749	10,185,472

4.00%, 02/20/2048 to 03/20/2050	3,761,913	3,597,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Quality Income Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–(continued)
IO, 1.18% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(b)(e)	$979,984	$60,147

4.50%, 09/16/2047(b)	668,199	102,733

0.73% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(b)(e)	615,839	81,718

TBA, 2.00%, 01/01/2054(f)	4,984,000	4,221,020

2.50%, 01/01/2054(f)	23,848,000	20,865,197

3.00%, 01/01/2054(f)	16,250,000	14,715,096

3.50%, 01/01/2054(f)	3,900,000	3,632,484

4.50%, 01/01/2054(f)	16,000,000	15,617,540

5.00%, 01/01/2054(f)	21,140,000	20,994,689

5.50%, 01/01/2054(f)	14,730,000	14,838,210

6.00%, 01/01/2054(f)	27,300,000	27,761,754

6.50%, 01/01/2054(f)	4,000,000	4,095,156

Series 2020-137, Class A, 1.50%, 04/16/2062	7,769,952	5,957,936

		152,785,091

Uniform Mortgage-Backed Securities–7.91%
TBA, 4.00%, 01/01/2039(f)	11,600,000	11,382,500

2.00%, 01/01/2054(f)	25,979,000	21,237,833

2.50%, 01/01/2054(f)	6,055,000	5,151,954

5.00%, 01/01/2054(f)	10,680,000	10,567,359

		48,339,646

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $725,771,640)		670,165,876

Asset-Backed Securities–5.57%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 0.77%, 10/25/2035(a)	150,444	129,628

Agate Bay Mortgage Trust, Series 2015-2, Class B1, 3.62%, 03/25/2045(a)(g)	1,319,814	1,219,266

Banc of America Funding Trust, Series 2006-3, Class 5A5, 5.50%, 03/25/2036	21,315	18,699

Series 2006-A, Class 1A1, 5.49%, 02/20/2036(a)	161,111	150,183

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, 2.16%, 03/25/2035(a)	588,313	530,708

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(d)	12,226,408	201,979

CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.87%, 11/13/2050(d)	6,573,270	154,780

Chase Mortgage Finance Corp., Series 2016-2, Class M4, 3.75%, 12/25/2045(a)(g)	1,397,472	1,241,757

Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(g)	1,049,290	950,649

	Principal Amount	Value
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, 3.93%, 12/25/2035(a)	$12,305	$10,708

Series 2007-A2, Class 2A1, 5.82%, 06/25/2035(a)	180,517	177,193

Series 2007-A2, Class 2A4, 5.82%, 06/25/2035(a)	166,758	162,921

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(d)	15,834,721	471,702

Citigroup Mortgage Loan Trust, Series 2004-UST1, Class A4, 5.79%, 08/25/2034(a)	37,080	34,588

Series 2005-11, Class A2A, 7.78% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	450,510	438,208

Series 2006-AR2, Class 1A2, 2.56%, 03/25/2036(a)	9,753	9,200

COMM Mortgage Trust, Series 2015-CR24, Class XA, IO, 0.69%, 08/10/2048(d)	33,322,463	267,323

Commonbond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 02/25/2046(g)	690,079	653,886

Countrywide Home Loans Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 6.01% (1 mo. Term SOFR + 0.65%), 02/25/2035(e)	135,204	121,523

Credit Suisse Mortgage Capital Trust, Series 2013-7, Class B1, 3.54%, 08/25/2043(a)(g)	1,163,404	1,110,763

Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, 3.50%, 05/25/2045(a)(g)	297,456	267,807

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 5A1, 4.85%, 06/25/2034(a)	256,447	246,692

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.04%, 06/27/2037(a)(g)	1,386,970	1,195,289

Galton Funding Mortgage Trust, Series 2018-1, Class A33, 3.50%, 11/25/2057(a)(g)	280,372	254,278

GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 2.96%, 06/19/2035(a)	605,639	543,314

GSAA Home Equity Trust, Series 2007-7, Class A4, 6.01% (1 mo. Term SOFR + 0.65%), 07/25/2037(e)	19,880	18,388

GSR Mortgage Loan Trust, Series 2004-12, Class 3A6, 1.46%, 12/25/2034(a)	156,598	142,078

Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(a)	82,042	75,190

Invitation Homes Trust, Series 2018-SFR4, Class C, 6.88% (1 mo. Term SOFR + 1.51%), 01/17/2038(e)(g)	4,228,805	4,217,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Quality Income Fund

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A1, 4.87%, 02/25/2035(a)	$315,896	$297,303

Series 2005-A3, Class 6A5, 4.46%, 06/25/2035(a)	176,586	174,385

Series 2014-1, Class 1A17, 0.79%, 01/25/2044(a)(g)	550,232	505,958

Series 2017-5, Class A1, 3.68%, 10/26/2048(a)(g)	301,584	297,732

Series 2019-INV2, Class A15, 3.50%, 02/25/2050(a)(g)	136,002	122,084

JP Morgan Trust, Series 2015-3, Class A3, 3.50%, 05/25/2045(a)(g)	526,999	475,523

Luminent Mortgage Trust, Series 2006-1, Class A1, 6.19% (1 mo. Term SOFR + 0.83%), 04/25/2036(e)	29,478	24,483

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 5.87%, 04/21/2034(a)	93,946	90,490

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(a)	208,002	192,756

Series 2005-A, Class A1, 5.93% (1 mo. Term SOFR + 0.57%), 03/25/2030(e)	210,314	194,404

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(d)	5,405,453	151,296

Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 04/17/2037(g)	2,500,000	2,377,135

Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A2, 6.01% (1 mo. Term SOFR + 0.65%), 02/25/2046(e)	40,763	8,330

Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	26,686	20,151

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(g)	5,029,602	3,750,316

SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, 12/25/2061(a)(g)	6,765,278	5,480,731

Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(a)(g)	359,671	332,826

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 5.77% (1 mo. Term SOFR + 0.41%), 09/25/2034(e)	218,186	190,017

Series 2004-20, Class 3A1, 4.35%, 01/25/2035(a)	43,338	42,727

Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 2A1, 5.93% (1 mo. Term SOFR + 0.57%), 05/25/2045(e)	426,555	382,321

Structured Asset Sec Mortgage Pass-Through Ctfs., Series 2002-21A, Class B1II, 6.56%, 11/25/2032(a)	8,644	8,625

	Principal Amount	Value
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(d)	$10,043,670	$257,931

Vendee Mortgage Trust, Series 1999-3, Class IO, 0.00%, 10/15/2029(d)	3,137,966	3

Series 2001-3, Class IO, 0.00%, 10/15/2031(d)	1,704,975	5

Series 2002-2, Class IO, 0.00%, 01/15/2032(d)	4,663,441	20

Series 2002-3, Class IO, 0.26%, 08/15/2032(d)	5,218,845	22,008

Series 2003-1, Class IO, 0.06%, 11/15/2032(d)	8,788,147	14,044

Verus Securitization Trust, Series 2019-INV3, Class A2, 3.95%, 11/25/2059(a)(g)	761,398	743,161

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003-AR10, Class A7, 5.88%, 10/25/2033(a)	117,948	110,960

Series 2007-HY2, Class 2A1, 4.61%, 11/25/2036(a)	41,171	36,004

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(d)	8,985,808	248,429

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(g)	2,834,750	2,467,299

Total Asset-Backed Securities (Cost $39,713,460)		34,035,521

Commercial Paper–5.56%

Diversified Banks–5.56%
BNP Paribas S.A. (France), 0.00%, 02/08/2024	8,000,000	7,956,849

BPCE S.A. (France), 5.88% (SOFR + 0.54%), 11/14/2024(e)(g)	5,000,000	5,011,657

Societe Generale S.A. (France), 5.87% (SOFR + 0.54%), 11/13/2024(e)(g)	5,000,000	5,005,412

Toronto-Dominion Bank (The) (Canada), 6.02% (SOFR + 0.62%), 04/26/2024(e)(g)	14,000,000	14,019,590

5.75% (SOFR + 0.40%), 12/20/2024(e)(g)	2,000,000	1,999,819

Total Commercial Paper (Cost $33,956,849)		33,993,327

Agency Credit Risk Transfer Notes–3.66%
Fannie Mae Connecticut Avenue Securities, Series 2022-R03, Class 1M1, 7.44% (30 Day Average SOFR + 2.10%), 03/25/2042(e)(g)	3,917,334	3,964,853

Series 2022-R06, Class 1M1, 8.09% (30 Day Average SOFR + 2.75%), 05/25/2042(e)(g)	3,029,099	3,115,557

Series 2023-R02, Class 1M2, 8.69% (30 Day Average SOFR + 3.35%), 01/25/2043(e)(g)	5,550,000	5,829,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Quality Income Fund

	Principal Amount	Value
Freddie Mac, Series 2022-DNA4, Class M1B, STACR® , 8.69% (30 Day Average SOFR + 3.35%), 05/25/2042(e)(g)	$4,615,000	$4,808,447

Series 2022-HQA3, Class M1, STACR® , 7.64% (30 Day Average SOFR + 2.30%), 08/25/2042(e)(g)	4,530,893	4,609,459

Total Agency Credit Risk Transfer Notes (Cost $21,773,077)		22,327,730

Certificates of Deposit–1.97%

Diversified Banks–1.97%
Banco Santander S.A. (Spain), 5.75%, 11/27/2024	6,000,000	6,017,106

Wells Fargo Bank N.A., 5.89% (SOFR + 0.50%), 01/19/2024(e)	6,000,000	6,000,000

Total Certificates of Deposit (Cost $12,000,000)		12,017,106

	Principal Amount	Value
U.S. Treasury Securities–0.22%

U.S. Treasury Bills–0.22%
4.79% - 4.87%, 04/18/2024 (Cost $1,362,043)(h)(i)	$1,381,000	$1,359,708

	Shares
Money Market Funds–1.17%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(j)(k) (Cost $7,152,120)	7,152,120	7,152,120

TOTAL INVESTMENTS IN SECURITIES–127.85% (Cost $841,729,189)		781,051,388

OTHER ASSETS LESS LIABILITIES–(27.85)%		(170,162,959)

NET ASSETS–100.00%		$610,888,429

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
COFI	– Cost of Funds Index
Ctfs.	– Certificates
IBOR	– Interbank Offered Rate
IO	– Interest Only
MTA	– Moving Treasury Average
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(b)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(c)	Zero coupon bond issued at a discount.
(d)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $76,028,032, which represented 12.45% of the Fund’s Net Assets.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,552,417	$163,870,572	$(173,270,869)	$-	$-	$7,152,120	$383,637

(k)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Quality Income Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	53	March-2024	$ 5,983,203	$ 142,930	$ 142,930
U.S. Treasury 10 Year Ultra Notes	53	March-2024	6,254,828	279,791	279,791
U.S. Treasury Long Bonds	60	March-2024	7,496,250	543,616	543,616
Subtotal–Long Futures Contracts				966,337	966,337

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	80	March-2024	(16,473,125)	(122,829)	(122,829)
U.S. Treasury 5 Year Notes	245	March-2024	(26,649,492)	(572,800)	(572,800)
U.S. Treasury Ultra Bonds	7	March-2024	(935,156)	(8,107)	(8,107)
Subtotal–Short Futures Contracts				(703,736)	(703,736)
Total Futures Contracts				$ 262,601	$ 262,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Quality Income Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $834,577,069)	$773,899,268

Investments in affiliated money market funds, at value (Cost $7,152,120)	7,152,120

Receivable for:
Investments sold	1,604

Fund shares sold	265,448

Dividends	14,479

Interest	2,508,622

Principal paydowns	52,723

Investment for trustee deferred compensation and retirement plans	186,529

Other assets	45,500

Total assets	784,126,293

Liabilities:
Other investments:
Variation margin payable – futures contracts	43,600

Payable for:
TBA sales commitment	171,606,951

Dividends	285,930

Fund shares reacquired	707,758

Amount due custodian	33,449

Accrued fees to affiliates	306,790

Accrued other operating expenses	59,904

Trustee deferred compensation and retirement plans	193,482

Total liabilities	173,237,864

Net assets applicable to shares outstanding	$610,888,429

Net assets consist of:
Shares of beneficial interest	$829,497,747

Distributable earnings (loss)	(218,609,318)

$610,888,429

Net Assets:
Class A	$474,642,901

Class C	$16,153,915

Class R	$17,135,528

Class Y	$83,004,847

Class R5	$376,644

Class R6	$19,574,594

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	48,405,309

Class C	1,657,198

Class R	1,748,651

Class Y	8,433,239

Class R5	38,353

Class R6	1,988,713

Class A:
Net asset value per share	$9.81

Maximum offering price per share (Net asset value of $9.81 ÷ 95.75%)	$10.25

Class C:
Net asset value and offering price per share	$9.75

Class R:
Net asset value and offering price per share	$9.80

Class Y:
Net asset value and offering price per share	$9.84

Class R5:
Net asset value and offering price per share	$9.82

Class R6:
Net asset value and offering price per share	$9.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Quality Income Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$22,801,299

Dividends from affiliated money market funds	383,637

Total investment income	23,184,936

Expenses:
Advisory fees	2,653,162

Administrative services fees	87,897

Custodian fees	51,392

Distribution fees:
Class A	1,191,290

Class C	174,810

Class R	90,900

Transfer agent fees – A, C, R and Y	901,218

Transfer agent fees – R5	207

Transfer agent fees – R6	6,288

Trustees’ and officers’ fees and benefits	22,029

Registration and filing fees	97,640

Reports to shareholders	67,469

Professional services fees	77,613

Other	(56,294)

Total expenses	5,365,621

Less: Fees waived and/or expense offset arrangement(s)	(39,741)

Net expenses	5,325,880

Net investment income	17,859,056

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(23,878,704)

Futures contracts	(1,576,441)

(25,455,145)

Change in net unrealized appreciation of:
Unaffiliated investment securities	38,033,425

Futures contracts	18,512

38,051,937

Net realized and unrealized gain	12,596,792

Net increase in net assets resulting from operations	$30,455,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Quality Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$17,859,056	$11,487,593

Net realized gain (loss)	(25,455,145)	(35,951,502)

Change in net unrealized appreciation (depreciation)	38,051,937	(80,306,481)

Net increase (decrease) in net assets resulting from operations	30,455,848	(104,770,390)

Distributions to shareholders from distributable earnings:
Class A	(17,421,519)	(16,334,116)

Class C	(491,069)	(478,546)

Class R	(601,499)	(548,387)

Class Y	(3,204,672)	(2,663,489)

Class R5	(8,120)	(6,617)

Class R6	(835,507)	(872,066)

Total distributions from distributable earnings	(22,562,386)	(20,903,221)

Share transactions–net:
Class A	(43,088,533)	(87,661,083)

Class C	(3,086,350)	(9,564,788)

Class R	(2,578,194)	(1,496,150)

Class Y	326,948	(9,384,216)

Class R5	225,632	(302,893)

Class R6	(1,654,906)	(7,666,318)

Net increase (decrease) in net assets resulting from share transactions	(49,855,403)	(116,075,448)

Net increase (decrease) in net assets	(41,961,941)	(241,749,059)

Net assets:
Beginning of year	652,850,370	894,599,429

End of year	$610,888,429	$652,850,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Quality Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/23	$9.66	$0.27	$0.22	$0.49	$(0.34)	$9.81	5.25	%(d)	$474,643	0.86	%(d)	0.87	%(d)	2.83	%(d)	427%
Year ended 12/31/22	11.36	0.16	(1.57)	(1.41)	(0.29)	9.66	(12.52	)(d)	511,108	0.85	(d)	0.85	(d)	1.53	(d)	520
Year ended 12/31/21	11.90	0.07	(0.25)	(0.18)	(0.36)	11.36	(1.55	)(e)	697,347	0.84	(e)	0.86	(e)	0.57	(e)	401
Year ended 12/31/20	11.72	0.26	0.36	0.62	(0.44)	11.90	5.33	(e)	816,715	0.83	(e)	0.85	(e)	2.15	(e)	979
Year ended 12/31/19	11.48	0.35	0.33	0.68	(0.44)	11.72	5.97	(d)	301,996	0.92	(d)	0.92	(d)	3.04	(d)	448
Class C
Year ended 12/31/23	9.60	0.20	0.22	0.42	(0.27)	9.75	4.46		16,154	1.62		1.63		2.07		427
Year ended 12/31/22	11.28	0.08	(1.55)	(1.47)	(0.21)	9.60	(13.12)		19,025	1.61		1.61		0.77		520
Year ended 12/31/21	11.82	(0.02)	(0.25)	(0.27)	(0.27)	11.28	(2.35	)(e)	32,752	1.62	(e)	1.62	(e)	(0.21	)(e)	401
Year ended 12/31/20	11.64	0.16	0.37	0.53	(0.35)	11.82	4.57	(e)	53,821	1.60	(e)	1.60	(e)	1.38	(e)	979
Year ended 12/31/19	11.40	0.27	0.32	0.59	(0.35)	11.64	5.19		8,659	1.68		1.68		2.28		448
Class R
Year ended 12/31/23	9.65	0.25	0.22	0.47	(0.32)	9.80	4.97		17,136	1.12		1.13		2.57		427
Year ended 12/31/22	11.35	0.13	(1.57)	(1.44)	(0.26)	9.65	(12.76)		19,497	1.11		1.11		1.27		520
Year ended 12/31/21	11.89	0.03	(0.25)	(0.22)	(0.32)	11.35	(1.84)		24,551	1.12		1.12		0.29		401
Period ended 12/31/20(f)	11.79	0.14	0.21	0.35	(0.25)	11.89	2.99		27,785	1.10	(g)	1.10	(g)	1.88	(g)	979
Class Y
Year ended 12/31/23	9.70	0.30	0.21	0.51	(0.37)	9.84	5.38		83,005	0.62		0.63		3.07		427
Year ended 12/31/22	11.40	0.18	(1.57)	(1.39)	(0.31)	9.70	(12.26)		82,042	0.61		0.61		1.77		520
Year ended 12/31/21	11.95	0.10	(0.26)	(0.16)	(0.39)	11.40	(1.35)		106,019	0.57		0.62		0.84		401
Year ended 12/31/20	11.77	0.29	0.36	0.65	(0.47)	11.95	5.59		185,925	0.52		0.61		2.46		979
Year ended 12/31/19	11.53	0.38	0.33	0.71	(0.47)	11.77	6.21		20,339	0.68		0.68		3.28		448
Class R5
Year ended 12/31/23	9.67	0.30	0.22	0.52	(0.37)	9.82	5.54		377	0.58		0.58		3.11		427
Year ended 12/31/22	11.37	0.19	(1.57)	(1.38)	(0.32)	9.67	(12.26)		139	0.57		0.57		1.81		520
Year ended 12/31/21	11.91	0.10	(0.25)	(0.15)	(0.39)	11.37	(1.29)		489	0.56		0.57		0.85		401
Year ended 12/31/20	11.76	0.30	0.33	0.63	(0.48)	11.91	5.42		395	0.46		0.46		2.52		979
Year ended 12/31/19	11.52	0.40	0.32	0.72	(0.48)	11.76	6.36		132,657	0.55		0.55		3.41		448
Class R6
Year ended 12/31/23	9.70	0.31	0.21	0.52	(0.38)	9.84	5.50		19,575	0.51		0.51		3.18		427
Year ended 12/31/22	11.40	0.20	(1.57)	(1.37)	(0.33)	9.70	(12.16)		21,040	0.50		0.50		1.88		520
Year ended 12/31/21	11.95	0.11	(0.26)	(0.15)	(0.40)	11.40	(1.30)		33,442	0.51		0.51		0.90		401
Year ended 12/31/20	11.77	0.30	0.36	0.66	(0.48)	11.95	5.69		33,032	0.46		0.46		2.52		979
Year ended 12/31/19	11.53	0.40	0.32	0.72	(0.48)	11.77	6.35		22,379	0.55		0.55		3.41		448

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,606,141,382 in connection with the acquisition of Invesco Oppenheimer Limited-Term Government Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2023, 2022 and 2019, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.99% for Class A and Class C shares for the years ended December 31, 2021 and 2020, respectively.

(f)	Commencement date of May 15, 2020.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Quality Income Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

 The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

 The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

18 Invesco Quality Income Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

K.	Other Risks – Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the

19 Invesco Quality Income Fund

U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $100 million	0.4700%
Next $150 million	0.4400%
Next $250 million	0.4125%
Next $2 billion	0.3825%
Next $2.5 billion	0.3800%
Next $2.5 billion	0.3650%
Next $2.5 billion	0.3400%
Next $2.5 billion	0.2950%
Over $12.5 billion	0.2700%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $7,804.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $19,074 in front-end sales commissions from the sale of Class A shares and $49 and $367 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20 Invesco Quality Income Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

–  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

–  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$670,165,876	$–	$670,165,876

Asset-Backed Securities	–	34,035,521	–	34,035,521

Commercial Paper	–	33,993,327	–	33,993,327

Agency Credit Risk Transfer Notes	–	22,327,730	–	22,327,730

Certificates of Deposit	–	12,017,106	–	12,017,106

U.S. Treasury Securities	–	1,359,708	–	1,359,708

Money Market Funds	7,152,120	–	–	7,152,120

Total Investments in Securities	7,152,120	773,899,268	–	781,051,388

Other Investments - Assets*

Futures Contracts	966,337	–	–	966,337

Other Investments - Liabilities*

Futures Contracts	(703,736)	–	–	(703,736)

Total Other Investments	262,601	–	–	262,601

Total Investments	$7,414,721	$773,899,268	$–	$781,313,989

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$966,337

Derivatives not subject to master netting agreements	(966,337)

Total Derivative Assets subject to master netting agreements	$–

Value

Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(703,736)

Derivatives not subject to master netting agreements	703,736

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

21 Invesco Quality Income Fund

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,576,441)
Change in Net Unrealized Appreciation:
Futures contracts	18,512
Total	$(1,557,929)

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$92,603,423

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $31,937.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$22,562,386	$20,903,221

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,512,591

Net unrealized appreciation (depreciation) – investments	(60,684,793)

Temporary book/tax differences	(171,250)

Capital loss carryforward	(159,265,866)

Shares of beneficial interest	829,497,747

Total net assets	$610,888,429

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

22 Invesco Quality Income Fund

 The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$82,865,208	$76,400,658	$159,265,866

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $5,202,493 and $23,389,891, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,623,303

Aggregate unrealized (depreciation) of investments	(69,308,096)

Net unrealized appreciation (depreciation) of investments	$(60,684,793)

 Cost of investments for tax purposes is $841,998,782.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2023, undistributed net investment income was increased by $3,692,488 and undistributed net realized gain (loss) was decreased by $3,692,488. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,464,585	$23,756,959	3,372,175	$35,129,235

Class C	361,569	3,464,372	390,796	4,059,915

Class R	208,795	2,005,855	352,401	3,685,988

Class Y	4,297,128	41,908,617	4,316,746	44,291,312

Class R5	23,916	224,831	18,411	194,453

Class R6	993,878	9,521,549	406,909	4,263,706

Issued as reinvestment of dividends:
Class A	1,544,119	14,852,493	1,370,790	13,965,439

Class C	46,162	441,511	41,871	424,011

Class R	61,521	591,593	53,209	540,200

Class Y	262,980	2,536,732	202,453	2,061,206

Class R5	810	7,737	517	5,374

Class R6	72,039	695,293	63,882	654,044

Automatic conversion of Class C shares to Class A shares:
Class A	235,813	2,276,910	355,040	3,669,718

Class C	(237,228)	(2,276,910)	(357,288)	(3,669,718)

Reacquired:
Class A	(8,745,310)	(83,974,895)	(13,604,332)	(140,425,475)

Class C	(494,503)	(4,715,323)	(996,999)	(10,378,996)

Class R	(541,228)	(5,175,642)	(549,950)	(5,722,338)

Class Y	(4,586,301)	(44,118,401)	(5,360,927)	(55,736,734)

Class R5	(738)	(6,936)	(47,530)	(502,720)

Class R6	(1,246,719)	(11,871,748)	(1,234,913)	(12,584,068)

Net increase (decrease) in share activity	(5,278,712)	$(49,855,403)	(11,206,739)	$(116,075,448)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23 Invesco Quality Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Quality Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Quality Income Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24 Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,031.10	$4.45	$1,020.82	$4.43	0.87%
Class C	1,000.00	1,027.30	8.33	1,016.99	8.29	1.63
Class R	1,000.00	1,029.80	5.78	1,019.51	5.75	1.13
Class Y	1,000.00	1,032.30	3.23	1,022.03	3.21	0.63
Class R5	1,000.00	1,032.60	3.02	1,022.23	3.01	0.59
Class R6	1,000.00	1,032.90	2.66	1,022.58	2.65	0.52

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25 Invesco Quality Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.28%
Qualified Business Income*	0.00%
Business Interest Income*	98.50%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26 Invesco Quality Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP’	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6 Invesco Quality Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	VK-QINC-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Select Risk: Conservative Investor Fund

Nasdaq:

A: OACIX ∎ C: OCCIX ∎ R: ONCIX ∎ Y: OYCIX ∎ R5: PXCIX ∎ R6: PXCCX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Select Risk: Conservative Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Conservative Investor Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.85%
Class C Shares	7.19
Class R Shares	7.70
Class Y Shares	8.20
Class R5 Shares	8.34
Class R6 Shares	8.34
Bloomberg Global Aggregate USD Hedged Index▼	7.15
MSCI All Country World Index▼	22.20
Custom Invesco Select Risk: Conservative Investor Index∎	10.11

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the United States, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. From an absolute performance perspective, the portfolio’s allocations to equity, fixed income and alternatives all contributed to performance, with fixed income being the largest contributor. The only detractor within any of those allocations from an absolute performance perspective was the Invesco Master Loan Fund which closed and liquidated in December 2023.

 From a relative performance perspective, the portfolio underperformed its custom benchmark, the Custom Invesco Select Risk: Conservative Investor Index, during the year. Underperformance was driven mainly by style selection within the equity allocation and manager selection within the fixed income allocation. The primary detractors to relative performance within the fixed income allocation were the Invesco Master Loan Fund and Invesco Equal Weight 0-30 Year Treasury ETF, while the primary detractor within the equity allocation was the Invesco S&P 500 Low Volatility ETF.

 Conversely, allocations to other fixed income funds were the leading contributors to relative performance during the year. Within the allocation, the Invesco High Yield Fund, Invesco International Bond Fund and Invesco Taxable Municipal Bond ETF were the leading contributors.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Select Risk: Conservative Investor Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Select Risk: Conservative Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Select Risk: Conservative Investor Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	1.81%
10 Years	2.04
5 Years	1.53
1 Year	1.94

Class C Shares
Inception (4/5/05)	1.77%
10 Years	2.01
5 Years	1.92
1 Year	6.19

Class R Shares
Inception (4/5/05)	1.84%
10 Years	2.37
5 Years	2.44
1 Year	7.70

Class Y Shares
Inception (4/5/05)	2.40%
10 Years	2.87
5 Years	2.94
1 Year	8.20

Class R5 Shares
10 Years	2.77%
5 Years	3.00
1 Year	8.34

Class R6 Shares
10 Years	2.77%
5 Years	3.00
1 Year	8.34

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Conservative Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Conservative Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Select Risk: Conservative Investor Fund

Supplemental Information

Invesco Select Risk: Conservative Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Conservative Investor Index is composed of 20% MSCI All Country World Index and 80% Bloomberg Global Aggregate USD Hedged Index.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Select Risk: Conservative Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Fixed Income Funds	75.18%

Equity Funds	16.33

Alternative Funds	4.88

Money Market Funds	3.61

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6	Invesco Select Risk: Conservative Investor Fund

Schedule of Investments

December 31, 2023

Invesco Select Risk: Conservative Investor Fund

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/23	12/31/23

Alternative Funds–5.03%
Invesco Global Real Estate Income Fund, Class R6	2.13%	$7,579,479	$518,925	$(808,046)	$636,858	$33,192	$261,473	948,797	$7,960,408

Invesco Macro Allocation Strategy Fund, Class R6	2.90%	10,596,254	976,248	(691,668)	72,661	(84,749)	174,570	1,447,237	10,868,746

Total Alternative Funds		18,175,733	1,495,173	(1,499,714)	709,519	(51,557)	436,043		18,829,154

Domestic Equity Funds–10.69%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	2.02%	5,293,956	2,359,553	(998,480)	850,641	42,275	–	262,994	7,547,945

Invesco Main Street Small Cap Fund, Class R6	1.30%	4,735,550	463,424	(1,128,452)	923,300	(126,284)	30,867	232,230	4,867,538

Invesco Russell 1000® Dynamic Multifactor ETF	2.79%	9,843,737	301,923	(1,585,086)	1,877,673	(6,438)	147,678	202,914	10,431,809

Invesco S&P 500® Low Volatility ETF	2.19%	9,570,047	428,391	(1,599,644)	(142,634)	(60,107)	206,639	130,802	8,196,053

Invesco S&P 500® Pure Growth ETF	1.32%	8,729,704	698,705	(4,637,915)	(111,259)	267,352	92,915	153,335	4,946,587

Invesco S&P 500® Pure Value ETF	1.07%	5,754,378	–	(1,950,778)	(206,461)	392,195	103,342	48,603	3,989,334

Total Domestic Equity Funds		43,927,372	4,251,996	(11,900,355)	3,191,260	508,993	581,441		39,979,266

Fixed Income Funds–77.53%
Invesco Core Plus Bond Fund, Class R6	17.79%	74,777,453	5,345,369	(14,530,214)	4,911,642	(3,953,842)	3,212,189	7,202,425	66,550,408

Invesco Equal Weight 0-30 Year Treasury ETF(c)(d)	12.96%	62,791,886	4,099,640	(19,111,858)	4,454,540	(3,728,021)	1,460,894	1,682,490	48,506,187

Invesco Floating Rate ESG Fund, Class R6(e)	7.52%	–	28,365,424	(231,503)	26,158	(2,398)	910,794	4,140,373	28,154,538

Invesco Fundamental High Yield® Corporate Bond ETF	–	18,476,144	161,674	(18,644,857)	1,673,557	(1,666,518)	183,208	–	–

Invesco High Yield Fund, Class R6	10.57%	–	40,739,774	(2,412,317)	1,235,365	6,818	2,081,001	11,273,402	39,569,640

Invesco Income Fund, Class R6	1.02%	6,402,490	254,980	(2,890,932)	3,259	34,567	254,983	555,382	3,804,364

Invesco International Bond Fund, Class R6(e)	7.77%	15,870,511	15,809,364	(3,810,520)	2,315,771	(192,841)	322,267	6,544,209	29,056,289

Invesco Master Loan Fund, Class R6	–	28,835,120	1,660,537	(29,378,259)	5,109,589	(6,226,987)	1,649,779	–	–

Invesco Taxable Municipal Bond ETF(c)	8.38%	37,958,912	660,012	(8,933,967)	3,895,146	(2,235,120)	1,220,216	1,164,808	31,344,983

Invesco Variable Rate Investment Grade ETF	11.52%	34,878,214	12,064,976	(4,362,577)	513,285	7,779	2,561,080	1,724,757	43,101,677

Total Fixed Income Funds		279,990,730	109,161,750	(104,307,004)	24,138,312	(17,956,563)	13,856,411		290,088,086

Foreign Equity Funds–6.16%
Invesco Developing Markets Fund, Class R6	1.24%	5,760,099	43,573	(1,748,910)	1,369,113	(806,920)	43,572	119,703	4,616,955

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.99%	–	3,711,371	(386,301)	363,923	17,155	103,906	78,199	3,706,148

Invesco Global Infrastructure Fund, Class R6	0.96%	3,674,829	108,939	(155,196)	(7,851)	(15,597)	104,680	313,217	3,605,124

Invesco International Select Equity Fund, Class R6	–	4,560,426	–	(4,766,782)	1,606,909	(1,400,553)	–	–	–

Invesco Oppenheimer International Growth Fund, Class R6	1.00%	–	4,163,916	(484,100)	49,911	390,410	37,794	105,464	3,754,513

Invesco RAFI™ Strategic Developed ex-US ETF	–	5,830,446	–	(6,003,114)	596,541	(423,873)	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	0.99%	3,748,559	20,520	(225,688)	189,118	(25,229)	149,303	154,213	3,707,280

Invesco S&P International Developed Low Volatility ETF	0.98%	3,768,321	10,787	(309,609)	197,868	(7,802)	133,517	129,910	3,659,565

Total Foreign Equity Funds		27,342,680	8,059,106	(14,079,700)	4,365,532	(2,272,409)	572,772		23,049,585

Money Market Funds–0.67%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.23%	700,953	23,839,507	(23,667,110)	–	–	37,645	873,350	873,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: Conservative Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized		Dividend		Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income		12/31/23	12/31/23

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.17%	$500,821	$17,028,220	$(16,905,079)	$20	$(252)		$27,551		623,294	$623,730

Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.27%	801,089	27,245,151	(27,048,126)	–	–		42,949		998,114	998,114

Total Money Market Funds		2,002,863	68,112,878	(67,620,315)	20	(252)		108,145			2,495,194

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $389,328,390)	100.08%	371,439,378	191,080,903	(199,407,088)	32,404,643	(19,771,788)		15,554,812			374,441,285

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.05%
Invesco Private Government Fund, 5.32%(f)(g)	0.85%	–	27,849,401	(24,651,885)	–	–		107,025	(h)	3,197,516	3,197,516

Invesco Private Prime Fund, 5.55%(f)(g)	2.20%	–	68,203,674	(59,978,434)	725	(3,778)		286,002	(h)	8,216,435	8,222,187

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,418,978)	3.05%	–	96,053,075	(84,630,319)	725	(3,778)		393,027			11,419,703

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $400,747,368)	103.13%	$371,439,378	$287,133,978	$(284,037,407)	$32,405,368	$(19,775,566	)(i)	$15,947,839			$385,860,988

OTHER ASSETS LESS LIABILITIES	(3.13)%										(11,701,634)

NET ASSETS	100.00%										$374,159,354

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)	Effective August 25, 2023, the underlying fund’s name changed.
(e)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Oppenheimer International Growth Fund	$365,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Conservative Investor Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated underlying funds, at value (Cost $400,747,368)*	$385,860,988

Cash	55,024

Receivable for:
Fund shares sold	386,215

Dividends - affiliated underlying funds	979,384

Investment for trustee deferred compensation and retirement plans	35,204

Other assets	42,138

Total assets	387,358,953

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	972,205

Fund shares reacquired	563,738

Collateral upon return of securities loaned	11,418,978

Accrued fees to affiliates	170,152

Accrued trustees’ and officers’ fees and benefits	2,375

Accrued other operating expenses	36,947

Trustee deferred compensation and retirement plans	35,204

Total liabilities	13,199,599

Net assets applicable to shares outstanding	$374,159,354

Net assets consist of:

Shares of beneficial interest	$411,143,043

Distributable earnings (loss)	(36,983,689)

$374,159,354

Net Assets:

Class A	$292,077,795

Class C	$33,124,066

Class R	$41,781,952

Class Y	$7,079,998

Class R5	$54,778

Class R6	$40,765

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	34,427,132

Class C	3,943,761

Class R	4,934,907

Class Y	830,924

Class R5	6,468

Class R6	4,814

Class A:
Net asset value per share	$8.48

Maximum offering price per share (Net asset value of $8.48 ÷ 94.50%)	$8.97

Class C:
Net asset value and offering price per share	$8.40

Class R:
Net asset value and offering price per share	$8.47

Class Y:
Net asset value and offering price per share	$8.52

Class R5:
Net asset value and offering price per share	$8.47

Class R6:
Net asset value and offering price per share	$8.47

*	At December 31, 2023, securities with an aggregate value of $11,072,820 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Conservative Investor Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $65,276)	$15,620,088

Interest	93,602

Total investment income	15,713,690

Expenses:

Custodian fees	11,891

Distribution fees:
Class A	694,318

Class C	358,490

Class R	204,207

Transfer agent fees – A, C, R and Y	445,212

Transfer agent fees – R5	5

Transfer agent fees – R6	6

Trustees’ and officers’ fees and benefits	20,136

Registration and filing fees	101,709

Reports to shareholders	28,703

Professional services fees	44,612

Other	13,895

Total expenses	1,923,184

Less: Expense offset arrangement(s)	(17,685)

Net expenses	1,905,499

Net investment income	13,808,191

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(20,141,190)

Foreign currencies	(392,380)

Futures contracts	(585,798)

Capital gain distributions from affiliated underlying fund shares	365,624

(20,753,744)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	32,405,368

Foreign currencies	(56,717)

Futures contracts	2,567,750

34,916,401

Net realized and unrealized gain	14,162,657

Net increase in net assets resulting from operations	$27,970,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Conservative Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$13,808,191	$8,927,132

Net realized gain (loss)	(20,753,744)	(15,557,895)

Change in net unrealized appreciation (depreciation)	34,916,401	(66,685,187)

Net increase (decrease) in net assets resulting from operations	27,970,848	(73,315,950)

Distributions to shareholders from distributable earnings:

Class A	(8,837,228)	(7,877,419)

Class C	(764,308)	(739,246)

Class R	(1,158,979)	(1,002,758)

Class Y	(231,849)	(203,313)

Class R5	(1,844)	(275)

Class R6	(1,372)	(275)

Total distributions from distributable earnings	(10,995,580)	(9,823,286)

Share transactions–net:

Class A	(8,443,570)	(6,424,050)

Class C	(6,862,247)	(11,238,113)

Class R	(941,243)	625,963

Class Y	(220,386)	602,418

Class R5	44,918	–

Class R6	31,579	(7,827)

Net increase (decrease) in net assets resulting from share transactions	(16,390,949)	(16,441,609)

Net increase (decrease) in net assets	584,319	(99,580,845)

Net assets:

Beginning of year	373,575,035	473,155,880

End of year	$374,159,354	$373,575,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Conservative Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/23	$ 8.11	$0.32	$ 0.32	$ 0.64	$(0.27)	$ -	$(0.27)	$ 8.48	7.85%		$292,078	0.42	%(f)	0.42	%(f)	3.81	%(f)	33%
Year ended 12/31/22	9.88	0.20	(1.74)	(1.54)	(0.16)	(0.07)	(0.23)	8.11	(15.62	)(f)	287,368	0.41	(f)	0.41	(f)	2.32	(f)	21
Year ended 12/31/21	10.03	0.17	0.14	0.31	(0.35)	(0.11)	(0.46)	9.88	3.11	(f)	357,004	0.37	(f)	0.42	(f)	1.68	(f)	27
Year ended 12/31/20	9.46	0.18	0.60	0.78	(0.21)	-	(0.21)	10.03	8.29	(f)	451,258	0.33	(f)	0.43	(f)	1.85	(f)	80
Eleven months ended 12/31/19	9.31	0.21	0.56	0.77	(0.33)	(0.29)	(0.62)	9.46	8.26		415,244	0.43	(g)	0.53	(g)	2.39	(g)	6
Year ended 01/31/19	9.67	0.22	(0.37)	(0.15)	(0.21)	-	(0.21)	9.31	(1.49)		396,318	0.42		0.52		2.35		45
Class C
Year ended 12/31/23	8.02	0.25	0.33	0.58	(0.20)	-	(0.20)	8.40	7.19		33,124	1.18		1.18		3.05		33
Year ended 12/31/22	9.77	0.14	(1.73)	(1.59)	(0.09)	(0.07)	(0.16)	8.02	(16.34)		38,359	1.17		1.17		1.56		21
Year ended 12/31/21	9.92	0.09	0.14	0.23	(0.27)	(0.11)	(0.38)	9.77	2.31		59,281	1.13		1.18		0.92		27
Year ended 12/31/20	9.35	0.10	0.61	0.71	(0.14)	-	(0.14)	9.92	7.55		68,581	1.09		1.19		1.09		80
Eleven months ended 12/31/19	9.20	0.14	0.55	0.69	(0.25)	(0.29)	(0.54)	9.35	7.48		88,939	1.19	(g)	1.29	(g)	1.63	(g)	6
Year ended 01/31/19	9.56	0.15	(0.38)	(0.23)	(0.13)	-	(0.13)	9.20	(2.30)		125,385	1.17		1.27		1.60		45
Class R
Year ended 12/31/23	8.09	0.30	0.32	0.62	(0.24)	-	(0.24)	8.47	7.70		41,782	0.68		0.68		3.55		33
Year ended 12/31/22	9.86	0.17	(1.74)	(1.57)	(0.13)	(0.07)	(0.20)	8.09	(15.90)		40,864	0.67		0.67		2.06		21
Year ended 12/31/21	10.01	0.14	0.14	0.28	(0.32)	(0.11)	(0.43)	9.86	2.84		49,057	0.63		0.68		1.42		27
Year ended 12/31/20	9.44	0.15	0.61	0.76	(0.19)	-	(0.19)	10.01	8.03		51,481	0.59		0.69		1.59		80
Eleven months ended 12/31/19	9.29	0.19	0.55	0.74	(0.30)	(0.29)	(0.59)	9.44	7.99		49,017	0.68	(g)	0.78	(g)	2.13	(g)	6
Year ended 01/31/19	9.65	0.20	(0.37)	(0.17)	(0.19)	-	(0.19)	9.29	(1.73)		44,044	0.67		0.77		2.10		45
Class Y
Year ended 12/31/23	8.14	0.34	0.33	0.67	(0.29)	-	(0.29)	8.52	8.20		7,080	0.18		0.18		4.05		33
Year ended 12/31/22	9.93	0.22	(1.76)	(1.54)	(0.18)	(0.07)	(0.25)	8.14	(15.53)		6,967	0.17		0.17		2.56		21
Year ended 12/31/21	10.08	0.20	0.14	0.34	(0.38)	(0.11)	(0.49)	9.93	3.38		7,785	0.13		0.18		1.92		27
Year ended 12/31/20	9.49	0.20	0.63	0.83	(0.24)	-	(0.24)	10.08	8.71		8,821	0.09		0.19		2.09		80
Eleven months ended 12/31/19	9.34	0.23	0.56	0.79	(0.35)	(0.29)	(0.64)	9.49	8.47		8,189	0.19	(g)	0.29	(g)	2.63	(g)	6
Year ended 01/31/19	9.71	0.24	(0.38)	(0.14)	(0.23)	-	(0.23)	9.34	(1.31)		6,671	0.18		0.28		2.59		45
Class R5
Year ended 12/31/23	8.09	0.34	0.33	0.67	(0.29)	-	(0.29)	8.47	8.34		55	0.08		0.08		4.15		33
Year ended 12/31/22	9.87	0.23	(1.75)	(1.52)	(0.19)	(0.07)	(0.26)	8.09	(15.42)		9	0.07		0.07		2.66		21
Year ended 12/31/21	10.03	0.20	0.14	0.34	(0.39)	(0.11)	(0.50)	9.87	3.38		10	0.10		0.15		1.95		27
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	-	(0.24)	10.03	8.67		11	0.04		0.14		2.14		80
Period ended 12/31/19(h)	9.50	0.16	0.43	0.59	(0.35)	(0.29)	(0.64)	9.45	6.30		10	0.15	(g)	0.25	(g)	2.67	(g)	6
Class R6
Year ended 12/31/23	8.09	0.35	0.32	0.67	(0.29)	-	(0.29)	8.47	8.34		41	0.08		0.08		4.15		33
Year ended 12/31/22	9.87	0.23	(1.75)	(1.52)	(0.19)	(0.07)	(0.26)	8.09	(15.41)		9	0.07		0.07		2.66		21
Year ended 12/31/21	10.03	0.20	0.14	0.34	(0.39)	(0.11)	(0.50)	9.87	3.37		18	0.10		0.15		1.95		27
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	-	(0.24)	10.03	8.67		11	0.04		0.14		2.14		80
Period ended 12/31/19(h)	9.50	0.16	0.44	0.60	(0.36)	(0.29)	(0.65)	9.45	6.31		10	0.07	(g)	0.17	(g)	2.75	(g)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.47%, 0.45%, 0.47% and 0.55% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(d)	Does not include indirect expenses from affiliated fund fees and expenses of 0.46% and 0.48% for the eleven months ended December 31, 2019 and for the year ended January 31, 2019, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Conservative Investor Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Conservative Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

13	Invesco Select Risk: Conservative Investor Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown

14	Invesco Select Risk: Conservative Investor Fund

as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $2,131 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would

15	Invesco Select Risk: Conservative Investor Fund

continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.50%, 1.25%, 0.75%, 0.25%, 0.25%, and 0.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2025. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. The Adviser did not reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $22,235 in front-end sales commissions from the sale of Class A shares and $23,920 and $1,001 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

16	Invesco Select Risk: Conservative Investor Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$371,946,091	$–	$–	$371,946,091

Money Market Funds	2,495,194	11,419,703	–	13,914,897

Total Investments	$374,441,285	$11,419,703	$–	$385,860,988

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$105,399	$(691,197)	$(585,798)

Change in Net Unrealized Appreciation:
Futures contracts	26,823	2,540,927	2,567,750

Total	$132,222	$1,849,730	$1,981,952

The table below summarizes the average notional value of derivatives held during the period.

			Futures Contracts

Average notional value			$65,583,698

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,685.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$10,995,580	$9,823,286

*	Includes short-term capital gain distributions, if any.

17	Invesco Select Risk: Conservative Investor Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$5,777,109

Net unrealized appreciation (depreciation) - investments	(18,709,673)

Temporary book/tax differences	(36,111)

Capital loss carryforward	(24,015,014)

Shares of beneficial interest	411,143,043

Total net assets	$374,159,354

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,554,995	$19,460,019	$24,015,014

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $122,968,025 and $131,786,773, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 13,956,980

Aggregate unrealized (depreciation) of investments	(32,666,653)

Net unrealized appreciation (depreciation) of investments	$(18,709,673)

Cost of investments for tax purposes is $404,570,661.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $188,966, undistributed net realized gain (loss) was increased by $7,053,022 and shares of beneficial interest was decreased by $6,864,056. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	7,631,485	$63,931,261	7,485,091	$65,209,057

Class C	909,468	7,545,362	739,809	6,427,846

Class R	906,701	7,561,241	930,994	8,142,117

Class Y	318,325	2,675,584	249,946	2,190,915

Class R5	5,233	43,383	-	-

Class R6	3,648	30,627	11	98

Issued as reinvestment of dividends:
Class A	1,007,891	8,496,544	926,391	7,586,867

Class C	89,845	750,210	89,431	725,288

Class R	137,580	1,158,423	122,510	1,000,908

Class Y	24,922	211,088	22,710	186,675

Class R5	182	1,535	-	-

Class R6	126	1,063	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	620,429	5,181,937	760,823	6,720,693

Class C	(628,983)	(5,181,937)	(771,541)	(6,720,693)

18	Invesco Select Risk: Conservative Investor Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(10,285,733)	$(86,053,312)	(9,835,742)	$(85,940,667)

Class C	(1,207,541)	(9,975,882)	(1,341,309)	(11,670,554)

Class R	(1,161,001)	(9,660,907)	(976,092)	(8,517,062)

Class Y	(368,283)	(3,107,058)	(200,955)	(1,775,172)

Class R6	(13)	(111)	(813)	(7,925)

Net increase (decrease) in share activity	(1,995,719)	$(16,390,949)	(1,798,736)	$(16,441,609)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 12% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19	Invesco Select Risk: Conservative Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Conservative Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Conservative Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended December 31, 2023 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.

For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Oppenheimer Portfolio Series: Conservative Investor Fund (subsequently renamed Invesco Select Risk: Conservative Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Select Risk: Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,035.10	$2.15	$1,023.09	$2.14	0.42%
Class C	1,000.00	1,032.00	6.04	1,019.26	6.01	1.18
Class R	1,000.00	1,034.80	3.49	1,021.78	3.47	0.68
Class Y	1,000.00	1,037.40	0.92	1,024.30	0.92	0.18
Class R5	1,000.00	1,037.30	0.41	1,024.80	0.41	0.08
Class R6	1,000.00	1,038.50	0.41	1,024.80	0.41	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Select Risk: Conservative Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	10.40%
Corporate Dividends Received Deduction*	6.48%
U.S. Treasury Obligations*	23.19%
Qualified Business Income*	0.00%
Business Interest Income*	68.77%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Select Risk: Conservative Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSCI-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Select Risk: Growth Investor Fund

Nasdaq:

A: AADAX ∎ C: AADCX ∎ R: AADRX ∎ S: AADSX ∎ Y: AADYX ∎ R5: AADIX ∎ R6: AAESX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Fund Expenses

20	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Select Risk: Growth Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Growth Investor Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.41%
Class C Shares	12.61
Class R Shares	13.23
Class S Shares	13.51
Class Y Shares	13.77
Class R5 Shares	13.81
Class R6 Shares	13.89
Bloomberg Global Aggregate USD Hedged Index▼	7.15
MSCI All Country World Index▼	22.20
Custom Invesco Select Risk: Growth Investor Index∎	19.15

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the US, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. From an absolute Fund performance perspective, almost all allocations across equity, fixed income and alternative assets contributed to return for the year with only an individual small cap US equity holding and a business loan holding detracting from performance.

 From a relative Fund performance perspective, the portfolio underperformed its custom benchmark, the Custom Invesco Select Risk: Growth Investor Index, during the fiscal year. Fund underperformance was driven mainly by style selection within the equity allocations. Within the equity allocation, the Invesco S&P 500 Low Volatility ETF, Invesco S&P 500 Pure Growth ETF and Invesco S&P Emerging Markets Low Volatility ETF were the primary detractors.

 Conversely, allocations to other equity funds were the leading contributors to relative performance during the year. Within the allocations, the Invesco Global Fund and the Invesco NASDAQ 100 ETF were the leading contributors to relative performance.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Select Risk: Growth Investor Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Select Risk: Growth Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Select Risk: Growth Investor Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	5.32%
10 Years	4.39
5 Years	5.92
1 Year	7.19

Class C Shares
Inception (4/30/04)	5.31%
10 Years	4.34
5 Years	6.32
1 Year	11.61

Class R Shares
Inception (4/30/04)	5.37%
10 Years	4.72
5 Years	6.86
1 Year	13.23

Class S Shares
Inception (9/25/09)	6.87%
10 Years	5.08
5 Years	7.23
1 Year	13.51

Class Y Shares
Inception (10/3/08)	6.71%
10 Years	5.25
5 Years	7.40
1 Year	13.77

Class R5 Shares
Inception (4/30/04)	5.97%
10 Years	5.33
5 Years	7.46
1 Year	13.81

Class R6 Shares
10 Years	5.22%
5 Years	7.49
1 Year	13.89

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Select Risk: Growth Investor Fund

Supplemental Information

Invesco Select Risk: Growth Investor Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Growth Investor Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Global Aggregate USD Hedged Index.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non- resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Select Risk: Growth Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	71.90%

Fixed Income Funds	22.43

Alternative Funds	4.93

Money Market Funds	0.74

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6	Invesco Select Risk: Growth Investor Fund

Schedule of Investments

December 31, 2023

Invesco Select Risk: Growth Investor Fund

Schedule of Investments in Affiliated Issuers–99.99%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/23	12/31/23
Alternative Funds-4.93%
Invesco Global Real Estate Income Fund, Class R6	2.56%	$20,916,820	$1,696,569	$–	$1,851,497	$–	$800,364	2,915,958	$ 24,464,886
Invesco Macro Allocation Strategy Fund, Class R6	2.37%	20,422,651	2,937,794	(627,396)	44,311	(83,597)	364,499	3,021,806	22,693,763
Total Alternative Funds		41,339,471	4,634,363	(627,396)	1,895,808	(83,597)	1,164,863		47,158,649
Domestic Equity Funds-43.68%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	4.71%	51,851,339	4,154,684	(16,866,821)	8,939,096	(2,999,429)	–	1,570,692	45,078,869
Invesco Main Street Small Cap Fund, Class R6	6.20%	54,101,504	3,331,971	(7,574,302)	8,114,466	1,323,255	395,124	2,829,050	59,296,894
Invesco NASDAQ 100 ETF	4.65%	–	40,226,154	(8,056,795)	10,802,682	1,491,171	235,879	263,814	44,463,212
Invesco Russell 1000® Dynamic Multifactor ETF	12.21%	105,282,525	–	(8,552,966)	20,186,202	(141,956)	1,629,302	2,271,422	116,773,805
Invesco S&P 500® Low Volatility ETF	8.28%	72,087,890	9,121,664	(791,201)	(1,191,586)	(73,652)	1,907,092	1,263,216	79,153,115
Invesco S&P 500® Pure Growth ETF	4.77%	45,454,043	4,336,438	(6,687,324)	3,367,883	(900,241)	693,763	1,412,610	45,570,799
Invesco S&P SmallCap Low Volatility ETF	–	30,441,894	856,921	(29,855,114)	(9,044,929)	7,601,228	239,852	–	–
Invesco Value Opportunities Fund, Class R6	2.86%	27,864,983	595,980	(4,376,382)	3,519,864	312,556	54,557	1,516,653	27,375,578
Total Domestic Equity Funds		387,084,178	62,623,812	(82,760,905)	44,693,678	6,612,932	5,155,569		417,712,272
Fixed Income Funds-22.43%
Invesco Core Plus Bond Fund, Class R6	7.13%	64,860,015	8,475,223	(5,901,645)	2,575,945	(1,835,728)	3,154,759	7,378,118	68,173,810
Invesco Equal Weight 0-30 Year Treasury ETF(c)	3.89%	17,297,931	20,389,245	–	(471,163)	–	936,223	1,290,878	37,216,013
Invesco Floating Rate ESG Fund, Class R6(d)	0.68%	–	6,464,516	–	1,706	–	223,659	950,799	6,465,434
Invesco High Yield Fund, Class R6	3.03%	–	28,069,772	–	894,794	–	1,476,758	8,252,013	28,964,566
Invesco Income Fund, Class R6	0.96%	9,114,051	534,058	(517,828)	44,425	(36,144)	534,062	1,334,097	9,138,562
Invesco International Bond Fund, Class R6(d)	1.03%	–	9,350,946	–	743,661	–	104,262	2,214,055	9,830,404
Invesco Master Loan Fund, Class R6	–	6,733,467	396,770	(6,853,552)	375,286	(651,971)	394,258	–	–
Invesco Senior Floating Rate Fund, Class R6(d)	1.53%	8,402,785	5,868,652	–	389,757	–	1,105,261	2,194,174	14,613,199
Invesco Taxable Municipal Bond ETF	3.25%	31,354,271	1,336,389	(3,018,254)	2,168,572	(755,730)	1,161,998	1,155,156	31,085,248
Invesco Variable Rate Investment Grade ETF	0.93%	8,273,526	850,161	(271,827)	95,830	(3,094)	537,190	357,927	8,944,596
Total Fixed Income Funds		146,036,046	81,735,732	(16,563,106)	6,818,813	(3,282,667)	9,628,430		214,431,832
Foreign Equity Funds-28.21%
Invesco EQV Emerging Markets All Cap Fund, Class R6	2.92%	31,347,121	525,756	(6,126,849)	4,207,944	(2,024,405)	525,756	843,029	27,929,567
Invesco Developing Markets Fund, Class R6	3.13%	34,557,939	282,705	(8,327,279)	5,615,406	(2,173,216)	282,705	776,654	29,955,555
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	2.56%	–	22,338,830	(290,397)	2,401,733	8,826	685,736	516,080	24,458,992
Invesco Global Fund, Class R6	8.22%	97,964,429	7,430,287	(44,027,635)	26,454,378	(1,767,344)	–	855,165	78,623,828
Invesco Global Infrastructure Fund, Class R6	0.95%	8,582,623	534,063	–	(70,666)	–	260,635	785,927	9,046,020
Invesco International Select Equity Fund, Class R6	–	15,031,411	–	(15,695,048)	527,131	136,506	–	–	–
Invesco International Small-Mid Company Fund, Class R6	2.01%	31,583,865	514,859	(15,130,350)	6,020,652	(3,473,824)	230,389	449,526	19,230,733
Invesco Oppenheimer International Growth Fund, Class R6	2.10%	–	20,268,760	(437,067)	267,351	1,970,672	202,442	564,922	20,111,232
Invesco RAFI™ Strategic Developed ex-US ETF	–	41,581,429	–	(42,820,861)	(3,358,154)	4,597,586	–	–	–
Invesco S&P Emerging Markets Low Volatility ETF	4.38%	33,893,339	6,988,177	(946,064)	1,996,689	(88,766)	1,630,851	1,740,573	41,843,375
Invesco S&P International Developed Low Volatility ETF	1.94%	8,811,664	8,825,845	–	943,282	–	562,900	659,595	18,580,791
Total Foreign Equity Funds		303,353,820	67,709,282	(133,801,550)	45,005,746	(2,813,965)	4,381,414		269,780,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers-99.99%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 12/31/23	Value 12/31/23

Money Market Funds–0.74%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(e)(f)	0.26%	$1,704,075	$56,830,457	$(56,082,158)	$ –	$ –	$72,990		2,452,374	$2,452,374

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(e)(f)	0.19%	1,248,729	40,593,183	(40,058,684)	60	310	52,355		1,782,351	1,783,598

Invesco Treasury Portfolio, Institutional Class, 5.26%(e)(f)	0.29%	1,947,514	64,949,093	(64,093,894)	–	–	79,354		2,802,713	2,802,713

Total Money Market Funds		4,900,318	162,372,733	(160,234,736)	60	310	204,699			7,038,685

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $886,920,263)	99.99%	882,713,833	379,075,922	(393,987,693)	98,414,105	433,013	20,534,975			956,121,531

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Private Government Fund, 5.32%(e)(f)	0.00%	1,264,757	92,996,032	(94,259,983)	–	–	238,730	(g)	806	806

Invesco Private Prime Fund, 5.55%(e)(f)	0.00%	3,252,231	201,816,136	(205,065,004)	–	(1,289)	641,728	(g)	2,074	2,074

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,880)	0.00%	4,516,988	294,812,168	(299,324,987)	–	(1,289)	880,458			2,880

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $886,923,143)	99.99%	$887,230,821	$673,888,090	$(693,312,680)	$98,414,105	$431,724 (h)	$21,415,433			$956,124,411

OTHER ASSETS LESS LIABILITIES	0.01%									67,942

NET ASSETS	100.00%									$956,192,353

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	Effective August 25, 2023, the underlying fund’s name changed.
(d)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(g)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Global Fund	$7,430,287
Invesco International Small-Mid Company Fund	284,469
Invesco Oppenheimer International Growth Fund	1,958,484
Invesco Value Opportunities Fund	541,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Growth Investor Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in affiliated underlying funds, at value (Cost $886,923,143)	$956,124,411

Receivable for:
Dividends - affiliated underlying funds	815,510

Fund shares sold	846,755

Investment for trustee deferred compensation and retirement plans	133,006

Other assets	48,748

Total assets	957,968,430

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	782,945

Fund shares reacquired	364,237

Amount due custodian	4,440

Collateral upon return of securities loaned	2,880

Accrued fees to affiliates	428,233

Accrued other operating expenses	50,995

Trustee deferred compensation and retirement plans	142,347

Total liabilities	1,776,077

Net assets applicable to shares outstanding	$956,192,353

Net assets consist of:
Shares of beneficial interest	$879,883,980

Distributable earnings	76,308,373

$956,192,353

Net Assets:
Class A	$849,133,490

Class C	$41,815,354

Class R	$33,326,975

Class S	$18,291,179

Class Y	$12,766,911

Class R5	$54,196

Class R6	$804,248

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	59,125,006

Class C	2,982,253

Class R	2,334,023

Class S	1,274,362

Class Y	889,975

Class R5	3,744

Class R6	55,514

Class A:
Net asset value per share	$14.36

Maximum offering price per share (Net asset value of $14.36 ÷ 94.50%)	$15.20

Class C:
Net asset value and offering price per share	$14.02

Class R:
Net asset value and offering price per share	$14.28

Class S:
Net asset value and offering price per share	$14.35

Class Y:
Net asset value and offering price per share	$14.35

Class R5:
Net asset value and offering price per share	$14.48

Class R6:
Net asset value and offering price per share	$14.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Growth Investor Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $ 141,576)	$20,676,551

Interest	67,139

Total investment income	20,743,690

Expenses:
Administrative services fees	128,457

Custodian fees	2,321

Distribution fees:
Class A	2,031,957

Class C	408,392

Class R	143,524

Class S	27,043

Transfer agent fees – A, C, R, S and Y	1,271,489

Transfer agent fees – R5	50

Transfer agent fees – R6	152

Trustees’ and officers’ fees and benefits	24,104

Registration and filing fees	125,579

Reports to shareholders	57,922

Professional services fees	54,840

Other	21,198

Total expenses	4,297,028

Less: Expense offset arrangement(s)	(36,870)

Net expenses	4,260,158

Net investment income	16,483,532

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(9,782,939)

Capital gain distributions from affiliated underlying fund shares	10,214,663

431,724

Change in net unrealized appreciation of affiliated underlying fund shares	98,414,105

Net realized and unrealized gain	98,845,829

Net increase in net assets resulting from operations	$115,329,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Growth Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$16,483,532	$11,050,261

Net realized gain	431,724	4,924,213

Change in net unrealized appreciation (depreciation)	98,414,105	(228,250,134)

Net increase (decrease) in net assets resulting from operations	115,329,361	(212,275,660)

Distributions to shareholders from distributable earnings:
Class A	(17,318,708)	(43,731,932)

Class C	(874,064)	(2,022,504)

Class R	(672,292)	(1,310,594)

Class S	(374,880)	(1,019,840)

Class Y	(264,691)	(694,228)

Class R5	(1,102)	(2,647)

Class R6	(12,873)	(6,868)

Total distributions from distributable earnings	(19,518,610)	(48,788,613)

Share transactions–net:
Class A	(23,879,842)	3,419,049

Class C	(2,156,684)	(1,867,405)

Class R	5,170,922	5,448,140

Class S	(1,573,127)	(811,152)

Class Y	(192,249)	238,568

Class R5	3,631	8,007

Class R6	637,541	(443,787)

Net increase (decrease) in net assets resulting from share transactions	(21,989,808)	5,991,420

Net increase (decrease) in net assets	73,820,943	(255,072,853)

Net assets:
Beginning of year	882,371,410	1,137,444,263

End of year	$956,192,353	$882,371,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Growth Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets(b)	Portfolio turnover(e)
Class A
Year ended 12/31/23	$12.93	$0.25	$1.48	$1.73	$(0.09)	$(0.21)	$(0.30)	$14.36	13.41%	$ 849,133	0.43%	0.43%	1.84%	24%
Year ended 12/31/22	16.85	0.17	(3.33)	(3.16)	(0.19)	(0.57)	(0.76)	12.93	(18.79)	787,335	0.43	0.43	1.22	29
Year ended 12/31/21	15.80	0.14	1.98	2.12	(0.25)	(0.82)	(1.07)	16.85	13.55	1,017,511	0.45	0.45	0.83	19
Year ended 12/31/20	15.79	0.14	1.71	1.85	(0.27)	(1.57)	(1.84)	15.80	11.87	948,121	0.47	0.47	0.92	90
Year ended 12/31/19	14.37	0.28	2.68	2.96	(0.22)	(1.32)	(1.54)	15.79	20.59	889,968	0.49	0.49	1.76	32
Class C
Year ended 12/31/23	12.72	0.15	1.45	1.60	(0.09)	(0.21)	(0.30)	14.02	12.61	41,815	1.18	1.18	1.09	24
Year ended 12/31/22	16.62	0.06	(3.28)	(3.22)	(0.11)	(0.57)	(0.68)	12.72	(19.42)	40,058	1.18	1.18	0.47	29
Year ended 12/31/21	15.60	0.01	1.95	1.96	(0.12)	(0.82)	(0.94)	16.62	12.64	54,151	1.20	1.20	0.08	19
Year ended 12/31/20	15.64	0.02	1.70	1.72	(0.19)	(1.57)	(1.76)	15.60	11.09	58,187	1.22	1.22	0.17	90
Year ended 12/31/19	14.26	0.16	2.64	2.80	(0.10)	(1.32)	(1.42)	15.64	19.64	73,066	1.24	1.24	1.01	32
Class R
Year ended 12/31/23	12.88	0.22	1.48	1.70	(0.09)	(0.21)	(0.30)	14.28	13.23	33,327	0.68	0.68	1.59	24
Year ended 12/31/22	16.80	0.14	(3.33)	(3.19)	(0.16)	(0.57)	(0.73)	12.88	(19.04)	25,192	0.68	0.68	0.97	29
Year ended 12/31/21	15.76	0.10	1.97	2.07	(0.21)	(0.82)	(1.03)	16.80	13.24	26,032	0.70	0.70	0.58	19
Year ended 12/31/20	15.75	0.10	1.71	1.81	(0.23)	(1.57)	(1.80)	15.76	11.64	21,447	0.72	0.72	0.67	90
Year ended 12/31/19	14.34	0.24	2.66	2.90	(0.17)	(1.32)	(1.49)	15.75	20.26	20,690	0.74	0.74	1.51	32
Class S
Year ended 12/31/23	12.91	0.26	1.48	1.74	(0.09)	(0.21)	(0.30)	14.35	13.51	18,291	0.33	0.33	1.94	24
Year ended 12/31/22	16.82	0.19	(3.33)	(3.14)	(0.20)	(0.57)	(0.77)	12.91	(18.68)	17,951	0.33	0.33	1.32	29
Year ended 12/31/21	15.78	0.16	1.97	2.13	(0.27)	(0.82)	(1.09)	16.82	13.62	24,254	0.35	0.35	0.93	19
Year ended 12/31/20	15.77	0.15	1.72	1.87	(0.29)	(1.57)	(1.86)	15.78	11.98	23,627	0.37	0.37	1.02	90
Year ended 12/31/19	14.35	0.30	2.67	2.97	(0.23)	(1.32)	(1.55)	15.77	20.73	22,788	0.39	0.39	1.86	32
Class Y
Year ended 12/31/23	12.88	0.28	1.49	1.77	(0.09)	(0.21)	(0.30)	14.35	13.77	12,767	0.18	0.18	2.09	24
Year ended 12/31/22	16.79	0.21	(3.32)	(3.11)	(0.23)	(0.57)	(0.80)	12.88	(18.59)	11,673	0.18	0.18	1.47	29
Year ended 12/31/21	15.75	0.19	1.97	2.16	(0.30)	(0.82)	(1.12)	16.79	13.82	14,854	0.20	0.20	1.08	19
Year ended 12/31/20	15.74	0.17	1.72	1.89	(0.31)	(1.57)	(1.88)	15.75	12.16	10,589	0.22	0.22	1.17	90
Year ended 12/31/19	14.33	0.32	2.67	2.99	(0.26)	(1.32)	(1.58)	15.74	20.86	10,233	0.24	0.24	2.01	32
Class R5
Year ended 12/31/23	12.99	0.29	1.50	1.79	(0.09)	(0.21)	(0.30)	14.48	13.81	54	0.14	0.14	2.13	24
Year ended 12/31/22	16.93	0.22	(3.36)	(3.14)	(0.23)	(0.57)	(0.80)	12.99	(18.57)	45	0.13	0.13	1.52	29
Year ended 12/31/21	15.88	0.19	1.99	2.18	(0.31)	(0.82)	(1.13)	16.93	13.84	49	0.14	0.14	1.14	19
Year ended 12/31/20	15.86	0.19	1.72	1.91	(0.32)	(1.57)	(1.89)	15.88	12.20	453	0.14	0.14	1.25	90
Year ended 12/31/19	14.42	0.34	2.69	3.03	(0.27)	(1.32)	(1.59)	15.86	21.05	33	0.15	0.15	2.10	32
Class R6
Year ended 12/31/23	12.99	0.30	1.50	1.80	(0.09)	(0.21)	(0.30)	14.49	13.89	804	0.07	0.07	2.20	24
Year ended 12/31/22	16.93	0.22	(3.36)	(3.14)	(0.23)	(0.57)	(0.80)	12.99	(18.57)	118	0.13	0.13	1.52	29
Year ended 12/31/21	15.88	0.22	1.97	2.19	(0.32)	(0.82)	(1.14)	16.93	13.95	594	0.05	0.05	1.23	19
Year ended 12/31/20	15.85	0.19	1.73	1.92	(0.32)	(1.57)	(1.89)	15.88	12.27	584	0.14	0.14	1.25	90
Year ended 12/31/19	14.42	0.34	2.68	3.02	(0.27)	(1.32)	(1.59)	15.85	20.98	11	0.15	0.15	2.10	32

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.52%, 0.54%, 0.54%, 0.58% and 0.58% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Growth Investor Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Growth Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

13	Invesco Select Risk: Growth Investor Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

14	Invesco Select Risk: Growth Investor Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $22,991 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks - Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $101,978 in front-end sales commissions from the sale of Class A shares and $18,903 and $832 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

15	Invesco Select Risk: Growth Investor Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$949,082,846	$–	$–	$949,082,846

Money Market Funds	7,038,685	2,880	–	7,041,565

Total Investments	$956,121,531	$2,880	$–	$956,124,411

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $36,870.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$6,064,020	$12,187,211

Long-term capital gain	13,454,590	36,601,402

Total distributions	$19,518,610	$48,788,613

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$16,382,620

Undistributed long-term capital gain	103,904

Net unrealized appreciation – investments	59,916,747

Temporary book/tax differences	(94,898)

Shares of beneficial interest	879,883,980

Total net assets	$956,192,353

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

16	Invesco Select Risk: Growth Investor Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $216,703,189 and $233,752,957, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$85,932,745

Aggregate unrealized (depreciation) of investments	(26,015,998)

Net unrealized appreciation of investments	$59,916,747

Cost of investments for tax purposes is $896,207,664.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $501,788 and undistributed net realized gain (loss) was increased by $501,788. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	6,304,442	$86,163,202	6,095,363	$87,099,917

Class C	563,218	7,551,566	608,534	8,441,416

Class R	759,491	10,328,856	478,639	6,648,080

Class S	17,757	242,363	38,771	535,561

Class Y	255,619	3,498,183	196,578	2,798,081

Class R5	214	2,931	441	6,165

Class R6	54,729	752,206	6,104	87,020

Issued as reinvestment of dividends:
Class A	1,188,232	16,789,725	3,252,278	42,345,053

Class C	62,351	860,444	155,309	1,991,063

Class R	47,834	672,073	100,970	1,310,588

Class S	26,550	374,843	78,126	1,015,639

Class Y	16,292	230,049	46,853	608,157

Class R5	59	841	149	1,947

Class R6	889	12,671	409	5,355

Automatic conversion of Class C shares to Class A shares:
Class A	293,207	3,986,661	288,355	4,109,381

Class C	(299,083)	(3,986,661)	(293,223)	(4,109,381)

Reacquired:
Class A	(9,573,482)	(130,819,430)	(9,121,498)	(130,135,302)

Class C	(493,288)	(6,582,033)	(579,661)	(8,190,503)

Class R	(428,521)	(5,830,007)	(173,797)	(2,510,528)

Class S	(160,891)	(2,190,333)	(167,684)	(2,362,352)

Class Y	(288,310)	(3,920,481)	(221,563)	(3,167,670)

Class R5	(10)	(141)	(7)	(105)

Class R6	(9,188)	(127,336)	(32,502)	(536,162)

Net increase (decrease) in share activity	(1,661,889)	$(21,989,808)	756,944	$5,991,420

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Select Risk: Growth Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Growth Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Growth Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18	Invesco Select Risk: Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,049.70	$2.27	$1,022.99	$2.24	0.44%
Class C	1,000.00	1,045.50	6.14	1,019.21	6.06	1.19
Class R	1,000.00	1,048.50	3.56	1,021.73	3.52	0.69
Class S	1,000.00	1,050.50	1.76	1,023.49	1.73	0.34
Class Y	1,000.00	1,051.20	0.98	1,024.25	0.97	0.19
Class R5	1,000.00	1,051.50	0.78	1,024.45	0.77	0.15
Class R6	1,000.00	1,052.20	0.36	1,024.85	0.36	0.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19	Invesco Select Risk: Growth Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,454,590
Qualified Dividend Income*	70.44%
Corporate Dividends Received Deduction*	42.85%
U.S. Treasury Obligations*	27.76%
Qualified Business Income*	4.02%
Business Interest Income*	29.48%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20	Invesco Select Risk: Growth Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy -1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Select Risk: Growth Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	GAL-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Select Risk: High Growth Investor Fund

Nasdaq:

A: OAAIX ∎ C: OCAIX ∎ R: ONAIX ∎ Y: OYAIX ∎ R5: PXQIX ∎ R6: PXGGX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semiannual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Select Risk: High Growth Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: High Growth Investor Index.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.60%
Class C Shares	13.69
Class R Shares	14.34
Class Y Shares	14.91
Class R5 Shares	15.07
Class R6 Shares	14.99
Bloomberg Global Aggregate USD Hedged Index▼	7.15
Custom Invesco Select Risk: High Growth Investor Index∎	20.67
MSCI All Country World Index▼	22.20

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the United States, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. From an absolute performance perspective, the portfolio’s allocations to equity, fixed income and alternatives all contributed to performance, with equity being the largest contributor. The only detractor within any of those allocations from an absolute performance perspective was the Invesco S&P SmallCap Low Volatility ETF.

 From a relative performance perspective, the portfolio underperformed its custom benchmark, the Custom Invesco Select Risk: High Growth Investor Index, during the year. Underperformance was driven mainly by style selection within the equity allocations. Within the equity allocation, the Invesco S&P 500 Low Volatility ETF, Invesco S&P 500 Pure Growth ETF and Invesco S&P Emerging Markets Low Volatility ETF were the primary detractors from a relative performance perspective.

 Conversely, allocations to other fundamental and style-specific equities were the leading contributors to relative performance during the year. Within the allocations, the Invesco Global Fund and the Invesco NASDAQ 100 ETF were the leading contributors to relative performance.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the performance strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Select Risk: High Growth Investor Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2             Invesco Select Risk: High Growth Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3 Invesco Select Risk: High Growth Investor Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	6.01%
10 Years	5.11
5 Years	7.59
1 Year	8.27

Class C Shares
Inception (4/5/05)	5.99%
10 Years	5.07
5 Years	7.99
1 Year	12.69

Class R Shares
Inception (4/5/05)	6.09%
10 Years	5.44
5 Years	8.54
1 Year	14.34

Class Y Shares
Inception (4/5/05)	6.68%
10 Years	5.98
5 Years	9.09
1 Year	14.91

Class R5 Shares
10 Years	5.87%
5 Years	9.14
1 Year	15.07

Class R6 Shares
10 Years	5.87%
5 Years	9.15
1 Year	14.99

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Growth investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: High Growth Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4 Invesco Select Risk: High Growth Investor Fund

Supplemental Information

Invesco Select Risk: High Growth Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Custom Invesco Select Risk: High Growth Investor Index is composed of 90% MSCI All Country World Index and 10% Bloomberg Global Aggregate USD Hedged Index.
∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Select Risk: High Growth Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	80.81%
Fixed Income Funds	10.79
Alternative Funds	4.72
Money Market Funds	3.68

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6             Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund

Schedule of Investments in Affiliated Issuers–100.02%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/23	12/31/23

Alternative Funds–4.89%
Invesco Global Real Estate Income Fund, Class R6	2.54%	$18,571,474	$913,291	$(889,493)	$ 1,732,137	$ (105,038)	$661,571	2,410,294	$20,222,371

Invesco Macro Allocation Strategy Fund, Class R6	2.35%	17,169,183	2,583,394	(971,814)	110,081	(132,460)	301,290	2,497,788	18,758,384

Total Alternative Funds		35,740,657	3,496,685	(1,861,307)	1,842,218	(237,498)	962,861		38,980,755

Domestic Equity Funds–51.40%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	5.28%	53,414,099	2,693,731	(19,665,624)	8,643,801	(3,049,000)	–	1,464,704	42,037,007

Invesco Main Street Small Cap Fund, Class R6	8.14%	54,282,982	2,729,540	(1,734,427)	9,184,922	365,600	411,112	3,092,968	64,828,617

Invesco NASDAQ 100 ETF(c)	5.60%	–	40,639,551	(8,117,761)	10,843,631	1,266,331	238,797	264,814	44,631,752

Invesco Russell 1000® Dynamic Multifactor ETF	14.20%	96,380,934	3,007,181	(5,153,012)	19,062,164	(180,511)	1,558,694	2,200,287	113,116,756

Invesco S&P 500® Low Volatility ETF(c)	9.62%	61,473,525	17,909,841	(1,893,524)	(651,564)	(195,260)	1,805,635	1,223,157	76,643,018

Invesco S&P 500® Pure Growth ETF	5.72%	38,766,979	5,550,310	(1,503,446)	2,969,406	(246,162)	661,605	1,411,565	45,537,087

Invesco S&P SmallCap Low Volatility ETF	–	28,871,735	3,468,037	(30,844,956)	(6,545,877)	5,051,061	247,804	–	–

Invesco Value Opportunities Fund, Class R6	2.84%	24,080,373	2,393,901	(6,357,697)	3,422,917	(445,582)	45,132	1,254,628	22,646,028

Total Domestic Equity Funds		357,270,627	78,392,092	(75,270,447)	46,929,400	2,566,477	4,968,779		409,440,265

Fixed Income Funds–11.18%
Invesco Core Plus Bond Fund, Class R6	6.02%	37,367,136	11,362,294	(1,505,550)	1,095,571	(417,934)	2,106,896	5,184,147	47,901,517

Invesco Equal Weight 0-30 Year Treasury ETF(d)	2.65%	18,873,140	3,709,814	(1,512,416)	317,210	(289,377)	598,407	731,820	21,098,371

Invesco High Yield Fund, Class R6	1.25%	–	9,667,563	–	308,178	–	508,613	2,842,091	9,975,741

Invesco Senior Floating Rate Fund, Class R6(e)	1.26%	–	9,764,649	–	297,487	–	662,083	1,506,993	10,036,573

Total Fixed Income Funds		56,240,276	34,504,320	(3,017,966)	2,018,446	(707,311)	3,875,999		89,012,202

Foreign Equity Funds–32.33%
Invesco EQV Emerging Markets All Cap Fund, Class R6	3.62%	30,528,553	543,229	(4,326,791)	3,553,712	(1,440,939)	543,229	871,046	28,857,764

Invesco Developing Markets Fund, Class R6	3.35%	34,363,885	251,656	(11,252,476)	8,140,914	(4,838,427)	251,656	691,355	26,665,552

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.34%	–	24,004,536	–	2,613,765	–	746,275	561,641	26,618,301

Invesco Global Fund, Class R6	9.25%	83,708,176	6,957,880	(32,450,865)	17,434,253	4,933,471	–	800,795	73,625,035

Invesco Global Infrastructure Fund, Class R6	0.94%	6,897,736	705,277	(66,516)	(56,547)	(2,625)	215,437	649,637	7,477,325

Invesco International Select Equity Fund, Class R6	–	15,328,082	182,708	(16,237,405)	5,467,157	(4,740,542)	–	–	–

Invesco International Small-Mid Company Fund, Class R6	2.27%	29,365,047	483,512	(13,914,920)	(1,049,513)	3,442,937	216,362	422,158	18,059,913

Invesco Oppenheimer International Growth Fund, Class R6	2.52%	–	20,868,599	(1,115,926)	267,111	2,030,157	202,261	564,416	20,093,212

Invesco RAFI™ Strategic Developed ex-US ETF	–	39,600,074	–	(40,663,875)	(3,847,695)	4,911,496	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	4.63%	27,284,154	7,927,988	–	1,673,246	–	1,428,338	1,534,334	36,885,388

Invesco S&P International Developed Low Volatility ETF(c)	2.41%	6,899,867	11,320,675	–	977,764	–	561,073	681,516	19,198,306

Total Foreign Equity Funds		273,975,574	73,246,060	(120,028,774)	35,174,167	4,295,528	4,164,631		257,480,796

Money Market Funds–0.22%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.07%	1,518,501	53,927,084	(54,859,860)	–	–	63,571	585,725	585,725

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.07%	1,200,516	38,519,345	(39,185,614)	186	37	49,331	534,097	534,470

Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.08%	1,735,430	61,630,953	(62,696,983)	–	–	67,961	669,400	669,400

Total Money Market Funds		4,454,447	154,077,382	(156,742,457)	186	37	180,863		1,789,595

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $678,781,459)	100.02%	727,681,581	343,716,539	(356,920,951)	85,964,417	5,917,233	14,153,133		796,703,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.02%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized		Dividend		Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income		12/31/23	12/31/23

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.59%
Invesco Private Government Fund, 5.32%(f)(g)	0.17%	$371	$36,727,972	$(35,400,525)	$ –	$ –		$23,754	(h)	1,327,818	$1,327,818

Invesco Private Prime Fund, 5.55%(f)(g)	3.42%	953	91,063,581	(63,848,638)	–	1,488		124,926	(h)	27,198,345	27,217,384

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,545,202)	3.59%	1,324	127,791,553	(99,249,163)	–	1,488		148,680			28,545,202

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $707,326,661)	103.61%	$727,682,905	$471,508,092	$(456,170,114)	$85,964,417	$5,918,721	(i)	$14,301,813			$825,248,815

OTHER ASSETS LESS LIABILITIES	(3.61)%										(28,730,631)

NET ASSETS	100.00%										$796,518,184

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)	Effective August 25, 2023, the underlying fund’s name changed.
(e)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Global Fund	$6,957,880
Invesco International Small-Mid Company Fund	267,150
Invesco Oppenheimer International Growth Fund	1,956,729
Invesco Value Opportunities Fund	447,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Select Risk: High Growth Investor Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated underlying funds, at value (Cost $707,326,661)*	$825,248,815

Cash	12,059

Receivable for:
Dividends - affiliated underlying funds	380,295

Fund shares sold	580,458

Investment for trustee deferred compensation and retirement plans	44,314

Other assets	43,060

Total assets	826,309,001

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	361,193

Fund shares reacquired	467,518

Collateral upon return of securities loaned	28,545,202

Accrued fees to affiliates	324,098

Accrued trustees’ and officers’ fees and benefits	4,458

Accrued other operating expenses	44,034

Trustee deferred compensation and retirement plans	44,314

Total liabilities	29,790,817

Net assets applicable to shares outstanding	$796,518,184

Net assets consist of:

Shares of beneficial interest	$673,881,495

Distributable earnings	122,636,689

$796,518,184

Net Assets:

Class A	$625,248,235

Class C	$71,198,215

Class R	$85,557,044

Class Y	$14,275,760

Class R5	$29,469

Class R6	$209,461

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	46,113,715

Class C	5,492,747

Class R	6,318,463

Class Y	1,043,682

Class R5	2,175

Class R6	15,471

Class A:
Net asset value per share	$13.56

Maximum offering price per share (Net asset value of $13.56 ÷ 94.50%)	$14.35

Class C:
Net asset value and offering price per share	$12.96

Class R:
Net asset value and offering price per share	$13.54

Class Y:
Net asset value and offering price per share	$13.68

Class R5:
Net asset value and offering price per share	$13.55

Class R6:
Net asset value and offering price per share	$13.54

*	At December 31, 2023, securities with an aggregate value of $27,866,302 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Select Risk: High Growth Investor Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $83,965)	$14,237,098

Interest	66,819

Total investment income	14,303,917

Expenses:

Custodian fees	7,896

Distribution fees:
Class A	1,442,849

Class C	723,788

Class R	392,857

Transfer agent fees – A, C, R and Y	864,982

Transfer agent fees – R5	3

Transfer agent fees – R6	30

Trustees’ and officers’ fees and benefits	23,629

Registration and filing fees	107,215

Reports to shareholders	44,605

Professional services fees	51,563

Other	18,806

Total expenses	3,678,223

Less: Expense offset arrangement(s)	(44,920)

Net expenses	3,633,303

Net investment income	10,670,614

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(3,711,021)

Foreign currencies	(16,433)

Futures contracts	508,929

Capital gain distributions from affiliated underlying fund shares	9,629,643

6,411,118

Change in net unrealized appreciation of:
Affiliated underlying fund shares	85,964,417

Foreign currencies	25,203

Futures contracts	189,727

86,179,347

Net realized and unrealized gain	92,590,465

Net increase in net assets resulting from operations	$103,261,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Select Risk: High Growth Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$10,670,614	$7,054,516

Net realized gain	6,411,118	16,387,906

Change in net unrealized appreciation (depreciation)	86,179,347	(207,073,273)

Net increase (decrease) in net assets resulting from operations	103,261,079	(183,630,851)

Distributions to shareholders from distributable earnings:

Class A	(15,588,323)	(36,054,856)

Class C	(1,347,678)	(4,267,974)

Class R	(1,921,756)	(4,385,194)

Class Y	(383,585)	(865,084)

Class R5	(829)	(517)

Class R6	(5,851)	(1,063)

Total distributions from distributable earnings	(19,248,022)	(45,574,688)

Share transactions–net:

Class A	(10,542,737)	13,262,927

Class C	(10,133,022)	(6,367,274)

Class R	4,346,180	6,737,802

Class Y	23,751	3,389,456

Class R5	20,065	–

Class R6	180,945	(332,713)

Net increase (decrease) in net assets resulting from share transactions	(16,104,818)	16,690,198

Net increase (decrease) in net assets	67,908,239	(212,515,341)

Net assets:

Beginning of year	728,609,945	941,125,286

End of year	$796,518,184	$728,609,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Select Risk: High Growth Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/23	$12.14	$ 0.19	$ 1.57	$ 1.76	$(0.14)	$(0.20)	$(0.34)	$13.56	14.60	%(f)	$625,248	0.37	%(f)	0.37	%(f)	1.51	%(f)	25%
Year ended 12/31/22	16.11	0.14	(3.29)	(3.15)	(0.15)	(0.67)	(0.82)	12.14	(19.59	)(f)	570,009	0.38	(f)	0.38	(f)	1.02	(f)	27
Year ended 12/31/21	15.01	0.10	2.14	2.24	(0.28)	(0.86)	(1.14)	16.11	15.06	(f)	736,134	0.39	(f)	0.39	(f)	0.62	(f)	17
Year ended 12/31/20	15.84	0.09	2.01	2.10	(0.10)	(2.83)	(2.93)	15.01	13.52	(f)	702,842	0.42	(f)	0.42	(f)	0.62	(f)	70
Eleven months ended 12/31/19	16.13	0.19	2.53	2.72	(0.18)	(2.83)	(3.01)	15.84	16.94		657,555	0.46	(g)	0.46	(g)	1.21	(g)	31
Year ended 01/31/19	19.46	0.11	(2.31)	(2.20)	(0.18)	(0.95)	(1.13)	16.13	(10.71)		574,046	0.45		0.45		0.62		38
Class C
Year ended 12/31/23	11.62	0.09	1.49	1.58	(0.04)	(0.20)	(0.24)	12.96	13.69		71,198	1.13		1.13		0.75		25
Year ended 12/31/22	15.45	0.03	(3.15)	(3.12)	(0.04)	(0.67)	(0.71)	11.62	(20.19)		73,397	1.14		1.14		0.26		27
Year ended 12/31/21	14.43	(0.02)	2.05	2.03	(0.15)	(0.86)	(1.01)	15.45	14.22		104,723	1.15		1.15		(0.14)		17
Year ended 12/31/20	15.37	(0.02)	1.93	1.91	(0.02)	(2.83)	(2.85)	14.43	12.66		104,858	1.18		1.18		(0.14)		70
Eleven months ended 12/31/19	15.71	0.07	2.46	2.53	(0.04)	(2.83)	(2.87)	15.37	16.16		127,666	1.22	(g)	1.22	(g)	0.45	(g)	31
Year ended 01/31/19	18.96	(0.02)	(2.24)	(2.26)	(0.04)	(0.95)	(0.99)	15.71	(11.39)		169,142	1.20		1.20		(0.13)		38
Class R
Year ended 12/31/23	12.12	0.16	1.57	1.73	(0.11)	(0.20)	(0.31)	13.54	14.34		85,557	0.63		0.63		1.25		25
Year ended 12/31/22	16.09	0.10	(3.29)	(3.19)	(0.11)	(0.67)	(0.78)	12.12	(19.83)		72,465	0.64		0.64		0.76		27
Year ended 12/31/21	14.99	0.06	2.13	2.19	(0.23)	(0.86)	(1.09)	16.09	14.79		87,346	0.65		0.65		0.36		17
Year ended 12/31/20	15.83	0.05	2.00	2.05	(0.06)	(2.83)	(2.89)	14.99	13.22		78,109	0.68		0.68		0.36		70
Eleven months ended 12/31/19	16.11	0.15	2.53	2.68	(0.13)	(2.83)	(2.96)	15.83	16.72		66,628	0.72	(g)	0.72	(g)	0.96	(g)	31
Year ended 01/31/19	19.44	0.07	(2.31)	(2.24)	(0.14)	(0.95)	(1.09)	16.11	(10.97)		56,312	0.70		0.70		0.37		38
Class Y
Year ended 12/31/23	12.24	0.23	1.59	1.82	(0.18)	(0.20)	(0.38)	13.68	14.91		14,276	0.13		0.13		1.75		25
Year ended 12/31/22	16.24	0.17	(3.32)	(3.15)	(0.18)	(0.67)	(0.85)	12.24	(19.42)		12,716	0.14		0.14		1.26		27
Year ended 12/31/21	15.12	0.14	2.16	2.30	(0.32)	(0.86)	(1.18)	16.24	15.37		12,553	0.15		0.15		0.86		17
Year ended 12/31/20	15.93	0.13	2.03	2.16	(0.14)	(2.83)	(2.97)	15.12	13.82		12,904	0.18		0.18		0.86		70
Eleven months ended 12/31/19	16.20	0.23	2.55	2.78	(0.22)	(2.83)	(3.05)	15.93	17.24		21,733	0.22	(g)	0.22	(g)	1.46	(g)	31
Year ended 01/31/19	19.55	0.16	(2.33)	(2.17)	(0.23)	(0.95)	(1.18)	16.20	(10.50)		21,582	0.21		0.21		0.87		38
Class R5
Year ended 12/31/23	12.12	0.23	1.59	1.82	(0.19)	(0.20)	(0.39)	13.55	15.07		29	0.05		0.05		1.83		25
Year ended 12/31/22	16.09	0.17	(3.28)	(3.11)	(0.19)	(0.67)	(0.86)	12.12	(19.38)		7	0.11		0.11		1.29		27
Year ended 12/31/21	14.99	0.16	2.13	2.29	(0.33)	(0.86)	(1.19)	16.09	15.48		10	0.06		0.06		0.95		17
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.83		9	0.14		0.14		0.90		70
Period ended 12/31/19(h)	16.60	0.16	2.12	2.28	(0.23)	(2.83)	(3.06)	15.82	13.83		10	0.14	(g)	0.14	(g)	1.53	(g)	31
Class R6
Year ended 12/31/23	12.12	0.24	1.57	1.81	(0.19)	(0.20)	(0.39)	13.54	14.99		209	0.05		0.05		1.83		25
Year ended 12/31/22	16.09	0.19	(3.30)	(3.11)	(0.19)	(0.67)	(0.86)	12.12	(19.38)		15	0.10		0.11		1.30		27
Year ended 12/31/21	14.99	0.16	2.13	2.29	(0.33)	(0.86)	(1.19)	16.09	15.48		359	0.06		0.06		0.95		17
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.87		9	0.10		0.14		0.94		70
Period ended 12/31/19(h)	16.60	0.17	2.12	2.29	(0.24)	(2.83)	(3.07)	15.82	13.90		10	0.10	(g)	0.10	(g)	1.58	(g)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.53%, 0.55%, 0.55% and 0.64% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(d)	Does not include indirect expenses from affiliated fund fees and expenses of 0.67% and 0.71% for the eleven months ended December 31, 2019 and for the year ended January 31, 2019, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Select Risk: High Growth Investor Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Select Risk: High Growth Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

13 Invesco Select Risk: High Growth Investor Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

14 Invesco Select Risk: High Growth Investor Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $6,948 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s

15 Invesco Select Risk: High Growth Investor Fund

officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.45%, 1.20%, 0.70%, 0.20%, 0.20%, and 0.20%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2025. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $124,019 in front-end sales commissions from the sale of Class A shares and $3,785 and $2,705 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16 Invesco Select Risk: High Growth Investor Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$794,914,018	$–	$–	$794,914,018

Money Market Funds	1,789,595	28,545,202	–	30,334,797

Total Investments	$796,703,613	$28,545,202	$–	$825,248,815

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Equity
Risk

Realized Gain:
Futures contracts	$508,929

Change in Net Unrealized Appreciation:
Futures contracts	189,727

Total	$698,656

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$7,058,330

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $44,920.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$7,543,046	$7,821,447

Long-term capital gain	11,704,976	37,753,241

Total distributions	$19,248,022	$45,574,688

*	Includes short-term capital gain distributions, if any.

17 Invesco Select Risk: High Growth Investor Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,844,791

Undistributed long-term capital gain	6,302,285

Net unrealized appreciation – investments	112,536,981

Net unrealized appreciation – foreign currencies	3

Temporary book/tax differences	(47,371)

Shares of beneficial interest	673,881,495

Total net assets	$796,518,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $189,639,157 and $200,178,494, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$127,268,587

Aggregate unrealized (depreciation) of investments	(14,731,606)

Net unrealized appreciation of investments	$112,536,981

Cost of investments for tax purposes is $712,711,834.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnerships, on December 31, 2023, undistributed net investment income was decreased by $28,683 and undistributed net realized gain was increased by $28,683. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:

Class A	3,909,038	$50,521,009	3,915,203	$53,041,156

Class C	900,979	11,066,845	952,699	12,305,439

Class R	1,153,104	14,808,388	1,085,730	14,599,307

Class Y	352,161	4,568,600	596,974	7,895,694

Class R5	1,528	19,470	–	–

Class R6	13,809	175,807	1,276	16,257

Issued as reinvestment of dividends:

Class A	1,151,283	15,323,591	2,903,853	35,513,530

Class C	105,050	1,337,293	362,891	4,249,483

Class R	144,238	1,918,367	358,216	4,377,396

Class Y	26,126	350,872	59,288	731,017

Class R5	45	595	–	–

Class R6	420	5,579	38	464

Automatic conversion of Class C shares to Class A shares:

Class A	679,633	8,712,369	664,369	8,954,181

Class C	(712,495)	(8,712,369)	(695,192)	(8,954,181)

18 Invesco Select Risk: High Growth Investor Fund

	Summary of Share Activity

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(6,586,034)	$(85,099,706)	(6,205,956)	$(84,245,940)

Class C	(1,119,223)	(13,824,791)	(1,079,544)	(13,968,015)

Class R	(956,219)	(12,380,575)	(894,662)	(12,238,901)

Class Y	(373,511)	(4,895,721)	(390,207)	(5,237,255)

Class R6	(34)	(441)	(22,371)	(349,434)

Net increase (decrease) in share activity	(1,310,102)	$(16,104,818)	1,612,605	$16,690,198

19 Invesco Select Risk: High Growth Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: High Growth Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: High Growth Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended December 31, 2023 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Oppenheimer Portfolio Series: Growth Investor Fund (subsequently renamed Invesco Select Risk: High Growth Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20 Invesco Select Risk: High Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,051.60	$1.97	$1,023.29	$1.94	0.38%
Class C	1,000.00	1,047.60	5.88	1,019.46	5.80	1.14
Class R	1,000.00	1,050.60	3.31	1,021.98	3.26	0.64
Class Y	1,000.00	1,053.50	0.72	1,024.50	0.71	0.14
Class R5	1,000.00	1,054.20	0.36	1,024.85	0.36	0.07
Class R6	1,000.00	1,053.40	0.31	1,024.90	0.31	0.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21 Invesco Select Risk: High Growth Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,704,976
Qualified Dividend Income*	66.43%
Corporate Dividends Received Deduction*	42.47%
U.S. Treasury Obligations*	13.94%
Qualified Business Income*	1.99%
Business Interest Income*	26.19%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22 Invesco Select Risk: High Growth Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1             Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2             Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3             Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4             Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5             Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6             Invesco Select Risk: High Growth Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSGI-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Select Risk: Moderate Investor Fund

Nasdaq:

A: OAMIX ∎ C: OCMIX ∎ R: ONMIX ∎ S: PXMSX ∎ Y: OYMIX ∎ R5: PXMQX ∎ R6: PXMMX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Select Risk: Moderate Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Moderate Investor Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.24%
Class C Shares	11.37
Class R Shares	11.84
Class S Shares	12.22
Class Y Shares	12.40
Class R5 Shares	12.49
Class R6 Shares	12.49
Bloomberg Global Aggregate USD Hedged Index▼	7.15
MSCI All Country World Index▼	22.20
Custom Invesco Select Risk: Moderate Investor Index∎	16.11

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the United States, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. However, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. From an absolute performance perspective, the allocations to equity, fixed income and alternative assets were all additive to Fund performance. Within those asset classes, only a single allocation, the Invesco S&P SmallCap Low Volatility ETF, had a negative return for the year.

From a relative performance perspective, the portfolio underperformed its custom benchmark, the Custom Invesco Select Risk: Moderate Investor Index, during the year. Underperformance was driven mainly by style selection within the equity allocations. Within the equity allocation, the Invesco S&P 500 Low Volatility ETF, Invesco S&P 500 Pure Growth ETF and Invesco S&P Emerging Markets Low Volatility ETF were the primary detractors.

Conversely, the allocation to fixed income contributed to performance. The most notable contributor within fixed income was the Invesco High Yield Fund, although the Invesco International Bond Fund and Invesco Taxable Municipal Bond ETF provided notable contributions as well.

Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in the Invesco Select Risk: Moderate Investor Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Select Risk: Moderate Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Select Risk: Moderate Investor Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	3.73%
10 Years	4.12
5 Years	5.17
1 Year	6.04

Class C Shares
Inception (4/5/05)	3.70%
10 Years	4.08
5 Years	5.55
1 Year	10.37

Class R Shares
Inception (4/5/05)	3.77%
10 Years	4.44
5 Years	6.08
1 Year	11.84

Class S Shares
10 Years	4.75%
5 Years	6.43
1 Year	12.22

Class Y Shares
Inception (4/5/05)	4.34%
10 Years	4.96
5 Years	6.62
1 Year	12.40

Class R5 Shares
10 Years	4.87%
5 Years	6.68
1 Year	12.49

Class R6 Shares
10 Years	4.87%
5 Years	6.69
1 Year	12.49

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Moderate Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Moderate Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class S shares incepted on May 15, 2020. Performance shown above is that of the Fund’s and the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Select Risk: Moderate Investor Fund

Supplemental Information

Invesco Select Risk: Moderate Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Moderate Investor Index is composed of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate USD Hedged Index.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Select Risk: Moderate Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	53.78%

Fixed Income Funds	34.66

Alternative Funds	4.64

Money Market Funds	6.92

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6	Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderate Investor Fund

Schedule of Investments in Affiliated Issuers–100.04%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/23	12/31/23

Alternative Funds–4.95%
Invesco Global Real Estate Income Fund, Class R6	2.63%	$37,067,177	$7,227,580	$(342,165)	$ 3,693,175	$(56,628)	$1,564,083	5,672,126	$47,589,139

Invesco Macro Allocation Strategy Fund, Class R6	2.32%	44,432,842	7,551,913	(10,083,061)	1,224,516	(1,256,179)	672,502	5,575,237	41,870,031

Total Alternative Funds		81,500,019	14,779,493	(10,425,226)	4,917,691	(1,312,807)	2,236,585		89,459,170

Domestic Equity Funds–34.60%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	4.18%	78,342,256	5,165,275	(17,708,237)	11,947,232	(2,243,386)	–	2,630,771	75,503,140

Invesco Main Street Small Cap Fund, Class R6	3.86%	64,862,518	2,761,135	(8,745,200)	8,859,125	1,959,888	441,986	3,325,261	69,697,466

Invesco NASDAQ 100 ETF	3.33%	–	56,941,586	(13,377,646)	14,604,714	1,943,497	314,767	356,664	60,112,151

Invesco Russell 1000® Dynamic Multifactor ETF	9.14%	144,951,442	14,425,103	(23,512,764)	29,055,599	192,369	2,288,246	3,211,666	165,111,749

Invesco S&P 500® Low Volatility ETF(c)	6.38%	120,076,343	4,823,910	(7,078,611)	(1,651,438)	(924,867)	2,848,628	1,839,217	115,245,337

Invesco S&P 500® Pure Growth ETF	3.27%	78,535,648	10,506,447	(32,696,933)	3,247,893	(510,188)	1,019,369	1,831,459	59,082,867

Invesco S&P 500® Pure Value ETF(c)	2.32%	44,096,208	6,000,114	(10,922,725)	2,868,253	(84,196)	1,056,861	511,180	41,957,654

Invesco S&P SmallCap Low Volatility ETF	–	18,093,313	865,283	(18,222,405)	(4,151,945)	3,415,754	138,479	–	–

Invesco Value Opportunities Fund, Class R6	2.12%	33,327,823	7,843,835	(8,006,187)	5,735,833	197,781	76,411	2,124,144	38,340,797

Total Domestic Equity Funds		582,285,551	109,332,688	(140,270,708)	70,515,266	3,946,652	8,184,747		625,051,161

Fixed Income Funds–37.01%
Invesco Core Plus Bond Fund, Class R6	7.19%	139,223,830	7,375,306	(18,664,937)	6,894,325	(5,052,143)	6,170,289	14,045,063	129,776,381

Invesco Equal Weight 0-30 Year Treasury ETF(c)(d)	6.08%	116,952,935	11,817,493	(19,565,064)	4,459,395	(3,789,506)	3,186,396	3,811,143	109,875,253

Invesco Floating Rate ESG Fund, Class R6(e)	3.43%	–	64,916,349	(2,953,836)	70,617	(30,587)	2,071,441	9,116,963	61,995,349

Invesco Fundamental High Yield® Corporate Bond ETF	–	52,619,655	754,968	(53,381,756)	7,038,494	(7,031,361)	520,526	–	–

Invesco High Yield Fund, Class R6	5.15%	–	96,165,622	(5,979,151)	2,901,242	(19,180)	4,952,856	26,515,252	93,068,533

Invesco Income Fund, Class R6	0.98%	29,465,072	2,643,367	(14,636,735)	17,317	111,276	1,200,516	2,569,386	17,600,297

Invesco International Bond Fund, Class R6(e)	3.96%	40,946,508	34,784,111	(7,062,018)	5,780,762	(640,062)	794,311	16,092,434	71,450,406

Invesco Master Loan Fund, Class R6	–	61,671,579	3,635,022	(62,770,485)	8,757,634	(11,293,750)	3,612,014	–	–

Invesco Taxable Municipal Bond ETF(c)	5.54%	110,374,393	3,062,671	(18,251,046)	9,629,720	(4,722,621)	3,793,169	3,719,551	100,093,117

Invesco Variable Rate Investment Grade ETF	4.68%	82,316,818	9,450,996	(8,157,467)	947,194	(4,276)	5,175,360	3,383,484	84,553,265

Total Fixed Income Funds		633,570,790	234,605,905	(211,422,495)	46,496,700	(32,472,210)	31,476,878		668,412,601

Foreign Equity Funds–22.83%
Invesco EQV Emerging Markets All Cap Fund, Class R6	2.45%	60,131,424	983,887	(20,844,894)	11,010,480	(6,962,746)	834,261	1,337,705	44,318,151

Invesco Developing Markets Fund, Class R6	2.25%	54,069,319	500,010	(19,261,184)	13,938,604	(8,600,026)	383,603	1,053,843	40,646,723

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	2.01%	–	35,026,840	(2,480,787)	3,556,545	116,881	1,059,505	764,224	36,219,479

Invesco Global Fund, Class R6	6.58%	121,791,336	11,232,573	(38,469,096)	26,038,576	9,497,026	–	1,292,776	118,857,842

Invesco Global Infrastructure Fund, Class R6	0.98%	16,646,992	1,376,491	(118,920)	(169,267)	(5,359)	510,836	1,540,394	17,729,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderate Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.04%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized		Dividend		Shares	Value
	12/31/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income		12/31/23	12/31/23

Invesco International Select Equity Fund, Class R6	–	$25,619,103	$611,669	$(27,408,886)	$ 3,845,242	$(2,667,128)		$–		–	$–

Invesco International Small-Mid Company Fund, Class R6	1.83%	47,006,750	883,018	(18,770,184)	6,706,864	(2,356,512)		395,133		770,969	32,982,051

Invesco Oppenheimer International Growth Fund, Class R6	1.75%	–	34,760,594	(3,677,704)	426,265	3,397,166		347,204		886,162	31,547,377

Invesco RAFI™ Strategic Developed ex-US ETF	–	64,145,682	407,318	(66,528,430)	617,952	1,357,478		–		–	–

Invesco S&P Emerging Markets Low Volatility ETF	3.47%	30,174,601	31,184,834	(1,772,387)	3,067,891	8,879		2,321,298		2,606,648	62,663,818

Invesco S&P International Developed Low Volatility ETF	1.51%	16,531,856	9,608,187	(163,489)	1,345,777	(8,952)		880,865		969,591	27,313,379

Total Foreign Equity Funds		436,117,063	126,575,421	(199,495,961)	70,384,929	(6,223,293)		6,732,705			412,278,757

Money Market Funds–0.65%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.23%	881,353	100,632,954	(97,280,029)	–	–		123,021		4,234,278	4,234,278

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.15%	629,856	71,880,681	(69,844,977)	103	476		60,389		2,664,274	2,666,139

Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.27%	1,007,261	115,009,090	(111,177,176)	–	–		132,659		4,839,175	4,839,175

Total Money Market Funds		2,518,470	287,522,725	(278,302,182)	103	476		316,069			11,739,592

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $1,679,239,318)100.04%		1,735,991,893	772,816,232	(839,916,572)	192,314,689	(36,061,182)		48,946,984			1,806,941,281

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.74%
Invesco Private Government Fund, 5.32%(f)(g)	1.89%	12,955,466	151,580,119	(130,440,475)	–	–		542,679	(h)	34,095,110	34,095,110

Invesco Private Prime Fund, 5.55%(f)(g)	4.85%	33,314,057	355,998,733	(301,660,931)	17,439	3,842		1,453,339	(h)	87,611,812	87,673,140

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $121,744,146)	6.74%	46,269,523	507,578,852	(432,101,406)	17,439	3,842		1,996,018			121,768,250

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,800,983,464)	106.78%	$1,782,261,416	$1,280,395,084	$(1,272,017,978)	$192,332,128	$(36,057,340	)(i)	$50,943,002			$1,928,709,531

OTHER ASSETS LESS LIABILITIES	(6.78)%										(122,401,066)

NET ASSETS	100.00%										$1,806,308,465

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Moderate Investor Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)	Effective August 25, 2023, the underlying fund’s name changed.
(e)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco Global Fund	$11,232,573
Invesco International Small-Mid Company Fund	487,885
Invesco Oppenheimer International Growth Fund	3,358,944
Invesco Value Opportunities Fund	758,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Moderate Investor Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated underlying funds, at value (Cost $1,800,983,464)*	$1,928,709,531

Cash	141,418

Receivable for:
Fund shares sold	1,460,814

Dividends - affiliated underlying funds	2,261,211

Investment for trustee deferred compensation and retirement plans	157,491

Other assets	56,157

Total assets	1,932,786,622

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	2,205,998

Fund shares reacquired	1,514,777

Collateral upon return of securities loaned	121,744,146

Accrued fees to affiliates	768,045

Accrued trustees’ and officers’ fees and benefits	9,068

Accrued other operating expenses	67,618

Trustee deferred compensation and retirement plans	168,505

Total liabilities	126,478,157

Net assets applicable to shares outstanding	$1,806,308,465

Net assets consist of:

Shares of beneficial interest	$1,693,329,840

Distributable earnings	112,978,625

$1,806,308,465

Net Assets:

Class A	$1,457,945,660

Class C	$152,483,490

Class R	$147,026,068

Class S	$19,864,197

Class Y	$25,052,213

Class R5	$1,340,230

Class R6	$2,596,607

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	137,210,516

Class C	14,733,000

Class R	13,962,378

Class S	1,868,383

Class Y	2,338,018

Class R5	126,228

Class R6	244,487

Class A:
Net asset value per share	$10.63

Maximum offering price per share (Net asset value of $10.63 ÷ 94.50%)	$11.25

Class C:
Net asset value and offering price per share	$10.35

Class R:
Net asset value and offering price per share	$10.53

Class S:
Net asset value and offering price per share	$10.63

Class Y:
Net asset value and offering price per share	$10.72

Class R5:
Net asset value and offering price per share	$10.62

Class R6:
Net asset value and offering price per share	$10.62

*	At December 31, 2023, securities with an aggregate value of $118,076,436 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Moderate Investor Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $189,075)	$49,136,059

Interest	248,053

Total investment income	49,384,112

Expenses:

Custodian fees	14,682

Distribution fees:
Class A	3,425,890

Class C	1,570,701

Class R	703,237

Class S	30,067

Transfer agent fees – A, C, R, S and Y	1,955,781

Transfer agent fees – R5	137

Transfer agent fees – R6	721

Trustees’ and officers’ fees and benefits	33,700

Registration and filing fees	137,508

Reports to shareholders	100,834

Professional services fees	65,927

Other	(14,776)

Total expenses	8,024,409

Less: Expense offset arrangement(s)	(79,215)

Net expenses	7,945,194

Net investment income	41,438,918

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(51,895,030)

Foreign currencies	(601,301)

Futures contracts	(234,479)

Capital gain distributions from affiliated underlying fund shares	15,837,690

(36,893,120)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	192,332,128

Foreign currencies	(76,834)

Futures contracts	4,210,165

196,465,459

Net realized and unrealized gain	159,572,339

Net increase in net assets resulting from operations	$201,011,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Moderate Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$41,438,918	$28,121,308

Net realized gain (loss)	(36,893,120)	(12,617,745)

Change in net unrealized appreciation (depreciation)	196,465,459	(412,902,690)

Net increase (decrease) in net assets resulting from operations	201,011,257	(397,399,127)

Distributions to shareholders from distributable earnings:

Class A	(16,427,317)	(58,494,777)

Class C	(598,593)	(5,695,232)

Class R	(1,289,333)	(5,290,625)

Class S	(241,537)	(859,346)

Class Y	(339,981)	(1,158,407)

Class R5	(19,006)	(408)

Class R6	(37,137)	(93,149)

Total distributions from distributable earnings	(18,952,904)	(71,591,944)

Share transactions–net:

Class A	(81,862,131)	(33,245,176)

Class C	(26,255,927)	(23,833,583)

Class R	(2,388,255)	8,181,682

Class S	(2,188,974)	(661,448)

Class Y	(3,197,659)	(978,788)

Class R5	1,275,684	–

Class R6	285,720	(190,185)

Net increase (decrease) in net assets resulting from share transactions	(114,331,542)	(50,727,498)

Net increase (decrease) in net assets	67,726,811	(519,718,569)

Net assets:

Beginning of year	1,738,581,654	2,258,300,223

End of year	$1,806,308,465	$1,738,581,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Moderate Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/23	$ 9.58	$0.24	$ 0.93	$ 1.17	$(0.12)	$ –	$(0.12)	$10.63	12.24	%(f)	$1,457,946	0.37	%(f)	0.37	%(f)	2.42	%(f)	28%
Year ended 12/31/22	12.15	0.17	(2.32)	(2.15)	(0.16)	(0.26)	(0.42)	9.58	(17.73	)(f)	1,393,169	0.37	(f)	0.37	(f)	1.58	(f)	22
Year ended 12/31/21	11.95	0.13	1.06	1.19	(0.26)	(0.73)	(0.99)	12.15	10.11	(f)	1,801,506	0.35	(f)	0.38	(f)	1.01	(f)	32
Year ended 12/31/20	11.96	0.16	1.14	1.30	(0.18)	(1.13)	(1.31)	11.95	11.67	(f)	1,851,149	0.31	(f)	0.38	(f)	1.42	(f)	88
Eleven months ended 12/31/19	11.72	0.22	1.32	1.54	(0.36)	(0.94)	(1.30)	11.96	13.13		1,156,291	0.40	(g)	0.47	(g)	1.95	(g)	16
Year ended 01/31/19	12.66	0.20	(0.80)	(0.60)	(0.21)	(0.13)	(0.34)	11.72	(4.59)		1,037,833	0.41		0.48		1.61		40
Class C
Year ended 12/31/23	9.33	0.16	0.90	1.06	(0.04)	–	(0.04)	10.35	11.37		152,483	1.13		1.13		1.66		28
Year ended 12/31/22	11.84	0.08	(2.25)	(2.17)	(0.08)	(0.26)	(0.34)	9.33	(18.38)		162,701	1.13		1.13		0.82		22
Year ended 12/31/21	11.66	0.03	1.04	1.07	(0.16)	(0.73)	(0.89)	11.84	9.33		233,536	1.11		1.14		0.25		32
Year ended 12/31/20	11.72	0.07	1.09	1.16	(0.09)	(1.13)	(1.22)	11.66	10.70		250,605	1.08		1.15		0.65		88
Eleven months ended 12/31/19	11.49	0.13	1.29	1.42	(0.25)	(0.94)	(1.19)	11.72	12.44		273,048	1.16	(g)	1.23	(g)	1.19	(g)	16
Year ended 01/31/19	12.41	0.10	(0.78)	(0.68)	(0.11)	(0.13)	(0.24)	11.49	(5.33)		358,746	1.17		1.24		0.86		40
Class R
Year ended 12/31/23	9.50	0.22	0.90	1.12	(0.09)	–	(0.09)	10.53	11.84		147,026	0.63		0.63		2.16		28
Year ended 12/31/22	12.05	0.14	(2.30)	(2.16)	(0.13)	(0.26)	(0.39)	9.50	(17.94)		135,035	0.63		0.63		1.32		22
Year ended 12/31/21	11.85	0.09	1.07	1.16	(0.23)	(0.73)	(0.96)	12.05	9.92		161,076	0.61		0.64		0.75		32
Year ended 12/31/20	11.88	0.13	1.12	1.25	(0.15)	(1.13)	(1.28)	11.85	11.32		153,448	0.58		0.65		1.15		88
Eleven months ended 12/31/19	11.65	0.19	1.30	1.49	(0.32)	(0.94)	(1.26)	11.88	12.84		131,445	0.66	(g)	0.73	(g)	1.69	(g)	16
Year ended 01/31/19	12.59	0.16	(0.79)	(0.63)	(0.18)	(0.13)	(0.31)	11.65	(4.86)		116,637	0.66		0.73		1.36		40
Class S
Year ended 12/31/23	9.59	0.25	0.92	1.17	(0.13)	–	(0.13)	10.63	12.22		19,864	0.28		0.28		2.51		28
Year ended 12/31/22	12.16	0.18	(2.32)	(2.14)	(0.17)	(0.26)	(0.43)	9.59	(17.64)		19,994	0.28		0.28		1.67		22
Year ended 12/31/21	11.96	0.14	1.07	1.21	(0.28)	(0.73)	(1.01)	12.16	10.22		26,025	0.26		0.29		1.10		32
Period ended 12/31/20(h)	10.46	0.11	2.38	2.49	(0.19)	(0.80)	(0.99)	11.96	23.86		26,339	0.23	(g)	0.30	(g)	1.50	(g)	88
Class Y
Year ended 12/31/23	9.66	0.27	0.94	1.21	(0.15)	–	(0.15)	10.72	12.51		25,052	0.13		0.13		2.66		28
Year ended 12/31/22	12.25	0.19	(2.34)	(2.15)	(0.18)	(0.26)	(0.44)	9.66	(17.54)		25,613	0.13		0.13		1.82		22
Year ended 12/31/21	12.04	0.16	1.08	1.24	(0.30)	(0.73)	(1.03)	12.25	10.40		33,378	0.11		0.14		1.25		32
Year ended 12/31/20	12.03	0.19	1.15	1.34	(0.20)	(1.13)	(1.33)	12.04	11.97		29,097	0.08		0.15		1.65		88
Eleven months ended 12/31/19	11.78	0.25	1.32	1.57	(0.38)	(0.94)	(1.32)	12.03	13.39		18,433	0.16	(g)	0.23	(g)	2.19	(g)	16
Year ended 01/31/19	12.73	0.23	(0.82)	(0.59)	(0.23)	(0.13)	(0.36)	11.78	(4.41)		15,732	0.17		0.24		1.85		40
Class R5
Year ended 12/31/23	9.58	0.28	0.92	1.20	(0.16)	–	(0.16)	10.62	12.49		1,340	0.05		0.05		2.74		28
Year ended 12/31/22	12.15	0.20	(2.32)	(2.12)	(0.19)	(0.26)	(0.45)	9.58	(17.45)		9	0.05		0.05		1.90		22
Year ended 12/31/21	11.95	0.17	1.07	1.24	(0.31)	(0.73)	(1.04)	12.15	10.53		11	0.00		0.03		1.36		32
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04		11	0.00		0.07		1.73		88
Period ended 12/31/19(i)	12.03	0.17	1.08	1.25	(0.39)	(0.94)	(1.33)	11.95	10.45		10	0.09	(g)	0.16	(g)	2.26	(g)	16
Class R6
Year ended 12/31/23	9.58	0.28	0.92	1.20	(0.16)	–	(0.16)	10.62	12.49		2,597	0.05		0.05		2.74		28
Year ended 12/31/22	12.15	0.20	(2.32)	(2.12)	(0.19)	(0.26)	(0.45)	9.58	(17.45)		2,061	0.05		0.05		1.90		22
Year ended 12/31/21	11.95	0.17	1.07	1.24	(0.31)	(0.73)	(1.04)	12.15	10.53		2,767	0.00		0.03		1.36		32
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04		2,147	(0.01)		0.06		1.74		88
Period ended 12/31/19(i)	12.03	0.18	1.08	1.26	(0.40)	(0.94)	(1.34)	11.95	10.49		10	0.04	(g)	0.11	(g)	2.31	(g)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.51%, 0.52%, 0.52% and 0.58% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(d)	Does not include indirect expenses from affiliated fund fees and expenses of 0.56% and 0.57% for the eleven months ended December 31, 2019, and for the year ended January 31, 2019, respectively.
(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $597,759,006 in connection with the acquisition of Invesco Moderate Allocation Fund into the Fund.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 0.24%, 0.24% and 0.23% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date of May 15, 2020.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Select Risk: Moderate Investor Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderate Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

14	Invesco Select Risk: Moderate Investor Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown

15	Invesco Select Risk: Moderate Investor Fund

as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $11,805 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would

16	Invesco Select Risk: Moderate Investor Fund

continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 0.47%, 1.22%, 0.72%, 0.37%, 0.22%, 0.22% and 0.22%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2025. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. The Adviser did not reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, Class R and Class S Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $206,415 in front-end sales commissions from the sale of Class A shares and $18,691 and $3,903 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

17	Invesco Select Risk: Moderate Investor Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$1,795,201,689	$–	$–	$1,795,201,689

Money Market Funds	11,739,592	121,768,250	–	133,507,842

Total Investments	$1,806,941,281	$121,768,250	$–	$1,928,709,531

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(234,479)	$–	$ (234,479)

Change in Net Unrealized Appreciation:
Futures contracts	282,898	3,927,267	4,210,165

Total	$48,419	$3,927,267	$ 3,975,686

			Futures Contracts

Average notional value			$110,512,797

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $79,215.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18	Invesco Select Risk: Moderate Investor Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$18,952,904	$27,025,156

Long-term capital gain	–	44,566,788

Total distributions	$18,952,904	$71,591,944

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$26,216,990

Net unrealized appreciation – investments	116,213,609

Net unrealized appreciation – foreign currencies	3

Temporary book/tax differences	(143,856)

Capital loss carryforward	(29,308,121)

Shares of beneficial interest	1,693,329,840

Total net assets	$1,806,308,465

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$13,852,856	$15,455,265	$29,308,121

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $485,293,507 and $561,614,390, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$184,975,378

Aggregate unrealized (depreciation) of investments	(68,761,769)

Net unrealized appreciation of investments	$116,213,609

Cost of investments for tax purposes is $1,812,495,922.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $3,288,629, undistributed net realized gain (loss) was increased by $16,009,762 and shares of beneficial interest was decreased by $12,721,133. This reclassification had no effect on the net assets of the Fund.

19	Invesco Select Risk: Moderate Investor Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	13,845,828	$139,590,709	14,338,320	$150,222,629

Class C	2,465,145	24,102,433	2,744,369	27,692,460

Class R	2,665,399	26,639,301	2,457,707	25,351,396

Class S	43,110	435,105	39,119	410,243

Class Y	614,955	6,242,017	850,293	8,835,459

Class R5	123,759	1,259,179	-	-

Class R6	57,524	573,092	12,901	133,952

Issued as reinvestment of dividends:
Class A	1,512,911	15,855,299	5,872,144	56,726,114

Class C	58,782	599,747	601,320	5,658,501

Class R	123,672	1,284,947	551,404	5,282,453

Class S	23,025	241,067	88,826	858,948

Class Y	28,330	299,452	103,039	1,003,601

Class R5	1,802	18,867	-	-

Class R6	3,459	36,246	9,589	92,627

Automatic conversion of Class C shares to Class A shares:
Class A	1,926,023	19,347,050	2,019,476	21,054,232

Class C	(1,983,167)	(19,347,050)	(2,078,985)	(21,054,232)

Reacquired:
Class A	(25,456,902)	(256,655,189)	(25,067,732)	(261,248,151)

Class C	(3,237,552)	(31,611,057)	(3,555,243)	(36,130,312)

Class R	(3,044,673)	(30,312,503)	(2,159,937)	(22,452,167)

Class S	(283,024)	(2,865,146)	(182,712)	(1,930,639)

Class Y	(956,146)	(9,739,128)	(1,026,712)	(10,817,848)

Class R5	(234)	(2,362)	-	-

Class R6	(31,696)	(323,618)	(35,023)	(416,764)

Net increase (decrease) in share activity	(11,499,670)	$(114,331,542)	(4,417,837)	$(50,727,498)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

20	Invesco Select Risk: Moderate Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Moderate Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select

Risk: Moderate Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended December 31, 2023 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.

For each of the four years in the period ended December 31, 2023 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R5 and Class R6.
For each of the three years in the period ended December 31, 2023 and the period May 15, 2020 (commencement date) through December 31, 2020 for Class S.

The financial statements of Oppenheimer Portfolio Series: Moderate Investor Fund (subsequently renamed Invesco Select Risk: Moderate Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Select Risk: Moderate Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,047.00	$1.91	$1,023.34	$1.89	0.37%
Class C	1,000.00	1,042.20	5.82	1,019.51	5.75	1.13
Class R	1,000.00	1,044.70	3.25	1,022.03	3.21	0.63
Class S	1,000.00	1,046.90	1.44	1,023.79	1.43	0.28
Class Y	1,000.00	1,047.10	0.67	1,024.55	0.66	0.13
Class R5	1,000.00	1,048.30	0.26	1,024.95	0.26	0.05
Class R6	1,000.00	1,048.30	0.26	1,024.95	0.26	0.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Select Risk: Moderate Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	33.95%
Corporate Dividends Received Deduction*	21.50%
U.S. Treasury Obligations*	30.31%
Qualified Business Income*	1.50%
Business Interest Income*	49.02%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Select Risk: Moderate Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSMI-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Select Risk: Moderately Conservative Investor Fund

Nasdaq:

A: CAAMX ∎ C: CACMX ∎ R: CMARX ∎ S: CMASX ∎ Y: CAAYX ∎ R5: CMAIX ∎ R6: CNSSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Tax Information

T-1	Trustees and Officers

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Select Risk: Moderately Conservative Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Moderately Conservative Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.84%
Class C Shares	8.89
Class R Shares	9.49
Class S Shares	9.94
Class Y Shares	10.01
Class R5 Shares	10.16
Class R6 Shares	10.16
Bloomberg Global Aggregate USD Hedged Index▼	7.15
Custom Invesco Select Risk: Moderately Conservative Index∎	13.10
MSCI All Country World Index▼	22.20

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Despite rapid interest rate hikes over the course of 2022 and 2023, many developed economies continued to grow and as of the end of the year ended December 31, 2023, have only recently started to show signs of strain. Western developed economies continued to demonstrate surprising resilience, particularly the US, which has benefited from consumer strength. Additionally, data in the fourth quarter of 2023 indicated a significant easing of inflation for many Western developed economies.

 As a result, markets began to abandon the view that policy rates would remain higher for longer. This shift in expectations around monetary policy impacted the 10-year US Treasury yield. After reaching a peak of just over 5% in late October, it fell below 4% in December. This decline in long-term rates over the quarter provided a tailwind for both equities and fixed income.

 Global stocks posted strong gains for the year. The US stock market was the standout performer for 2023, led by a small cohort of large-cap technology stocks. In the fourth quarter, there was a broadening of the market, with small-cap stocks and European stocks posting large gains.

 Fixed income also performed well for the quarter and the year. Emerging market bonds and US high-yield bonds posted substantial returns for the quarter and for the full year. In terms of currencies, the US dollar weakened significantly during the year on expectations of a more dovish US Federal Reserve Board.

 Commodities generally showed weak performance in the fourth quarter. Oil prices were a substantial drag, pressured by concerns about weakening demand from China and the US as well as increased supply. How-

ever, gold was an exception; gold prices experienced major gains for the quarter, helped by robust central bank buying, investors seeking to hedge against geopolitical risk and a weaker US dollar.

 Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting pre-defined risk levels. From an absolute Fund performance perspective, the portfolio’s allocations to equities, fixed income and alternatives were all contributors to performance. Only the Invesco Master Loan Fund and Invesco S&P Small Cap Low Volatility ETF detracted from absolute Fund performance as the portfolio produced a positive return for the year.

 From a relative Fund performance perspective, the portfolio underperformed its custom benchmark, the Custom Invesco Select Risk: Moderately Conservative Investor Index, during the year. Underperformance was driven mainly by style selection within the equity allocation and manager selection in the fixed income allocation. Within the equity allocation the S&P 500 Low Volatility ETF and S&P 500 Pure Growth ETF were the leading detractors. Within the fixed income allocation the Invesco Equal Weight 0-30 Year Treasury ETF was the leading detractor.

 Conversely, allocations to other equity and fixed income funds were the leading contributors to relative performance during the year. Within the allocations, the Invesco Global Fund, Invesco High Yield Fund, Invesco NASDAQ 100 ETF, and Invesco International Bond Fund were the leading contributors.

 Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in the Invesco Select Risk: Moderately Conservative Investor Fund.

Portfolio manager(s):

Jeffrey Bennett

Alessio de Longis

Scott Hixon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Select Risk: Moderately Conservative Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Select Risk: Moderately Conservative Investor Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.73%
10 Years	2.72
5 Years	3.18
1 Year	3.83

Class C Shares
Inception (4/29/05)	3.72%
10 Years	2.69
5 Years	3.55
1 Year	7.89

Class R Shares
Inception (4/29/05)	3.78%
10 Years	3.04
5 Years	4.08
1 Year	9.49

Class S Shares
Inception (6/3/11)	4.05%
10 Years	3.40
5 Years	4.44
1 Year	9.94

Class Y Shares
Inception (10/3/08)	4.89%
10 Years	3.55
5 Years	4.60
1 Year	10.01

Class R5 Shares
Inception (4/29/05)	4.34%
10 Years	3.61
5 Years	4.67
1 Year	10.16

Class R6 Shares
10 Years	3.51%
5 Years	4.67
1 Year	10.16

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Select Risk: Moderately Conservative Investor Fund

Supplemental Information

Invesco Select Risk: Moderately Conservative Investor Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Moderately Conservative Index is composed of 40% MSCI All Country World Index and 60% Bloomberg Global Aggregate USD Hedged Index.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Select Risk: Moderately Conservative Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Fixed Income Funds	58.10%

Equity Funds	36.28

Alternative Funds	4.96

Money Market Funds	0.66

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2023.

6	Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments

December 31, 2023

Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments in Affiliated Issuers–99.96%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/23	Value 12/31/23
Alternative Funds–4.97%
Invesco Global Real Estate Income Fund, Class R6	2.62%	$5,619,614	$1,848,680	$(668,962)	$675,618	$(104,695)	$248,964	878,457	$7,370,255

Invesco Macro Allocation Strategy Fund, Class R6	2.35%	9,094,613	106,347	(2,547,669)	317,873	(349,976)	106,347	881,650	6,621,188

Total Alternative Funds		14,714,227	1,955,027	(3,216,631)	993,491	(454,671)	355,311		13,991,443

Domestic Equity Funds–21.72%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	3.34%	8,482,797	1,016,391	(1,281,801)	1,338,859	(164,718)	-	327,231	9,391,528

Invesco Main Street Small Cap Fund, Class R6	2.48%	4,500,200	3,330,480	(1,967,514)	934,181	193,229	46,862	333,520	6,990,576

Invesco NASDAQ 100 ETF	1.78%	-	5,178,445	(1,602,772)	1,218,083	219,803	26,286	29,747	5,013,559

Invesco Russell 1000® Dynamic Multifactor ETF	5.84%	15,139,785	1,688,350	(3,354,789)	2,657,083	317,738	234,428	319,941	16,448,167

Invesco S&P 500® Low Volatility ETF	3.94%	12,524,208	-	(1,164,293)	(128,406)	(137,556)	285,358	177,050	11,093,953

Invesco S&P 500® Pure Growth ETF	2.02%	10,515,821	-	(5,066,976)	(670,862)	891,583	108,783	175,746	5,669,566

Invesco S&P 500® Pure Value ETF	2.32%	7,119,886	-	(902,965)	332,088	(14,374)	164,274	79,613	6,534,635

Invesco S&P SmallCap Low Volatility ETF	-	3,036,138	-	(2,897,753)	(710,846)	572,461	23,280	-	-

Total Domestic Equity Funds		61,318,835	11,213,666	(18,238,863)	4,970,180	1,878,166	889,271		61,141,984

Fixed Income Funds–58.17%
Invesco Core Plus Bond Fund, Class R6	9.56%	41,122,008	1,431,274	(16,008,248)	2,865,264	(2,503,802)	1,431,308	2,911,958	26,906,496

Invesco Equal Weight 0-30 Year Treasury ETF(c)	11.67%	41,956,516	-	(9,512,202)	2,263,423	(1,854,309)	997,039	1,139,557	32,853,428

Invesco Floating Rate ESG Fund, Class R6(d)	5.01%	-	14,092,276	-	5,790	-	479,009	2,072,999	14,096,391

Invesco Fundamental High Yield® Corporate Bond ETF	-	11,704,156	-	(11,709,600)	1,204,741	(1,199,297)	115,743	-	-

Invesco High Yield Fund, Class R6	8.23%	-	25,461,862	(3,027,846)	721,793	(1,257)	1,252,880	6,596,738	23,154,552

Invesco Income Fund, Class R6	1.00%	5,031,920	199,249	(2,437,913)	180,324	(154,739)	199,251	411,509	2,818,841

Invesco International Bond Fund, Class R6(d)	6.56%	9,327,619	12,250,812	(3,928,179)	2,015,368	(588,066)	207,120	4,156,065	18,452,930

Invesco Master Loan Fund, Class R6	-	14,978,786	870,268	(15,255,144)	(91,226)	(502,684)	864,681	-	-

Invesco Senior Floating Rate Fund, Class R6(d)	0.73%	-	2,336,276	(342,275)	62,930	8,471	149,005	309,198	2,059,259

Invesco Taxable Municipal Bond ETF(e)	8.15%	26,230,088	-	(4,427,828)	2,279,827	(1,136,441)	901,875	852,681	22,945,646

Invesco Variable Rate Investment Grade ETF	7.26%	15,415,259	7,266,557	(2,496,140)	261,948	(156)	1,210,871	818,227	20,447,468

Total Fixed Income Funds		165,766,352	63,908,574	(69,145,375)	11,770,182	(7,932,280)	7,808,782		163,735,011

Foreign Equity Funds–14.60%
Invesco EQV Emerging Markets All Cap Fund, Class R6	1.48%	4,363,467	78,630	(586,099)	287,544	33,473	78,630	126,080	4,177,015

Invesco Developing Markets Fund, Class R6	1.49%	6,173,816	39,753	(2,619,008)	1,778,923	(1,161,247)	39,753	109,210	4,212,237

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	1.27%	-	3,697,480	(509,528)	350,245	28,660	102,620	75,260	3,566,857

Invesco Global Fund, Class R6	4.06%	16,978,069	1,079,090	(9,599,428)	4,864,992	(825,206)	-	124,194	11,418,427

Invesco Global Infrastructure Fund, Class R6	1.00%	2,896,153	120,279	(170,118)	(27,131)	(2,448)	84,378	244,721	2,816,735

Invesco International Select Equity Fund, Class R6	-	3,708,681	-	(3,874,002)	1,338,128	(1,172,807)	-	-	-

Invesco International Small-Mid Company Fund, Class R6	1.03%	2,929,006	77,507	(393,150)	350,653	(26,205)	34,683	67,672	2,894,987

Invesco Oppenheimer International Growth Fund, Class R6	1.04%	-	3,311,320	(458,995)	38,865	317,135	29,430	82,124	2,923,616

Invesco RAFI™ Strategic Developed ex-US ETF	-	5,839,794	-	(6,004,213)	(518,958)	683,377	-	-	-

Invesco S&P Emerging Markets Low Volatility ETF	2.22%	4,494,566	2,178,001	(733,122)	389,565	(73,874)	242,616	260,197	6,255,136

Invesco S&P International Developed Low Volatility ETF	1.01%	2,982,944	-	(295,501)	156,441	(8,996)	106,033	100,635	2,834,888

Total Foreign Equity Funds		50,366,496	10,582,060	(25,243,164)	9,009,267	(2,208,138)	718,143		41,099,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–99.96%(a)

	% of Net Assets 12/31/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/23	Value 12/31/23
Money Market Funds–0.50%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(f)	0.18%	$227,285	$18,306,363	$(18,044,947)	$-	$-		$21,469		488,701	$488,701

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(f)	0.12%	154,880	13,075,974	(12,889,176)	10	76		13,190		341,525	341,764

Invesco Treasury Portfolio, Institutional Class, 5.26%(f)	0.20%	259,754	20,921,558	(20,622,797)	-	-		23,155		558,515	558,515

Total Money Market Funds		641,919	52,303,895	(51,556,920)	10	76		57,814			1,388,980

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $276,373,195)	99.96%	292,807,829	139,963,222	(167,400,953)	26,743,130	(8,716,847)		9,829,321			281,357,316

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.17%
Invesco Private Government Fund, 5.32%(f)(g)	0.05%	-	25,472,219	(25,339,382)	-	-		61,362	(h)	132,837	132,837

Invesco Private Prime Fund, 5.55%(f)(g)	0.12%	-	53,372,105	(53,033,605)	105	2,980		163,698	(h)	341,346	341,585

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $474,317)	0.17%	-	78,844,324	(78,372,987)	105	2,980		225,060			474,422

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $276,847,512)	100.13%	$292,807,829	$218,807,546	$(245,773,940)	$26,743,235	$(8,713,867	)(i)	$10,054,381			$281,831,738

OTHER ASSETS LESS LIABILITIES	(0.13)%										(365,856)

NET ASSETS	100.00%										$281,465,882

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	Effective August 25, 2023, the underlying fund’s name changed.
(d)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(e)	All or a portion of this security was out on loan at December 31, 2023.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Global Fund	$1,079,090
Invesco International Small-Mid Company Fund	42,824
Invesco Oppenheimer International Growth Fund	284,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in affiliated underlying funds, at value (Cost $276,847,512)*	$281,831,738

Receivable for:
Fund shares sold	442,292

Dividends - affiliated underlying funds	531,794

Investment for trustee deferred compensation and retirement plans	47,268

Other assets	38,881

Total assets	282,891,973

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	526,624

Fund shares reacquired	222,607

Collateral upon return of securities loaned	474,317

Accrued fees to affiliates	116,503

Accrued other operating expenses	33,373

Trustee deferred compensation and retirement plans	52,667

Total liabilities	1,426,091

Net assets applicable to shares outstanding	$281,465,882

Net assets consist of:
Shares of beneficial interest	$295,504,679

Distributable earnings (loss)	(14,038,797)

$281,465,882

Net Assets:
Class A	$247,518,947

Class C	$14,878,252

Class R	$10,301,666

Class S	$1,573,973

Class Y	$6,878,707

Class R5	$76,970

Class R6	$237,367

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	24,126,782

Class C	1,468,112

Class R	1,008,657

Class S	153,230

Class Y	671,768

Class R5	7,468

Class R6	23,033

Class A:
Net asset value per share	$10.26

Maximum offering price per share (Net asset value of $10.26 ÷ 94.50%)	$10.86

Class C:
Net asset value and offering price per share	$10.13

Class R:
Net asset value and offering price per share	$10.21

Class S:
Net asset value and offering price per share	$10.27

Class Y:
Net asset value and offering price per share	$10.24

Class R5:
Net asset value and offering price per share	$10.31

Class R6:
Net asset value and offering price per share	$10.31

*	At December 31, 2023, security with a value of $457,470 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $37,111)	$9,866,432

Interest	22,314

Total investment income	9,888,746

Expenses:

Administrative services fees	40,394

Custodian fees	3,221

Distribution fees:
Class A	620,805

Class C	156,448

Class R	48,633

Class S	2,360

Transfer agent fees – A, C, R, S and Y	318,461

Transfer agent fees – R5	24

Transfer agent fees – R6	54

Trustees’ and officers’ fees and benefits	18,700

Registration and filing fees	102,165

Reports to shareholders	29,913

Professional services fees	46,824

Other	13,583

Total expenses	1,401,585

Less: Expense offset arrangement(s)	(8,161)

Net expenses	1,393,424

Net investment income	8,495,322

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(10,120,490)

Capital gain distributions from affiliated underlying fund shares	1,406,623

(8,713,867)

Change in net unrealized appreciation of affiliated underlying fund shares	26,743,235

Net realized and unrealized gain	18,029,368

Net increase in net assets resulting from operations	$26,524,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$8,495,322	$5,820,867

Net realized gain (loss)	(8,713,867)	(11,199,044)

Change in net unrealized appreciation (depreciation)	26,743,235	(58,325,423)

Net increase (decrease) in net assets resulting from operations	26,524,690	(63,703,600)

Distributions to shareholders from distributable earnings:

Class A	(4,400,538)	(11,115,426)

Class C	(158,742)	(608,915)

Class R	(151,500)	(356,214)

Class S	(29,365)	(70,925)

Class Y	(189,563)	(846,632)

Class R5	(1,818)	(4,459)

Class R6	(4,844)	(1,871)

Total distributions from distributable earnings	(4,936,370)	(13,004,442)

Return of capital:

Class A	-	(178,713)

Class C	-	(7,293)

Class R	-	(4,918)

Class S	-	(1,166)

Class Y	-	(14,568)

Class R5	-	(76)

Class R6	-	(27)

Total return of capital	-	(206,761)

Total distributions	(4,936,370)	(13,211,203)

Share transactions–net:

Class A	(19,758,294)	(17,524,674)

Class C	(2,326,801)	(3,969,209)

Class R	620,476	1,003,513

Class S	(111,802)	(39,358)

Class Y	(11,650,725)	9,072,926

Class R5	(24,880)	9,458

Class R6	178,985	11,888

Net increase (decrease) in net assets resulting from share transactions	(33,073,041)	(11,435,456)

Net increase (decrease) in net assets	(11,484,721)	(88,350,259)

Net assets:

Beginning of year	292,950,603	381,300,862

End of year	$281,465,882	$292,950,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Moderately Conservative Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (e)

Class A
Year ended 12/31/23	$ 9.51	$ 0.29	$ 0.64	$ 0.93	$ (0.18)	$ -	$ -	$ (0.18)	$ 10.26	9.84%	$ 247,519	0.45%	0.45%	2.99%	31%
Year ended 12/31/22	11.93	0.19	(2.18)	(1.99)	(0.18)	(0.24)	(0.01)	(0.43)	9.51	(16.69)	248,677	0.44	0.44	1.83	29
Year ended 12/31/21	11.69	0.15	0.69	0.84	(0.23)	(0.37)	-	(0.60)	11.93	7.26	331,992	0.44	0.44	1.25	28
Year ended 12/31/20	11.47	0.20	0.94	1.14	(0.27)	(0.65)	-	(0.92)	11.69	10.23	300,116	0.47	0.47	1.81	86
Year ended 12/31/19	10.68	0.35	1.18	1.53	(0.35)	(0.39)	-	(0.74)	11.47	14.39	257,703	0.48	0.48	3.01	28

Class C
Year ended 12/31/23	9.40	0.22	0.61	0.83	(0.10)	-	-	(0.10)	10.13	8.89	14,878	1.20	1.20	2.24	31
Year ended 12/31/22	11.79	0.11	(2.15)	(2.04)	(0.11)	(0.24)	-	(0.35)	9.40	(17.29)	16,084	1.19	1.19	1.08	29
Year ended 12/31/21	11.55	0.06	0.68	0.74	(0.13)	(0.37)	-	(0.50)	11.79	6.53	24,758	1.19	1.19	0.50	28
Year ended 12/31/20	11.34	0.12	0.92	1.04	(0.18)	(0.65)	-	(0.83)	11.55	9.40	27,569	1.22	1.22	1.06	86
Year ended 12/31/19	10.57	0.26	1.16	1.42	(0.26)	(0.39)	-	(0.65)	11.34	13.45	33,282	1.23	1.23	2.26	28

Class R
Year ended 12/31/23	9.47	0.27	0.62	0.89	(0.15)	-	-	(0.15)	10.21	9.49	10,302	0.70	0.70	2.74	31
Year ended 12/31/22	11.88	0.16	(2.16)	(2.00)	(0.16)	(0.24)	(0.01)	(0.41)	9.47	(16.90)	8,955	0.69	0.69	1.58	29
Year ended 12/31/21	11.64	0.12	0.69	0.81	(0.20)	(0.37)	-	(0.57)	11.88	7.02	10,020	0.69	0.69	1.00	28
Year ended 12/31/20	11.42	0.18	0.93	1.11	(0.24)	(0.65)	-	(0.89)	11.64	9.99	7,877	0.72	0.72	1.56	86
Year ended 12/31/19	10.64	0.32	1.17	1.49	(0.32)	(0.39)	-	(0.71)	11.42	14.05	7,777	0.73	0.73	2.76	28

Class S
Year ended 12/31/23	9.52	0.30	0.64	0.94	(0.19)	-	-	(0.19)	10.27	9.94	1,574	0.35	0.35	3.09	31
Year ended 12/31/22	11.95	0.20	(2.19)	(1.99)	(0.19)	(0.24)	(0.01)	(0.44)	9.52	(16.66)	1,567	0.34	0.34	1.93	29
Year ended 12/31/21	11.70	0.16	0.70	0.86	(0.24)	(0.37)	-	(0.61)	11.95	7.46	2,009	0.34	0.34	1.35	28
Year ended 12/31/20	11.48	0.22	0.93	1.15	(0.28)	(0.65)	-	(0.93)	11.70	10.33	2,012	0.37	0.37	1.91	86
Year ended 12/31/19	10.70	0.36	1.17	1.53	(0.36)	(0.39)	-	(0.75)	11.48	14.39	1,877	0.38	0.38	3.11	28

Class Y
Year ended 12/31/23	9.50	0.32	0.62	0.94	(0.20)	-	-	(0.20)	10.24	10.01	6,879	0.20	0.20	3.24	31
Year ended 12/31/22	11.92	0.21	(2.17)	(1.96)	(0.21)	(0.24)	(0.01)	(0.46)	9.50	(16.49)	17,526	0.19	0.19	2.08	29
Year ended 12/31/21	11.67	0.18	0.70	0.88	(0.26)	(0.37)	-	(0.63)	11.92	7.63	12,372	0.19	0.19	1.50	28
Year ended 12/31/20	11.45	0.23	0.93	1.16	(0.29)	(0.65)	-	(0.94)	11.67	10.52	10,363	0.22	0.22	2.06	86
Year ended 12/31/19	10.67	0.37	1.18	1.55	(0.38)	(0.39)	-	(0.77)	11.45	14.59	9,457	0.23	0.23	3.26	28

Class R5
Year ended 12/31/23	9.56	0.33	0.63	0.96	(0.21)	-	-	(0.21)	10.31	10.16	77	0.12	0.12	3.32	31
Year ended 12/31/22	11.99	0.22	(2.18)	(1.96)	(0.22)	(0.24)	(0.01)	(0.47)	9.56	(16.40)	96	0.12	0.12	2.15	29
Year ended 12/31/21	11.74	0.19	0.69	0.88	(0.26)	(0.37)	-	(0.63)	11.99	7.65	109	0.15	0.15	1.54	28
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	-	(0.95)	11.74	10.51	11	0.19	0.19	2.09	86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	-	(0.77)	11.52	14.69	11	0.19	0.20	3.30	28

Class R6
Year ended 12/31/23	9.56	0.33	0.63	0.96	(0.21)	-	-	(0.21)	10.31	10.16	237	0.12	0.12	3.32	31
Year ended 12/31/22	11.98	0.22	(2.17)	(1.95)	(0.22)	(0.24)	(0.01)	(0.47)	9.56	(16.33)	46	0.12	0.12	2.15	29
Year ended 12/31/21	11.74	0.19	0.68	0.87	(0.26)	(0.37)	-	(0.63)	11.98	7.56	41	0.15	0.15	1.54	28
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	-	(0.95)	11.74	10.51	12	0.19	0.19	2.09	86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	-	(0.77)	11.52	14.69	10	0.19	0.20	3.30	28

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.49%, 0.49%, 0.49%, 0.51% and 0.51% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Moderately Conservative Investor Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderately Conservative Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

The Fund is a “fund of funds”, in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds (“ETFs”) and other pooled investment vehicles advised by Invesco Capital Management LLC (“Invesco Capital”) or mutual funds, ETFs and other pooled investment vehicles advised by unaffiliated advisers (“underlying funds”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by

13	Invesco Select Risk: Moderately Conservative Investor Fund

the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower

14	Invesco Select Risk: Moderately Conservative Investor Fund

or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $2,099 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.40%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $20,022 in front-end sales commissions from the sale of Class A shares and $13,132 and $906 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

15	Invesco Select Risk: Moderately Conservative Investor Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$279,968,336	$-	$-	$279,968,336

Money Market Funds	1,388,980	474,422	-	1,863,402

Total Investments	$281,357,316	$474,422	$-	$281,831,738

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,161.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$4,936,370	$6,057,918

Long-term capital gain	-	6,946,524

Return of capital	-	206,761

Total distributions	$4,936,370	$13,211,203

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,509,097

Net unrealized appreciation (depreciation) – investments	(2,000,311)

Temporary book/tax differences	(36,663)

Capital loss carryforward	(15,510,920)

Shares of beneficial interest	295,504,679

Total net assets	$281,465,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

16	Invesco Select Risk: Moderately Conservative Investor Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,271,999	$12,238,921	$15,510,920

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $87,659,327 and $115,844,033, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$11,348,383

Aggregate unrealized (depreciation) of investments	(13,348,694)

Net unrealized appreciation (depreciation) of investments	$(2,000,311)

Cost of investments for tax purposes is $283,832,049.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was decreased by $1,103,542, undistributed net realized gain (loss) was increased by $1,090,170 and shares of beneficial interest was increased by $13,372. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,243,634	$31,941,105	3,913,981	$40,339,954

Class C	287,710	2,816,004	444,004	4,579,693

Class R	329,535	3,238,466	349,475	3,601,407

Class S	1,650	16,200	1,564	16,200

Class Y	123,013	1,199,540	1,101,986	12,109,546

Class R5	702	6,962	588	6,032

Class R6	34,674	341,799	2,713	27,965

Issued as reinvestment of dividends:
Class A	409,203	4,035,436	1,079,790	10,546,978

Class C	15,486	151,223	60,731	583,120

Class R	15,383	151,221	36,972	358,613

Class S	2,973	29,365	7,364	72,091

Class Y	17,906	175,351	82,662	807,223

Class R5	164	1,618	417	4,089

Class R6	290	2,861	152	1,485

Automatic conversion of Class C shares to Class A shares:
Class A	151,132	1,483,872	158,199	1,636,174

Class C	(153,112)	(1,483,872)	(160,206)	(1,636,174)

17	Invesco Select Risk: Moderately Conservative Investor Fund

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(5,820,296)	$(57,218,707)	(6,830,674)	$(70,047,780)

Class C	(393,666)	(3,810,156)	(732,401)	(7,495,848)

Class R	(281,974)	(2,769,211)	(284,285)	(2,956,507)

Class S	(15,933)	(157,367)	(12,505)	(127,649)

Class Y	(1,314,819)	(13,025,616)	(377,272)	(3,843,843)

Class R5	(3,463)	(33,460)	(63)	(663)

Class R6	(16,713)	(165,675)	(1,496)	(17,562)

Net increase (decrease) in share activity	(3,366,521)	$(33,073,041)	(1,158,304)	$(11,435,456)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18	Invesco Select Risk: Moderately Conservative Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Moderately Conservative Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Moderately Conservative Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Select Risk: Moderately Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,040.50	$2.37	$1,022.89	$2.35	0.46%
Class C	1,000.00	1,036.90	6.21	1,019.11	6.16	1.21
Class R	1,000.00	1,039.30	3.65	1,021.63	3.62	0.71
Class S	1,000.00	1,041.00	1.85	1,023.39	1.84	0.36
Class Y	1,000.00	1,041.90	1.08	1,024.15	1.07	0.21
Class R5	1,000.00	1,043.10	0.62	1,024.60	0.61	0.12
Class R6	1,000.00	1,043.10	0.62	1,024.60	0.61	0.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco Select Risk: Moderately Conservative Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	17.71%
Corporate Dividends Received Deduction*	11.43%
U.S. Treasury Obligations*	31.47%
Qualified Business Income*	1.09%
Business Interest Income*	63.51%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Select Risk: Moderately Conservative Investor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	CAL-AR-1

Annual Report to Shareholders	December 31, 2023

Invesco Small Cap Growth Fund

Nasdaq:

A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2023, Class A shares of Invesco Small Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/22 to 12/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.66%
Class C Shares	11.99
Class R Shares	12.43
Class Y Shares	12.93
Investor Class Shares	12.75
Class R5 Shares	13.08
Class R6 Shares	13.17
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 2000 Growth Index▼ (Style-Specific Index)	18.66
Lipper Small-Cap Growth Funds Index∎ (Peer Group Index)	18.36

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 For the year ended December 31, 2023, the portfolio delivered a positive absolute return but trailed the Russell 2000 Growth Index. The markets experienced three sharp rallies and two sharp downdrafts in 2023 driven by mixed macro-economic indicators suggesting the economy was slowing and inflation was cooling, however, the labor market remained strong and excess savings sustained healthy consumer spending trends. The portfolio delivered positive relative performance during the down markets but trailed during the market rallies as interest rates inflected downward. A prominent factor driving portfolio underperformance during the market rallies included being too defensively positioned as lower quality and less profitable businesses experienced strength relative to higher quality names. At a sector level, the leading relative detractors included stock selection in the health care, consumer discretionary, information technology (IT), consumer staples, financials and communication services sectors. Alternatively, relative performance was assisted by stock selection in the industrials, energy, materials and real estate sectors. An underweight allocation relative to the benchmark in the health care and materials sectors also added to positive relative performance.

 On an individual stock basis, the leading absolute detractor during the year was Revance Therapeutics, which is focused on the cash-pay ‘vanity cosmetics’ market in the US, with a product portfolio comprised of dermal fillers and neuromodulators. At its investor day, Revance announced a new pricing strategy to reduce the price for Daxxify in an effort to price closer to parity with similar neuromodulator, Botox, despite having a longer period of efficacy. This initiative created concerns that a ‘pricing war’ may begin in the space, leading to significant multiple compression despite solid fundamentals. The stock was sold from the portfolio during the year.

 Medical device company, Insulet struggled during the year despite delivering better-than-expected growth in revenue and new patient adds. The stock sold off on concerns over the potential impact of GLP-1 diabetes drugs on the sales of Insulet’s insulin pumps. Insulet’s CEO also highlighted the potential for patients with diabetes to delay beginning insulin therapy, which would be a headwind to the business.

 Another leading absolute detractor during the year was Halozyme Therapeutics, which is a biotechnology firm focused on the development of novel oncology therapies used on human enzymes with the aim of altering tumors. Most of the underperformance came at the beginning of 2023 after company leadership delivered underwhelming forward guidance. A rotation into more cyclical names away from defensive health care names such as Halozyme also weighed on the share price. There have since been some questions as to the reimbursement dynamics for Medicare

2	Invesco Small Cap Growth Fund

Part D drugs as well as patent life for coformulation on some of Halozyme’s products, which have raised questions on the revenue outlook.

 Popular quick-service chicken wing restaurant, Wingstop was the leading contributor on an absolute basis in 2023. The company continues to generate industry leading sales and earnings-per-share growth driven by growing adoption of their new sandwich platform, a rollout to third-party delivery platforms, and increasing digital penetration. Same-store-sales growth is also industry leading and viewed very favorable given it was driven by higher customer traffic while pricing remained fairly stable.

 Manhattan Associates was also among the leading absolute contributors. The enterprise software solution company has put together a string of impressive fundamental results, which we believe is a reflection if its strong position in the marketplace and strength from new product rollouts. With most software companies struggling to add new customers, Manhattan Associates has excelled and delivered best in class results.

 Saia is a less-than-truckload transportation company and rallied during the year on strong profitability results despite a difficult macroeconomic backdrop. Saia is also expanding its network footprint, which bodes well for future profitability. The less-than truckload shipping company has executed well on pricing and experienced an increase in shipments per workday and an increase in tonnage per workday implying improving shipping trends.

 We wish to remind you that all positioning changes are based on bottom-up stock selection, while disciplined portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure with modest over- and under-weights. The portfolio tends to have higher quality and larger market cap biases relative to its style-specific benchmark. Structural underweights include real estate investment trusts and pharma/ biotech. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream are preferred.

 Relative to the Russell 2000 Growth, the portfolio’s largest sector over-weights are in IT and industrials. The largest sector underweights include health care, communication services and materials.

 The labor market has remained healthy, although interest rate increases have managed to slow the economy and cool inflation. Interestingly, despite the higher interest rates and a slowing economy, consumption has remained steady. This can be attributed to the strong job market and elevated consumer savings, which have served as a buffer. Forecasting a recession in this scenario is no easy task. The labor market’s resilience and the cushion provided by excess savings are counterbalancing the negative macro-economic indicators. The market rally in the fourth quarter of 2023, albeit of low quality, supports the notion that the Fed has successfully navigated the economy to a soft landing. It also suggests that the Fed has completed its cycle of raising interest rates and may now be in a position to shift towards easing monetary policy. The market seems to be in a position to continue its upward trajectory, however, we remain cautious. We’ve scaled back some of our defensive positioning and introduced more cyclicality, but we’re also aware of potential risks, so we seek to maintain a balanced approach to positioning. From a secular perspective, we view artificial intelligence as a significant technology trend with wide-ranging implications for technology investment, employment and productivity enhancements.

 Thank you for your commitment to the Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Juan Hartsfield - Lead

Clay Manley

Justin Sander

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/23, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	9.58%
10 Years	6.74
5 Years	7.50
1 Year	6.49

Class C Shares
Inception (5/3/99)	8.10%
10 Years	6.70
5 Years	7.94
1 Year	10.99

Class R Shares
Inception (6/3/02)	8.19%
10 Years	7.08
5 Years	8.45
1 Year	12.43

Class Y Shares
Inception (10/3/08)	10.77%
10 Years	7.61
5 Years	9.00
1 Year	12.93

Investor Class Shares
Inception (4/7/06)	8.09%
10 Years	7.38
5 Years	8.80
1 Year	12.75

Class R5 Shares
Inception (3/15/02)	8.41%
10 Years	7.74
5 Years	9.12
1 Year	13.08

Class R6 Shares
Inception (9/24/12)	10.39%
10 Years	7.84
5 Years	9.20
1 Year	13.17

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Small Cap Growth Fund

Supplemental Information

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Small Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	24.98%

Industrials	22.52

Health Care	19.04

Consumer Discretionary	12.13

Financials	6.74

Consumer Staples	4.37

Energy	4.09

Materials	2.81

Real Estate	2.06

Other Sectors, Each Less than 2% of Net Assets	1.11

Money Market Funds Plus Other Assets Less Liabilities	0.15

Top 10 Equity Holdings*

		% of total net assets

1.	Natera, Inc.	1.68%

2.	Altair Engineering, Inc., Class A	1.49

3.	Guidewire Software, Inc.	1.49

4.	Saia, Inc.	1.37

5.	Repligen Corp.	1.34

6.	AZEK Co., Inc. (The)	1.29

7.	EastGroup Properties, Inc.	1.27

8.	Wingstop, Inc.	1.26

9.	TMX Group Ltd.	1.22

10.	Glaukos Corp.	1.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

7	Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.85%
Aerospace & Defense–1.37%
BWX Technologies, Inc.	193,686	$14,861,527

Moog, Inc., Class A	95,854	13,877,742

		28,739,269

Air Freight & Logistics–1.08%
GXO Logistics, Inc.(b)(c)	371,942	22,747,973

Alternative Carriers–0.61%
Iridium Communications, Inc.	309,068	12,721,239

Application Software–10.06%
Altair Engineering, Inc., Class A(b)(c)	371,808	31,287,643

BlackLine, Inc.(b)	238,669	14,902,492

CCC Intelligent Solutions Holdings, Inc.(b)(c)	1,792,575	20,417,429

Clearwater Analytics Holdings, Inc., Class A(b)	715,757	14,336,613

Descartes Systems Group, Inc. (The) (Canada)(b)	197,841	16,630,514

DoubleVerify Holdings, Inc.(b)	583,095	21,446,234

Guidewire Software, Inc.(b)(c)	286,519	31,242,032

Informatica, Inc., Class A(b)(c)	551,220	15,649,136

Manhattan Associates, Inc.(b)	68,851	14,824,997

Procore Technologies, Inc.(b)	157,189	10,880,623

Workiva, Inc.(b)(c)	191,320	19,424,720

		211,042,433

Automotive Retail–0.65%
Murphy USA, Inc.	38,303	13,657,318

Biotechnology–6.25%
Apellis Pharmaceuticals, Inc.(b)(c)	183,139	10,962,701

Ascendis Pharma A/S, ADR (Denmark)(b)	114,201	14,383,616

Cytokinetics, Inc.(b)(c)	180,550	15,074,119

Halozyme Therapeutics, Inc.(b)(c)	429,615	15,878,570

Karuna Therapeutics, Inc.(b)	63,123	19,979,061

Natera, Inc.(b)(c)	563,352	35,288,369

Twist Bioscience Corp.(b)	179,224	6,606,197

Xenon Pharmaceuticals, Inc. (Canada)(b)	282,629	13,017,892

		131,190,525

Broadline Retail–0.68%
Ollie’s Bargain Outlet Holdings, Inc.(b)	187,818	14,253,508

Building Products–3.19%
AAON, Inc.	288,503	21,311,717

AZEK Co., Inc. (The)(b)	707,003	27,042,865

Simpson Manufacturing Co., Inc.	94,190	18,647,736

		67,002,318

Cargo Ground Transportation–1.36%
Saia, Inc.(b)	65,312	28,621,025

Casinos & Gaming–0.82%
International Game Technology PLC(c)	628,891	17,237,902

	Shares	Value

Commercial & Residential Mortgage Finance–0.72%
PennyMac Financial Services, Inc.(c)	170,432	$15,061,076

Construction & Engineering–2.61%
AECOM	166,921	15,428,508

Construction Partners, Inc., Class A(b)	518,732	22,575,216

MYR Group, Inc.(b)	115,844	16,754,518

		54,758,242

Construction Machinery & Heavy Transportation Equipment–1.67%
Federal Signal Corp.	251,798	19,322,978

Terex Corp.	273,112	15,693,016

		35,015,994

Construction Materials–0.93%
Eagle Materials, Inc.	96,259	19,525,176

Data Processing & Outsourced Services–0.80%
Verra Mobility Corp., Class A(b)	731,945	16,856,693

Education Services–1.71%
Bright Horizons Family Solutions, Inc.(b)(c)	171,723	16,183,176

Stride, Inc.(b)(c)	331,376	19,673,793

		35,856,969

Electrical Components & Equipment–1.75%
Atkore, Inc.(b)(c)	100,286	16,045,760

nVent Electric PLC	350,961	20,738,286

		36,784,046

Electronic Components–0.79%
Littelfuse, Inc.	62,064	16,605,844

Electronic Equipment & Instruments–0.81%
Novanta, Inc.(b)(c)	100,685	16,956,361

Electronic Manufacturing Services–0.51%
Fabrinet (Thailand)(b)(c)	56,449	10,743,938

Environmental & Facilities Services–1.11%
Clean Harbors, Inc.(b)	133,389	23,277,714

Financial Exchanges & Data–1.22%
TMX Group Ltd. (Canada)	1,054,409	25,503,799

Food Distributors–0.89%
Performance Food Group Co.(b)	271,132	18,748,778

Food Retail–0.43%
Grocery Outlet Holding Corp.(b)	337,961	9,111,429

Footwear–0.50%
On Holding AG, Class A (Switzerland)(b)(c)	387,463	10,449,877

Gas Utilities–0.25%
New Jersey Resources Corp.	117,828	5,252,772

Health Care Equipment–4.42%
Axonics, Inc.(b)	275,469	17,142,436

Glaukos Corp.(b)(c)	318,451	25,313,670

iRhythm Technologies, Inc.(b)	131,202	14,043,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Small Cap Growth Fund

	Shares	Value

Health Care Equipment–(continued)
Penumbra, Inc.(b)(c)	74,394	$18,713,067

Shockwave Medical, Inc.(b)	6,641	1,265,509

TransMedics Group, Inc.(b)(c)	204,728	16,159,181

		92,637,725

Health Care Facilities–2.73%
Acadia Healthcare Co., Inc.(b)	304,006	23,639,507

Surgery Partners, Inc.(b)(c)	510,755	16,339,052

Tenet Healthcare Corp.(b)	228,956	17,302,205

		57,280,764

Health Care Services–0.03%
Option Care Health, Inc.(b)	19,170	645,837

Health Care Supplies–0.71%
Lantheus Holdings, Inc.(b)(c)	232,992	14,445,504

Merit Medical Systems, Inc.(b)	5,242	398,182

		14,843,686

Homebuilding–2.46%
Cavco Industries, Inc.(b)	57,681	19,993,388

Installed Building Products, Inc.	104,118	19,034,853

M/I Homes, Inc.(b)	90,449	12,458,445

		51,486,686

Homefurnishing Retail–0.76%
RH(b)(c)	54,907	16,004,292

Hotels, Resorts & Cruise Lines–0.75%
Wyndham Hotels & Resorts, Inc.	195,212	15,696,997

Human Resource & Employment Services–0.92%
ASGN, Inc.(b)	201,071	19,336,998

Industrial Machinery & Supplies & Components–2.88%
Enpro, Inc.	117,337	18,391,401

Nordson Corp.	78,309	20,686,106

RBC Bearings, Inc.(b)(c)	74,717	21,286,126

		60,363,633

Industrial REITs–2.06%
EastGroup Properties, Inc.	145,188	26,647,806

Terreno Realty Corp.	262,593	16,456,703

		43,104,509

Internet Services & Infrastructure–0.72%
DigitalOcean Holdings, Inc.(b)(c)	409,649	15,030,022

Investment Banking & Brokerage–0.81%
Jefferies Financial Group, Inc.	417,740	16,880,873

IT Consulting & Other Services–1.06%
Globant S.A.(b)	93,133	22,163,791

Life Sciences Tools & Services–3.17%
10X Genomics, Inc., Class A(b)(c)	381,451	21,345,998

Bio-Techne Corp.	221,186	17,066,712

Repligen Corp.(b)(c)	156,615	28,159,377

		66,572,087

Oil & Gas Equipment & Services–1.73%
ChampionX Corp.	726,122	21,210,023

TechnipFMC PLC (United Kingdom)	752,870	15,162,802

		36,372,825

	Shares	Value

Oil & Gas Exploration & Production–2.36%
Chord Energy Corp.	77,831	$12,937,847

Matador Resources Co.(c)	228,269	12,979,376

Permian Resources Corp.(c)	949,312	12,910,643

Range Resources Corp.	347,686	10,583,562

		49,411,428

Other Specialty Retail–0.91%
Academy Sports and Outdoors, Inc.	287,921	19,002,786

Packaged Foods & Meats–2.24%
Freshpet, Inc.(b)(c)	159,269	13,818,178

Post Holdings, Inc.(b)(c)	216,059	19,026,156

Simply Good Foods Co. (The)(b)(c)	359,139	14,221,904

		47,066,238

Personal Care Products–0.81%
e.l.f. Beauty, Inc.(b)(c)	117,201	16,916,792

Pharmaceuticals–1.73%
Intra-Cellular Therapies, Inc.(b)	252,675	18,096,584

Prestige Consumer Healthcare, Inc.(b)	295,851	18,111,998

		36,208,582

Property & Casualty Insurance–0.83%
Kinsale Capital Group, Inc.	51,797	17,347,333

Regional Banks–1.51%
Pinnacle Financial Partners, Inc.	182,357	15,905,178

Western Alliance Bancorporation	238,810	15,711,310

		31,616,488

Research & Consulting Services–1.54%
KBR, Inc.	277,400	15,370,734

Parsons Corp.(b)	270,633	16,971,395

		32,342,129

Restaurants–2.89%
Shake Shack, Inc., Class A(b)	245,106	18,167,257

Texas Roadhouse, Inc.	133,034	16,260,746

Wingstop, Inc.	102,444	26,285,081

		60,713,084

Semiconductor Materials & Equipment–1.05%
Onto Innovation, Inc.(b)	144,325	22,067,293

Semiconductors–5.34%
Allegro MicroSystems, Inc. (Japan)(b)	513,285	15,537,137

Diodes, Inc.(b)	71,614	5,766,359

Lattice Semiconductor Corp.(b)	347,258	23,957,330

MACOM Technology Solutions Holdings, Inc.(b)	180,276	16,756,654

Power Integrations, Inc.(c)	203,831	16,736,563

Silicon Laboratories, Inc.(b)	121,536	16,075,567

Synaptics, Inc.(b)	151,213	17,250,379

		112,079,989

Specialty Chemicals–1.88%
Element Solutions, Inc.	1,022,060	23,650,468

Quaker Chemical Corp.	74,085	15,811,221

		39,461,689

Systems Software–3.92%
CyberArk Software Ltd.(b)	114,043	24,981,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Small Cap Growth Fund

	Shares	Value

Systems Software–(continued)
GitLab, Inc., Class A(b)	341,440	$21,497,062

JFrog Ltd. (Israel)(b)	517,443	17,908,702

Varonis Systems, Inc.(b)(c)	392,613	17,777,517

		82,164,400

Technology Distributors–0.72%
Arrow Electronics, Inc.(b)	122,685	14,998,241

Trading Companies & Distributors–2.24%
Applied Industrial Technologies, Inc.	46,617	8,050,290

SiteOne Landscape Supply, Inc.(b)(c)	123,202	20,020,325

WESCO International, Inc.	109,172	18,982,827

		47,053,442

Transaction & Payment Processing Services–1.65%
Flywire Corp.(b)(c)	716,623	16,589,822

Shift4 Payments, Inc., Class A(b)(c)	243,376	18,092,572

		34,682,394

Water Utilities–0.25%
American States Water Co.	64,115	5,156,128

Total Common Stocks & Other Equity Interests (Cost $1,671,952,887)		2,094,431,379

Money Market Funds–1.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	8,080,260	8,080,260

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	5,167,010	$5,170,627

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	9,234,584	9,234,584

Total Money Market Funds (Cost $22,484,713)		22,485,471

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.92% (Cost $1,694,437,600)		2,116,916,850

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–14.33%
Invesco Private Government Fund, 5.32%(d)(e)(f)	82,748,554	82,748,554

Invesco Private Prime Fund, 5.55%(d)(e)(f)	217,648,016	217,800,370

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $300,470,984)		300,548,924

TOTAL INVESTMENTS IN SECURITIES–115.25% (Cost $1,994,908,584)		2,417,465,774

OTHER ASSETS LESS LIABILITIES–(15.25)%		(319,928,861)

NET ASSETS–100.00%		$2,097,536,913

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,145,133	$195,006,358	$(203,071,231)	$-	$-	$8,080,260	$612,692
Invesco Liquid Assets Portfolio, Institutional Class	10,564,083	139,290,256	(144,686,247)	(4,307)	6,842	5,170,627	413,186
Invesco Treasury Portfolio, Institutional Class	18,451,581	222,864,410	(232,081,407)	-	-	9,234,584	699,458
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	125,264,649	713,503,082	(756,019,177)	-	-	82,748,554	5,695,193*
Invesco Private Prime Fund	319,636,680	1,385,561,507	(1,487,509,976)	23,799	88,360	217,800,370	15,230,773*
Total	$490,062,126	$2,656,225,613	$(2,823,368,038)	$19,492	$95,202	$323,034,395	$22,651,302

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,671,952,887)*	$2,094,431,379

Investments in affiliated money market funds, at value (Cost $322,955,697)	323,034,395

Cash	5,567

Foreign currencies, at value (Cost $302)	310

Receivable for:
Investments sold	4,575,907

Fund shares sold	2,258,472

Dividends	698,407

Investment for trustee deferred compensation and retirement plans	330,004

Other assets	70,611

Total assets	2,425,405,052

Liabilities:
Payable for:
Investments purchased	2,306,059

Fund shares reacquired	23,735,674

Collateral upon return of securities loaned	300,470,984

Accrued fees to affiliates	864,503

Accrued other operating expenses	131,884

Trustee deferred compensation and retirement plans	359,035

Total liabilities	327,868,139

Net assets applicable to shares outstanding	$2,097,536,913

Net assets consist of:
Shares of beneficial interest	$1,953,650,110

Distributable earnings	143,886,803

$2,097,536,913

Net Assets:
Class A	$510,293,154

Class C	$5,929,922

Class R	$56,945,110

Class Y	$122,466,889

Investor Class	$150,257,531

Class R5	$648,606,011

Class R6	$603,038,296

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,051,823

Class C	747,225

Class R	2,691,470

Class Y	4,436,930

Investor Class	5,328,395

Class R5	19,696,609

Class R6	18,039,933

Class A:
Net asset value per share	$25.45

Maximum offering price per share (Net asset value of $25.45 ÷ 94.50%)	$26.93

Class C:
Net asset value and offering price per share	$7.94

Class R:
Net asset value and offering price per share	$21.16

Class Y:
Net asset value and offering price per share	$27.60

Investor Class:
Net asset value and offering price per share	$28.20

Class R5:
Net asset value and offering price per share	$32.93

Class R6:
Net asset value and offering price per share	$33.43

*	At December 31, 2023, securities with an aggregate value of $290,112,356 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $84,124)	$10,781,122

Dividends from affiliated money market funds (includes net securities lending income of $615,547)	2,340,883

Total investment income	13,122,005

Expenses:

Advisory fees	15,151,123

Administrative services fees	312,357

Custodian fees	40,117

Distribution fees:
Class A	1,329,998

Class C	62,294

Class R	300,039

Investor Class	254,686

Transfer agent fees - A, C, R, Y and Investor	1,738,365

Transfer agent fees - R5	693,631

Transfer agent fees - R6	197,219

Trustees’ and officers’ fees and benefits	36,463

Registration and filing fees	136,112

Reports to shareholders	137,300

Professional services fees	91,222

Other	44,242

Total expenses	20,525,168

Less: Fees waived and/or expense offset arrangement(s)	(43,153)

Net expenses	20,482,015

Net investment income (loss)	(7,360,010)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(36,496,923)

Affiliated investment securities	95,202

Foreign currencies	851

(36,400,870)

Change in net unrealized appreciation of:
Unaffiliated investment securities	307,055,989

Affiliated investment securities	19,492

Foreign currencies	596

307,076,077

Net realized and unrealized gain	270,675,207

Net increase in net assets resulting from operations	$263,315,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(7,360,010)	$(7,885,819)

Net realized gain (loss)	(36,400,870)	(238,541,803)

Change in net unrealized appreciation (depreciation)	307,076,077	(1,152,678,224)

Net increase (decrease) in net assets resulting from operations	263,315,197	(1,399,105,846)

Distributions to shareholders from distributable earnings:

Class A	–	(19,053,290)

Class C	–	(735,601)

Class R	–	(2,614,949)

Class Y	–	(4,238,695)

Investor Class	–	(4,575,585)

Class R5	–	(19,883,252)

Class R6	–	(17,908,330)

Total distributions from distributable earnings	–	(69,009,702)

Share transactions–net:

Class A	(92,788,145)	(86,561,713)

Class C	(1,896,204)	(2,682,507)

Class R	(13,105,477)	(8,308,052)

Class Y	(22,169,159)	(45,751,085)

Investor Class	(11,731,226)	(11,353,774)

Class R5	(173,390,368)	(227,541,022)

Class R6	(128,163,919)	95,968,061

Net increase (decrease) in net assets resulting from share transactions	(443,244,498)	(286,230,092)

Net increase (decrease) in net assets	(179,929,301)	(1,754,345,640)

Net assets:

Beginning of year	2,277,466,214	4,031,811,854

End of year	$2,097,536,913	$2,277,466,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Small Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/23	$22.59	$(0.14)	$ 3.00	$ 2.86	$ -	$25.45	12.66%		$ 510,293	1.17%		1.17%		(0.58)%		55%
Year ended 12/31/22	36.33	(0.14)	(12.79)	(12.93)	(0.81)	22.59	(35.60)		541,922	1.16		1.16		(0.54)		44
Year ended 12/31/21	47.78	(0.43)	3.12	2.69	(14.14)	36.33	7.33		988,307	1.14		1.14		(0.86)		35
Year ended 12/31/20	35.35	(0.35)	19.40	19.05	(6.62)	47.78	57.00		1,047,921	1.15		1.15		(0.90)		51
Year ended 12/31/19	31.02	(0.09)	7.59	7.50	(3.17)	35.35	24.32		499,603	1.17		1.17		(0.25)		31
Class C
Year ended 12/31/23	7.09	(0.09)	0.94	0.85	-	7.94	11.99	(d)	5,930	1.87	(d)	1.87	(d)	(1.28	)(d)	55
Year ended 12/31/22	12.36	(0.11)	(4.35)	(4.46)	(0.81)	7.09	(36.10)		7,123	1.91		1.91		(1.29)		44
Year ended 12/31/21	25.63	(0.41)	1.28	0.87	(14.14)	12.36	6.55	(d)	15,850	1.86	(d)	1.86	(d)	(1.58	)(d)	35
Year ended 12/31/20	21.39	(0.38)	11.24	10.86	(6.62)	25.63	55.86	(d)	21,567	1.87	(d)	1.87	(d)	(1.62	)(d)	51
Year ended 12/31/19	19.95	(0.23)	4.84	4.61	(3.17)	21.39	23.32		3,686	1.92		1.92		(1.00)		31
Class R
Year ended 12/31/23	18.82	(0.16)	2.50	2.34	-	21.16	12.43		56,945	1.42		1.42		(0.83)		55
Year ended 12/31/22	30.57	(0.17)	(10.77)	(10.94)	(0.81)	18.82	(35.79)		63,161	1.41		1.41		(0.79)		44
Year ended 12/31/21	42.52	(0.50)	2.69	2.19	(14.14)	30.57	7.07		112,217	1.39		1.39		(1.11)		35
Year ended 12/31/20	32.08	(0.39)	17.45	17.06	(6.62)	42.52	56.59		137,020	1.40		1.40		(1.15)		51
Year ended 12/31/19	28.46	(0.17)	6.96	6.79	(3.17)	32.08	24.01		118,302	1.42		1.42		(0.50)		31
Class Y
Year ended 12/31/23	24.44	(0.08)	3.24	3.16	-	27.60	12.93		122,467	0.92		0.92		(0.33)		55
Year ended 12/31/22	39.11	(0.08)	(13.78)	(13.86)	(0.81)	24.44	(35.44)		129,518	0.91		0.91		(0.29)		44
Year ended 12/31/21	50.24	(0.32)	3.33	3.01	(14.14)	39.11	7.61		274,782	0.89		0.89		(0.61)		35
Year ended 12/31/20	36.83	(0.26)	20.29	20.03	(6.62)	50.24	57.38		301,301	0.90		0.90		(0.65)		51
Year ended 12/31/19	32.14	(0.00)	7.86	7.86	(3.17)	36.83	24.59		217,477	0.92		0.92		0.00		31
Investor Class
Year ended 12/31/23	25.01	(0.13)	3.32	3.19	-	28.20	12.75	(e)	150,258	1.10	(e)	1.10	(e)	(0.51	)(e)	55
Year ended 12/31/22	40.08	(0.14)	(14.12)	(14.26)	(0.81)	25.01	(35.58	)(e)	144,075	1.13	(e)	1.13	(e)	(0.51	)(e)	44
Year ended 12/31/21	51.24	(0.42)	3.40	2.98	(14.14)	40.08	7.41	(e)	246,961	1.05	(e)	1.05	(e)	(0.77	)(e)	35
Year ended 12/31/20	37.52	(0.33)	20.67	20.34	(6.62)	51.24	57.11	(e)	249,837	1.07	(e)	1.07	(e)	(0.82	)(e)	51
Year ended 12/31/19	32.76	(0.08)	8.01	7.93	(3.17)	37.52	24.34		187,171	1.13		1.13		(0.21)		31
Class R5
Year ended 12/31/23	29.12	(0.07)	3.88	3.81	-	32.93	13.08		648,606	0.82		0.82		(0.23)		55
Year ended 12/31/22	46.32	(0.06)	(16.33)	(16.39)	(0.81)	29.12	(35.39)		737,830	0.81		0.81		(0.19)		44
Year ended 12/31/21	56.89	(0.31)	3.88	3.57	(14.14)	46.32	7.71		1,445,168	0.79		0.79		(0.51)		35
Year ended 12/31/20	41.01	(0.24)	22.74	22.50	(6.62)	56.89	57.56		1,564,134	0.80		0.80		(0.55)		51
Year ended 12/31/19	35.45	0.05	8.68	8.73	(3.17)	41.01	24.75		1,156,887	0.80		0.80		0.12		31
Class R6
Year ended 12/31/23	29.54	(0.05)	3.94	3.89	-	33.43	13.17		603,038	0.75		0.75		(0.16)		55
Year ended 12/31/22	46.94	(0.04)	(16.55)	(16.59)	(0.81)	29.54	(35.35)		653,838	0.74		0.74		(0.12)		44
Year ended 12/31/21	57.42	(0.26)	3.92	3.66	(14.14)	46.94	7.80		948,527	0.70		0.70		(0.42)		35
Year ended 12/31/20	41.31	(0.20)	22.93	22.73	(6.62)	57.42	57.70		836,400	0.71		0.71		(0.46)		51
Year ended 12/31/19	35.66	0.09	8.73	8.82	(3.17)	41.31	24.86		497,160	0.71		0.71		0.21		31

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95%, 0.97% and 0.97% for Class C for the years ended December 31, 2023, 2021 and 2020, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18%, 0.22%, 0.16% and 0.17% for Investor Class for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Small Cap Growth Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15	Invesco Small Cap Growth Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

16	Invesco Small Cap Growth Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $38,333 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $41,104.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2023, IDI advised the Fund that IDI retained $21,899 in front-end sales commissions from the sale of Class A shares and $19 and $206 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2023, the Fund incurred $146,426 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

17	Invesco Small Cap Growth Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,094,431,379	$–	$–	$2,094,431,379

Money Market Funds	22,485,471	300,548,924	–	323,034,395

Total Investments	$2,116,916,850	$300,548,924	$–	$2,417,465,774

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $1,519,641.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,049.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$9,442,460

Long-term capital gain	–	59,567,242

Total distributions	$–	$69,009,702

*	Includes short-term capital gain distributions, if any.

18	Invesco Small Cap Growth Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$421,666,140

Net unrealized appreciation – foreign currencies	8

Temporary book/tax differences	(238,217)

Capital loss carryforward	(277,541,128)

Shares of beneficial interest	1,953,650,110

Total net assets	$2,097,536,913

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$277,541,128	$–	$277,541,128

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $1,206,357,523 and $1,616,211,328, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$476,693,417

Aggregate unrealized (depreciation) of investments	(55,027,277)

Net unrealized appreciation of investments	$421,666,140

Cost of investments for tax purposes is $1,995,799,634.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $7,390,749, undistributed net realized gain (loss) was decreased by $33,011 and shares of beneficial interest was decreased by $7,357,738. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,531,454	$36,428,116	2,050,024	$53,737,900

Class C	72,420	535,940	86,200	759,175

Class R	500,902	9,928,986	529,867	11,515,638

Class Y	772,919	19,989,087	1,224,289	34,836,061

Investor Class	532,424	13,615,192	340,253	10,041,542

Class R5	2,391,052	74,060,100	2,993,457	97,805,958

Class R6	3,300,593	103,322,109	7,354,616	277,105,301

Issued as reinvestment of dividends:
Class A	-	-	821,377	18,653,474

Class C	-	-	101,950	726,904

Class R	-	-	138,134	2,614,872

Class Y	-	-	161,679	3,972,442

Investor Class	-	-	173,272	4,357,868

Class R5	-	-	673,059	19,707,176

Class R6	-	-	599,710	17,811,382

19	Invesco Small Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	48,728	$1,142,325	48,178	$1,244,909

Class C	(155,695)	(1,142,325)	(142,388)	(1,244,908)

Reacquired:
Class A	(5,522,074)	(130,358,586)	(6,127,843)	(160,197,996)

Class C	(173,803)	(1,289,819)	(323,593)	(2,923,678)

Class R	(1,164,588)	(23,034,463)	(984,049)	(22,438,562)

Class Y	(1,636,219)	(42,158,246)	(3,112,393)	(84,559,588)

Investor Class	(964,994)	(25,346,418)	(913,660)	(25,753,184)

Class R5	(8,029,163)	(247,450,468)	(9,531,038)	(345,054,156)

Class R6	(7,393,052)	(231,486,028)	(6,029,135)	(198,948,622)

Net increase (decrease) in share activity	(15,889,096)	$(443,244,498)	(9,868,034)	$(286,230,092)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 21, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,023.70	$6.02	$1,019.26	$6.01	1.18%
Class C	1,000.00	1,020.60	9.57	1,015.73	9.55	1.88
Class R	1,000.00	1,022.20	7.29	1,018.00	7.27	1.43
Class Y	1,000.00	1,024.90	4.75	1,020.52	4.74	0.93
Investor Class	1,000.00	1,023.60	5.66	1,019.61	5.65	1.11
Class R5	1,000.00	1,025.20	4.19	1,021.07	4.18	0.82
Class R6	1,000.00	1,025.80	3.83	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

T-2	Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Small Cap Growth Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	SCG-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 365,666	$ 565,550
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 252,121	$ 418,564
All Other Fees	$ 0	$ 0
Total Fees	$ 617,787	$ 984,114
(1)

Tax Fees for the fiscal years ended 2023 and 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$ 874,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$1,094,000	$ 874,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended December 31, 2023 and $7,376,000 for the fiscal year ended December 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,856,121 for the fiscal year ended December 31, 2023 and $8,668,564 for the fiscal year ended December 31, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 12, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	February 29, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	February 29, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 29, 2024